UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street

15th Floor

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2018

Active Equity Multi-Manager Funds
Multi-Manager International Equity
Multi-Manager U.S. Dynamic Equity
Multi-Manager U.S. Small Cap Equity

Active Equity Multi-Manager Funds

∎	MULTI-MANAGER INTERNATIONAL EQUITY

∎	MULTI-MANAGER U.S. DYNAMIC EQUITY

∎	MULTI-MANAGER U.S. SMALL CAP EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Active Equity Multi-Manager Funds

Market Review

The capital markets experienced mixed results during the 12 months ended October 31, 2018 (the “Reporting Period”) amidst a resurgence of volatility.

When the Reporting Period began in November 2017, global equity markets marched higher, extending their record highs of the calendar year on the heels of strong corporate earnings growth and positive business sentiment. Bullish market sentiment was further augmented by the passage of a U.S. tax reform bill in December 2017. The U.S. Federal Reserve’s (“Fed”) decision in the same month to raise short-term interest rates by a quarter of a percentage point did little to temper the rally, as the rate hike was largely driven by the Fed’s positive outlook for U.S. economic growth and a strong jobs market. In late January 2018, the U.S. dollar fell to a three-year low versus other developed markets currencies based on concerns about rhetoric from the U.S. Treasury Secretary, who said he favored a weak U.S. dollar, as well as by what investors perceived as the erosion of the U.S. dollar’s yield relative to those of other currencies. During February 2018, volatility returned to the capital markets amid bond market jitters and a significant sell-off in the global equity markets, which was largely influenced by a rise in the 10-year U.S. Treasury yield. The U.S. Administration’s announcement of steel and aluminum tariffs compounded equity investors’ concerns. In March 2018, at Jerome Powell’s first policy meeting as Fed chair, the U.S. central bank raised short-term interest rates by another quarter percentage point. Fed policymakers went on to raise short-term rates by the same amount on two more occasions — in June and September 2018, and the capital markets anticipated a fourth hike before calendar year end. The Fed’s interest rate hikes led to higher U.S. bond yields, which, in addition to strong corporate earnings growth and a relatively stable macroeconomic picture, helped keep global equity markets rather range bound between March and September 2018. Then, in October, global equities sold off significantly, largely erasing earlier gains. The sell-off was triggered by the continued rise in U.S. bond yields and emerging signs of a slowdown in global economic growth, which sparked investors’ rotation out of growth- and momentum-oriented sectors, such as consumer discretionary and information technology, into value-oriented sectors, such as energy, and traditionally defensive sectors, such as utilities. Global equities finished the Reporting Period with modest losses, as positive returns in the U.S. were offset by the negative performance of European and emerging markets stocks. From a sector perspective, gains overall in health care and information technology were offset by declines in financials and industrials. In commodities, energy prices broadly moved higher during the Reporting Period overall on a combination of U.S. sanctions on Russia, trade disputes and continuing tightness in crude oil supplies. However, metals lagged, particularly in the closing months of the Reporting Period, as the outlook for global economic growth became a focal point for investors.

Credit markets generally sold off during the Reporting Period overall, as a more hawkish Fed continued to forecast additional interest rate hikes against the backdrop of strong U.S. economic growth and increasing signs of inflation. (Hawkish tends to suggest higher interest rates; opposite of dovish.) Credit spreads, or yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity, widened slightly, with concerns about U.S.-China trade tensions weighing on investor sentiment for corporate bonds. Floating-rate bank loans were the best performing sector in the U.S. fixed income markets during the Reporting Period, as each increase in LIBOR boosted coupon payments, fueling investor demand. (LIBOR is London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements.) Demand for floating-rate bank loans came at the expense of fixed-rate investment grade bonds and

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MARKET REVIEW

fixed-rate high yield corporate bonds. That said, high yield corporate bonds recorded a positive return for the Reporting Period overall, as their higher yields generally offset the negative effects of their greater duration and the widening of credit spreads. (Duration measures sensitivity to changes in interest rates.) Outside the U.S., emerging markets credit spreads also widened, as rising U.S. interest rates proved to be a headwind for emerging markets debt. Meanwhile, a strong U.S. dollar dampened the performance of local emerging markets bonds. As a result, U.S. dollar-denominated emerging markets debt and local emerging markets debt were among the worst performing fixed income sectors during the Reporting Period overall.

Public real estate markets were driven primarily by fundamentals during the Reporting Period overall, as investors’ search for yield continued to decrease at the margin. Dispersion among returns across yield quintiles, or market segments, remained modest, with lower yielding, higher quality real estate investment trusts (“REITs”) slightly outperforming. Global real estate markets were up modestly for the Reporting Period as a whole, largely because of a rally in industrial REITs, which benefited from ongoing e-commerce demand and higher barriers to entry for competitive new supply. That said, the performance of the global real estate markets varied during 2018, as a weak first quarter was offset by a rebounding second quarter and a rather muted third quarter. Among market segments, health care REITs struggled on weaker supply/demand dynamics, though more defensive securities performed well during the market volatility in October 2018. Self-storage REITs performed particularly well in the first half of 2018 but had an unusually poor third calendar quarter due to concerns about a potential moderation in 2019 earnings growth. Regionally, North American property stocks experienced a material reversal during the Reporting Period, going from being the worst performing region in the first quarter of 2018 to being the best performing region in the second calendar quarter, with modest additional gains during in the third calendar quarter. Japan and North America generally drove real estate markets during the Reporting Period overall, while Asia (ex-Japan) real estate lagged due in large part to a sell-off in Hong Kong listed companies. Real estate stocks broadly continued to price in further Fed rate hikes as well as elevated investor concerns surrounding U.S. tariffs and trade policy for more economically sensitive property types. In addition, merger and acquisition activity picked up during the Reporting Period.

Looking Ahead

At the end of the Reporting Period, investors appeared to be monitoring political developments in the U.S., with a focus on the midterm elections. A key issue was whether the Democrats would be able to win a majority in the House of Representatives, a result that could create political gridlock in the second half of the President’s term in office, in our view. (On November 6, 2018, after the end of the Reporting Period, the Democratic Party won a majority in the House of Representatives.) Additionally, U.S. trade policy remained a concern at the end of the Reporting Period, as investors monitored whether U.S.-China trade tensions would ease. On the economic front, investors continued to watch for any increase in U.S. inflation, as this could drive the Fed’s schedule for interest rate hikes. Finally, signs of slowing economic growth in China and Europe were drawing significant market attention, with investors looking to discern whether the global economic cycle had plateaued, which could potentially drive strong shifts in market performance.

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PORTFOLIO RESULTS

Multi-Manager International Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares (formerly Institutional Shares) generated an average annual total return of -5.63%. The return compares to the -6.85% average annual total return of the Fund’s benchmark, the MSCI Europe, Australasia and Far East (“EAFE”) Index (Net, USD, Unhedged) (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ an international equity investment strategy. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a negative absolute return but outperformed the Index. The relative outperformance can be attributed to the performance of the Fund’s Underlying Managers. The Fund allocated capital to three Underlying Managers during the Reporting Period as part of its top-level strategy allocation — Causeway Capital Management LLC (“Causeway”), Massachusetts Financial Services Company doing business as MFS Investment Management (“MFS”) and WCM Investment Management (“WCM”).

All three of the Underlying Managers with allocated capital during the Reporting Period generated negative absolute returns. However, on a relative basis, growth-oriented Underlying Manager WCM and core-oriented MFS outperformed the Index. Value-oriented Causeway underperformed the Index. The Index serves as the benchmark index for all three Underlying Managers.

Q	Which international equity strategies most significantly affected Fund performance?

A	The Fund’s results were driven by growth-oriented Underlying Manager WCM, which outperformed the Index during the Reporting Period. WCM benefited from an overweight position and strong stock selection in health care as well as effective stock selection in the information technology and consumer discretionary sectors.

Core-oriented Underlying Manager MFS outperformed the Index as well. Strong stock selection in information technology, plus an underweight and strong stock selection in financials, added to relative returns. In addition, an overweight in the health care sector contributed positively.

Value-oriented Underlying Manager Causeway lagged the Index during the Reporting Period. Causeway was hurt by weak stock selection in consumer staples, information technology and utilities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts during the Reporting Period to take positions in select non-U.S. markets. The use of these derivatives did not have a material impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	At the beginning of the Reporting Period, the Fund’s assets were allocated approximately 44% to Causeway, 25% to MFS and 30% to WCM. The remainder of the Fund’s assets

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PORTFOLIO RESULTS

were invested in cash and cash equivalents. In August 2018, we decided to reduce the Fund’s exposure to growth stocks and trim its exposure to the emerging markets. As a result, we decreased the Fund’s allocation to WCM and increased its allocation to MFS. At the end of the Reporting Period, the Fund’s assets were allocated approximately 44% to Causeway, 35% to MFS and 20% to WCM. The remainder of the Fund’s assets were invested in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was more defensively positioned than the Index. Compared to the Index, the Fund was overweight information technology and health care stocks and was underweight financials and real estate stocks. On a regional basis, the Fund was significantly underweight Japan and developed Asia, while maintaining out-of-benchmark exposure to the emerging markets and North America. From a market capitalization perspective, the Fund was overweight at the end of the Reporting Period in mega-cap stocks and maintained underweights relative to the Index in mid-cap and large-cap companies.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the international equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

4

FUND BASICS

Multi-Manager International Equity Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	MSCI® EAFE® Index (Net, USD, Unhedged)[2]
Class P Shares	-5.63%	-6.85%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Since Inception	Inception Date
Class P Shares	5.01%	6.42%	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Class P Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class P Shares	0.57%	0.82%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 10/31/18[5]
Holding	% of Net Assets	Line of Business
Nestle SA	2.2%	Food Products
Volkswagen AG	1.9	Automobiles
Linde PLC	1.9	Chemicals
Roche Holding AG	1.8	Pharmaceuticals
Novartis AG	1.8	Pharmaceuticals
Akzo Nobel NV	1.8	Chemicals
AIA Group Ltd.	1.6	Insurance
LVMH Moet Hennessy Louis Vuitton SE	1.6	Textiles, Apparel & Luxury Goods
Prudential PLC	1.6	Insurance
Experian PLC	1.5	Professional Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[6]
As of October 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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MULTI-MANAGER INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Class P Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE® Index (Net, USD, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Manager International Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from July 31, 2015 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Since Inception

Class P (Commenced July 31, 2015)*	(5.63)%	3.47%

*	Effective April 16, 2018, Institutional Shares were redesignated as Class P Shares.

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PORTFOLIO RESULTS

Multi-Manager U.S. Dynamic Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Dynamic Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares (formerly Institutional Shares) generated an average annual total return of 6.51%. This return compares to the 7.35% average annual total return of the Fund’s benchmark, the S&P 500® Total Return Index (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ dynamic equity investment strategies. (Dynamic equity investment strategies generally involve investing in equity instruments, often with a long term view. They are long-biased strategies and may have low excess return correlations to traditional long-only equity strategies.) The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a positive absolute return but underperformed the Index. The relative underperformance can be attributed to the performance of the Fund’s Underlying Managers. The Fund allocated capital to three Underlying Managers during the Reporting Period as part of its top-level strategy allocation — Lazard Asset Management LLC (“Lazard”), Sirios Capital Management, L.P. (“Sirios”) and Smead Capital Management, Inc. (“Smead”).

All three of the Underlying Managers with allocated capital during the Reporting Period posted positive absolute returns. On a relative basis, Sirios and Lazard underperformed the Index during the Reporting Period, while Smead outperformed the Index. The Index serves as the benchmark index for all three Underlying Managers.

Q	Which dynamic equity strategies most significantly affected Fund performance?

A	The Fund’s relative underperformance was driven by growth-oriented Underlying Manager Sirios, which lagged the Index during the Reporting Period because of weak stock selection in the consumer discretionary and telecommunication services sectors. An overweight and poor stock selection in the financials sector also detracted from results.

Lazard, which uses an all cap, concentrated investment strategy, also underperformed the Index. An overweight in materials, along with a significant overweight and poor stock selection in consumer staples, detracted from relative performance. Weak stock selection in information technology further diminished returns.

Core-oriented Underlying Manager Smead outpaced the Index during the Reporting Period through an underweight position and strong stock selection in consumer staples. Effective stock selection in health care and a significant overweight in the consumer discretionary sector also aided relative performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts during the Reporting Period to take positions in select non-U.S. markets. The use of these derivatives had a positive impact on the Fund’s results during the Reporting Period.

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PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	There were no changes in the Fund’s allocations during the Reporting Period. At the beginning and end of the Reporting Period, the Fund’s assets were allocated approximately 40.5% to Smead, 40.5% to Sirios and 18% to Lazard. The remainder of the Fund’s assets were invested in cash and cash equivalents.

Near the end of the Reporting Period, Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) was added as an Underlying Manager of the Fund but was not allocated capital. Vaughan Nelson invests in companies that are earning above their cost of capital, with stable to improving returns and where it considers the valuation to be attractive (undervalued growth); companies valued at a significant discount to a specific asset value, with an identifiable catalyst to close the gap (undervalued assets); and companies with an attractive dividend yield and minimum basis risk (undervalued dividends). We added Vaughan Nelson as an Underlying Manager to balance the Fund more effectively from a sector perspective while more evenly dispersing risk across the Fund’s Underlying Managers.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund remained overweight relative to the Index in the consumer discretionary sector, primarily concentrated in the media and household durables industries. It also maintained an overweight in financials, with bank exposure held by Smead and Sirios. Lazard has not historically invested in banks. In addition, the Fund was overweight in the consumer staples sector compared to the Index. The Fund was most underweight in information technology, energy and communication services relative to the Index at the end of the Reporting Period and had no exposure to utilities or real estate. (Near the end of September 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media.) In terms of market capitalization, the Fund maintained a significant underweight in mega caps and an overweight relative to the Index in small/mid cap stocks. Regionally, the Fund was primarily invested in North American equities but also had modest exposure to companies domiciled in Europe and the U.K.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

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FUND BASICS

Multi-Manager U.S. Dynamic Equity Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	S&P 500® Total Return Index[2]
Class P Shares	6.51%	7.35%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The S&P 500® Total Return Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Since Inception	Inception Date
Class P Shares	14.69%	8.43%	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Class P Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class P Shares	0.79%	1.23%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 10/31/18[5]
Holding	% of Net Assets	Line of Business
Berkshire Hathaway, Inc. Class B	4.7%	Diversified Financial Services
JPMorgan Chase & Co.	3.9	Banks
The Coca-Cola Co.	3.5	Beverages
Bank of America Corp.	3.1	Banks
Discovery, Inc. Class A	3.1	Media
Amgen, Inc.	2.6	Biotechnology
Airbus SE	2.5	Aerospace & Defense
Walgreens Boots Alliance, Inc.	2.4	Food & Staples Retailing
Target Corp.	2.4	Multiline Retail
American Express Co.	2.3	Consumer Finance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[6]
As of October 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Class P Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Total Return Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Manager U.S. Dynamic Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from July 31, 2015 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Since Inception

Class P (Commenced July 31, 2015)*	6.51%	6.15%

*	Effective April 16, 2018, Institutional Shares were redesignated as Class P Shares.

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PORTFOLIO RESULTS

Multi-Manager U.S. Small Cap Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Small Cap Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares (formerly Institutional Shares) generated an average annual total return of -0.40%. This return compares to the 1.85% average annual total return of the Fund’s benchmark, the Russell 2000® Total Return Index (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a small-cap equity investment strategy. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a slightly negative absolute return and underperformed the Index. The relative underperformance can be attributed to the performance of the Fund’s Underlying Managers. The Fund allocated capital to three Underlying Managers during the Reporting Period as part of its top-level strategy allocation — Brown Advisory, LLC (“Brown Advisory”), PNC Capital Advisors, LLC (“PNC”) and Boston Partners Global Investors Inc. (“Boston Partners”).

All three of the Underlying Managers with allocated capital during the Reporting Period generated negative absolute returns. On a relative basis, value-oriented Boston Partners and core-oriented manager PNC underperformed their benchmark indices. Growth-oriented manager Brown Advisory slightly outperformed its benchmark index during the Reporting Period.

Q	Which small-cap equity strategies most significantly affected Fund performance?

A	The Fund’s relative underperformance was led by value-oriented Underlying Manager Boston Partners, which lagged its benchmark index, the Russell 2000® Value Index, during the Reporting Period. An overweight position and poor stock selection within materials detracted from relative returns. Weak stock selection and an overweight in the consumer discretionary sector further diminished results.

Core-oriented Underlying Manager PNC also underperformed its benchmark index, the Russell 2000® Total Return Index. Its negative results were due to poor stock selection in the consumer discretionary sector as well as an underweight position and weak stock selection in the health care sector.

Growth-oriented Underlying Manager Brown Advisory slightly outperformed its benchmark index, the Russell 2000® Growth Index, during the Reporting Period, driven by a significant overweight in the information technology sector and a lack of exposure to the materials sector. Additionally, strong stock selection in industrials aided results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	There were no changes in the Fund’s allocations during the Reporting Period. At the beginning and end of the Reporting Period, the Fund’s assets were allocated approximately 44%

13

PORTFOLIO RESULTS

to Boston Partners, 30% to Brown Advisory and 25% to PNC. The remainder of the Fund’s assets were invested in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was moderately overweight compared to the Index in financials, industrials and information technology, while it was underweight health care, real estate and utilities. In terms of market capitalization, the Fund maintained a slight small/mid cap bias relative to the Index, driven predominantly by Underlying Manager Brown Advisory.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. small-cap equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

14

FUND BASICS

Multi-Manager U.S. Small Cap Equity Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	Russell 2000® Total Return Index[2]
Class P Shares	-0.40%	1.85%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The Russell 2000® Total Return Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Since Inception	Inception Date
Class P Shares	12.03%	15.75%	4/29/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Class P Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class P Shares	0.80%	1.13%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

15

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 10/31/18[5]
Holding	% of Net Assets	Line of Business
EnerSys	1.4%	Electrical Equipment
HEICO Corp.	1.4	Aerospace & Defense
Waste Connections, Inc.	1.2	Commercial Services & Supplies
Lithia Motors, Inc. Class A	1.2	Specialty Retail
ASGN, Inc.	1.1	Professional Services
Bright Horizons Family Solutions, Inc.	1.1	Diversified Consumer Services
National General Holdings Corp.	1.0	Insurance
Two Harbors Investment Corp.	1.0	Mortgage Real Estate Investment Trusts (REITs)
PRA Group, Inc.	1.0	Consumer Finance
SLM Corp.	1.0	Consumer Finance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS(%)[6]
As of October 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

16

MULTI-MANAGER U.S. SMALL CAP EQUITY

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on April 29, 2016 (commencement of operations) in Class P Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Total Return Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Manager U.S. Small Cap Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 29, 2016 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Since Inception

Class P (Commenced April 29, 2016)*	(0.40)%	10.57%

*	Effective April 16, 2018, Institutional Shares were redesignated as Class P Shares.

17

FUND BASICS

Index Definitions

The Russell 2000® Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe. It is not possible to invest in an unmanaged index.

The Russell 2000® Value Index measures the performance of the small-cap value stocks of the U.S. equity universe. It is not possible to invest in an unmanaged index.

18

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 94.3%
Australia – 1.3%
96,002	Amcor Ltd. (Containers & Packaging)	$905,895
48,846	CSL Ltd. (Biotechnology)	6,520,801
41,839	Orica Ltd. (Chemicals)	509,760

		7,936,456

Belgium – 0.5%
42,519	KBC Group NV (Banks)	2,930,241

Brazil – 0.6%
305,338	Ambev SA ADR (Beverages)	1,322,114
125,800	Raia Drogasil SA (Food & Staples Retailing)	2,123,540

		3,445,654

Canada – 6.6%
7,835	Canadian Imperial Bank of Commerce (Banks)	676,579
47,029	Canadian National Railway Co. (Road & Rail)	4,020,039
48,594	Canadian Pacific Railway Ltd. (Road & Rail)	9,963,046
74,283	Dollarama, Inc. (Multiline Retail)	2,054,498
491,954	Encana Corp. (Oil, Gas & Consumable Fuels)	5,022,494
134,243	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	4,012,657
436,838	Manulife Financial Corp. (Insurance)	6,878,842
35,840	Shopify, Inc. Class A* (IT Services)	4,951,296
113,937	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	3,821,989

		41,401,440

Cayman Islands – 1.8%
42,334	Baidu, Inc. ADR* (Interactive Media & Services)	8,046,000
95,840	Tencent Holdings Ltd. (Interactive Media & Services)	3,283,407

		11,329,407

Denmark – 1.6%
264	AP Moller – Maersk A/S Class B (Marine)	333,223
14,792	Carlsberg A/S Class B (Beverages)	1,631,803
47,663	Chr Hansen Holding A/S (Chemicals)	4,811,201
80,980	Novo Nordisk A/S Class B (Pharmaceuticals)	3,497,247

		10,273,474

France – 8.6%
48,595	Air Liquide SA (Chemicals)	5,874,467
97,092	BNP Paribas SA (Banks)	5,059,857
40,728	Danone SA (Food Products)	2,884,086
10,733	Dassault Systemes SE (Software)	1,343,606
324,918	Engie SA (Multi-Utilities)	4,317,249
38,538	EssilorLuxottica SA (Health Care Equipment & Supplies)	5,263,463

Common Stocks – (continued)
France – (continued)
232	Hermes International (Textiles, Apparel & Luxury Goods)	132,449
10,994	L’Oreal SA (Personal Products)	2,477,017
31,919	Legrand SA (Electrical Equipment)	2,084,340
33,053	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	10,028,460
57,983	Pernod Ricard SA (Beverages)	8,841,630
74,821	Schneider Electric SE (Electrical Equipment)	5,410,388

		53,717,012

Germany – 5.4%
21,925	adidas AG (Textiles, Apparel & Luxury Goods)	5,155,969
107,586	BASF SE (Chemicals)	8,255,989
14,982	Bayer AG (Pharmaceuticals)	1,148,407
43,618	Beiersdorf AG (Personal Products)	4,509,984
124,661	Deutsche Post AG (Air Freight & Logistics)	3,936,204
25,630	Merck KGaA (Pharmaceuticals)	2,742,493
6,533	MTU Aero Engines AG (Aerospace & Defense)	1,387,165
41,861	ProSiebenSat.1 Media SE (Media)	966,633
53,045	SAP SE (Software)	5,679,711

		33,782,555

Hong Kong – 3.1%
1,352,000	AIA Group Ltd. (Insurance)	10,284,722
759,514	China Merchants Port Holdings Co. Ltd. (Transportation Infrastructure)	1,293,702
847,000	China Mobile Ltd. (Wireless Telecommunication Services)	7,934,593

		19,513,017

India – 1.6%
52,664	HDFC Bank Ltd. ADR (Banks)	4,682,356
81,901	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	1,959,361
135,496	Tata Consultancy Services Ltd. (IT Services)	3,552,088

		10,193,805

Ireland – 3.9%
39,339	Accenture PLC Class A (IT Services)	6,200,613
31,722	ICON PLC* (Life Sciences Tools & Services)	4,380,174
71,599	Linde PLC* (Chemicals)	11,746,778
26,773	Ryanair Holdings PLC ADR* (Airlines)	2,216,805

		24,544,370

Israel* – 0.4%
23,167	Check Point Software Technologies Ltd. (Software)	2,571,537

The accompanying notes are an integral part of these financial statements.	19

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Italy – 2.5%
141,286	Eni SpA (Oil, Gas & Consumable Fuels)	$2,509,204
830,029	Intesa Sanpaolo SpA (Banks)	1,838,576
48,259	Luxottica Group SpA (Textiles, Apparel & Luxury Goods)	3,030,822
664,853	UniCredit SpA (Banks)	8,500,250

		15,878,852

Japan – 12.2%
24,400	Daikin Industries Ltd. (Building Products)	2,828,250
62,400	Denso Corp. (Auto Components)	2,783,398
62,100	East Japan Railway Co. (Road & Rail)	5,423,669
47,300	FANUC Corp. (Machinery)	8,228,635
102,300	Hoya Corp. (Health Care Equipment & Supplies)	5,787,700
124,200	Japan Airlines Co. Ltd. (Airlines)	4,408,001
118,100	Japan Tobacco, Inc. (Tobacco)	3,034,615
6,800	Kao Corp. (Personal Products)	452,351
262,600	KDDI Corp. (Wireless Telecommunication Services)	6,354,877
11,100	Keyence Corp. (Electronic Equipment, Instruments & Components)	5,422,567
170,700	Kubota Corp. (Machinery)	2,694,804
58,200	Kyocera Corp. (Electronic Equipment, Instruments & Components)	3,149,951
73,300	Olympus Corp. (Health Care Equipment & Supplies)	2,443,221
9,100	Shin-Etsu Chemical Co. Ltd. (Chemicals)	760,400
102,600	Sompo Holdings, Inc. (Insurance)	4,231,789
93,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	3,624,857
40,495	Sysmex Corp. (Health Care Equipment & Supplies)	2,840,299
191,400	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	7,935,352
80,100	Terumo Corp. (Health Care Equipment & Supplies)	4,323,950

		76,728,686

Mexico – 0.6%
1,466,265	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	3,744,838

Netherlands – 3.7%
130,767	Akzo Nobel NV (Chemicals)	10,979,851
32,016	Core Laboratories NV (Energy Equipment & Services)	2,729,044
440,645	ING Groep NV (Banks)	5,213,267
46,522	QIAGEN NV* (Life Sciences Tools & Services)	1,688,688
53,377	Randstad NV (Professional Services)	2,685,538

		23,296,388

Common Stocks – (continued)
Singapore – 0.3%
92,500	DBS Group Holdings Ltd. (Banks)	1,569,486

South Korea – 1.6%
3,083	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	2,876,439

4,343	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	815,051
236,623	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	6,130,902

		9,822,392

Spain – 1.8%
90,559	Amadeus IT Group SA (IT Services)	7,292,225
687,534	CaixaBank SA (Banks)	2,782,252
50,172	Industria de Diseno Textil SA (Specialty Retail)	1,414,083

		11,488,560

Sweden – 1.3%
105,601	Atlas Copco AB Class A (Machinery)	2,610,642
68,390	Essity AB Class B (Household Products)	1,560,759
81,610	Hexagon AB Class B (Electronic Equipment, Instruments & Components)	3,994,288

		8,165,689

Switzerland – 11.1%
391,429	ABB Ltd. (Electrical Equipment)	7,876,154
74,280	Aryzta AG* (Food Products)	692,804
40,006	Chubb Ltd. (Insurance)	4,997,150
68,196	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	4,984,485
1,357	Givaudan SA (Chemicals)	3,289,256
6,881	Kuehne & Nagel International AG (Marine)	956,353
162,008	Nestle SA (Food Products)	13,677,215
128,062	Novartis AG (Pharmaceuticals)	11,214,683
46,573	Roche Holding AG (Pharmaceuticals)	11,334,118
23,790	Sika AG (Chemicals)	3,050,413
332,778	UBS Group AG* (Capital Markets)	4,651,276
8,758	Zurich Insurance Group AG (Insurance)	2,719,194

		69,443,101

Taiwan – 1.3%
215,018	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	8,192,186

Turkey – 0.1%
674,881	Akbank T.A.S. (Banks)	798,104

20	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares			Description		Value
Common Stocks – (continued)
United Kingdom – 21.2%
	82,015		AstraZeneca PLC (Pharmaceuticals)		$6,273,296
	910,595		Aviva PLC (Insurance)		4,976,297
	556,479		Balfour Beatty PLC (Construction & Engineering)		1,869,491
	4,255,421		Barclays PLC (Banks)		9,375,992
	101,667		BHP Billiton PLC (Metals & Mining)		2,028,124
	927,982		BP PLC (Oil, Gas & Consumable Fuels)		6,703,481
	218,538		British American Tobacco PLC (Tobacco)		9,473,680
	72,148		Carnival PLC (Hotels, Restaurants & Leisure)		3,932,461
	2,541,577		Cobham PLC* (Aerospace & Defense)		3,488,697
	378,433		Compass Group PLC (Hotels, Restaurants & Leisure)		7,443,320
	213,348		Diageo PLC (Beverages)		7,375,764
	416,063		Experian PLC (Professional Services)		9,569,114
	172,848		GlaxoSmithKline PLC (Pharmaceuticals)		3,347,678
	48,089		Johnson Matthey PLC (Chemicals)		1,823,233
	121,287		Just Eat PLC* (Internet & Direct Marketing Retail)		940,881
	4,375,425		Lloyds Banking Group PLC (Banks)		3,192,917
	161,695		Micro Focus International PLC (Software)		2,506,630
	492,525		Prudential PLC (Insurance)		9,862,138
	53,937		Reckitt Benckiser Group PLC (Household Products)		4,361,566
	123,789		RELX PLC* (Professional Services)		2,449,463
	55,529		RELX PLC (Professional Services)		1,098,178
	53,431		Rio Tinto PLC (Metals & Mining)		2,594,116
	29,495,967		Rolls-Royce Holdings PLC* (Aerospace & Defense)		7,098,962
	221,453		Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)		7,222,230
	43,617		Smiths Group PLC (Industrial Conglomerates)		777,495
	394,061		SSE PLC (Electric Utilities)		5,743,606
	528,419		Tesco PLC (Food & Staples Retailing)		1,439,108
	2,106,507		Vodafone Group PLC (Wireless Telecommunication Services)		3,961,367
	200,030		WPP PLC (Media)		2,263,486

					133,192,771

United States – 1.2%
	8,450		Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)		4,620,629
	82,492		Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)		2,976,311

					7,596,940

	TOTAL COMMON STOCKS
(Cost $583,251,407)					$591,556,961

Preferred Stock – 1.9%
Germany – 1.9%
Volkswagen AG (Automobiles)
70,351		2.700%		$11,819,173
(Cost $10,582,188)

Investment Company(a) – 3.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
22,326,171		2.102%		$22,326,171
(Cost $22,326,171)

TOTAL INVESTMENTS – 99.8%
(Cost $616,159,766)				$625,702,305

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%				1,268,944

NET ASSETS – 100.0%				$626,971,249

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depository Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	21

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Gain
State Street Bank and Trust	JPY 13,235,371	USD 117,049	11/05/18	$290
	USD 82,269	JPY 9,252,099	11/01/18	267
Total				$557

22	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 92.5%
Aerospace & Defense – 4.6%
35,785	Airbus SE	$3,954,751
15,769	General Dynamics Corp.	2,721,414
5,037	Safran SA	650,921

		7,327,086

Air Freight & Logistics – 0.7%
5,174	FedEx Corp.	1,140,039

Auto Components – 0.5%
9,970	Aptiv PLC	765,696

Automobiles*(a) – 0.1%
9,162	Aston Martin Lagonda Global Holdings PLC	178,614

Banks – 8.8%
184,704	Bank of America Corp.	5,079,360
56,902	JPMorgan Chase & Co.	6,203,456
37,651	Regions Financial Corp.	638,938
40,017	Wells Fargo & Co.	2,130,105
2,455	Western Alliance Bancorp*	118,429

		14,170,288

Beverages – 4.5%
2,910	Constellation Brands, Inc. Class A	579,759
14,880	Molson Coors Brewing Co. Class B	952,320
118,336	The Coca-Cola Co.	5,665,928

		7,198,007

Biotechnology – 2.6%
21,272	Amgen, Inc.	4,101,029

Building Products* – 0.8%
20,970	Armstrong World Industries, Inc.	1,294,897
1	Resideo Technologies, Inc.	18

		1,294,915

Capital Markets – 1.8%
18,049	Affiliated Managers Group, Inc.	2,051,449
4,205	S&P Global, Inc.	766,656

		2,818,105

Chemicals – 1.8%
7,188	The Sherwin-Williams Co.	2,828,262

Communications Equipment – 2.6%
59,780	Cisco Systems, Inc.	2,734,935
11,725	Motorola Solutions, Inc.	1,437,016

		4,171,951

Construction Materials – 0.9%
14,211	Vulcan Materials Co.	1,437,301

Consumer Finance – 2.3%
35,847	American Express Co.	3,682,562

Diversified Financial Services* – 4.7%
36,431	Berkshire Hathaway, Inc. Class B	7,478,556

Common Stocks – (continued)
Electrical Equipment – 0.5%
5,125	Rockwell Automation, Inc.	844,241

Energy Equipment & Services – 0.2%
5,683	Schlumberger Ltd.	291,595

Entertainment – 2.7%
8,500	Electronic Arts, Inc.*	773,330
21,818	The Walt Disney Co.	2,505,361
14,147	World Wrestling Entertainment, Inc. Class A	1,026,931

		4,305,622

Food & Staples Retailing – 4.9%
85,849	BJ’s Wholesale Club Holdings, Inc.*	1,901,555
67,147	The Kroger Co.	1,998,295
48,827	Walgreens Boots Alliance, Inc.	3,894,930

		7,794,780

Health Care Equipment & Supplies – 7.3%
48,183	Abbott Laboratories	3,321,736
13,470	Becton Dickinson & Co.	3,104,835
76,843	Boston Scientific Corp.*	2,777,106
28,230	Medtronic PLC	2,535,619

		11,739,296

Health Care Providers & Services – 1.6%
12,810	AmerisourceBergen Corp.	1,127,280
11,225	Universal Health Services, Inc. Class B	1,364,511

		2,491,791

Hotels, Restaurants & Leisure – 1.9%
13,615	McDonald’s Corp.	2,408,493
10,070	Starbucks Corp.	586,779

		2,995,272

Household Durables – 3.8%
18,509	D.R. Horton, Inc.	665,583
49,952	Lennar Corp. Class A	2,146,937
1,498	NVR, Inc.*	3,354,067

		6,166,587

Industrial Conglomerates – 0.9%
9,841	Honeywell International, Inc.	1,425,174

Insurance – 1.9%
71,206	Aflac, Inc.	3,066,842

Interactive Media & Services* – 1.1%
1,620	Alphabet, Inc. Class A	1,766,740

Internet & Direct Marketing Retail* – 1.6%
90,923	eBay, Inc.	2,639,495

IT Services – 2.9%
12,913	Accenture PLC Class A	2,035,347
6,550	DXC Technology Co.	477,036
6,195	International Business Machines Corp.	715,089
10,747	PayPal Holdings, Inc.*	904,790

The accompanying notes are an integral part of these financial statements.	23

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
IT Services – (continued)
22,997	Perspecta, Inc.	$563,197

		4,695,459

Machinery – 0.8%
17,135	Kennametal, Inc.	607,436
8,330	Wabtec Corp.	683,226

		1,290,662

Media – 5.2%
53,414	Comcast Corp. Class A	2,037,210
152,955	Discovery, Inc. Class A*	4,954,212
124,412	TEGNA, Inc.	1,435,715

		8,427,137

Metals & Mining – 0.3%
12,955	Steel Dynamics, Inc.	513,018

Multiline Retail – 3.4%
25,182	Nordstrom, Inc.	1,656,220
45,018	Target Corp.	3,764,855

		5,421,075

Oil, Gas & Consumable Fuels – 1.0%
1,353	Marathon Petroleum Corp.	95,319
13,641	PBF Energy, Inc. Class A	570,876
5,253	Pioneer Natural Resources Co.	773,609
2,705	Royal Dutch Shell PLC ADR Class A	170,929

		1,610,733

Personal Products – 0.2%
2,403	Beiersdorf AG	248,464

Pharmaceuticals – 3.5%
8,562	Johnson & Johnson	1,198,594
30,690	Merck & Co., Inc.	2,259,091
51,908	Pfizer, Inc.	2,235,159

		5,692,844

Road & Rail – 3.3%
18,189	CSX Corp.	1,252,494
23,869	Kansas City Southern	2,433,683
12,711	Old Dominion Freight Line, Inc.	1,657,769

		5,343,946

Semiconductors & Semiconductor Equipment – 3.5%
34,250	Analog Devices, Inc.	2,867,067
13,414	Intel Corp.	628,848
13,155	Skyworks Solutions, Inc.	1,141,328
10,796	Texas Instruments, Inc.	1,002,193

		5,639,436

Software* – 0.4%
1,705	Check Point Software Technologies Ltd.	189,255
9,629	Imperva, Inc.	532,965

		722,220

Common Stocks – (continued)
Specialty Retail – 2.8%
14,629	CarMax, Inc.*	993,455
10,925	Lowe’s Cos., Inc.	1,040,278
14,237	The Home Depot, Inc.	2,504,004

		4,537,737

Wireless Telecommunication Services – 0.1%
85,734	VEON Ltd. ADR	240,913

TOTAL COMMON STOCKS
(Cost $126,406,324)		$148,503,490

Shares	Dividend Rate	Value
Investment Company(b) – 5.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
8,575,215	2.102%	$8,575,215
(Cost $8,575,215)

TOTAL INVESTMENTS – 97.9%
(Cost $134,981,539)		$157,078,705

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%		3,447,951

NET ASSETS – 100.0%		$160,526,656

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $178,614, which represents approximately 0.1% of the Fund’s net assets as of October 31, 2018. The liquidity determination is unaudited.
(b)	Represents an affiliated issuer.

Currency Abbreviations:
EUR —Euro
GBP —British Pound
USD —U.S. Dollar

Investment Abbreviations:
ADR —American Depositary Receipt
PLC —Public Limited Company

24	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	6,045,524	EUR	5,159,000	12/19/18	$175,506
	USD	198,758	GBP	152,000	12/19/18	3,964
TOTAL						$179,470

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	EUR	966,000	USD	1,122,778	12/19/18	$(23,644)
	USD	106,643	EUR	94,000	12/19/18	(312)
TOTAL						$(23,956)

Abbreviations:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	25

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 92.5%
Aerospace & Defense – 2.8%
34,547	BWX Technologies, Inc.	$2,019,618
16,975	Engility Holdings, Inc.*	526,734
52,479	HEICO Corp.	4,399,314
22,490	Hexcel Corp.	1,316,115
12,421	Mercury Systems, Inc.*	582,048

		8,843,829

Auto Components – 2.6%
31,715	Cooper Tire & Rubber Co.	979,676
22,703	Dorman Products, Inc.*	1,793,764
41,946	Fox Factory Holding Corp.*	2,253,759
39,630	LCI Industries	2,748,341
9,231	Standard Motor Products, Inc.	499,489

		8,275,029

Banks – 6.1%
12,169	Allegiance Bancshares, Inc.*	471,062
59,320	Bank OZK	1,622,995
71,590	BankUnited, Inc.	2,369,629
38,167	Cadence BanCorp	841,964
21,386	CenterState Bank Corp.	525,668
22,584	Columbia Banking System, Inc.	837,641
25,693	ConnectOne Bancorp, Inc.	532,616
24,517	FCB Financial Holdings, Inc. Class A*	959,350
3,858	First Citizens BancShares, Inc. Class A	1,645,939
22,918	First Merchants Corp.	953,618
27,952	First Midwest Bancorp, Inc.	641,778
33,187	Hanmi Financial Corp.	696,263
63,331	Home BancShares, Inc.	1,205,822
39,738	LegacyTexas Financial Group, Inc.	1,531,105
18,531	Pacific Premier Bancorp, Inc.*	541,661
14,041	Peapack Gladstone Financial Corp.	378,967
11,532	Preferred Bank	592,860
14,205	Prosperity Bancshares, Inc.	923,751
23,084	Veritex Holdings, Inc.*	543,859
27,498	Webster Financial Corp.	1,617,982

		19,434,530

Biotechnology* – 1.3%
11,222	Acceleron Pharma, Inc.	569,741
9,572	Agios Pharmaceuticals, Inc.	603,610
32,257	Alder Biopharmaceuticals, Inc.	409,664
3,396	AnaptysBio, Inc.	253,749
18,560	Coherus Biosciences, Inc.	216,967
5,360	Global Blood Therapeutics, Inc.	188,082
5,979	Loxo Oncology, Inc.	912,754
7,790	Neurocrine Biosciences, Inc.	834,699
5,347	Ultragenyx Pharmaceutical, Inc.	259,062

		4,248,328

Building Products – 0.8%
26,721	Patrick Industries, Inc.*	1,162,630
47,325	Universal Forest Products, Inc.	1,337,878

		2,500,508

Common Stocks – (continued)
Capital Markets – 1.5%
48,775	Ares Management LP	956,478
34,062	Artisan Partners Asset Management, Inc. Class A	933,640
5,190	Diamond Hill Investment Group, Inc.	893,614
18,248	Hamilton Lane, Inc. Class A	700,358
30,800	Stifel Financial Corp.	1,408,176

		4,892,266

Chemicals – 2.2%
19,605	Balchem Corp.	1,836,008
29,250	Ferro Corp.*	495,495
21,273	Minerals Technologies, Inc.	1,164,697
66,466	PQ Group Holdings, Inc.*	1,066,779
13,691	Trinseo SA	737,671
87,193	Valvoline, Inc.	1,736,885

		7,037,535

Commercial Services & Supplies – 2.8%
28,701	ABM Industries, Inc.	882,556
87,562	ACCO Brands Corp.	706,625
22,057	Healthcare Services Group, Inc.	895,294
38,328	Tetra Tech, Inc.	2,531,181
51,440	Waste Connections, Inc.	3,932,073

		8,947,729

Communications Equipment* – 1.0%
70,583	Ciena Corp.	2,206,425
16,173	NETGEAR, Inc.	897,278

		3,103,703

Construction & Engineering – 1.1%
51,965	Aegion Corp.*	1,006,042
13,527	Dycom Industries, Inc.*	918,213
20,506	Granite Construction, Inc.	937,534
41,001	Tutor Perini Corp.*	635,516

		3,497,305

Consumer Finance – 4.6%
7,082	Credit Acceptance Corp.*	3,005,743
19,160	FirstCash, Inc.	1,540,464
164,245	Navient Corp.	1,901,957
34,767	Nelnet, Inc. Class A	1,957,035
101,617	PRA Group, Inc.*	3,133,868
297,988	SLM Corp.*	3,021,598

		14,560,665

Containers & Packaging – 1.1%
245,085	Graphic Packaging Holding Co.	2,698,386
55,437	Owens-Illinois, Inc.*	868,698

		3,567,084

Distributors – 0.2%
19,712	Core-Mark Holding Co., Inc.	757,138

Diversified Consumer Services* – 1.2%
30,699	Bright Horizons Family Solutions, Inc.	3,527,622

26	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Diversified Consumer Services* – (continued)
9,738	Chegg, Inc.	$265,653

		3,793,275

Diversified Telecommunication Services – 0.7%
41,020	Cogent Communications Holdings, Inc.	2,132,220

Electric Utilities – 0.2%
10,451	Portland General Electric Co.	471,131

Electrical Equipment – 1.4%
55,316	EnerSys	4,401,494

Electronic Equipment, Instruments & Components – 2.9%
11,574	Anixter International, Inc.*	760,296
30,445	Belden, Inc.	1,645,552
29,262	ePlus, Inc.*	2,483,759
36,857	Insight Enterprises, Inc.*	1,905,138
6,275	Littelfuse, Inc.	1,136,779
17,969	SYNNEX Corp.	1,394,574

		9,326,098

Energy Equipment & Services* – 1.2%
42,179	Cactus, Inc. Class A	1,411,309
23,471	Dril-Quip, Inc.	998,926
58,286	Forum Energy Technologies, Inc.	522,243
8,442	KLX Energy Services Holdings, Inc.	243,889
71,496	Superior Energy Services, Inc.	559,814

		3,736,181

Entertainment* – 0.9%
8,361	The Madison Square Garden Co. Class A	2,312,820
132,813	Zynga, Inc. Class A	483,439

		2,796,259

Equity Real Estate Investment Trusts (REITs) – 0.1%
21,160	Chatham Lodging Trust	412,620

Food & Staples Retailing – 0.7%
12,076	Casey’s General Stores, Inc.	1,522,904
11,323	PriceSmart, Inc.	794,309

		2,317,213

Food Products – 0.7%
16,649	Calavo Growers, Inc.	1,614,953
23,029	Fresh Del Monte Produce, Inc.	760,648

		2,375,601

Health Care Equipment & Supplies* – 0.9%
29,374	Integra LifeSciences Holdings Corp.	1,573,565
22,221	Neogen Corp.	1,349,259

		2,922,824

Health Care Providers & Services – 2.8%
52,581	AMN Healthcare Services, Inc.*	2,661,650
5,889	Chemed Corp.	1,792,200
11,520	HealthEquity, Inc.*	1,057,536

Common Stocks – (continued)
Health Care Providers & Services – (continued)
11,727	Henry Schein, Inc.*	973,341
31,817	LifePoint Health, Inc.*	2,063,651
20,335	Patterson Cos., Inc.	459,164

		9,007,542

Hotels, Restaurants & Leisure – 1.3%
61,457	Carrols Restaurant Group, Inc.*	808,774
24,241	Choice Hotels International, Inc.	1,779,289
60,247	Lindblad Expeditions Holdings, Inc.*	813,937
46,311	The Habit Restaurants, Inc. Class A*	588,150

		3,990,150

Household Durables – 1.6%
11,169	Helen of Troy Ltd.*	1,386,296
16,645	Hooker Furniture Corp.	487,199
24,964	Installed Building Products, Inc.*	760,404
31,134	La-Z-Boy, Inc.	865,525
31,945	TopBuild Corp.*	1,457,331

		4,956,755

Household Products – 0.3%
15,479	Energizer Holdings, Inc.	909,701

Insurance – 5.0%
16,913	AMERISAFE, Inc.	1,100,867
15,809	Aspen Insurance Holdings Ltd.	662,081
57,283	Assured Guaranty Ltd.	2,290,174
9,429	Axis Capital Holdings Ltd.	526,044
20,556	Global Indemnity Ltd.	735,905
117,745	National General Holdings Corp.	3,280,376
22,654	ProAssurance Corp.	994,964
32,065	RLI Corp.	2,370,565
17,100	The Hanover Insurance Group, Inc.	1,904,598
12,082	The Navigators Group, Inc.	835,470
1,174	White Mountains Insurance Group Ltd.*	1,040,951

		15,741,995

Internet & Direct Marketing Retail* – 0.9%
28,935	Despegar.com Corp.	464,986
28,662	Etsy, Inc.	1,218,708
51,836	MakeMyTrip Ltd.	1,285,014

		2,968,708

IT Services – 4.4%
11,939	Booz Allen Hamilton Holding Corp.	591,458
3,398	Broadridge Financial Solutions, Inc.	397,362
34,164	Carbonite, Inc.*	1,168,751
14,074	CoreLogic, Inc.*	571,686
74,187	Evo Payments, Inc. Class A*	1,761,199
93,181	Genpact Ltd.	2,554,091
22,036	MAXIMUS, Inc.	1,431,679
49,110	Sykes Enterprises, Inc.*	1,506,204
45,324	TTEC Holdings, Inc.	1,129,474
15,899	WEX, Inc.*	2,797,588

		13,909,492

The accompanying notes are an integral part of these financial statements.	27

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Leisure Products – 0.1%
41,164	Clarus Corp.	$403,407

Life Sciences Tools & Services* – 2.1%
7,341	Cambrex Corp.	391,202
22,212	Charles River Laboratories International, Inc.	2,705,866
11,435	ICON PLC	1,578,945
59,441	NeoGenomics, Inc.	1,096,092
22,545	Syneos Health, Inc.	1,028,728

		6,800,833

Machinery – 4.0%
18,624	Alamo Group, Inc.	1,596,449
25,878	ESCO Technologies, Inc.	1,584,251
11,857	Hillenbrand, Inc.	567,950
7,278	IDEX Corp.	922,996
27,619	John Bean Technologies Corp.	2,871,548
59,580	REV Group, Inc.	650,018
19,722	The Timken Co.	780,005
124,846	Welbilt, Inc.*	2,337,117
18,809	Woodward, Inc.	1,385,095

		12,695,429

Media – 1.6%
32,463	AMC Networks, Inc. Class A*	1,901,683
69,901	Entercom Communications Corp. Class A	453,657
39,590	GCI Liberty, Inc. Class A*	1,873,795
16,742	Scholastic Corp.	726,268

		4,955,403

Metals & Mining – 0.7%
91,974	Ferroglobe PLC	560,122
52,699	Ferroglobe Representation & Warranty Insurance Trust(a)	—
146,262	SunCoke Energy, Inc.*	1,638,134

		2,198,256

Mortgage Real Estate Investment Trusts (REITs) – 2.9%
74,779	Ares Commercial Real Estate Corp.	1,082,052
47,614	Blackstone Mortgage Trust, Inc. Class A	1,606,496
204,877	MFA Financial, Inc.	1,419,798
82,028	Starwood Property Trust, Inc.	1,781,648
220,925	Two Harbors Investment Corp.	3,245,388

		9,135,382

Oil, Gas & Consumable Fuels – 2.5%
117,147	Enerplus Corp.	1,088,296
70,026	Extraction Oil & Gas, Inc.*	559,508
44,574	Gulfport Energy Corp.*	406,069
77,615	Jagged Peak Energy, Inc.*	956,217
106,849	Kosmos Energy Ltd.*	693,450
54,568	WildHorse Resource Development Corp.*	1,157,387
93,629	World Fuel Services Corp.	2,996,128

		7,857,055

Common Stocks – (continued)
Paper & Forest Products – 0.8%
16,055	Neenah, Inc.	1,291,785
37,089	Schweitzer-Mauduit International, Inc.	1,183,881

		2,475,666

Pharmaceuticals* – 0.9%
71,544	Catalent, Inc.	2,886,085

Professional Services – 4.7%
55,115	ASGN, Inc.*	3,697,114
50,773	Exponent, Inc.	2,562,005
26,171	FTI Consulting, Inc.*	1,808,678
18,560	Huron Consulting Group, Inc.*	1,011,334
26,366	Insperity, Inc.	2,896,305
56,351	Navigant Consulting, Inc.	1,217,182
29,926	WageWorks, Inc.*	1,191,354
18,058	Willdan Group, Inc.*	545,352

		14,929,324

Real Estate Management & Development – 2.0%
24,526	Colliers International Group, Inc.	1,664,089
32,580	FirstService Corp.	2,391,372
31,194	RE/MAX Holdings, Inc. Class A	1,166,344
58,050	Realogy Holdings Corp.	1,107,013

		6,328,818

Road & Rail – 0.4%
40,304	Knight-Swift Transportation Holdings, Inc.	1,289,728

Semiconductors & Semiconductor Equipment – 0.8%
44,747	Brooks Automation, Inc.	1,388,500
35,449	Marvell Technology Group Ltd.	581,718
14,918	Versum Materials, Inc.	470,812

		2,441,030

Software – 5.9%
10,263	2U, Inc.*	645,645
6,816	Alarm.com Holdings, Inc.*	303,176
18,681	Aspen Technology, Inc.*	1,585,830
13,484	Blackbaud, Inc.	967,073
26,835	Blackline, Inc.*	1,244,607
3,485	Coupa Software, Inc.*	225,933
39,716	Envestnet, Inc.*	2,066,026
16,412	Everbridge, Inc.*	834,222
6,033	Fair Isaac Corp.*	1,162,619
13,203	Guidewire Software, Inc.*	1,174,671
65,676	Mimecast Ltd.*	2,289,465
15,503	Paylocity Holding Corp.*	1,019,942
20,510	RealPage, Inc.*	1,087,030
4,555	The Ultimate Software Group, Inc.*	1,214,500
6,433	Tyler Technologies, Inc.*	1,361,609
32,000	Workiva, Inc.*	1,090,880
20,162	Zuora, Inc. Class A*	411,708

		18,684,936

28	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Specialty Retail – 2.2%
52,578	Camping World Holdings, Inc. Class A	$901,713
6,697	Group 1 Automotive, Inc.	386,685
34,053	Hudson Ltd. Class A*	719,880
42,589	Lithia Motors, Inc. Class A	3,793,828
32,103	National Vision Holdings, Inc.*	1,330,027

		7,132,133

Technology Hardware, Storage & Peripherals* – 0.3%
35,017	NCR Corp.	940,206

Textiles, Apparel & Luxury Goods – 0.8%
43,067	Skechers U.S.A., Inc. Class A*	1,230,424
44,667	Steven Madden Ltd.	1,396,737

		2,627,161

Thrifts & Mortgage Finance – 2.0%
43,608	Essent Group Ltd.*	1,719,027
32,150	NMI Holdings, Inc.*	679,651
42,932	Radian Group, Inc.	823,865
46,408	Walker & Dunlop, Inc.	1,947,280
47,496	Washington Federal, Inc.	1,337,487

		6,507,310

Tobacco – 0.3%
16,031	Universal Corp.	1,087,864

Trading Companies & Distributors – 2.2%
54,274	Air Lease Corp.	2,067,839
76,825	BMC Stock Holdings, Inc.*	1,286,050
24,844	H&E Equipment Services, Inc.	598,492
14,245	SiteOne Landscape Supply, Inc.*	969,230
44,364	WESCO International, Inc.*	2,226,186

		7,147,797

TOTAL COMMON STOCKS (Cost $277,149,329)		$294,358,731

Shares	Dividend Rate	Value
Investment Company(b) – 5.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
17,772,708	2.102%	$17,772,708
(Cost $17,772,708)

TOTAL INVESTMENTS – 98.1%
(Cost $294,922,037)		$312,131,439

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		6,034,582

NET ASSETS – 100.0%		$318,166,021

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
LP —Limited Partnership
PLC —Public Limited Company
REIT —Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	29

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Assets and Liabilities

October 31, 2018

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Assets:
Investments, at value (cost $593,833,595, $126,406,324 and $277,149,329, respectively)	$603,376,134	$148,503,490	$294,358,731
Investments of affiliated issuers, at value (cost $22,326,171, $8,575,215 and $17,772,708, respectively)	22,326,171	8,575,215	17,772,708
Foreign currencies, at value (cost $46,050, $0 and $0, respectively)	46,054	—	—
Cash	455,054	608,753	584,596
Unrealized gain on forward foreign currency exchange contracts	557	179,470	—
Receivables:
Dividends	1,172,068	89,074	58,745
Investments sold	978,991	4,143,037	1,212,954
Foreign tax reclaims	767,862	4,195	—
Fund shares sold	90,000	—	6,990,000
Reimbursement from investment adviser	69,340	52,366	24,524
Collateral on certain derivative contracts(a)	—	120,000	—
Other assets	50,442	30,545	43,210
Total assets	629,332,673	162,306,145	321,045,468

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	—	23,956	—
Payables:
Investments purchased	1,690,542	1,417,561	2,427,853
Management fees	234,226	91,348	174,871
Investments purchased on an extended settlement basis	36,860	—	—
Transfer agency fees	10,798	2,766	5,361
Accrued expenses	388,998	243,858	271,362
Total liabilities	2,361,424	1,779,489	2,879,447

Net Assets:
Paid-in capital	598,508,964	130,309,629	294,788,677
Total distributable earnings	28,462,285	30,217,027	23,377,344
NET ASSETS	$626,971,249	$160,526,656	$318,166,021
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	58,028,903	13,787,545	25,662,275
Net asset value, offering and redemption price per share:	$10.80	$11.64	$12.40

(a)	Segregated for collateral on forward foreign currency exchange transactions.

30	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2018

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $1,216,887, $18,688 and $6,621, respectively)	$12,606,457	$2,259,738	$2,331,238
Dividends — affiliated issuers	184,526	95,991	108,967
Non-cash dividends — unaffiliated issuers	—	—	475,288
Interest	91,493	38,050	55,499
Total investment income	12,882,476	2,393,779	2,970,992

Expenses:
Management fees	3,199,499	1,205,343	1,948,188
Custody, accounting and administrative services	505,318	270,412	302,146
Professional fees	205,524	200,239	181,051
Transfer Agency fees	106,650	30,134	51,952
Trustee fees	43,026	29,870	33,873
Printing and mailing costs	33,746	22,535	25,427
Registration fees	20,326	2,036	10,935
Other	79,583	23,598	50,791
Total expenses	4,193,672	1,784,167	2,604,363
Less — expense reductions	(1,170,418)	(602,616)	(535,958)
Net expenses	3,023,254	1,181,551	2,068,405
NET INVESTMENT INCOME	9,859,222	1,212,228	902,587

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	13,009,924	8,054,690	7,248,286
Forward foreign currency exchange contracts	20,102	132,229	—
Foreign currency transactions	(141,119)	1,514	(14)
Net change in unrealized gain (loss) on:
Investments	(62,854,716)	321,465	(16,208,874)
Forward foreign currency exchange contracts	(165)	46,788	—
Foreign currency translation	(40,411)	(406)	(2)
Net realized and unrealized gain (loss)	(50,006,385)	8,556,280	(8,960,604)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(40,147,163)	$9,768,508	$(8,058,017)

The accompanying notes are an integral part of these financial statements.	31

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets

	Multi-Manager International Equity Fund			Multi-Manager U.S. Dynamic Equity Fund
	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$9,859,222	$6,484,098		$1,212,228	$881,208
Net realized gain	12,888,907	3,372,536		8,188,433	13,166,487
Net change in unrealized gain (loss)	(62,895,292)	72,253,349		367,847	16,606,944
Net increase (decrease) in net assets resulting from operations	(40,147,163)	82,109,983		9,768,508	30,654,639

Distributions to shareholders:
From distributable earnings	(7,093,278)	(4,582,050	)(a)	(4,291,680)	(896,870	)(a)

From share transactions:
Proceeds from sales of shares	269,285,343	148,372,005		54,210,000	17,020,000
Reinvestment of distributions	7,093,278	4,582,050		4,291,680	896,870
Cost of shares redeemed	(44,996,789)	(81,272,305)		(35,535,266)	(51,586,859)
Net increase (decrease) in net assets resulting from share transactions	231,381,832	71,681,750		22,966,414	(33,669,989)
TOTAL INCREASE (DECREASE)	184,141,391	149,209,683		28,443,242	(3,912,220)

Net assets:(b)
Beginning of year	442,829,858	293,620,175		132,083,414	135,995,634
End of year	$626,971,249	$442,829,858		$160,526,656	$132,083,414

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders for both Funds consisted solely of net investment income for the fiscal year ended October 31, 2017.
(b)	Prior year information has been revised to conform with current year presentation. Undistributed net investment income was $6,085,339 and $140,843 for the Multi-Manager International Equity Fund and Multi-Manager U.S. Dynamic Equity Fund, respectively as of October 31, 2017.

32	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets (continued)

	Multi-Manager U.S. Small Cap Equity Fund
	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$902,587	$385,139
Net realized gain	7,248,272	3,122,031
Net change in unrealized gain (loss)	(16,208,876)	28,645,980
Net increase (decrease) in net assets resulting from operations	(8,058,017)	32,153,150

Distributions to shareholders:
From distributable earnings	(5,101,142)	(1,632,917	)(a)

From share transactions:
Proceeds from sales of shares	165,669,010	75,997,000
Reinvestment of distributions	5,101,142	1,632,917
Cost of shares redeemed	(37,822,987)	(38,547,475)
Net increase in net assets resulting from share transactions	132,947,165	39,082,442
TOTAL INCREASE	119,788,006	69,602,675

Net assets:(b)
Beginning of year	198,378,015	128,775,340
End of year	$318,166,021	$198,378,015

(a)	Prior year information has been revised to conform to current year presentation, see prior year presentation below:

Distributions from net investment income:
Multi-Manager U.S. Small Cap Equity Fund	$451,085
Distributions from net realized gains:
Multi-Manager U.S. Small Cap Equity Fund	$1,181,832

(b)	Prior year information has been revised to conform with current year presentation. Undistributed net investment income was $294,145 as of October 31, 2017.

The accompanying notes are an integral part of these financial statements.	33

ACTIVE EQUITY MULTI-MANAGER FUNDS

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Manager International Equity Fund
	Class P Shares(a)
	Year Ended October 31,			Period Ended October 31, 2015(b)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$11.62	$9.41	$9.52	$10.00
Net investment income(c)	0.22	0.19	0.17	0.03
Net realized and unrealized gain (loss)	(0.86)	2.17	(0.25)	(0.51)
Total from investment operations	(0.64)	2.36	(0.08)	(0.48)
Distributions to shareholders from net investment income	(0.18)	(0.15)	(0.03)	—
Distributions to shareholders from net realized gains	— (d)	—	—	—
Total distributions	(0.18)	(0.15)	(0.03)	—
Net asset value, end of period	$10.80	$11.62	$9.41	$9.52
Total return(e)	(5.63)%	25.44%	(0.82)%	(4.80)%
Net assets, end of year (in 000s)	$626,971	$442,830	$293,620	$185,055
Ratio of net expenses to average net assets	0.57%	0.57%	0.57%	0.57	%(f)
Ratio of total expenses to average net assets	0.79%	0.82%	1.01%	1.07	%(f)
Ratio of net investment income to average net assets	1.85%	1.82%	1.81%	1.31	%(f)
Portfolio turnover rate(g)	28%	37%	25%	6%

(a)	Effective April 16, 2018, Institutional Shares were redesignated as Class P Shares.
(b)	Commenced operations on July 31, 2015.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Manager U.S. Dynamic Equity Fund
	Class P Shares(a)
	Year Ended October 31,			Period Ended October 31, 2015(b)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$11.28	$9.13	$9.51	$10.00
Net investment income(c)	0.09	0.07	0.06 (d)	0.02
Net realized and unrealized gain (loss)	0.64	2.14	(0.40)	(0.51)
Total from investment operations	0.73	2.21	(0.34)	(0.49)
Distributions to shareholders from net investment income	(0.04)	(0.06)	(0.04)	—
Distributions to shareholders from net realized gains	(0.33)	—	—	—
Total distributions	(0.37)	(0.06)	(0.04)	—
Net asset value, end of period	$11.64	$11.28	$9.13	$9.51
Total return(e)	6.51%	24.34%	(3.54)%	(4.90)%
Net assets, end of year (in 000s)	$160,527	$132,083	$135,996	$131,932
Ratio of net expenses to average net assets	0.78%	0.79%	0.80%	0.79	%(f)
Ratio of total expenses to average net assets	1.18%	1.23%	1.31%	1.51	%(f)
Ratio of net investment income to average net assets	0.80%	0.63%	0.70%	0.70	%(f)
Portfolio turnover rate(g)	86%	96%	112%	14%

(a)	Effective April 16, 2018, Institutional Shares were redesignated as Class P Shares.
(b)	Commenced operations on July 31, 2015.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.17% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

ACTIVE EQUITY MULTI-MANAGER FUNDS

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Multi-Manager U.S. Small Cap Equity Fund
	Class P Shares(a)
	Year Ended October 31,			Period Ended October 31, 2016(b)
	2018		2017
Per Share Data
Net asset value, beginning of period	$12.77		$10.52	$10.00
Net investment income(c)	0.05	(g)	0.03	0.01
Net realized and unrealized gain (loss)	(0.10)		2.36	0.51
Total from investment operations	(0.05)		2.39	0.52
Distributions to shareholders from net investment income	(0.07)		(0.04)	—
Distributions to shareholders from net realized gains	(0.25)		(0.10)	—
Total distributions	(0.32)		(0.14)	—
Net asset value, end of period	$12.40		$12.77	$10.52
Total return(d)	(0.40)%		22.80%	5.20%
Net assets, end of year (in 000s)	$318,166		$198,378	$128,775
Ratio of net expenses to average net assets	0.80%		0.80%	0.80	%(e)
Ratio of total expenses to average net assets	1.00%		1.19%	1.32	%(e)
Ratio of net investment income to average net assets	0.35	%(g)	0.25%	0.26	%(e)
Portfolio turnover rate(f)	32%		44%	15%

(a)	Effective April 16, 2018, Institutional Shares were redesignated as Class P Shares.
(b)	Commenced operations on April 29, 2016.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(g)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.23% of average net assets.

36	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements

October 31, 2018

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Multi-Manager International Equity	Class P	Diversified
Multi-Manager U.S. Dynamic Equity	Class P	Diversified**
Multi-Manager U.S. Small Cap Equity	Class P	Diversified

*	Effective April 16, 2018, Institutional Shares were redesignated as Class P Shares.
**	The Multi-Manager U.S. Dynamic Equity Fund was previously registered as a non-diversified investment company. Pursuant to current positions of the SEC staff, the Multi-Manager U.S. Dynamic Equity Fund’s classification has changed from non-diversified to diversified, and the Fund will not be able to become non-diversified unless it seeks and obtains the approval of shareholders. Accordingly, the Multi-Manager U.S. Dynamic Equity Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. As of October 31, 2018, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager International Equity Fund with Causeway Capital Management LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management and WCM Investment Management; for the Multi-Manager U.S. Dynamic Equity Fund with Lazard Asset Management LLC, Sirios Capital Management, L.P., and Smead Capital Management, Inc.; and for the Multi-Manager U.S. Small Cap Equity Fund with Boston Partners Global Investors Inc., Brown Advisory, LLC and PNC Capital Advisors, LLC (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the applicable Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the applicable Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

37

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to

38

ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

39

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2018:

MULTI-MANAGER INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$32,599,292	$110,297,536	$—
Australia and Oceania	—	9,964,580	—
Europe	34,720,026	358,649,678	—
North America	49,766,907	3,932,461	—
South America	3,445,654	—	—
Investment Company	22,326,171	—	—
Total	$142,858,050	$482,844,255	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$557	$—

MULTI-MANAGER U.S. DYNAMIC EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$189,255	$—	$—
Europe	5,927,118	4,854,136	—
North America	137,532,981	—	—
Investment Company	8,575,215	—	—
Total	$152,224,569	$4,854,136	$—

40

ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER U.S. DYNAMIC EQUITY (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$179,470	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(23,956)	$—

MULTI-MANAGER U.S. SMALL CAP EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,285,014	$—	$—
Europe	2,139,067	—	—
North America	290,469,664	—	—
South America	464,986	—	—
Investment Company	17,772,708	—	—
Total	$312,131,439	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager International Equity Fund

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$557	Payable for unrealized loss on forward foreign currency exchange contracts	$—

Multi-Manager U.S. Dynamic Equity Fund

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$179,470	Payable for unrealized loss on forward foreign currency exchange contracts	$(23,956)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

41

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager International Equity Fund

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	$20,102	$(165)	2

Multi-Manager U.S. Dynamic Equity Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain(loss) on forward foreign currency exchange contracts	$132,229	$46,788	13

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2018, contractual and effective net management fees with GSAM were at the following rates:

	Management Rate
Fund	Contractual Management Rate	Effective Net Management Rate*
Multi-Manager International Equity	0.60%	0.44%
Multi-Manager U.S. Dynamic Equity	0.80	0.68
Multi-Manager U.S. Small Cap Equity	0.75	0.66

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. This arrangement will remain in effect through at least February 28, 2019 and prior to such date, GSAM may not terminate the applicable arrangement without the approval of the Trustees.

The Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity and Multi-Manager U.S. Small Cap Equity Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended October 31, 2018, GSAM waived $16,270, $8,726 and $9,662 of the Fund’s management fee for the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity and Multi-Manager U.S. Small Cap Equity Funds, respectively.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.02% of the average daily net assets of Class P Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity and the Multi-Manager U.S. Small Cap Equity Funds are 0.57%, 0.79% and 0.80% respectively. These Total Annual Operating Expense limitations will remain in place through at least February 28, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Total Annual Operating Expense” limitations described above.

For the fiscal year ended October 31, 2018, these expense reductions, including any fee waivers and expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Annual Operating Expense Reductions
Multi-Manager International Equity	$876,385	$294,033	$1,170,418
Multi-Manager U.S. Dynamic Equity	183,023	419,593	602,616
Multi-Manager U.S. Small Cap Equity	240,488	295,470	535,958

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Notes to Financial Statements (continued)

October 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Line of Credit Facility — As of October 31, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2018, the Funds did not have any borrowings under the facility.

E.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2018, Goldman Sachs earned $146 and 1,723, in brokerage commissions from portfolio transactions on behalf of the Multi-Manager International Equity Fund and Multi-Manager U.S. Small Cap Equity Fund, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2018:

Fund	Market Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Market Value as of October 31, 2018	Shares as of October 31, 2018	Dividend Income
Multi-Manager International Equity	$—	$210,726,228	$(188,400,057)	$22,326,171	22,326,171	$184,526
Multi-Manager U.S. Dynamic Equity	—	98,629,649	(90,054,434)	8,575,215	8,575,215	95,991
Multi-Manager U.S. Small Cap Equity	—	152,757,939	(134,985,231)	17,772,708	17,772,708	108,967

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2018, were:

Fund	Purchases	Sales and Maturities
Multi-Manager International Equity Fund	$373,822,188	$140,664,602
Multi-Manager U.S. Dynamic Equity Fund	138,349,659	119,515,602
Multi-Manager U.S. Small Cap Equity Fund	198,839,466	78,932,362

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Distribution paid from:
Ordinary income	$7,089,359	$475,869	$3,155,996
Net long-term capital gains	3,919	3,815,811	1,945,146
Total taxable distributions	$7,093,278	$4,291,680	$5,101,142

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ACTIVE EQUITY MULTI-MANAGER FUNDS

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Distribution paid from:
Ordinary income	$4,582,050	$896,870	$1,600,555
Net long-term capital gains	—	—	32,362
Total taxable distributions	$4,582,050	$896,870	$1,632,917

As of October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Undistributed ordinary income — net	$10,561,374	$4,177,967	$3,077,307
Undistributed long-term capital gains	12,969,093	5,731,187	5,219,932
Total undistributed earnings	$23,530,467	$9,909,154	$8,297,239
Unrealized gains (losses) — net	4,931,818	20,307,873	15,080,105
Total accumulated earnings (losses) net	$28,462,285	$30,217,027	$23,377,344

As of October 31, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Tax Cost	$620,744,992	$136,926,341	$297,051,332
Gross unrealized gain	50,720,075	25,498,922	37,481,311
Gross unrealized loss	(45,788,257)	(5,191,049)	(22,401,206)
Net unrealized gains (losses)	$4,931,818	$20,307,873	$15,080,105

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments, net mark to market gains/(losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2018

8. OTHER RISKS (continued)

disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

8. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Multi-Manager Approach Risk— The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for each Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2018

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager International Equity Fund
	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class P Shares(a)
Shares sold	23,098,089	$269,285,343	14,000,192	$148,372,005
Reinvestment of distributions	605,229	7,093,278	496,969	4,582,050
Shares redeemed	(3,791,376)	(44,996,789)	(7,578,837)	(81,272,305)
NET INCREASE	19,911,942	$231,381,832	6,918,324	$71,681,750

	Multi-Manager U.S. Dynamic Equity Fund
	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class P Shares(a)
Shares sold	4,651,595	$54,210,000	1,576,466	$17,020,000
Reinvestment of distributions	375,628	4,291,680	92,844	896,870
Shares redeemed	(2,945,947)	(35,535,266)	(4,864,921)	(51,586,859)
NET INCREASE (DECREASE)	2,081,276	$22,966,414	(3,195,611)	$(33,669,989)

	Multi-Manager U.S. Small Cap Equity Fund
	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class P Shares(a)
Shares sold	12,533,550	$165,669,010	6,370,134	$75,997,000
Reinvestment of distributions	403,074	5,101,142	138,300	1,632,917
Shares redeemed	(2,809,267)	(37,822,987)	(3,211,143)	(38,547,475)
NET INCREASE	10,127,357	$132,947,165	3,297,291	$39,082,442

(a)	Effective April 16, 2018, Institutional Shares were redesignated as Class P Shares.

48

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Multi-Manager International Equity Fund, Multi-Manager U.S. Dynamic Equity Fund and Multi-Manager U.S. Small Cap Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Multi-Manager International Equity Fund, Multi-Manager U.S. Dynamic Equity Fund and Multi-Manager U.S. Small Cap Equity Fund (three of the funds constituting Goldman Sachs Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Fund Expenses — Period Ended October 31, 2018 (Unaudited)

As a shareholder of Class P Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018, which represents a period of 184 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager International Equity Fund				Multi-Manager U.S. Dynamic Equity Fund				Multi-Manager U.S. Small Cap Equity Fund
Share Class	Beginning Account Value 5/1/18	Ending Account Value 10/31/18		Expenses Paid for the 6 months ended 10/31/18*	Beginning Account Value 5/1/18	Ending Account Value 10/31/18		Expenses Paid for the 6 months ended 10/31/18*	Beginning Account Value 5/1/18	Ending Account Value 10/31/18		Expenses Paid for the 6 months ended 10/31/18*
Class P(a)
Actual	$1,000.00	$919.90		$2.76	$1,000.00	$1,025.60		$3.98	$1,000.00	$980.20		$3.94
Hypothetical 5% return	1,000.00	1,022.33	+	2.91	1,000.00	1,021.27	+	3.97	1,000.00	1,021.22	+	4.02

(a)	Effective April 16, 2018, Institutional Shares were redesignated as Class P Shares.
+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class P
Multi-Manager International Equity Fund	0.57%
Multi-Manager U.S. Dynamic Equity Fund	0.78
Multi-Manager U.S. Small Cap Equity	0.80

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Multi-Manager International Equity Fund, Multi-Manager U.S. Dynamic Equity Fund, and Multi-Manager U.S. Small Cap Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Funds.

The Management Agreement was most recently approved for continuation until August 31, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 7-8, 2018 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “ Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and (i) each of Causeway Capital Management LLC, Massachusetts Financial Services Company (d/b/a MFS Investment Management), and WCM Investment Management (on behalf of Multi-Manager International Equity Fund); (ii) each of Lazard Asset Management LLC, Sirios Capital Management, L.P., and Smead Capital Management, Inc. (on behalf of Multi-Manager U.S. Dynamic Equity Fund); and (iii) each of Boston Partners Global Investors, Inc., Brown Advisory LLC, and PNC Capital Advisors LLC (on behalf of Multi-Manager U.S. Small Cap Equity Fund) (each, a “Designated Sub-Adviser” and collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, as well as general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

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Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(ii)	the Fund’s expense trends over time; and
(iii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	with respect to the Investment Adviser, portfolio manager ownership of Fund shares and the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (including the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the services provided under the Management Agreement; and
(n)	the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets and share purchase and redemption activity.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Funds and the respective services of the Investment Adviser and its affiliates, and the Designated Sub-Advisers. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Independent Trustees periodically received written materials and oral presentations from the funds’ various sub-advisers, including the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight

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Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

Investment Performance

The Trustees considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that each Fund had significant differences from its Outside Data Provider peer group that caused it to be an imperfect basis for comparison. The Trustees also compared the investment performance of each Fund to the performance of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Multi-Manager International Equity Fund’s Institutional Shares had placed in the second quartile of the Fund’s performance peer group, and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2018. They noted that the Multi-Manager U.S. Dynamic Equity Fund’s Institutional Shares had placed in the third quartile of the Fund’s performance peer group, and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2018. They noted that the Multi-Manager U.S. Small Cap Equity Fund’s Institutional Shares had placed in the second quartile of the Fund’s performance peer group, and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by each Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed the analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Funds. They also noted that, in some cases, these collective investment vehicles have a compensation structure that includes performance fees and also pay additional asset-based fees and performance fees to the managers of underlying hedge funds. The Trustees considered that services provided to the Funds differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-sensitive. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

The Trustees considered the Investment Adviser’s undertaking to waive a portion of the management fee payable by each Fund. In this regard, the Trustees noted that the Investment Adviser’s institutional clients that are invested in the Funds pay a single management fee for the Investment Adviser’s management of their accounts, and that the Investment Adviser waives a portion of the management fee with respect to each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s sub-advisers. They also considered the Investment Adviser’s undertaking to limit each Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. In addition, the Trustees noted that shareholders are

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Investment Adviser’s Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated.

The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees considered that the Funds are offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Funds and other funds act as core “building blocks” with which the client and the Investment Adviser form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees noted that, pursuant to the model, clients pay a management fee for the Investment Adviser’s management of their accounts, and that the fund-level management fee in excess of the weighted average sub-advisory fees are waived in order to avoid charging two layers of management fees. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits (if any); information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Funds; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of the Investment Adviser’s other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with the Funds’ custodian on behalf of its other clients, as a result of the relationship with the Funds; and (f) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) access to certain affiliated distribution channels.

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Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the investment management fees paid by each Fund were reasonable in light of the factors considered, and that the Management Agreement, and the terms thereof, should be approved and continued with respect to each Fund until August 31, 2019.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Funds by their respective Designated Sub-Advisers, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the applicable Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Funds. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate, which benefited shareholders of the applicable Funds in light of the existing management fee waiver arrangement. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to each Fund in light of the overall management fee paid by each Fund.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until August 31, 2019.

New Sub-Advisory Agreement

In addition to the actions taken by the Trustees to approve the continuation of the Management Agreement and the Designated Sub-Advisory Agreements, upon the recommendation of the Investment Adviser, at a meeting held on September 12-13, 2018, the Trustees, including all of the Independent Trustees present, approved a sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Investment Adviser and Vaughan Nelson Investment Management, L.P. (the “New Sub-Adviser”) on behalf of Multi-Manager U.S. Dynamic Equity Fund. In connection with their evaluation of the New Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the New Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the New Sub-Adviser in a written response to a formal request from the Investment Adviser.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Nature, Extent, and Quality of the Services to be Provided Under the New Sub-Advisory Agreement

In evaluating the New Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the New Sub-Adviser. In evaluating the nature, extent, and quality of services to be provided by the New Sub-Adviser, the Trustees considered information on the services to be provided to the Fund by the New Sub-Adviser, including information about the New Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing other funds and accounts, which have investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of the New Sub-Adviser, the New Sub-Adviser’s investment strategies and personnel, and its compliance program. They noted that, because the New Sub-Adviser had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the New Sub-Advisory Agreement and the proposed fee schedule. They noted that the compensation paid to the New Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the New Sub-Advisory Agreement were the result of arm’s length negotiations between the Investment Adviser and the New Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to the Fund and how it would change upon hiring the New Sub-Adviser. They considered the Investment Adviser’s undertaking to waive the portion of its management fee which is in excess of the weighted average of the Funds’ sub-advisory fees.

Conclusion

In connection with their consideration of the New Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to the New Sub-Adviser were reasonable in light of the factors considered, and that the New Sub-Advisory Agreement, and the terms thereof, should be approved for a period of two years from its effective date.

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Cheryl K. Beebe Age: 62	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Convergys Corporation (2015-Present); Director, Packaging Corporation of America (2008-Present); and was formerly Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	19	Convergys Corporation (a global leader in customer experience outsourcing); Packaging Corporation of America (producer of container board)
Lawrence Hughes Age: 60	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012-Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	19	None
John F. Killian Age: 63	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009- 2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	19	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company
Steven D. Krichmar Age: 60	Trustee	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001). Trustee — Goldman Sachs Trust II.	19	None

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				154	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2018, Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 28 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2012 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2017

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Goldman Sachs Trust II — Active Equity Multi-Manager Funds — Tax Information (Unaudited)

For the year ended October 31, 2018, 0.05%, 73.64% and 39.30 % of the dividends paid from net investment company taxable income by the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity, and Multi-Manager U.S. Small Cap Equity Funds qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2018 100%, 100% and 38.30% of the dividends paid from net investment company taxable income by the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity, and Multi-Manager U.S. Small Cap Equity Funds qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity, and Multi-Manager U.S. Small Cap Equity Funds designate $3,919, $3,815,811 and $1,945,146 or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2018.

From distributions paid during the year ended October 31, 2018, the total amount of income received by the Multi-Manager International Equity Fund from sources within foreign countries and possessions of the United States was $0.1808 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Multi-Manager International Equity Fund was 94.51%. The total amount of taxes paid by the Multi-Manager International Equity Fund was $0.0194 per share.

During the fiscal year ended October 31, 2018, the Multi-Manager U.S. Small Cap Equity Fund designated $1,961,471 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

60

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of September 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[4]
∎	International Equity ESG Fund[5]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal

Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on the Funds’ managements’ predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. A Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include a Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Fund holdings and allocations shown are as of October 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2018 Goldman Sachs. All rights reserved. 151914-OTU-889054 MMGRFDSAR-18/162

Goldman Sachs Funds

Annual Report	October 31, 2018

GQG Partners International Opportunities Fund

Goldman Sachs GQG Partners International Opportunities Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs GQG Partners International Opportunities Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the portfolio management team of GQG Partners LLC, the Goldman Sachs GQG Partners International Opportunities Fund’s (the “Fund”) sub-adviser, discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated average annual total returns, without sales charges, of -2.92%, -3.57%, -2.52%, -2.64%, -3.16% and -2.52%, respectively. These returns compare to the -8.24% average annual total return of the Fund’s benchmark, the MSCI ACWI ex USA Index (Net, Unhedged) (the “Index”), during the same time period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return of -5.92% compared to the -11.13% cumulative total return of the Index.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	During the Reporting Period, non-U.S. developed markets equities and emerging markets equities produced negative returns, with non-U.S. developed markets equities generally outperforming emerging markets equities.

As the Reporting Period began in November 2017, the returns of non-U.S. developed markets equities were relatively muted, particularly amongst larger companies. The U.K., however, performed better than many other developed markets. Although the U.K. Prime Minister suffered a defeat in the House of Commons over the European Union Withdrawal Bill in December 2017, the U.K. was judged by the European Union to have made sufficient progress on key issues to allow the next phase of Brexit negotiations — including discussions on trade — to begin. (Brexit refers to the U.K.’s efforts to leave the European Union.) Meanwhile, a robust third calendar quarter corporate earnings reporting season was a positive driver for emerging markets equities, despite a pullback from a global technology sell-off. A weaker U.S. dollar and commodities strength also helped emerging markets equities close out calendar year 2017 with a healthy total return. In December 2017, the U.S. Federal Reserve (the “Fed”) delivered its third interest rate hike of 2017, as had been widely expected, and maintained its projections for three additional interest rate hikes in 2018.

Non-U.S. developed markets equities enjoyed a strong start to 2018, driven by market exuberance about strong economic data, the $1.5 trillion U.S. tax reform plan passed by Congress and signed into law by the President in December 2017 and the favorable start of the corporate earnings reporting season. Emerging markets equities also advanced, buoyed by a strong global economic backdrop, rising oil prices and a softer U.S. dollar. In February 2018, however, equities sold off globally on market speculation of a faster pace of interest rate hikes by the Fed, which stoked a sharp rise in bond yields and in equity market volatility. Concerns about monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes released were largely expected, Fed Chair Jerome Powell’s Congressional testimony surprised markets with its hawkish tilt, sparking another sell-off. (Hawkish tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and tariffs weighed on investor sentiment and on global equity market performance. The same month, the Fed delivered on a consensus-expected interest rate increase, with its projections continuing to point to three interest rate hikes this calendar year.

During the second calendar quarter overall, non-U.S. developed markets equities and emerging markets equities declined. In April 2018, non-U.S. developed markets equities were comparatively muted, as the U.S. and China generated trade headlines and geopolitical uncertainty stemming from sanctions on Russia surfaced. May 2018 was a volatile month for non-U.S. developed markets equities amid further

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PORTFOLIO RESULTS

political and protectionism concerns, including Italian political turmoil, ongoing unpredictability around the U.S.-North Korea summit and escalating trade tensions. The Fed’s interest rate hike in June 2018 was largely expected, but the outcome of the meeting was slightly hawkish. Still-escalating trade tension between the U.S. and China hurt market sentiment, with the U.S. threatening tariffs on an additional $200 billion worth of Chinese goods and China vowing to retaliate. Meanwhile, emerging markets equities suffered their first quarterly loss since 2016 during the second quarter of 2018, as headwinds from U.S.-China trade wars, a stronger U.S. dollar and rising U.S. Treasury yields negatively affected sentiment. Investor concern also increased with more focus on the technology sector given ongoing discussion around the regulatory environment, rising geopolitical risks surrounding North Korea and Syria, and the announcement of additional sanctions on Russia.

Volatility remained high for non-U.S. developed markets equities and emerging markets equities during the third quarter of 2018, driven both by the trade rhetoric between the U.S. and China and other key U.S. allies and by strong U.S. macroeconomic data relative to other markets. Within non-U.S. developed markets equities, European stocks ended the quarter in positive territory, supported by resilient macroeconomic data and a constructive environment for European companies. Despite this, a number of factors weighed on investor sentiment, including trade tensions and protectionism, uncertainty about Italy’s 2019 budget, the risk of a no-deal Brexit, and concerns that Turkey’s financial crisis could spread to other markets. As for emerging markets equities, they advanced in July 2018 after five consecutive months of declines but resumed their descent in August and September. They closed the third quarter of 2018 with rather flat returns overall, as heightened risk aversion, escalating trade tensions and tightening global liquidity dominated headlines.

October 2018 was a difficult and volatile month for equities around the world. Such volatility was driven by various factors, including a delayed response to the rise in global interest rates early in the month, a moderation of economic growth expectations, hawkish rhetoric from Fed policymakers, and concerns around global trade expressed in third quarter 2018 corporate earnings guidance. Chinese equities faced additional headwinds from signs of a domestic economic slowdown to 6.5% year over year in the third quarter of 2018 compared to a 6.8% average year over year growth rate in the first half of 2018, slightly below the 6.6% consensus estimate. In response, Chinese regulators introduced multi-pronged policy measures to stimulate domestic demand.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted negative absolute returns, it significantly outperformed the Index during the Reporting Period. Security selection contributed most positively to the Fund’s relative returns during the Reporting Period. Asset allocation decisions also added to performance.

Q	Which equity market sectors and countries most significantly affected Fund performance?

A	During the Reporting Period, the Fund benefited from security selection in the financials sector, led by investments in Deutsche Bourse, a German financial exchange; Ping An Insurance, a China-based insurance company; Macquarie Group, an Australia-headquartered asset manager; and London Stock Exchange Group, a U.K. financial exchange. Stocks picks in information technology, such as U.S. payment processors Mastercard and Visa, also contributed positively. Security selection and an underweight in the industrials sector further bolstered performance. Conversely, the Fund was hurt by its large underweight in the energy sector, where it held only one stock, i.e., British-Dutch oil and gas company Royal Dutch Shell. As commodity prices rose during the Reporting Period, such positioning detracted. Within the consumer staples sector, the Fund was hampered by its investments in the beverage industry, including Anheuser-Busch InBev, a Belgium-based drink and brewing company; Coca-Cola Hellenic Bottling Company, a Switzerland-headquartered bottler; Diageo, a U.K.-based producer of spirits, beer and wine; and Heineken, a Dutch brewer. An underweight in the utilities sector also detracted from the Fund’s relative performance.

With regards to countries, the Fund’s exposure to the U.S. was the largest positive contributor to relative returns. Top performers included U.S. electronic payment providers Mastercard and Visa. Exposure to Germany and China also added to returns. On the other hand, the Fund’s allocation to Russia, highlighted by notable individual detractor Yandex, a Russian provider of Internet-related services and products, hurt performance. Exposure to Switzerland and Belgium also detracted from the Fund’s returns.

Q	What were some of the Fund’s best-performing individual stocks during the Reporting Period?

A	Among the Fund’s best-performing individual holdings were Mastercard, Deutsche Bourse and Visa, each mentioned earlier.

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PORTFOLIO RESULTS

Both Mastercard and Visa posted double-digit gains during the Reporting Period on better than consensus expected earnings.

Deutsche Bourse benefited from the increase in market volatility during the Reporting Period, as such volatility boosted trading activity.

Q	Which stocks detracted most from the Fund’s relative performance during the Reporting Period?

A	Coca-Cola Hellenic Bottling Company, Yandex and ASML Holding were the Fund’s weakest individual performers during the Reporting Period.

Shares of Coca-Cola Hellenic Bottling Company, mentioned earlier, were pressured by weaker than consensus expected earnings, as economic growth slowed in Europe and the emerging markets.

Yandex, also mentioned earlier, experienced a share price decline along with other Russian stocks in the wake of U.S. economic sanctions, which were imposed during April 2018. We eliminated the Fund’s position in this provider of Internet-related services and products by the end of April.

Despite stronger than market expected earnings, Netherlands-based ASML Holding, which supplies photolithographic equipment for the semiconductor industry, saw its share price retreat amid broad declines in the information technology sector during the final months of the Reporting Period. We, in turn, trimmed the Fund’s position in ASML Holding.

Q	Were there any significant purchases or sales during the Reporting Period?

A	Among notable transactions during the Reporting Period was our decision to exit all of the Fund’s investments in Russia due to the U.S.-imposed sanctions on the country. None of the Fund’s holdings were targeted by the U.S. government, but we decided to take this action because of the changing dimension of risk, i.e., what we considered a potentially catastrophic loss of capital.

Q	What changes were made to the Fund’s sector and country weightings during the Reporting Period?

A	In terms of sector weightings, we reduced the Fund’s exposure to communication services because of a structural change in the regulatory environment for some of the sector’s key companies. (Near the end of September 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media.) Also during the Reporting Period, we increased the Fund’s exposure to consumer staples, shifting from an underweight position relative to the Index to an overweight, because we thought valuations were starting to look compelling and growth had begun to pick up across certain market segments, such as beverages and spirits.

Regarding countries, the Fund increased its exposure to Japanese equities through select investments, as valuations began to look attractive, in our view, following a sell-off in Japan’s stock market. As mentioned previously, we eliminated the Fund’s exposure to Russia after the U.S. imposed economic sanctions.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Forward foreign exchange contracts were used during the Reporting Period as part of the standard process of buying and selling non-U.S. securities in their local currency. The use of forward foreign exchange contracts did not have a material impact on the Fund’s performance.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	The Fund was overweight relative to the Index in the consumer staples, information technology, financials, health care and materials sectors at the end of the Reporting Period. It was underweight the real estate, utilities, industrials, energy and consumer discretionary sectors. The Fund was rather neutral compared to the Index in the communication services sector at the end of the Reporting Period.

In terms of countries, the Fund had significant exposure to the U.S., which had no weighting in the Index at the end of the Reporting Period. It was overweight relative to the Index in France, Hong Kong, India, Switzerland, the U.K., Germany, the Netherlands and Australia. Compared to the Index, the Fund was significantly underweight Japan. It was also underweight Canada, China, Taiwan, Sweden, Brazil, Italy and South Korea. At the end of the Reporting Period, the Fund was rather neutrally weighted in the other countries comprising the Index.

3

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed international equities broadly were a compelling opportunity given the difference in their valuations relative to U.S. stocks. That said, we thought that higher global interest rates were likely to impact economic growth and, therefore, stocks with higher multiples. Consequently, we planned to maintain the Fund’s reduced exposure to cyclical stocks, while increasing its investments in companies with what we saw as stable earnings streams. This meant the Fund’s beta (i.e., its sensitivity to broad market returns) was lower at the end of the Reporting Period than it was when the Reporting Period started. At the same time, its dividend yield was higher at the end of the Reporting Period than at the beginning of November 2017.

Looking ahead, we plan to monitor trade-related issues and their potential impact on the international equity markets broadly. We also plan to keep an eye on commodity prices, as higher commodities prices tend to increase inflationary pressures, which could, in turn, affect the monetary policies of global central banks. Overall, our strategy remains the same — to look for what we consider to be high quality companies with solid prospects over the next three years and beyond. The Fund’s positioning will always be affected by share price movements, which may reflect macro events, including political developments, as well as company-specific events, including operational developments and mergers and acquisitions.

4

FUND BASICS

GQG Partners International Opportunities Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	MSCI ACWI ex USA (Net, unhedged)[2]
Class A	-2.92%	-8.24%
Class C	-3.57	-8.24
Institutional	-2.52	-8.24
Investor	-2.64	-8.24
Class R	-3.16	-8.24
Class R6	-2.52	-8.24

April 16, 2018–October 31, 2018
Class P	-5.92%	-11.13%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI ACWI ex USA Index is an international equity index that tracks stocks from 22 developed and 24 emerging markets countries. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. Emerging markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Since Inception	Inception Date
Class A	1.52%	13.97%	12/15/16
Class C	5.62	16.75	12/15/16
Institutional	7.86	18.06	12/15/16
Investor	7.75	17.88	12/15/16
Class P	N/A	1.97	4/16/18
Class R	7.17	17.30	12/15/16
Class R6	7.86	18.06	12/15/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.29%	1.56%
Class C	2.04	2.31
Institutional	0.90	1.17
Investor	1.04	1.31
Class P	0.88	1.16
Class R	1.54	1.81
Class R6	0.88	1.16

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019 with respect to all share classes except for Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser and Transfer Agent (as applicable) may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[5,6]
Holding	% of Net Assets	Line of Business
HDFC Bank Ltd. ADR	4.9%	Banks
Air Liquide SA	4.4	Chemicals
SAP SE ADR	4.3	Software
Sika AG	3.7	Chemicals
Heineken NV	3.3	Beverages
London Stock Exchange Group PLC	3.3	Capital Markets
Mastercard, Inc. Class A	3.2	IT Services
Deutsche Boerse AG	3.0	Capital Markets
Diageo PLC	2.9	Beverages
Ping An Insurance Group Co. of China Ltd. Class H	2.8	Insurance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 3.2% of the Fund’s net assets as of 10/31/18.

6

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of October 31, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph generally categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on December 15, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI All Country World Index ex USA Index (Net, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which may fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Goldman Sachs GQG Partners International Opportunities Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from December 15, 2016 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Since Inception
Class A (Commenced December 15, 2016)
Excluding sales charges	-2.92%	11.77%
Including sales charges	-8.27%	8.47%

Class C (Commenced December 15, 2016)
Excluding contingent deferred sales charges	-3.57%	10.98%
Including contingent deferred sales charges	-4.53%	10.98%

Institutional Class (Commenced December 15, 2016)	-2.52%	12.21%

Investor Class (Commenced December 15, 2016)	-2.64%	12.04%

Class P (Commenced April 16, 2018)	N/A	-5.92%*

Class R (Commenced December 15, 2016)	-3.16%	11.48%

Class R6 (Commenced December 15, 2016)	-2.52%	12.21%

*	Total return for periods of less than one year represents cumulative total return.

8

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 98.1%
Australia – 6.1%
1,166,623	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	$21,983,764
159,008	CSL Ltd. (Biotechnology)	21,227,112
401,995	Macquarie Group Ltd. (Capital Markets)	33,523,230

		76,734,106

Belgium – 1.4%
246,433	KBC Group NV (Banks)	16,983,189

Brazil – 0.4%
338,191	Vale SA ADR (Metals & Mining)	5,106,684

Cayman Islands – 1.2%
1,520,290	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	15,312,542

China – 2.8%
3,751,783	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	35,469,462

Denmark – 1.0%
275,780	Novo Nordisk A/S Class B (Pharmaceuticals)	11,909,988

France – 12.7%
456,140	Air Liquide SA (Chemicals)	55,141,049
99,583	Capgemini SE (IT Services)	12,159,553
88,642	EssilorLuxottica SA (Health Care Equipment & Supplies)	12,106,593
27,599	Hermes International (Textiles, Apparel & Luxury Goods)	15,756,315
152,737	L’Oreal SA (Personal Products)	34,412,598
218,828	Safran SA (Aerospace & Defense)	28,278,674

		157,854,782

Germany – 8.9%
128,583	Beiersdorf AG (Personal Products)	13,295,137
294,684	Deutsche Boerse AG (Capital Markets)	37,239,955
28,051	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Insurance)	6,024,948
502,707	SAP SE ADR (Software)	53,920,353

		110,480,393

Hong Kong – 5.3%
2,679,751	AIA Group Ltd. (Insurance)	20,384,981
1,119,303	Hang Seng Bank Ltd. (Banks)	26,244,935
691,155	Link REIT (Equity Real Estate Investment Trusts (REITs))	6,142,355
2,752,502	MTR Corp. Ltd. (Road & Rail)	13,355,777

		66,128,048

India – 5.9%
688,559	HDFC Bank Ltd. ADR (Banks)	61,219,781
1,334,915	Infosys Ltd. ADR (IT Services)	12,641,645

		73,861,426

Common Stocks – (continued)
Indonesia – 1.0%
8,212,667	Bank Central Asia Tbk PT (Banks)	12,787,620

Ireland – 1.2%
166,740	Medtronic PLC (Health Care Equipment & Supplies)	14,976,587

Japan – 4.6%
227,886	Secom Co. Ltd. (Commercial Services & Supplies)	18,657,376
195,155	Shionogi & Co. Ltd. (Pharmaceuticals)	12,478,927
554,482	Tokio Marine Holdings, Inc. (Insurance)	26,122,826

		57,259,129

Netherlands – 4.8%
17,771	ASML Holding NV (Semiconductors & Semiconductor Equipment)	3,060,949
456,695	Heineken NV (Beverages)	41,087,611
285,436	Unilever NV (Personal Products)	15,337,905

		59,486,465

South Korea – 2.0%
670,631	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	25,105,601

Spain(a) – 1.6%
824,116	Cellnex Telecom SA* (Diversified Telecommunication Services)	20,500,944

Switzerland – 12.0%
808,176	Coca-Cola HBC AG* (Beverages)	23,872,381
2,152,889	Glencore PLC* (Metals & Mining)	8,761,525
302,714	Nestle SA (Food Products)	25,556,049
56,617	Roche Holding AG (Pharmaceuticals)	13,778,449
357,463	Sika AG (Chemicals)	45,834,794
2,245,641	UBS Group AG*	31,376,017

		149,179,215

United Kingdom – 10.8%
389,348	AstraZeneca PLC (Pharmaceuticals)	29,781,082
1,054,419	Diageo PLC (Beverages)	36,452,864
737,534	London Stock Exchange Group PLC (Capital Markets)	40,636,467
229,602	Reckitt Benckiser Group PLC (Household Products)	18,566,553
285,859	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	9,322,698

		134,759,664

United States – 14.4%
442,006	Abbott Laboratories (Health Care Equipment & Supplies)	30,471,894
22,186	Alphabet, Inc. Class A* (Interactive Media & Services)	24,195,608

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
22,508	Alphabet, Inc. Class C* (Interactive Media & Services)	$24,235,939
210,637	Facebook, Inc. Class A* (Interactive Media & Services)	31,972,590
200,616	Mastercard, Inc. Class A (IT Services)	39,655,765
213,411	Visa, Inc. Class A (IT Services)	29,418,706

		179,950,502

TOTAL COMMON STOCKS
(Cost $1,232,815,295)		$1,223,846,347

Shares	Dividend Rate	Value
Investment Company(b) – 3.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
39,990,504	2.102%	$39,990,504
(Cost $39,990,504)

TOTAL INVESTMENTS – 101.3%
(Cost $1,272,805,799)		$1,263,836,851

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%		(16,419,254)

NET ASSETS – 100.0%		$1,247,417,597

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $20,500,944, which represents approximately 1.6% of the Fund’s net assets as of October 31, 2018. The liquidity determination is unaudited.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments of unaffiliated issuers, at value (cost $1,232,815,295)	$1,223,846,347
Investments of affiliated issuers, at value (cost $39,990,504)	39,990,504
Cash	815,118
Foreign currencies, at value (cost $219,297)	199,145
Receivables:
Fund shares sold	9,149,614
Dividends	1,218,073
Foreign tax reclaims	615,806
Reimbursement from investment adviser	193,188
Investments sold	13,522
Other assets	161,276
Total assets	1,276,202,593

Liabilities:
Payables:
Fund shares redeemed	24,075,451
Investments purchased	3,373,382
Management fees	887,129
Distribution and Service fees and Transfer Agency fees	100,601
Accrued expenses	348,433
Total liabilities	28,784,996

Net Assets:
Paid-in capital	1,276,413,276
Total distributable loss	(28,995,679)
NET ASSETS	$1,247,417,597
Net Assets:
Class A	$44,886,576
Class C	20,146,752
Institutional	713,691,353
Investor	234,586,879
Class P	233,541,320
Class R	24,933
Class R6	539,784
Total Net Assets	$1,247,417,597
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	3,641,923
Class C	1,657,142
Institutional	57,590,247
Investor	18,980,259
Class P	18,856,614
Class R	2,033
Class R6	43,556
Net asset value, offering and redemption price per share:(a)
Class A	$12.32
Class C	12.16
Institutional	12.39
Investor	12.36
Class P	12.39
Class R	12.26
Class R6	12.39

(a)	Maximum public offering price per share for Class A Shares is $13.04. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Operations

For the Fiscal Year Ended October 31, 2018

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $1,627,131)	$16,656,062
Dividends — affiliated issuers	259,333
Securities lending income — affiliated issuer	42,172
Interest	237
Total investment income	16,957,804

Expenses:
Management fees	7,952,668
Transfer Agency fees(a)	671,576
Custody, accounting and administrative services	314,900
Distribution and Service fees(a)	296,734
Professional fees	275,715
Printing and mailing costs	129,984
Registration fees	90,474
Trustee fees	58,899
Amortization of offering costs	38,321
Other	81,925
Total expenses	9,911,196
Less — expense reductions	(890,223)
Net expenses	9,020,973
NET INVESTMENT INCOME	7,936,831

Realized and unrealized gain (loss):
Net realized loss from:
Investments — unaffiliated issuers	(21,618,757)
Forward foreign currency exchange contracts	(103,063)
Foreign currency transactions	(1,541,522)
Net change in unrealized loss on:
Investments — unaffiliated issuers	(54,953,291)
Foreign currency translation	(55,963)
Net realized and unrealized loss	(78,272,596)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(70,335,765)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

Distribution and/or Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P(b)	Class R	Class R6
$88,829	$207,825	$80	$63,886	$37,326	$265,030	$285,659	$19,561	$29	$85

(b)	Class P Shares commenced operations on April 16, 2018.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Changes in Net Assets

	For the Fiscal Year Ended October 31, 2018	For the Period Ended October 31, 2017(a)
From operations:
Net investment income	$7,936,831	$1,064,640
Net realized loss	(23,263,342)	(4,894,890)
Net change in unrealized gain (loss)	(55,009,254)	45,994,440
Net increase (decrease) in net assets resulting from operations	(70,335,765)	42,164,190

Distributions to shareholders:
From distributable earnings:
Class A Shares	—	(5	)(b)
Class C Shares	—	(2	)(b)
Institutional Shares	(730,804)	(17,866	)(b)
Investor Shares	(90,579)	(6	)(b)
Class R Shares	—	(4	)(b)
Class R6 Shares	(27)	(7	)(b)
Total distributions to shareholders	(821,410)	(17,890	)(b)

From share transactions:
Proceeds from sales of shares	1,223,864,242	465,798,260
Reinvestment of distributions	812,227	17,890
Cost of shares redeemed	(385,868,432)	(28,195,715)
Net increase in net assets resulting from share transactions	838,808,037	437,620,435
TOTAL INCREASE	767,650,862	479,766,735

Net assets:(c)
Beginning of period	479,766,735	—
End of period	$1,247,417,597	$479,766,735

(a)	Commenced operations on December 15, 2016.
(b)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders for the Fund consisted solely of net investment income for the period ended October 31, 2017.

(c)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $556,793 as of October 31, 2017.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class A Shares
	Year Ended October 31, 2018	Period Ended October 31, 2017(a)
Per Share Data
Net asset value, beginning of period	$12.69	$10.00
Net investment income(b)	0.08	0.04
Net realized and unrealized gain (loss)	(0.45)	2.66
Total from investment operations	(0.37)	2.70
Distributions to shareholders from net investment income	—	(0.01)
Net asset value, end of period	$12.32	$12.69
Total return(c)	(2.92)%	26.97%
Net assets, end of period (in 000s)	$44,887	$11,297
Ratio of net expenses to average net assets	1.28%	1.30	%(d)
Ratio of total expenses to average net assets	1.38%	1.65	%(d)
Ratio of net investment income to average net assets	0.57%	0.40	%(d)
Portfolio turnover rate(e)	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class C Shares
	Year Ended October 31, 2018	Period Ended October 31, 2017(a)
Per Share Data
Net asset value, beginning of period	$12.61	$10.00
Net investment loss(b)	(0.02)	(0.06)
Net realized and unrealized gain (loss)	(0.43)	2.67
Total from investment operations	(0.45)	2.61
Distributions to shareholders from net investment income	—	—	(c)
Net asset value, end of period	$12.16	$12.61
Total return(d)	(3.57)%	26.13%
Net assets, end of period ( in 000s)	$20,147	$12,969
Ratio of net expenses to average net assets	2.04%	2.05	%(e)
Ratio of total expenses to average net assets	2.12%	2.34	%(e)
Ratio of net investment loss to average net assets	(0.18)%	(0.57	)%(e)
Portfolio turnover rate(f)	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Institutional Shares
	Year Ended October 31, 2018	Period Ended October 31, 2017(a)
Per Share Data
Net asset value, beginning of period	$12.73	$10.00
Net investment income(b)	0.13	0.08
Net realized and unrealized gain (loss)	(0.45)	2.66
Total from investment operations	(0.32)	2.74
Distributions to shareholders from net investment income	(0.02)	(0.01)
Net asset value, end of period	$12.39	$12.73
Total return(c)	(2.52)%	27.39%
Net assets, end of period (in 000s)	$713,691	$392,168
Ratio of net expenses to average net assets	0.90%	0.90	%(d)
Ratio of total expenses to average net assets	0.98%	1.30	%(d)
Ratio of net investment income to average net assets	0.96%	0.73	%(d)
Portfolio turnover rate(e)	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Investor Shares
	Year Ended October 31, 2018	Period Ended October 31, 2017(a)
Per Share Data
Net asset value, beginning of period	$12.71	$10.00
Net investment income (loss)(b)	0.10	(0.01)
Net realized and unrealized gain (loss)	(0.43)	2.73
Total from investment operations	(0.33)	2.72
Distributions to shareholders from net investment income	(0.02)	(0.01)
Net asset value, end of period	$12.36	$12.71
Total return(c)	(2.64)%	27.18%
Net assets, end of period (in 000s)	$234,587	$63,303
Ratio of net expenses to average net assets	1.03%	1.05	%(d)
Ratio of total expenses to average net assets	1.13%	1.39	%(d)
Ratio of net investment loss to average net assets	0.77%	(0.10	)%(d)
Portfolio turnover rate(e)	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class P Shares
	Period Ended October 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$13.17
Net investment income(b)	0.02
Net realized and unrealized loss	(0.80)
Total from investment operations	(0.78)
Net asset value, end of period	$12.39
Total return(c)	(5.92)%
Net assets, end of period (in 000s)	$233,541
Ratio of net expenses to average net assets	0.87	%(d)
Ratio of total expenses to average net assets	1.02	%(d)
Ratio of net investment income to average net assets	0.33	%(d)
Portfolio turnover rate(e)	90%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class R Shares
	Year Ended October 31, 2018	Period Ended October 31, 2017(a)
Per Share Data
Net asset value, beginning of period	$12.66	$10.00
Net investment income(b)	0.02	0.04
Net realized and unrealized gain (loss)	(0.42)	2.62
Total from investment operations	(0.40)	2.66
Distributions to shareholders from net investment income	—	—	(c)
Net asset value, end of period	$12.26	$12.66
Total return(d)	(3.16)%	26.65%
Net assets, end of period (in 000s)	$25	$17
Ratio of net expenses to average net assets	1.53%	1.55	%(e)
Ratio of total expenses to average net assets	1.62%	2.22	%(e)
Ratio of net investment income to average net assets	0.15%	0.43	%(e)
Portfolio turnover rate(f)	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class R6 Shares
	Year Ended October 31, 2018	Period Ended October 31, 2017(a)
Per Share Data
Net asset value, beginning of period	$12.73	$10.00
Net investment income(b)	0.12	0.11
Net realized and unrealized gain (loss)	(0.44)	2.63
Total from investment operations	(0.32)	2.74
Distributions to shareholders from net investment income	(0.02)	(0.01)
Net asset value, end of period	$12.39	$12.73
Total return(c)	(2.52)%	27.39%
Net assets, end of period (in 000s)	$540	$13
Ratio of net expenses to average net assets	0.87%	0.89	%(d)
Ratio of total expenses to average net assets	0.98%	1.66	%(d)
Ratio of net investment income to average net assets	0.92%	1.09	%(d)
Portfolio turnover rate(e)	90%	54%

(a)	Commenced operations on December 15, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives and short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements

October 31, 2018

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”). The Fund is a non-diversified portfolio that currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class P (commenced operations on April 16, 2018), Class R and Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R, and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

GQG Partners LLC (“GQG Partners” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Offering Costs — Offering costs paid in connection with the offering of shares of the Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

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Notes to Financial Statements (continued)

October 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2018:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$73,861,426	$212,062,402	$—
Australia and Oceania	—	76,734,106	—
Europe	70,981,537	605,149,690	—
North America	179,950,502	—	—
South America	5,106,684	—	—
Investment Company	39,990,504	—	—
Total	$369,890,653	$893,946,198	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts	$(103,063)	1

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2018.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

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4. INVESTMENTS IN DERIVATIVES (continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Sub-Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended October 31, 2018, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate	Effective Net Management Rate^
0.85%	0.77%	0.73%	0.71%	0.70%	0.84%	0.84%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investment of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2018, GSAM waived $ 25,285 of the Fund’s management fee.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2018, Goldman Sachs retained $34,630 of the front end sales charges for the Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class R6 Shares and Class P Shares of the Fund. These arrangements will remain in effect through at least February 28, 2019 with respect to Class R6 Shares, and April 16, 2019 with respect to Class P Shares, and prior to such dates Goldman Sachs may not terminate these arrangements without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.014%. The Other Expense limitation will remain in place through at least February 28, 2019 for Class A, Class C, Institutional, Investor, Class R and Class R6 Shares, and through at least April 16, 2019 for Class P Shares, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended October 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
$25,285	$6,782	$858,156	$890,223

G.  Line of Credit Facility — As of October 31, 2018, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2018, the Fund did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2018, Goldman Sachs earned $386 in brokerage commissions from portfolio transactions on behalf of the Fund.

As of October 31, 2018 The Goldman Sachs Group, Inc. was the beneficial owner of approximately 49% of Class R Shares.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended October 31, 2018:

Beginning value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2018	Shares as of October 31, 2018	Dividend Income
$11,456,987	$637,639,186	$(609,105,669)	$39,990,504	39,990,504	$259,333

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The Fund did not have securities on loan as of October 31, 2018.

The Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the fiscal year ended October 31, 2018, are reported under Investment Income on the Statement of Operations.

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2018

6. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs.

For the Fiscal Year Ended October 31, 2018		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2018
Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Fund’s from Lending to Goldman Sachs
$4,686	$5,130	$—

The following table provides information about the Fund’s investments in the Government Money Market Fund for the fiscal year ended October 31, 2018.

Market Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Market Value as of October 31, 2018
$—	$76,413,253	$(76,413,253)	$—

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2018, were $ 1,650,966,667 and $ 814,305,417, respectively.

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows:

Distributions paid from:
Ordinary income	$821,410
Net long-term capital gains	—
Total taxable distributions	$821,410

The tax character of distributions paid during the period ended October 31, 2017 was as follows:

Distributions paid from:
Ordinary income	$17,890
Net long-term capital gains	—
Total taxable distributions	$17,890

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

8. TAX INFORMATION (continued)

As of October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$6,036,177
Undistributed long-term capital gains	—
Total undistributed earnings	$6,036,177
Capital loss carryforwards:
Perpetual Short-Term	$(23,652,489)
Unrealized gains (losses) — net	(11,379,367)
Total accumulated earnings (losses) net	$(28,995,679)

As of October 31, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,275,170,352
Gross unrealized gain	37,085,543
Gross unrealized loss	(48,464,910)
Net unrealized security loss	$(11,379,367)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

The Fund reclassed $8,548 from paid in capital to distributable earning for the year ending October 31, 2018. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from non-deductible expenses.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior year, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations,

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2018

9. OTHER RISKS (continued)

which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

10. OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

31

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2018

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended October 31, 2018		For the Period Ended October 31, 2017(a)
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,879,279	$51,311,140	1,155,052	$13,447,997
Reinvestment of distributions	—	—	1	5
Shares redeemed	(1,127,407)	(14,848,690)	(265,002)	(3,137,669)
	2,751,872	36,462,450	890,051	10,310,333
Class C Shares
Shares sold	1,211,964	15,889,397	1,032,450	12,144,475
Reinvestment of distributions	—	—	1	2
Shares redeemed	(582,916)	(7,687,403)	(4,357)	(53,389)
	629,048	8,201,994	1,028,094	12,091,088
Institutional Shares
Shares sold	47,829,586	634,794,623	32,762,823	378,977,813
Reinvestment of distributions	55,896	721,621	1,806	17,866
Shares redeemed	(21,095,175)	(281,335,801)	(1,964,689)	(23,989,162)
	26,790,307	354,180,443	30,799,940	355,006,517
Investor Shares
Shares sold	17,770,210	234,768,975	5,063,139	61,203,795
Reinvestment of distributions	7,027	90,579	1	6
Shares redeemed	(3,777,143)	(49,472,001)	(82,975)	(1,015,475)
	14,000,094	185,387,553	4,980,165	60,188,326
Class P Shares(b)
Shares sold	21,469,251	286,501,481	—	—
Shares redeemed	(2,612,637)	(32,501,143)	—	—
	18,856,614	254,000,338	—	—
Class R Shares
Shares sold	1,032	13,500	1,364	14,170
Reinvestment of distributions	—	—	1	4
Shares redeemed	(363)	(4,738)	(1)	(10)
	669	8,762	1,364	14,164
Class R6 Shares
Shares sold	43,936	585,126	1,001	10,010
Reinvestment of distributions	2	27	1	7
Shares redeemed	(1,383)	(18,656)	(1)	(10)
	42,555	566,497	1,001	10,007
NET INCREASE	63,071,159	$838,808,037	37,700,615	$437,620,435

(a)	Commenced operations on December 15, 2016.
(b)	Commenced operations on April 16, 2018.

32

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs GQG Partners International Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs GQG Partners International Opportunities Fund (one of the funds constituting Goldman Sachs Trust II, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2018 and for the period December 15, 2016 (commencement of operations) through October 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year ended October 31, 2018, and the changes in its net assets and the financial highlights for the year ended October 31, 2018 and for the period December 15, 2016 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Fund Expenses — Six Month Period Ended October 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R or Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018, which represents a period of 184 days out of 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value 10/31/18		Expenses Paid for the 6 months ended 10/31/18*
Class A
Actual	$1,000.00	$942.60		$6.27
Hypothetical 5% return	1,000.00	1,018.75	+	6.51
Class C
Actual	1,000.00	939.70		9.92
Hypothetical 5% return	1,000.00	1,014.97	+	10.31
Institutional
Actual	1,000.00	945.60		4.36
Hypothetical 5% return	1,000.00	1,020.72	+	4.53
Investor
Actual	1,000.00	944.20		5.05
Hypothetical 5% return	1,000.00	1,020.01	+	5.24
Class P
Actual	1,000.00	945.10		4.27
Hypothetical 5% return	1,000.00	1,020.82	+	4.43
Class R
Actual	1,000.00	941.60		7.44
Hypothetical 5% return	1,000.00	1,017.54	+	7.73
Class R6
Actual	1,000.00	945.10		4.27
Hypothetical 5% return	1,000.00	1,020.82	+	4.43

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
GQG Partners International Opportunities	1.28%	2.03%	0.89%	1.03%	0.87%	1.52%	0.87%

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until August 31, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 7-8, 2018 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and GQG Partners LLC (the “Sub-Adviser”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates and the Sub-Adviser, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Sub-Adviser and the Sub-Adviser’s portfolio management team;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense tends over time; and
(iii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to a non-U.S. fund that it manages with comparable investment strategies;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency, distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Sub-Adviser’s compensation arrangements; and the number and types of accounts managed by the portfolio manager;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (including the Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s and Sub-Adviser’s processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Fund and the respective services of the Investment Adviser and its affiliates, and the Sub-Adviser. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Independent Trustees periodically received written materials and oral presentations from the funds’ various sub-advisers, including the Sub-Adviser. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees reviewed a written response prepared by the Sub-Adviser to a similar request for information submitted to the Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services (including oversight of the Sub-Adviser’s day-to-day management of the Fund) that are provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider. The Trustees also reviewed the

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Fund’s investment performance relative to its performance benchmark. They reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Adviser’s portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the second quartile of the Fund’s performance peer group, and had outperformed the Fund’s primary benchmark index for the one-year period ended March 31, 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by the Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed the analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, distribution fees, other expenses, and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. They also considered comparative fee information for services provided by the Investment Adviser to a non-U.S. fund that has investment objectives and policies similar to those of the Fund.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Investment Adviser’s Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund was provided for 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $1 billion	0.85%
Next $1 billion	0.77%
Next $3 billion	0.73%
Next $3 billion	0.71%
Over $8 billion	0.70%

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed specified levels. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Fund; (c) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the cash collateral is invested); (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of the Investment Adviser’s other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund distributor; (g) the Investment Adviser’s ability to negotiate better pricing with the Fund’s custodian on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers (including the Sub-Adviser) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. They also considered the benefits to GSAL and the Investment Adviser from the securities lending program and observed that the benefit to the Fund from its participation in the program was greater than the benefits to GSAL and the Investment Adviser as measured by the revenue each party received in connection with the program.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (d) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (e) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (f) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (g) access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the investment management fees paid by the Fund were reasonable in light of the factors considered, and that the Management Agreement, and the terms thereof, should be approved and continued with respect to the Fund until August 31, 2019.

38

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Sub-Advisory Agreement with GQG Partners LLC

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and Sub-Adviser. In evaluating the nature, extent, and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and other funds and/or accounts with investment strategies similar to those employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program.

Costs of Services Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement, including the schedule of fees payable to the Sub-Adviser. They considered the breakpoints in the sub-advisory fee rate payable under the Sub-Advisory Agreement. The Trustees noted that the compensation paid to the Sub-Adviser is paid by the Investment Adviser, not by the Fund. They also considered the expense limitations that substantially reduce the fees retained by the Investment Adviser, and that the retention of the Sub-Adviser does not directly increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and the Sub-Adviser.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement should be approved and continued until August 31, 2019.

39

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Cheryl K. Beebe Age: 62	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Convergys Corporation (2015-Present); Director, Packaging Corporation of America (2008-Present); and was formerly Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	19	Convergys Corporation (a global leader in customer experience outsourcing); Packaging Corporation of America (producer of container board)
Lawrence Hughes Age: 60	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012-Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	19	None
John F. Killian Age: 63	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009- 2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	19	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company
Steven D. Krichmar Age: 60	Trustee	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001). Trustee — Goldman Sachs Trust II.	19	None

40

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				154	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2018, Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 28 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

41

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2012 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2017

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs GQG Partners International Opportunities Fund — Tax Information (Unaudited)

For the year ended October 31, 2018, 6.62% of the dividends paid from net investment company taxable income by the Goldman Sachs GQG Partners International Opportunities Fund qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2018, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs GQG Partners International Opportunities Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

From distributions paid during the year ended October 31, 2018, the total amount of income received by the Goldman Sachs GQG Partners International Opportunities Fund from sources within foreign countries and possessions of the United States was $0.0287 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Goldman Sachs GQG Partners International Opportunities Fund was 100.00%. The total amount of taxes paid by the Goldman Sachs GQG Partners International Opportunities Fund to such countries was $0.0066 per share.

42

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of September 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[4]
∎	International Equity ESG Fund[5]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (the “SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 151112-OTU-888692 GQGPIOAR-18/15.8K

Goldman Sachs Funds

Annual Report	October 31, 2018

Multi-Manager Alternatives Fund

Goldman Sachs Multi-Manager Alternatives Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

What Differentiates Goldman Sachs Multi-Manager Alternatives Fund Investment Process?

The Goldman Sachs Multi-Manager Alternatives Fund seeks long-term growth of capital by allocating its assets to underlying managers who employ a range of alternative and non-traditional investment strategies. The Fund benefits from the dedicated expertise of GSAM’s alternative investment team that has a legacy dating back to 19691 and is located in 8 offices globally.2

∎	We have over 100 alternative investment professionals[2] dedicated to manager selection

∎	We employ a rigorous due diligence process to evaluate each manager’s skill, strategy, and team and continually monitor managers after an investment is made

∎	Our Investment Committee process includes an independent “Devil’s advocate” to promote fluid debate and intense examination of each manager

∎	We combine “top down” market and economic environment considerations with “bottom up” manager-specific factors

∎	We incorporate judgment and quantitative tools to determine the appropriate investment size in each manager

∎	The process is continual with ongoing re-balancing and active management to optimize diversification

∎	We have over 50 professionals[2] focused on alternative investment risk management and operational diligence

∎	We consider risk management an all-encompassing and real time discipline

∎	Our dedicated strategists leverage our proprietary risk management systems to continually monitor risk

1In	June 1997, The Goldman Sachs Group, Inc. (GSG, Inc.) acquired the assets and business of Commodities Corporation, which GSG, Inc. subsequently renamed Goldman Sachs Hedge Fund Strategies LLC in December 2004.

2As	of September 30, 2018.

The	portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

1

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Alternatives Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Goldman Sachs Multi-Manager Alternatives Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor and Class R Shares generated average annual total returns, without sales charges, of -3.03%, -3.70%, -2.72%, -2.73% and -3.25%, respectively. These returns compare to the 1.68% average annual total return of the Fund’s primary benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (the “ICE BofAML Index”), which reflects no deductions for fees or expenses, during the same time period. The HFRX Global Hedge Fund Index (the “HFRX Index”) (net of management, administrative and performance/incentive fees), a broad proxy for hedge fund performance and the Fund’s secondary benchmark, returned -3.53% during the Reporting Period.

From their inception on February 28, 2018 through the end of the Reporting Period, the Fund’s Class R6 Shares generated a cumulative total return of -2.05% compared to the 1.26% cumulative total return of the ICE BofAML Index. The HFRX Index returned -4.27% during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return of -2.06% compared to the 1.05% cumulative total return of the ICE BofAML Index. The HFRX Index returned -3.91% during the same period.

References to the Fund’s benchmarks mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the ICE BofAML Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A	The capital markets experienced mixed results during the Reporting Period amidst a resurgence of volatility.

When the Reporting Period began in November 2017, global equity markets marched higher, extending their record highs of the calendar year on the heels of strong corporate earnings growth and positive business sentiment. Bullish market sentiment was further augmented by the passage of a U.S. tax reform bill in December 2017. The U.S. Federal Reserve’s (“Fed”) decision in the same month to raise short-term interest rates by a quarter of a percentage point did little to temper the rally, as the rate hike was largely driven by the Fed’s positive outlook for U.S. economic growth and a strong jobs market. In late January 2018, the U.S. dollar fell to a three-year low versus other developed markets currencies based on concerns about rhetoric from the U.S. Treasury Secretary, who said he favored a weak U.S. dollar, as well as by what investors perceived as the erosion of the U.S. dollar’s yield relative to those of other currencies. During February 2018, volatility returned to the capital markets amid bond market jitters and a significant sell-off in the global equity markets, which was largely influenced by a rise in the 10-year U.S. Treasury yield. The U.S. Administration’s announcement of steel and aluminum tariffs compounded equity investors’ concerns. In March 2018, at Jerome Powell’s first policy meeting as Fed chair, the U.S. central bank raised short-term interest rates by another quarter percentage point. Fed policymakers went on to raise short-term rates by the same amount on two more occasions—in June and September 2018, and the capital markets anticipated a fourth hike before calendar year end. The Fed’s interest rate hikes led to higher U.S. bond yields, which, in addition to strong corporate earnings growth and a relatively stable macroeconomic picture, helped keep global

2

PORTFOLIO RESULTS

equity markets rather range bound between March and September 2018. Then, in October, global equities sold off significantly, largely erasing earlier gains. The sell-off was triggered by the continued rise in U.S. bond yields and emerging signs of a slowdown in global economic growth, which sparked investors’ rotation out of growth- and momentum-oriented sectors, such as consumer discretionary and information technology, into value-oriented sectors, such as energy, and traditionally defensive sectors, such as utilities. Global equities finished the Reporting Period with modest losses, as positive returns in the U.S. were offset by the negative performance of European and emerging markets stocks. From a sector perspective, gains overall in health care and information technology were offset by declines in financials and industrials. In commodities, energy prices broadly moved higher during the Reporting Period overall on a combination of U.S. sanctions on Russia, trade disputes and continuing tightness in crude oil supplies. However, metals lagged, particularly in the closing months of the Reporting Period, as the outlook for global economic growth became a focal point for investors.

Credit markets generally sold off during the Reporting Period overall, as a more hawkish Fed continued to forecast additional interest rate hikes against the backdrop of strong U.S. economic growth and increasing signs of inflation. (Hawkish tends to suggest higher interest rates; opposite of dovish.) Credit spreads, or yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity, widened slightly, with concerns about U.S.-China trade tensions weighing on investor sentiment for corporate bonds. Floating-rate bank loans were the best performing sector in the U.S. fixed income markets during the Reporting Period, as each increase in LIBOR boosted coupon payments, fueling investor demand. (LIBOR is London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements.) Demand for floating-rate bank loans came at the expense of fixed-rate investment grade bonds and fixed-rate high yield corporate bonds. That said, high yield corporate bonds recorded a positive return for the Reporting Period overall, as their higher yields generally offset the negative effects of their greater duration and the widening of credit spreads. (Duration measures sensitivity to changes in interest rates.) Outside the U.S., emerging markets credit spreads also widened, as rising U.S. interest rates proved to be a headwind for emerging markets debt. Meanwhile, a strong U.S. dollar dampened the performance of local emerging markets bonds. As a result, U.S. dollar-denominated emerging markets debt and local emerging markets debt were among the worst performing fixed income sectors of the Reporting Period overall.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generally seeks to achieve its investment objective by allocating its assets among multiple unaffiliated investment managers (“Underlying Managers”) that employ one or more non-traditional and alternative investment strategies. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund’s performance can be attributed to the performance of the Fund’s Underlying Managers.

At various points during the Reporting Period, the Fund had capital allocated to 17 Underlying Managers — Acadian Asset Management LLC (“Acadian”); Algert Global LLC (“Algert”); Ares Capital Management II LLC (“Ares”); Atreaus Capital, LP (“Atreaus”); Bardin Hill Arbitrage IC Management LP (“Bardin Hill”) (known as Halcyon Arbitrage IC Management LP prior to October 23, 2018); Brigade Capital Management, LP (“Brigade”); Crabel Capital Management, LLC (“Crabel”); Emso Asset Management Limited (“Emso”); First Pacific Advisors, LP (“FPA”); GQG Partners LLC (“GQG Partners”); Graham Capital Management, L.P. (“Graham”); New Mountain Vantage Advisers, L.L.C. (“New Mountain Vantage”); One River Asset Management, LLC (“One River”); QMS Capital Management LP (“QMS”); River Canyon Fund Management LLC (“River Canyon”); Sirios Capital Management, L.P. (“Sirios”); and Wellington Management Company LLC (“Wellington”).

These 17 Underlying Managers represented five strategies — equity long/short (FPA, Sirios and Wellington); event driven and credit (Ares, Bardin Hill, Brigade, New Mountain Vantage and River Canyon); tactical trading (Atreaus, Crabel, Emso, Graham, One River and QMS); relative value (Acadian and Algert); and dynamic equity (GQG Partners).

Of the 17 Underlying Managers with allocated capital during the Reporting Period, four generated positive returns and 13 generated negative returns.

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PORTFOLIO RESULTS

In addition, during the Reporting Period, the Fund allocated assets to Russell Investments Commodity Advisor, LLC (“RICA”). (Effective January 30, 2018, RICA agreed to be bound by and assume all of the rights and obligations of Russell Investments Implementation Services, LLC under the sub-advisory agreement between GSAM and Russell Investments Implementation Services, LLC with respect to the Fund.) RICA manages a beta completion mandate for the Fund, which provides us with an additional tool to manage the beta of the Fund and is not used to override any views and/or decisions of the Fund’s Underlying Managers. (Beta is a measure of the sensitivity of a portfolio’s returns to broad market returns.) During the Reporting Period, RICA contributed positively to the Fund’s performance.

Q	Which strategies most significantly affected Fund performance?

A	Of the five strategies employed across the Underlying Managers during the Reporting Period, four generated negative returns and one generated a positive return. The Fund did not have an allocation to the opportunistic fixed income strategy during the Reporting Period.

The Fund’s equity long/short strategy detracted most from performance, largely because of Underlying Managers’ positions in the financials, information technology and consumer discretionary sectors. Leading individual detractors were Affiliated Managers Group, a U.S. investment management firm; D.R. Horton, a U.S. home construction company; and Tencent Holdings, a China-based internet services conglomerate. The long/short strategy’s losses were offset slightly by its gains in the industrials and health care sectors, which contributed positively. Notable individual contributors included CSX, a U.S. company focusing on rail transportation and real estate; U.S.-based World Wrestling Entertainment; and Boston Scientific, a U.S.-based manufacturer of medical devices. Equity long/short strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Equity long/short managers may, for example, buy stocks they expect to outperform or they believe are undervalued, and may also sell short stocks they believe will underperform or they believe are overvalued. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The dynamic equity strategy hurt the Fund’s performance during the Reporting Period, driven by losses in the energy, financials and utilities sectors. Notable individual detractors were India’s HDFC Bank, U.S. social media company Facebook and South Korea-based Samsung Electronics. On a regional basis, the dynamic equity strategy was hurt by its exposure to Europe (ex-U.K.) and Asia (ex-Japan). Dynamic equity strategies generally involve investing in equity instruments, often with a long-term view, and may have low excess return correlations to traditional long-only equity strategies. Dynamic equity strategies are less likely to track a benchmark than traditional long-only strategies, and dynamic equity managers are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style and market capitalization.

The relative value strategy detracted from the Fund’s returns during the Reporting Period, led by Underlying Managers’ losses in the health care, materials and utilities sectors. These negative results were offset somewhat by gains in the information technology, consumer discretionary and consumer staples sectors. Relative value strategies seek to identify and capitalize on price discrepancies between related assets (assets that share a common financial factor, such as interest rates, an issuer, or an index). Relative value strategies generally rely on arbitrage (the simultaneous purchase and sale of related assets) and may exist between two issuers or within the capital structure of a single issuer. These strategies attempt to exploit a source of return with low correlation to the market and include, among others, fixed income arbitrage, convertible arbitrage, volatility arbitrage, statistical arbitrage and equity market neutral strategies.

The tactical trading strategy detracted slightly from performance during the Reporting Period, with the macro and managed futures strategies both diminishing Fund results. Within macro strategies, the key theme of Japanese cyclical reflation, as well as positions in external sovereign bonds, hampered results. This was partially offset by the positive performance of the key themes of U.S. stagflation (expressed by certain Underlying Managers through short positions in the U.S. dollar versus long positions in the Japanese yen) and global growth desynchronization. Positions in corporate emerging markets bonds also added value. Within managed futures strategies, the Underlying Managers were hurt by trading in stock indices and currencies, which was counterbalanced slightly by trading gains in energy and interest rates. Tactical trading strategies seek to produce total return by long and short investing across global fixed income, currency, equity and commodity

4

PORTFOLIO RESULTS

markets. Tactical trading managers may employ various investment styles of which the two major strategies are macro and managed futures. Tactical trading managers that employ a global macro style may select their investments based upon fundamental and/or technical analysis. Tactical trading managers that employ a managed futures investing style may use quantitative modeling techniques, e.g., determining an asset’s value based upon an analysis of price history, price momentum and the asset’s value relative to that of other assets, among other factors. Some tactical trading managers may employ both fundamental analysis and quantitative modeling techniques. Tactical trading managers typically have no bias to be long, short or neutral, but at any given time may have significant long or short exposures in a particular market or asset.

On the positive side, the Fund’s event driven and credit strategy overall bolstered returns during the Reporting Period. Within merger arbitrage strategies, which involve taking long and/or short positions in securities affected by a corporate merger or acquisition, the Fund was helped by select positions in the consumer staples, consumer discretionary and communications services sectors. (Near the end of September 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media.) Within equity-oriented event driven strategies, top individual contributors included Twenty First Century Fox, a U.S. mass media company; Spectrum Brands, a U.S. diversified consumer products company; UBM, a U.K.-headquartered business-to-business events organizer; Nexstar, a U.S. telecommunications company; and British Sky Broadcasting, a U.K.-headquartered media company. Among individual detractors were a number of U.S. companies, including streaming device maker Roku, credit card processor First Data, diversified holding company HRG Group and oil and gas exploration company Energen. Within credit strategies, the Fund benefited from positions in select corporate bonds. Among the top individual contributors were the C-rated corporate bonds of U.S. music retailer Guitar Center and U.S. power generator Vistra Energy. Losses were concentrated in health care and energy corporate bonds, such as Canada-based Bausch Health Companies (formerly Valeant Pharmaceuticals) and U.S.-based drilling services company Noble Holding International. Event driven and credit strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. These strategies may include, among others, merger arbitrage, distressed credit, opportunistic credit and value with a catalyst investing style.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Underlying Managers of the Fund employ derivatives and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the Investment Company Act of 1940. The derivatives used most by Underlying Managers during the Reporting Period were commodity futures, equity futures and over-the-counter equity options, total return swaps (single name and index), bond futures, credit default swaps (single name and index), interest rate futures, interest rate swaps, swaptions (options on interest rate swap contracts), inflation swaps, currency futures, over-the-counter options on foreign currency and forward foreign exchange contracts. Overall, the use of derivatives and similar instruments by the Underlying Managers had a negative impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations and Underlying Managers during the Reporting Period?

A

During the Reporting Period, shifts in the Fund’s asset allocation were made in response to the market environment and were also the result of changes in allocations to the Fund’s various strategies. One of the shifts in strategy allocation during the Reporting Period was an increase in the Fund’s exposure to the event driven and credit strategy. Most of the increase occurred in December 2017, with further increases in January, February and April 2018. This was largely driven by the addition of Bardin Hill as an Underlying Manager within the Fund’s event driven and credit strategy. Our decision to increase the Fund’s allocation to the event driven and credit strategy was partly due to the passage of U.S. tax reform, which had the potential, in our view, to increase mergers and acquisitions (“M&A”) volume and create a more attractive opportunity set. Bardin Hill has a focus on M&A. We funded the increase in the Fund’s allocation to the event driven and credit strategy by reducing its allocation to the relative value strategy. In addition, within the event driven and credit strategy, we added River Canyon as an Underlying Manager to manage a structured credit strategy for the Fund. We also diversified the lineup of

5

PORTFOLIO RESULTS

Underlying Managers within the tactical trading strategy through the addition of Crabel. Crabel manages two managed futures strategies — Crabel Gemini, a systematic strategy with a 10-day average holding period, and Crabel Advanced Trend, a systematic strategy with a 35-day average holding period. In June 2018, we added exposure to the dynamic equity strategy through the addition of GQG Partners as an Underlying Manager. GQG Partners manages a long-only, relatively concentrated international equity strategy, with a focus on identifying businesses with inherent and sustainable competitive advantages and earnings growth.

Overall, we added four Underlying Managers and removed three Underlying Managers during the Reporting Period. As mentioned previously, we added Bardin Hill, Crabel, River Canyon and GQG Partners. Bardin Hill was added as an Underlying Manager within the Fund’s event driven and credit strategy, joining Ares, Brigade and New Mountain Vantage, and was allocated capital in December 2017. Crabel was added as an Underlying Manager within the Fund’s tactical trading strategy, joining Atreaus, Emso, Graham, One River and QMS, and was allocated capital in March 2018. River Canyon was added as an Underlying Manager within the Fund’s event driven and credit strategy, joining Ares, Bardin Hill and Brigade, and was allocated capital during April 2018. GQG Partners was added as an Underlying Manager within the Fund’s dynamic equity strategy and was allocated capital in June 2018. Effective March 19, 2018, New Mountain Vantage no longer served as an Underlying Manager within the Fund’s event driven and credit strategy. Graham and Atreaus no longer served as Underlying Managers within the tactical trading strategy, as of May 15, 2018 and September 28, 2018, respectively.

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	During the Reporting Period, Robert Mullane was added as a portfolio manager for the Fund, effective November 27, 2017. Effective June 15, 2018, he transferred to a different group within Goldman Sachs and no longer served as a portfolio manager for the Fund. As of December 15, 2017, Ryan Roderick no longer served as a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Kent Clark and Betsy Gorton, who have been the Fund’s portfolio managers since 2016 and 2015, respectively.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue to closely monitor global economic growth, monetary policy and market volatility, while using active portfolio management and alternative investment strategies to position the Fund as we aim to deliver positive absolute returns across a variety of market environments. We believe the flexibility to allocate tactically across these alternative strategies may enable us to provide investors with positive absolute returns in a variety of market conditions and with significant diversification benefits. We intend to continue to actively explore adding new managers with what we consider to be unique alternative capabilities as market conditions warrant.

6

FUND BASICS

Multi-Manager Alternatives Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	ICE BofAML Three-Month U.S. Treasury Bill Index[2]	HFRX Global Hedge Fund Index[3]
Class A	-3.03%	1.68%	-3.53%
Class C	-3.70	1.68	-3.53
Institutional	-2.72	1.68	-3.53
Investor	-2.73	1.68	-3.53
Class R	-3.25	1.68	-3.53

February 28, 2018–October 31, 2018
Class R6	-2.05%	1.26%	-4.27%

April 16, 2018–October 31, 2018
Class P	-2.06%	1.05%	-3.91%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE BofAML Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

[3]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

HFRI and HFRX and related indices are trademarks and service marks of HFR which has no affiliation with GSAM. Information regarding HFR indices was obtained from HFR’s website and other public sources and is provided for comparison purposes only. HFR does not endorse or approve any of the statements made herein.

7

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/18	One Year	Five Years	Since Inception	Inception Date
Class A	-6.01%	-0.35%	-0.03%	4/30/13
Class C	-2.38	0.00	0.24	4/30/13
Institutional	-0.29	1.15	1.40	4/30/13
Investor	-0.39	1.00	1.25	4/30/13
Class P	N/A	N/A	0.39	4/16/18
Class R	-0.79	0.52	0.76	4/30/13
Class R6	N/A	N/A	0.39	2/28/18

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	2.26%	2.83%
Class C	3.01	3.58
Institutional	1.93	2.44
Investor	2.01	2.58
Class P	1.92	2.43
Class R	2.51	3.08
Class R6	1.92	2.43

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund, as supplemented on May 10, 2018, and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the management fee waiver arrangement with respect to the fee paid by each Subsidiary (as defined below) may not be discontinued by the Investment Adviser as long as its contract with the Subsidiary is in place. The Fund’s other waivers and/or expense limitations will remain in place through at least May 31, 2019, and prior to such date the Investment Adviser and Goldman Sachs, as applicable, may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION (%)[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value, excluding cash and the allocation to Russell Investments Commodity Advisor, LLC, which manages a beta completion mandate. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments. Short-term investments represent repurchase agreements.

9

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 10/31/18[7]
Holding	% of Net Assets	Line of Business
Express Scripts Holding Co.	0.7%	Health Care Providers & Services
Abbott Laboratories	0.7	Health Care Equipment & Supplies
Energen Corp.	0.6	Oil, Gas & Consumable Fuels
Nevsun Resources Ltd.	0.6	Metals & Mining
Shire PLC ADR	0.6	Biotechnology
Twenty-First Century Fox, Inc. Class B	0.6	Entertainment
Airbus SE	0.5	Aerospace & Defense
Ocean Rig UDW, Inc. Class A	0.5	Energy Equipment & Services
Berkshire Hathaway, Inc. Class B	0.5	Diversified Financial Services
JPMorgan Chase & Co.	0.5	Banks

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

SUBADVISOR ALLOCATION (%)[8]
Percentage of Net Assets as of 10/31/18
Emso Asset Management Limited	11.3%
Bardin Hill Arbitrage IC Management LP	10.8
River Canyon Fund Management LLC	10.7
Crabel Capital Management, LLC	10.3
Algert Global LLC	9.5
Sirios Capital Management, L.P.	9.3
Wellington Management Company LLP	9.1
GQG Partners LLC	8.5
QMS Capital Management LP	8.5
One River Asset Management, LLC	5.8
Acadian Asset Management LLC	5.7
Brigade Capital Management, LP	0.4
First Pacific Advisors, LP	0.1
Ares Capital Management II LLC	0.0

[8]	The chart above represents capital allocated to the Underlying Managers, as a percentage of net assets, excluding cash and the allocation to Russell Investments Commodity Advisor, LLC which manages a beta completion mandate for the Fund, and as such the weightings may not sum to 100%.

10

FUND BASICS

STRATEGY ALLOCATION (%)[9]
As of October 31, 2018

[9]	Equity Long/Short Strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Dynamic Equity Strategies generally are long-biased strategies that are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style, and market capitalization. Relative Value Strategies seek to identify and benefit from pricing discrepancies between related assets. Event Driven and Credit Strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. Tactical Trading Strategies seek to produce total return by long and short investing across global fixed income, currency, equity, and commodity markets. Tactical Trading managers typically have no bias to be long, short, or neutral but at any given time may have significant long or short exposures in a particular market or asset class. The percentages above exclude cash and the allocation to Russell Investments Commodity Advisor, LLC, which manages a beta completion mandate for the Fund.

11

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on April 30, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmarks, the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index, are shown. This performance data represents past performance and should not be considered indicative of future performance, which may fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Manager Alternatives Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 30, 2013 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Five Years	Since Inception
Class A (Commenced April 30, 2013)
Excluding sales charges	-3.03%	0.11%	0.55%
Including sales charges	-8.33%	-1.02%	-0.48%

Class C (Commenced April 30, 2013)
Excluding contingent deferred sales charges	-3.70%	-0.63%	-0.21%
Including contingent deferred sales charges	-4.66%	-0.63%	-0.21%

Institutional Class (Commenced April 30, 2013)	-2.72%	0.48%	0.92%

Investor Class (Commenced April 30, 2013)	-2.73%	0.36%	0.80%

Class P (Commenced April 16, 2018)	N/A	N/A	-2.06%*

Class R (Commenced April 30, 2013)	3.25%	-0.14%	0.29%

Class R6 (Commenced February 28, 2018)	N/A	N/A	-2.05%*

*	Total return for periods of less than one year represents cumulative total return.

12

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments

October 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 1.2%
Apparel(a)(b) – 0.0%
Nine West Holdings, Inc.
$420,000	8.250%		03/15/19	$74,550

Banks – 0.1%
VTB Bank OJSC Via VTB Capital SA
420,000	6.950		10/17/22	409,500

Commercial Services(a)(b)(c) – 0.0%
Cenveo Corp.
1,315,000	8.500		09/15/22	13,150

Diversified Financial Services – 0.0%
MDC-GMTN B.V.
200,000	4.500		11/07/28	199,172

Electrical – 0.1%
Eskom Holdings SOC Ltd.
450,000	5.750		01/26/21	431,550
200,000	6.350	(d)	08/10/28	193,000

				624,550

Energy – Exploration & Production(b)(c)(e) – 0.0%
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC
100,000	10.000		06/01/20	—
951,000	10.750		10/01/20	—
245,000	9.250		06/01/21	—

				—

Media(b)(c)(f) – 0.4%
iHeartCommunications, Inc.
3,263,000	11.250		03/01/21	2,349,360

Oil Field Services – 0.6%
EP PetroEcuador via Noble Sovereign Funding I Ltd.(d)(g) (3M USD LIBOR + 5.630%)
189,053	8.016		09/24/19	187,162
Petrobras Global Finance BV
448,000	6.125		01/17/22	463,747
484,000	4.375		05/20/23	466,455
682,000	6.250		03/17/24	688,990
Petroleos Mexicanos
476,000	4.875		01/24/22	466,956
357,000	3.500		01/30/23	328,083
443,000	4.625		09/21/23	421,289
Seventy Seven Energy, Inc.(b)(c)(e)
205,000	6.500		07/15/22	—

				3,022,682

TOTAL CORPORATE OBLIGATIONS
(Cost $8,289,051)				$6,692,964

Shares	Description	Value
Common Stocks – 27.0%
Aerospace & Defense – 1.7%
26,111	Airbus SE	$2,885,637
4,694	Esterline Technologies Corp.*	550,888
11,649	General Dynamics Corp.	2,010,384
3,267	Harris Corp.	485,835

Common Stocks – (continued)
Aerospace & Defense – (continued)
14,691	Rockwell Collins, Inc.(f)	1,880,742
11,292	Safran SA	1,459,241

		9,272,727

Air Freight & Logistics – 0.5%
69,727	Ceva Logistics AG*	2,040,910
3,677	FedEx Corp.	810,190

		2,851,100

Automobiles*(a) – 0.0%
6,652	Aston Martin Lagonda Global Holdings PLC	129,681

Banks – 1.6%
61,216	Bank of America Corp.	1,683,440
39,227	Hang Seng Bank Ltd.	919,778
24,035	HDFC Bank Ltd. ADR	2,136,952
21,899	JPMorgan Chase & Co.	2,387,429
9,198	KBC Group NV	633,890
27,876	Regions Financial Corp.	473,055
1,743	Western Alliance Bancorp*	84,082

		8,318,626

Beverages – 1.0%
29,220	Coca-Cola HBC AG*	863,118
2,154	Constellation Brands, Inc. Class A	429,141
37,931	Diageo PLC	1,311,332
16,031	Heineken NV	1,442,266
24,457	The Coca-Cola Co.	1,171,001

		5,216,858

Biotechnology – 1.0%
5,928	CSL Ltd.	791,371
19,337	Shire PLC(f)	1,167,005
18,058	Shire PLC ADR(f)	3,282,945

		5,241,321

Building Products(f) – 0.4%
52,002	USG Corp.	2,195,524

Capital Markets – 1.3%
12,885	Affiliated Managers Group, Inc.	1,464,509
10,333	Deutsche Boerse AG	1,305,807
26,044	London Stock Exchange Group PLC	1,434,966
14,059	Macquarie Group Ltd.	1,172,410
27,470	NEX Group PLC(f)	398,384
83,258	UBS Group AG*	1,163,289

		6,939,365

Chemicals – 1.1%
16,011	Air Liquide SA	1,935,510
12,442	Sika AG	1,595,344
5,322	The Sherwin-Williams Co.	2,094,047

		5,624,901

Commercial Services & Supplies – 0.2%
38,757	Atento SA	237,968
9,716	Edenred	368,558

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Commercial Services & Supplies – (continued)
8,574	Secom Co. Ltd.	$701,967

		1,308,493

Communications Equipment – 0.1%
5,072	CommScope Holding Co., Inc.*	122,032
2,582	Motorola Solutions, Inc.	316,450
6,597	Quantenna Communications, Inc.*	118,482

		556,964

Diversified Consumer Services* – 0.0%
19,321	Gymboree Holding Corp.	91,775

Diversified Financial Services* – 0.5%
11,832	Berkshire Hathaway, Inc. Class B	2,428,873

Diversified Telecommunication Services – 0.5%
30,387	Cellnex Telecom SA(a)	755,916
1,860,956	China Tower Corp. Ltd. Class H*(a)	282,396
31,060	China Unicom Hong Kong Ltd. ADR	323,956
26,803	ORBCOMM, Inc.*	255,432
14,324	Verizon Communications, Inc.	817,757

		2,435,457

Electric Utilities – 0.0%
198,402	TCEH Corp.	155,349

Electrical Equipment – 0.1%
3,760	Rockwell Automation, Inc.	619,385

Electronic Equipment, Instruments & Components* – 0.3%
5,447	Fabrinet	235,964
59,518	Flex Ltd.	467,812
12,244	Itron, Inc.	638,402
3,038	Zebra Technologies Corp. Class A	505,219

		1,847,397

Energy Equipment & Services – 0.5%
82,364	Ocean Rig UDW, Inc. Class A*	2,494,806
4,163	Schlumberger Ltd.	213,603

		2,708,409

Entertainment – 0.9%
383	Netflix, Inc.*	115,582
21,239	Nexon Co. Ltd.*	242,278
3,309	Spotify Technology SA*	495,324
66,744	Twenty-First Century Fox, Inc. Class B(f)	3,015,494
10,518	World Wrestling Entertainment, Inc. Class A	763,502

		4,632,180

Equity Real Estate Investment Trusts (REITs) – 0.0%
25,139	Link REIT	223,413

Food & Staples Retailing* – 0.3%
62,976	BJ’s Wholesale Club Holdings, Inc.	1,394,918

Common Stocks – (continued)
Food Products – 0.2%
10,595	Nestle SA	894,463

Health Care Equipment & Supplies – 1.6%
50,203	Abbott Laboratories	3,460,995
9,533	Becton Dickinson & Co.	2,197,356
50,721	Boston Scientific Corp.*	1,833,057
3,255	EssilorLuxottica SA	444,563
6,138	Medtronic PLC	551,315

		8,487,286

Health Care Providers & Services – 1.3%
10,044	Aetna, Inc.(f)	1,992,730
38,639	Express Scripts Holding Co.*(f)	3,746,824
3,660	Millennium Health LLC*	212
8,292	Universal Health Services, Inc. Class B	1,007,975

		6,747,741

Hotels, Restaurants & Leisure – 0.5%
41,160	Aristocrat Leisure Ltd.	775,616
9,847	McDonald’s Corp.	1,741,935

		2,517,551

Household Durables – 0.1%
13,576	D.R. Horton, Inc.	488,193

Household Products – 0.1%
7,985	Reckitt Benckiser Group PLC	645,700

Industrial Conglomerates – 0.3%
53,772	CK Hutchison Holdings Ltd.	541,598
7,286	Honeywell International, Inc.	1,055,159

		1,596,757

Insurance – 0.8%
94,493	AIA Group Ltd.	718,812
21,077	Aspen Insurance Holdings Ltd.	882,705
1,011	Muenchener Rueckversicherungs AG	217,148
130,312	Ping An Insurance Group Co. of China Ltd. Class H	1,231,973
20,450	Tokio Marine Holdings, Inc.	963,443
7,590	Trupanion, Inc.*	191,724

		4,205,805

Interactive Media & Services – 0.9%
765	Alphabet, Inc. Class A*	834,294
1,106	Alphabet, Inc. Class C*	1,190,907
8,739	Facebook, Inc. Class A*	1,326,493
24,867	Tencent Holdings Ltd.	851,925
24,569	Yandex NV Class A*	740,264

		4,943,883

Internet & Direct Marketing Retail – 0.4%
9,643	Alibaba Group Holding Ltd. ADR*	1,372,006
42	Amazon.com, Inc.*	67,116
58	Booking Holdings, Inc.*	108,726
5,326	Delivery Hero SE*(a)	214,452

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value
Common Stocks – (continued)
Internet & Direct Marketing Retail – (continued)
1,564	Expedia Group, Inc.	$196,173
41,546	Just Eat PLC*	322,292

		2,280,765

IT Services – 1.3%
2,431	Accenture PLC Class A	383,174
2,338	Automatic Data Processing, Inc.	336,859
3,662	Capgemini SE	447,148
873	EPAM Systems, Inc.*	104,297
4,500	ExlService Holdings, Inc.*	288,450
840	FleetCor Technologies, Inc.*	168,025
4,200	Genpact Ltd.	115,122
600	Global Payments, Inc.	68,538
2,639	GoDaddy, Inc. Class A*	193,096
49,453	Infosys Ltd. ADR	468,320
4,606	International Business Machines Corp.	531,671
7,814	Mastercard, Inc. Class A	1,544,593
672	PayPal Holdings, Inc.*	56,576
15,517	Perspecta, Inc.	380,011
402	StoneCo Ltd. Class A*	11,533
3,497	Total System Services, Inc.	318,752
1,187	VeriSign, Inc.*	169,195
8,427	Visa, Inc. Class A	1,161,662
91	WEX, Inc.*	16,012

		6,763,034

Media – 0.1%
14,003	Comcast Corp. Class A	534,074
10,455	Cumulus Media, Inc. Class A*	162,053

		696,127

Metals & Mining – 0.7%
79,421	Glencore PLC*	323,216
753,277	Nevsun Resources Ltd.(f)	3,347,389
12,738	Vale SA ADR	192,344

		3,862,949

Multi-Utilities* – 0.1%
10,332	Innogy SE	430,888

Oil, Gas & Consumable Fuels – 0.9%
47,531	Energen Corp.*(f)	3,420,806
998	Marathon Petroleum Corp.	70,309
9,982	PBF Energy, Inc. Class A	417,747
3,730	Pioneer Natural Resources Co.	549,317
1,984	Royal Dutch Shell PLC ADR Class A	125,369
10,734	Royal Dutch Shell PLC Class B	350,067

		4,933,615

Personal Products – 0.5%
6,597	Beiersdorf AG	682,112
5,358	L’Oreal SA	1,207,191
10,114	Unilever NV	543,476

		2,432,779

Common Stocks – (continued)
Pharmaceuticals – 0.5%
14,359	AstraZeneca PLC	1,098,315
9,698	Novo Nordisk A/S Class B	418,823
1,945	Roche Holding AG	473,340
7,063	Shionogi & Co. Ltd.	451,634

		2,442,112

Professional Services – 0.4%
118	CoStar Group, Inc.*	42,648
269	Equifax, Inc.	27,287
5,644	Experian PLC	129,807
8,055	Huron Consulting Group, Inc.*	438,917
9,377	The Dun & Bradstreet Corp.	1,334,160
2,257	TransUnion	148,398
1,857	TriNet Group, Inc.*	87,260

		2,208,477

Road & Rail – 0.8%
12,319	CSX Corp.	848,286
17,718	Kansas City Southern	1,806,527
100,127	MTR Corp. Ltd.	485,840
9,323	Old Dominion Freight Line, Inc.	1,215,906

		4,356,559

Semiconductors & Semiconductor Equipment – 1.1%
33,510	Advanced Micro Devices, Inc.*	610,217
625	ASML Holding NV	107,652
3,234	Broadcom, Inc.	722,767
3,155	First Solar, Inc.*	131,879
36,077	FormFactor, Inc.*	441,582
23,594	Integrated Device Technology, Inc.*(f)	1,104,435
9,973	Intel Corp.	467,534
2,543	KLA-Tencor Corp.	232,786
25,943	Marvell Technology Group Ltd.	425,725
3,993	Microchip Technology, Inc.	262,660
186	QUALCOMM, Inc.	11,698
2,661	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	101,384
12,353	Teradyne, Inc.	425,561
7,975	Texas Instruments, Inc.	740,319

		5,786,199

Software – 1.6%
1,877	Adobe, Inc.*	461,292
6,562	Atlassian Corp. PLC Class A*	498,121
4,302	Blackbaud, Inc.	308,539
1,260	Ceridian HCM Holding, Inc.*	47,842
1,207	Check Point Software Technologies Ltd.*	133,977
14,532	Dell Technologies, Inc. Class V*(f)	1,313,548
9,515	Gemalto NV*	542,738
2,639	Guidewire Software, Inc.*	234,792
490	HubSpot, Inc.*	66,469
6,384	Imperva, Inc.*	353,354
1,871	Intuit, Inc.	394,781
2,175	Microsoft Corp.	232,312

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Software – (continued)
4,867	Red Hat, Inc.*	$835,372
1,107	salesforce.com, Inc.*	151,925
17,781	SAP SE ADR	1,907,190
1,360	ServiceNow, Inc.*	246,214
5,612	Workday, Inc. Class A*	746,508

		8,474,974

Specialty Retail* – 0.1%
10,354	CarMax, Inc.	703,140

Technology Hardware, Storage & Peripherals – 0.3%
13,506	Cray, Inc.*	306,451
5,811	NetApp, Inc.	456,105
23,534	Samsung Electronics Co. Ltd.	881,014

		1,643,570

Textiles, Apparel & Luxury Goods – 0.1%
1,027	Hermes International	586,316

Wireless Telecommunication Services – 0.3%
8,359	Millicom International Cellular SA SDR	471,717
16,201	T-Mobile US, Inc.*(f)	1,110,578
57,337	VEON Ltd.	161,117

		1,743,412

TOTAL COMMON STOCKS
(Cost $142,927,094)		$144,065,011

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations(g) – 2.3%
Collateralized Mortgage Obligations – 2.3%
Interest Only(h) – 1.2%
FHLMC REMIC Series 4723, Class KS (-1 X 1M USD LIBOR + 6.150%)
$7,264,213	3.992%	09/15/47	$1,233,348
FHLMC REMIC Series 4729, Class KS (-1 X 1M USD LIBOR + 6.150%)
5,489,588	3.992	11/15/47	932,045
GNMA REMIC Series 2015-16, Class MS (-1X1M LIBOR + 5.600%)
8,065,146	3.435	02/20/45	1,070,051
GNMA REMIC Series 2017-117, Class AS (-1 X 1M LIBOR + 6.200%)
8,671,040	4.035	08/20/47	1,362,259
GNMA REMIC Series 2017-68, Class SA (-1X1M LIBOR + 6.150%)
9,121,502	3.985	05/20/47	1,516,389

			6,114,092

Regular Floater – 1.1%
CHL GMSR Issuer Trust Series 2018-GT1, Class A(a) (1M USD LIBOR + 2.750%)
1,000,000	4.966	05/25/23	1,007,802

Mortgage-Backed Obligations(g) – (continued)
Regular Floater – (continued)
CHL GMSR Issuer Trust Series 2018-GT1, Class B(a) (1M USD LIBOR + 3.500%)
1,000,000	5.716	05/25/23	1,006,510
Impac Secured Assets Trust Series 2006-3, Class A2 (1M USD LIBOR + 0.200%)
2,650,649	2.416	11/25/36	2,275,742
Impac Secured Assets Trust Series 2007-1, Class A3 (1M USD LIBOR + 0.240%)
2,183,315	2.456	03/25/37	1,623,734

			5,913,788

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $12,102,519)			$12,027,880

Asset-Backed Securities – 7.6%
Collateralized Loan Obligations(a)(g) – 4.6%
Atlas Senior Loan Fund V Ltd. Series 2014-1A, Class AR2 (3M USD LIBOR + 1.260%)
$1,900,000	3.599%	07/16/29	$1,904,262
Atrium IX Series 2009A, Class AR (3M USD LIBOR + 1.240%)
1,500,000	3.559	05/28/30	1,502,034
Catamaran CLO Ltd. Series 2013-1A, Class DR (1M USD LIBOR + 2.800%)
1,750,000	5.137	01/27/28	1,725,936
CBAM Ltd. Series 2017-3A, Class A (3M USD LIBOR + 1.230%)
1,900,000	3.566	10/17/29	1,905,223
CIFC Funding Ltd. Series 2017-5A, Class A1 (3M USD LIBOR + 1.180%)
1,500,000	3.516	11/16/30	1,500,421
CVP CLO Ltd. Series 2017-2A, Class D (3M USD LIBOR + 2.650%)
1,000,000	4.998	01/20/31	971,217
Magnetite VII Ltd. Series 2012-7A, Class BR2 (3M USD LIBOR + 1.650%)
816,000	3.989	01/15/28	804,380
Neuberger Berman Loan Advisers CLO 26 Ltd. Series 2017-26A, Class A (3M USD LIBOR + 1.170%)
2,500,000	3.503	10/18/30	2,502,662
Shackleton CLO Ltd. Series 2013-3A, Class DR (3M USD LIBOR + 3.020%)
1,500,000	5.359	07/15/30	1,482,990
Shackleton CLO Ltd. Series 2015-7RA, Class A1 (3M USD LIBOR + 1.170%)
1,275,000	3.509	07/15/31	1,274,902
Venture CLO Ltd. Series 2014-17A, Class DRR (3M USD LIBOR + 2.820%)
2,850,000	5.159	04/15/27	2,829,711
Venture CLO Ltd. Series 2017-30A, Class D (3M USD LIBOR + 3.000%)
1,500,000	5.339	01/15/31	1,494,754
Vibrant CLO VII Ltd. Series 2017-7A, Class A1 (3M USD LIBOR + 1.270%)
1,500,000	3.618	09/15/30	1,500,669

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount		Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations(a)(g) – (continued)
	Voya CLO Ltd. Series 2013-1A, Class CR (3M USD LIBOR + 2.950%)
	$1,500,000	5.289%	10/15/30	$1,489,784
	York CLO-2 Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 1.150%)
	1,404,400	3.497	01/22/31	1,404,268

				24,293,213

Home Equity – 3.0%
	ACE Securities Corp. Home Equity Loan Trust Series 2006-ASAP6, Class A2D(g) (1M USD LIBOR + 0.220%)
	5,483,546	2.436	12/25/36	2,677,177
	Argent Securities Trust Series 2006-M2, Class A2D(g) (1M USD LIBOR + 0.240%)
	2,852,102	2.456	09/25/36	1,169,572
	Countrywide Asset-Backed Certificates Series 2006-22, Class M1(g) (1M USD LIBOR + 0.230%)
	5,565,801	2.446	05/25/47	1,251,793
	JPMorgan Mortgage Acquisition Trust Series 2007-CH1, Class MF2(i)
	1,697,367	4.932	11/25/36	932,195
	Morgan Stanley IXIS Real Estate Capital Trust Series 2006-2, Class A3(g) (1M USD LIBOR + 0.150%)
	6,002,611	2.366	11/25/36	3,007,199
	Morgan Stanley IXIS Real Estate Capital Trust Series 2006-2, Class AFPT(g) (1M USD LIBOR + 0.070%)
	4,400,570	2.286	11/25/36	2,190,208
	Progress Residential Trust Series 2016-SFR2, Class F(a)(g) (1M LIBOR + 4.220%)
	1,300,000	6.510	01/17/34	1,308,311
	Securitized Asset Backed Receivables LLC Trust Series 2006-FR3, Class A3(g) (1M USD LIBOR + 0.250%)
	1,303,684	2.466	05/25/36	836,474
	Securitized Asset Backed Receivables LLC Trust Series 2006-FR4, Class A1(a) (g) (1M USD LIBOR + 0.140%)
	4,981,059	2.356	08/25/36	2,606,421

				15,979,350

Other(e) – 0.0%
	EFIH Intercompany Claim
	105,640	1.000	11/02/26	12,677

	TOTAL ASSET-BACKED SECURITIES
	(Cost $40,649,580)			$40,285,240

Foreign Debt Obligations – 2.9%
	Brazil Notas do Tesouro Nacional
	$427,000	4.875%	01/22/21	433,832
	Ecuador Government International Bond
	216,000	10.750	03/28/22	223,020
	Hellenic Republic Government Bond
EUR	275,277	3.900	01/30/33	283,053
	National Highways Authority of India
INR	40,000,000	7.300	05/18/22	507,134

Foreign Debt Obligations – (continued)
	Republic of Argentina
	$6,144,336	3.750	02/08/19	172,148
	1,250,000	3.875	01/15/22	1,258,304
ARS	4,679,211	42.819 (g)	06/21/20	147,418
	$2,267,000	4.625	01/11/23	1,912,214
	Republic of South Africa
ZAR	39,760,466	10.500	12/21/26	2,864,380
	17,202,189	8.750	02/28/48	1,003,054
	Republic of Turkey
	$654,000	5.625	03/30/21	637,650
	244,000	7.000	06/05/20	245,830
	Russian Federation Bond
	2,200,000	5.250	06/23/47	2,030,600
	3,000,000	4.500	04/04/22	3,025,500
	200,000	5.000	04/29/20	203,200
	Saudi Government International Bond
	600,000	2.375	10/26/21	572,250

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $17,246,669)			$15,519,587

Units	Expiration Date	Value
Warrant*(e) – 0.0%
Specialty Retail – 0.0%
Guitar Center, Inc.
2,837	04/16/25	$—
(Cost $0)

Shares	Distribution Rate	Value
Investment Company(j) – 35.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
187,779,673	2.102%	$187,779,673
(Cost $187,779,673)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(k) – 11.7%
Repurchase Agreements – 11.7%
Joint Repurchase Agreement Account II
$62,100,000	2.220%	11/01/18	$62,100,000
(Cost $62,100,000)

TOTAL INVESTMENTS BEFORE SHORT POSITIONS – 88.0%
(Cost $471,094,586)			$468,470,355

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks Sold Short – (2.5)%
Aerospace & Defense – (0.1)%
4,554	United Technologies Corp.	$(565,652)

Capital Markets – (0.4)%
10,535	CME Group, Inc.	(1,930,433)

Energy Equipment & Services* – (0.3)%
132,836	Transocean Ltd.	(1,462,524)

Entertainment – (0.1)%
6,007	The Walt Disney Co.	(689,784)

Health Care Providers & Services – (0.3)%
5,410	Cigna Corp.	(1,156,712)
8,415	CVS Health Corp.	(609,162)

		(1,765,874)

Oil, Gas & Consumable Fuels – (0.6)%
30,619	Diamondback Energy, Inc.	(3,440,351)

Pharmaceuticals – (0.4)%
9,183	Endocyte, Inc.*	(217,178)
39,550	Takeda Pharmaceutical Co. Ltd.	(1,639,724)

		(1,856,902)

Software* – (0.1)%
5,202	VMware, Inc. Class A	(735,511)

Wireless Telecommunication Services* – (0.2)%
154,879	Sprint Corp.	(947,860)

TOTAL COMMON STOCKS SOLD SHORT
(Cost $(13,718,648))		$(13,394,891)

TOTAL SECURITIES SOLD SHORT – (2.5)%
(Cost $(13,718,648))		$(13,394,891)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 14.5%		77,475,211

NET ASSETS – 100.0%		$532,550,675

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $31,692,402, which represents approximately 6.0% of the Fund’s net assets as of October 31, 2018. The liquidity determination is unaudited.
(b)	Security is currently in default.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Guaranteed by a foreign government until maturity.

(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $15,474,400, which represents approximately 2.9% of net assets as of October 31, 2018.
(g)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on October 31, 2018.
(h)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(i)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on October 31, 2018.
(j)	Represents an affiliated issuer.
(k)	Joint repurchase agreement was entered into on October 31, 2018. Additional information appears on page 58.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Investment Abbreviations:
ADR	—American Depositary Receipt
BP	—British Pound Offered Rate
BUBOR	—Budapest Interbank Offered Rate
CLO	—Collateralized Loan Obligation
CP	—Commercial Paper
ETF	—Exchange Traded Fund
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
GNMA	—Government National Mortgage Association
GP	—General Partnership
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
SDR	—Special Drawing Rights
SPA	—Stand-by Purchase Agreement
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Barclays Bank PLC	BRL	1,751,893	USD	450,561	11/05/18	$19,863
	RUB	34,359,429	USD	486,195	12/19/18	32,115
	TRY	2,896,981	USD	431,226	12/19/18	71,461
	USD	3,930,237	BRL	14,615,417	11/05/18	5,657
	USD	1,283,928	CNH	8,879,500	12/19/18	14,107
	USD	2,360,207	EUR	2,024,804	12/19/18	56,342
	USD	588,803	INR	43,365,336	11/26/18	5,052
	USD	1,084,874	MXN	20,698,183	12/19/18	74,384
	USD	922,221	ZAR	13,402,189	12/19/18	19,367
	ZAR	752,596	USD	49,501	12/19/18	1,198
Deutsche Bank AG (London)	AUD	1,800,000	CAD	1,673,930	11/15/18	3,006
	AUD	400,000	JPY	31,721,260	11/15/18	1,877
	AUD	1,000,000	NZD	1,083,011	11/15/18	1,439
	AUD	1,000,000	USD	707,544	11/15/18	725
	BRL	19,382,706	USD	4,700,000	12/20/18	484,922
	EUR	1,100,000	GBP	962,645	11/15/18	16,134
	EUR	300,000	HUF	97,342,980	11/15/18	288
	EUR	200,000	JPY	25,504,109	11/15/18	525
	EUR	250,000	NOK	2,380,298	11/15/18	954
	EUR	100,000	PLN	431,013	11/15/18	1,039
	HUF	32,604,350	EUR	100,000	11/15/18	451
	INR	179,016,000	USD	2,400,000	11/05/18	17,665
	JPY	144,414,740	AUD	1,800,000	11/15/18	6,364
	JPY	51,610,720	CAD	600,000	11/15/18	2,001
	JPY	565,826,725	CHF	5,000,000	11/15/18	48,865
	JPY	1,163,395,503	EUR	9,000,000	11/15/18	115,744
	JPY	127,645,723	GBP	875,000	11/15/18	13,320
	JPY	12,500,000	USD	110,854	11/15/18	46

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Deutsche Bank AG (London) (continued)	JPY	1,122,382,776	USD	9,926,626	12/20/18	$65,588
	KRW	1,483,560,000	USD	1,300,000	11/05/18	334
	NZD	2,402,186	AUD	2,200,000	11/15/18	9,607
	NZD	1,800,000	JPY	131,220,060	11/15/18	10,594
	NZD	1,300,000	USD	847,743	11/15/18	709
	RUB	6,640,880	USD	100,000	11/15/18	610
	SEK	13,664,525	NOK	12,500,000	11/15/18	11,244
	TRY	616,363	USD	100,000	11/15/18	9,233
	TWD	12,390,400	USD	400,000	11/05/18	380
	USD	2,637,028	AUD	3,700,000	11/15/18	16,432
	USD	5,828,008	AUD	8,000,000	12/20/18	159,633
	USD	8,431,984	CAD	11,000,000	11/15/18	74,012
	USD	3,399,752	CAD	4,411,000	12/20/18	45,421
	USD	3,416,529	CHF	3,375,000	11/15/18	60,999
	USD	1,218,784	CHF	1,210,000	12/20/18	10,983
	USD	310,619	CLP	204,942,012	11/05/18	16,154
	USD	500,000	CLP	341,661,163	11/13/18	9,047
	USD	200,000	CLP	136,574,000	11/26/18	3,714
	USD	200,000	CLP	138,888,000	12/05/18	356
	USD	18,622,000	CLP	12,538,587,720	12/20/18	592,671
	USD	3,700,000	CNH	25,683,563	11/15/18	21,050
	USD	5,460,000	CNH	37,868,024	12/20/18	44,893
	USD	100,000	COP	308,225,510	11/23/18	4,367
	USD	100,000	COP	311,635,000	11/26/18	3,324
	USD	100,000	COP	319,950,000	12/03/18	775
	USD	2,874,446	EUR	2,500,000	11/15/18	39,470
	USD	6,649,499	EUR	5,766,000	12/20/18	88,078
	USD	13,441,564	GBP	10,253,876	11/15/18	326,521
	USD	1,284,965	GBP	984,000	12/20/18	23,852
	USD	200,000	HUF	57,309,940	11/05/18	9
	USD	800,000	HUF	224,865,600	11/15/18	14,800
	USD	800,000	ILS	2,927,827	11/15/18	11,923
	USD	2,400,000	INR	177,513,120	11/05/18	2,632
	USD	2,400,000	INR	177,690,000	11/19/18	5,670
	USD	2,400,000	INR	177,354,000	11/26/18	12,596
	USD	500,000	INR	36,911,250	11/29/18	3,343
	USD	1,900,000	INR	140,348,250	12/03/18	12,635
	USD	106,239	JPY	11,935,622	11/01/18	452
	USD	4,114,131	JPY	462,500,000	11/15/18	10,828
	USD	15,005,562	JPY	1,680,790,681	12/20/18	42,022
	USD	1,300,000	KRW	1,453,595,000	11/05/18	25,930
	USD	1,300,000	KRW	1,483,534,000	11/13/18	25
	USD	788,609	KRW	892,700,711	11/16/18	6,278
	USD	1,200,000	KRW	1,353,730,753	11/19/18	13,511
	USD	1,200,000	KRW	1,361,124,000	11/26/18	6,728
	USD	1,200,000	KRW	1,367,292,000	12/03/18	1,015
	USD	2,363,000	KRW	2,627,656,000	12/20/18	57,364
	USD	563	MXN	11,250	11/01/18	9
	USD	3,169,425	MXN	61,000,000	11/15/18	174,177
	USD	7,201,500	MXN	139,875,027	12/20/18	373,965
	USD	1,300,000	NOK	10,843,490	11/15/18	12,866
	USD	327,274	NZD	500,000	11/15/18	947

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Deutsche Bank AG (London) (continued)	USD	900,000	PLN	3,427,864	11/15/18	$6,396
	USD	1,200,000	RUB	78,758,220	11/15/18	6,800
	USD	1,400,000	SEK	12,666,646	11/15/18	14,169
	USD	2,600,000	SGD	3,585,977	11/15/18	10,330
	USD	400,000	TWD	12,202,000	11/05/18	5,708
	USD	800,000	TWD	24,612,000	11/16/18	4,147
	USD	500,000	TWD	15,430,249	11/19/18	926
	USD	500,000	TWD	15,440,500	11/26/18	309
	USD	500,000	TWD	15,441,000	12/03/18	13
	USD	200,000	ZAR	2,933,094	11/15/18	1,548
	USD	13,794,000	ZAR	199,733,636	12/20/18	340,415
JPMorgan Securities, Inc.	AUD	6,836,180	USD	4,839,231	12/19/18	4,464
	JPY	228,844,635	USD	2,027,822	12/19/18	9,270
	NZD	23,821,502	USD	15,495,778	12/19/18	57,386
	USD	19,094,961	AUD	26,666,028	12/19/18	201,061
	USD	24,743,835	CAD	32,057,700	12/19/18	366,347
	USD	33,078,294	EUR	28,503,848	12/19/18	646,019
	USD	24,313,447	GBP	18,454,516	12/19/18	663,370
	USD	1,548,159	INR	113,836,141	12/19/18	20,827
	USD	24,778,275	JPY	2,768,139,224	12/19/18	137,310
	USD	1,500,000	MXN	29,958,000	11/01/18	25,469
	USD	37,550,981	NOK	310,479,477	12/19/18	632,601
	USD	14,373,909	NZD	21,817,990	12/19/18	128,842
	USD	24,622,803	SEK	220,958,854	12/19/18	358,690
MS & Co. Int. PLC	BRL	64,863,827	USD	15,700,000	12/20/18	1,651,234
	USD	3,800,000	CHF	3,714,956	12/20/18	91,792
	USD	6,100,000	CNH	42,130,128	12/20/18	75,414
	USD	11,795,087	CNH	79,917,300	06/28/19	441,658
	USD	4,484,740	EUR	3,824,000	12/19/18	133,713
	USD	159,546	GBP	122,000	12/19/18	3,198
	USD	8,455,000	JPY	944,690,701	12/20/18	44,722
	USD	4,300,000	MXN	82,015,142	12/20/18	296,703
	USD	114,408	SEK	1,029,000	12/19/18	1,410
	ZAR	71,030,750	USD	4,700,000	12/20/18	84,463
TOTAL						$9,921,411

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Barclays Bank PLC	BRL	14,597,010	USD	3,933,284	11/05/18	$(13,645)
	COP	3,612,185,967	USD	1,172,978	11/23/18	(52,223)
	EUR	455,556	USD	531,646	12/19/18	(13,304)
	INR	74,049,928	USD	1,013,001	12/19/18	(19,479)
	MXN	20,698,183	USD	1,055,572	12/19/18	(45,082)
	USD	429,399	BRL	1,733,486	11/05/18	(36,082)
	USD	442,593	TRY	2,896,981	12/19/18	(60,094)
	USD	3,094,768	ZAR	47,606,044	12/19/18	(112,270)
Deutsche Bank AG (London)	AUD	400,000	JPY	32,016,800	11/15/18	(745)
	AUD	6,400,000	NZD	6,997,647	11/15/18	(34,126)
	AUD	1,500,000	USD	1,065,664	11/15/18	(3,260)

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Deutsche Bank AG (London) (continued)	AUD	3,300,000	USD	2,405,162	12/20/18	$(66,958)
	BRL	12,590,286	USD	3,390,000	12/20/18	(22,068)
	CAD	4,079,362	AUD	4,400,000	11/15/18	(16,822)
	CAD	2,200,000	JPY	190,964,340	11/15/18	(22,645)
	CAD	10,300,000	USD	7,918,363	11/15/18	(92,262)
	CHF	160,347	GBP	125,000	11/15/18	(457)
	CHF	4,500,000	JPY	509,615,400	11/15/18	(47,273)
	CHF	2,375,000	USD	2,401,721	11/15/18	(40,424)
	CHF	1,375,948	USD	1,442,408	12/20/18	(68,958)
	CLP	204,942,000	USD	300,000	11/05/18	(5,535)
	CLP	337,638,525	USD	500,000	11/13/18	(14,827)
	CLP	138,852,000	USD	200,000	11/26/18	(440)
	CLP	14,437,701,600	USD	21,495,000	12/20/18	(734,919)
	CNH	15,247,864	USD	2,200,000	11/15/18	(15,875)
	CNH	21,114,204	USD	3,052,000	12/20/18	(32,678)
	COP	311,498,000	USD	100,000	11/23/18	(3,351)
	COP	319,762,000	USD	100,000	11/26/18	(803)
	EUR	1,000,000	AUD	1,618,907	11/15/18	(12,633)
	EUR	700,000	GBP	622,531	11/15/18	(2,444)
	EUR	8,500,000	JPY	1,099,984,169	11/15/18	(120,153)
	EUR	1,375,000	SEK	14,374,971	11/15/18	(13,500)
	EUR	2,125,000	USD	2,447,716	11/15/18	(37,986)
	EUR	2,999,000	USD	3,472,806	12/20/18	(60,093)
	GBP	1,125,000	AUD	2,081,048	11/15/18	(35,030)
	GBP	125,000	CHF	163,519	11/15/18	(2,696)
	GBP	1,410,631	EUR	1,600,000	11/15/18	(10,141)
	GBP	1,000,000	JPY	148,596,465	11/15/18	(39,316)
	GBP	9,316,376	USD	12,192,530	11/15/18	(276,581)
	GBP	1,975,000	USD	2,602,728	12/20/18	(71,530)
	HUF	57,271,120	USD	200,000	11/15/18	(17)
	INR	177,462,000	USD	2,400,000	11/13/18	(6,681)
	INR	177,102,000	USD	2,400,000	11/19/18	(13,593)
	INR	177,066,000	USD	2,400,000	11/26/18	(16,473)
	INR	36,758,677	USD	500,000	11/29/18	(5,396)
	INR	37,102,696	USD	500,000	12/03/18	(1,054)
	JPY	34,145,960	CAD	400,000	11/15/18	(983)
	JPY	17,956,496	GBP	125,000	11/15/18	(569)
	JPY	278,171,160	NZD	3,800,000	11/15/18	(12,154)
	JPY	625,000,000	USD	5,581,138	11/15/18	(36,134)
	JPY	2,607,711,893	USD	23,314,809	12/20/18	(99,186)
	KRW	1,466,217,735	USD	1,300,000	11/13/18	(15,198)
	KRW	887,541,509	USD	788,609	11/16/18	(10,799)
	KRW	1,361,220,000	USD	1,200,000	11/19/18	(6,946)
	KRW	1,367,292,000	USD	1,200,000	11/26/18	(1,321)
	KRW	2,671,371,500	USD	2,363,000	12/20/18	(19,006)
	MXN	500,000	USD	24,609	11/05/18	(17)
	MXN	46,500,000	USD	2,416,718	11/15/18	(133,456)
	MXN	109,243,762	USD	5,701,500	12/20/18	(369,129)
	NOK	4,748,890	EUR	500,000	11/15/18	(3,298)
	NOK	25,500,000	SEK	27,965,297	11/15/18	(32,749)
	NOK	2,512,025	USD	300,000	11/15/18	(1,820)
	NZD	3,035,272	AUD	2,800,000	11/15/18	(2,168)
	NZD	600,000	JPY	44,478,240	11/15/18	(3,018)

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Deutsche Bank AG (London) (continued)	NZD	1,400,000	USD	919,132	11/15/18	$(5,415)
	PLN	379,492	USD	100,000	11/15/18	(1,071)
	RUB	85,252,340	USD	1,300,000	11/15/18	(8,412)
	SEK	3,631,282	USD	400,000	11/15/18	(2,709)
	TRY	553,054	USD	100,000	11/15/18	(1,987)
	TWD	24,611,200	USD	800,000	11/15/18	(4,238)
	TWD	24,623,829	USD	800,000	11/16/18	(3,765)
	TWD	15,445,000	USD	500,000	11/19/18	(449)
	TWD	15,444,500	USD	500,000	11/26/18	(179)
	USD	8,090,000	BRL	32,130,241	12/20/18	(504,919)
	USD	39,541	CAD	52,000	12/20/18	(2)
	USD	920,140	CHF	924,000	12/20/18	(2,181)
	USD	2,324,127	EUR	2,047,000	12/20/18	(5,258)
	USD	2,400,000	INR	179,322,000	11/13/18	(18,404)
	USD	208,422	JPY	23,552,387	11/02/18	(340)
	USD	3,096,555	JPY	350,000,000	11/15/18	(8,648)
	USD	6,801,885	JPY	767,841,993	12/20/18	(33,968)
	USD	1,500,000	KRW	1,713,225,000	12/20/18	(3,269)
	USD	2,207,114	NZD	3,400,000	11/15/18	(11,913)
	USD	1,300,000	RUB	86,615,920	11/15/18	(12,246)
	USD	800,000	TWD	24,848,588	11/15/18	(3,437)
	USD	945,000	ZAR	14,087,438	12/20/18	(3,897)
	ZAR	1,461,698	USD	100,000	11/15/18	(1,102)
	ZAR	241,997,168	USD	16,639,000	12/20/18	(338,642)
HSBC Bank PLC	MXN	29,969,250	USD	1,500,000	11/01/18	(24,915)
JPMorgan Securities, Inc.	AUD	44,235,922	USD	31,670,083	12/19/18	(327,232)
	BRL	6,440,966	USD	1,726,639	12/04/18	(1,583)
	CAD	45,370,537	USD	34,867,146	12/19/18	(366,235)
	EUR	29,593,503	USD	34,146,475	12/19/18	(474,367)
	GBP	35,638,915	USD	46,695,968	12/19/18	(1,023,513)
	JPY	3,909,433,457	USD	35,014,577	12/19/18	(214,232)
	NOK	109,044,248	USD	13,293,136	12/19/18	(326,942)
	NZD	23,206,869	USD	15,278,746	12/19/18	(126,878)
	SEK	213,941,987	USD	23,802,301	12/19/18	(308,731)
	USD	30,434,731	AUD	43,047,677	12/19/18	(66,199)
	USD	459,843	GBP	361,208	12/19/18	(3,057)
	USD	4,587,735	JPY	518,891,563	12/19/18	(31,247)
	USD	7,788,612	NZD	11,958,991	12/19/18	(19,467)
	USD	1,522,322	SEK	13,874,342	12/19/18	(1,259)
MS & Co. Int. PLC	AUD	4,700,000	USD	3,414,630	12/20/18	(84,461)
	CHF	2,290,248	USD	2,400,000	12/20/18	(113,913)
	CNH	22,927,086	USD	3,308,000	12/20/18	(29,439)
	CNH	79,917,300	USD	11,600,000	06/28/19	(246,570)
	EUR	967,000	USD	1,120,327	12/19/18	(20,054)
	GBP	707,000	USD	927,557	12/19/18	(21,513)
	JPY	2,093,054,760	USD	18,800,000	12/20/18	(166,205)
	MXN	82,001,900	USD	4,300,000	12/20/18	(297,350)
	SEK	1,029,000	USD	116,244	12/19/18	(3,247)
	USD	15,700,000	BRL	64,795,655	12/20/18	(1,632,999)
	USD	73,743	EUR	65,000	12/19/18	(216)
	USD	10,345,000	JPY	1,165,014,279	12/20/18	(26,749)
	USD	8,500,000	ZAR	129,826,050	12/20/18	(244,776)
	ZAR	27,589,900	USD	1,900,000	12/20/18	(41,610)
TOTAL						$(10,271,283)

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At October 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year German Euro-Bund	13	12/06/18	$2,359,741	$(4,014)
10 Year Korea Treasury Bond	36	12/18/18	3,931,868	13,228
10 Year U.K. Long Gilt	42	12/27/18	6,571,509	(19,435)
10 Year U.S. Treasury Notes	415	12/19/18	49,151,562	(2,008)
2 Year German Euro-Schatz	38	12/06/18	4,819,484	1,363
2 Year U.S. Treasury Notes	4	12/31/18	842,625	(1,253)
20 Year U.S. Treasury Long Bond	18	12/19/18	2,486,250	(19,801)
3 Month Euribor Interest Rate	2	03/18/19	567,996	27
3 Month Euribor Interest Rate	10	12/16/19	2,835,732	264
3 Month Euribor Interest Rate	4	12/14/20	1,130,272	1,187
3 Month Euribor Interest Rate	3	12/13/21	844,646	423
3 Month Sterling Interest Rate	284	09/18/19	44,886,048	(22,381)
3 Year Korea Treasury Bond	24	12/18/18	2,289,746	3,448
5 Year German Euro-Bobl	64	12/06/18	9,528,036	3,170
5 Year U.S. Treasury Notes	16	12/31/18	1,798,125	(4,262)
ASX 90 Day Bank Accepted Bills	2	03/07/19	1,409,627	32
Australian 10 Year Government Bonds	474	12/17/18	43,439,067	234,935
Australian 3 Year Government Bonds	368	12/17/18	29,040,196	(2,070)
Brent Crude	3	11/30/18	225,120	(1,823)
Brent Crude Oil Last Day	2	11/30/18	150,080	(2,412)
Brent Crude	1	12/28/18	75,060	(3,071)
Brent Crude	2	01/31/19	150,180	278
Brent Crude	1	10/31/19	73,800	(1,041)
CAC40 Index	5	11/16/18	288,260	999
Canada 10 Year Government Bonds	13	12/18/18	1,304,987	(5,353)
Canadian Canola	1	01/14/19	7,383	(175)
Canadian Dollar	7	12/18/18	531,965	(1,499)
CBOE Volatility Index	29	11/21/18	587,975	4,227
CBOE Volatility Index	28	12/19/18	553,700	(10,546)
CBOE Volatility Index	1	03/19/19	19,675	1,573
CBOE Volatility Index	2	04/17/19	38,950	2,147
Coffee	2	12/18/18	84,525	(4,073)
Copper	1	11/02/18	150,912	(2,303)
Copper	1	11/06/18	150,787	(2,403)
Copper	5	11/15/18	752,062	1,122
Copper	2	11/16/18	300,700	6,219
Copper	2	11/20/18	300,450	394
Copper	1	12/05/18	150,062	610
Copper	1	12/13/18	150,071	(1,145)
Copper	1	12/19/18	150,025	(2,428)
Copper	1	12/21/18	149,975	(5,728)
Copper	1	12/27/18	149,875	(7,353)
Copper	2	01/03/19	299,960	(13,771)
Copper	2	01/08/19	300,060	(11,998)
Copper	2	01/09/19	300,080	(11,998)
Copper	1	01/10/19	150,050	(6,703)
Copper	2	01/18/19	299,650	(11,380)
Copper	1	01/22/19	149,822	(6,568)
Copper	1	01/23/19	149,819	(1,019)
Copper	1	01/24/19	149,816	(5,687)

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Copper	1	01/30/19	$149,803	$(1,010)
Copper	1	01/31/19	149,800	(140)
Crude Oil	4	11/19/18	261,240	(10,756)
Crude Oil	2	12/19/18	130,880	(4,743)
Crude Oil	2	03/29/19	46,289	884
DAX Index	27	12/21/18	8,759,705	(397,463)
DJIA E-Mini Index	10	12/21/18	1,253,850	(6,838)
E-mini Energy Select Sector	3	12/21/18	202,590	(1,058)
E-mini Industrial Select Sector	1	12/21/18	69,920	(5,131)
E-mini Russell 2000 Index	4	12/21/18	302,380	(31,823)
E-mini S&P 500	10	03/18/19	2,500,621	237
E-mini S&P MidCap 400	1	12/21/18	182,480	(23,191)
E-mini Utilities Select Sector	1	12/21/18	54,060	(331)
Euro Buxl 30 Year Bonds	8	12/06/18	1,602,927	2,466
Euro Stoxx 50 Index	8	12/21/18	289,415	1,956
Euro Stoxx 50 Index Dividend	186	12/21/18	2,639,732	(20,000)
Euro Stoxx 50 Index Dividend	56	12/16/22	697,078	(70,962)
Eurodollars	5	12/16/19	1,209,937	(1,095)
French 10 Year Government Bonds	36	12/06/18	6,196,232	(3,445)
FTSE 100 Index	96	12/21/18	8,725,711	(140,397)
FTSE China A50 Index	2	11/29/18	22,345	103
FTSE/MIB Index	1	12/21/18	107,517	(483)
Gasoline RBOB	16	11/30/18	1,176,941	(91,482)
Gasoline RBOB	1	12/31/18	73,597	(2,051)
Hscei	3	11/29/18	193,823	(136)
Italian 10 Year Government Bonds	1	12/06/18	137,776	(1,631)
Japan 10 Year Government Bonds	4	12/13/18	5,339,832	13,382
Kospi 200 Index	5	12/13/18	289,698	666
Lead	1	11/02/18	47,538	(5,302)
Lead	1	11/28/18	47,902	(4,514)
Lead	1	12/19/18	48,075	(2,159)
Lead	2	12/20/18	96,050	(4,143)
Lead	2	12/21/18	96,057	(4,230)
Lead	1	12/24/18	48,039	(3,039)
Lead	1	01/02/19	48,069	(2,259)
Lead	2	01/03/19	96,145	(5,692)
Lead	1	01/04/19	48,076	(2,477)
Lead	1	01/08/19	48,090	(3,250)
Lead	1	01/16/19	48,075	(4,378)
Lead	1	01/18/19	48,075	(2,071)
Live Cattle	1	12/31/18	46,780	(392)
Live Cattle	1	04/30/19	49,340	218
Low Sulphur Gas Oil	1	12/12/18	69,900	1,799
Low Sulphur Gas Oil	1	01/10/19	69,400	299
Mexican Peso	3	12/17/18	73,380	(769)
MSCI Emerging Markets Index	1	12/21/18	47,835	1,784
Natural Gas	14	11/28/18	456,540	(1,394)
Natural Gas	5	12/27/18	165,100	(2,939)
Natural Gas	2	01/29/19	64,200	(1,153)
Natural Gas	7	09/26/19	190,960	3,308

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
New Zealand Dollar	3	12/17/18	$195,690	$(1,364)
Nickel	1	11/01/18	70,140	(13,143)
Nickel	4	11/02/18	274,212	(42,509)
Nickel	1	11/06/18	68,572	(12,705)
Nickel	1	11/07/18	68,577	(14,736)
Nickel	3	11/13/18	205,815	(38,144)
Nickel	1	11/15/18	68,615	(10,108)
Nickel	1	11/16/18	68,619	(11,904)
Nickel	1	12/06/18	68,727	(5,417)
Nickel	1	12/24/18	68,825	(9,598)
Nickel	1	01/02/19	68,872	(6,853)
Nickel	1	01/09/19	68,909	(8,704)
Nickel	1	01/10/19	68,914	(8,518)
Nickel	1	01/11/19	68,920	(6,771)
Nickel	1	01/18/19	68,953	(5,275)
Nikkei 225 Index	7	12/13/18	980,978	(33,007)
Nikkei 225 Mini	18	12/13/18	349,041	(10,333)
NY Harbor ULSD	3	11/30/18	283,676	(484)
NY Harbor ULSD	1	12/31/18	94,437	(1,816)
NY Harbor ULSD	1	01/31/19	94,198	(1,934)
NYMEX Light Sweet E-mini Crude Oil	2	11/16/18	65,310	(3,080)
Nymex Palladium	1	12/27/18	106,850	(5,692)
OMXS 30 Index	3	11/16/18	50,223	(387)
Primary Aluminum	1	11/02/18	48,369	(3,350)
Primary Aluminum	1	11/06/18	48,433	(2,670)
Primary Aluminum	2	11/09/18	96,963	(9,705)
Primary Aluminum	1	11/13/18	48,546	(3,657)
Primary Aluminum	1	11/15/18	48,578	(3,341)
Primary Aluminum	1	11/23/18	48,663	(3,721)
Primary Aluminum	2	11/28/18	97,440	(9,078)
Primary Aluminum	1	11/29/18	48,732	(5,146)
Primary Aluminum	5	11/30/18	243,716	(20,828)
Primary Aluminum	1	12/04/18	48,790	(2,742)
Primary Aluminum	1	12/05/18	48,801	(3,077)
Primary Aluminum	2	12/07/18	97,648	(5,257)
Primary Aluminum	1	12/18/18	48,951	(3,613)
Primary Aluminum	1	12/24/18	48,862	(2,815)
Primary Aluminum	2	12/27/18	97,778	(7,343)
Primary Aluminum	2	12/28/18	97,796	(6,655)
Primary Aluminum	2	01/02/19	97,875	(7,056)
Primary Aluminum	9	01/03/19	440,494	(30,804)
Primary Aluminum	5	01/04/19	244,750	(16,750)
Primary Aluminum	7	01/08/19	343,023	(19,422)
Primary Aluminum	1	01/11/19	48,900	(1,631)
Primary Aluminum	1	01/17/19	48,713	(1,632)
Primary Aluminum	1	01/18/19	48,713	(1,628)
Primary Aluminum	1	01/22/19	48,751	(1,839)
Robusta Coffee	1	01/25/19	16,750	449
S&P 500 E-Mini Index	49	12/21/18	6,642,195	28,445
S&P Toronto Stock Exchange 60 Index	1	12/20/18	135,850	(2,113)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts: (continued)
Sugar No. 11	19	02/28/19	$280,683	$(5,384)
Sugar No. 11	2	04/30/19	29,792	(1,012)
Swiss Franc	2	12/17/18	248,950	(753)
The EURO STOXX Banks Index	1	12/10/18	11,242	(327)
The EURO STOXX Banks Index	2	03/11/19	22,880	(385)
The EURO STOXX Banks Index	1	05/10/19	11,511	(214)
The Tokyo Price Index	23	12/13/18	3,344,973	(151,205)
Tocom Platinum Index	1	08/27/19	13,396	66
U.S. Dollar Index	2	11/19/18	19,994	16
U.S. Dollar Index	4	12/17/18	387,604	8,159
UK Natural Gas	5	11/29/18	135,079	(3,351)
Ultra 10 Year U.S. Treasury Notes	6	12/19/18	750,656	(958)
VSTOXX Index	3	11/21/18	6,575	(171)
VSTOXX Index	3	12/19/18	6,167	163
White Sugar	1	11/15/18	17,785	544
White Sugar	2	02/13/19	35,590	1,779
Yen Denominated Nikkei 225 Index	241	12/13/18	23,248,859	(1,649,305)
Zinc	1	11/01/18	65,062	1,060
Zinc	1	11/06/18	63,719	(584)
Zinc	1	11/15/18	63,719	3,000
Zinc	1	11/16/18	63,694	3,028
Zinc	1	11/20/18	63,677	(2,530)
Zinc	1	11/21/18	63,669	2,916
Zinc	1	12/07/18	63,152	(2,622)
Zinc	2	12/24/18	125,237	(4,086)
Zinc	2	12/28/18	125,129	(5,239)
Zinc	1	01/02/19	62,556	(3,984)
Zinc	1	01/09/19	62,485	(2,699)
Zinc	1	01/11/19	62,456	(3,447)
Total				$(2,974,266)
Short position contracts:
10 Year German Euro-Bund	(32)	12/06/18	(5,808,593)	11,380
10 Year U.K. Long Gilt	(2)	12/27/18	(312,929)	434
10 Year U.S. Treasury Notes	(26)	12/19/18	(3,079,375)	28,775
2 Year German Euro-Schatz	(8)	12/06/18	(1,014,628)	(143)
2 Year U.S. Treasury Notes	(96)	12/31/18	(20,223,000)	28,853
20 Year U.S. Treasury Long Bond	(20)	12/19/18	(2,762,500)	40,727
3 Month Euribor Interest Rate	(84)	12/17/18	(18,600,080)	(7,507)
3 Month Euribor Interest Rate	(396)	09/16/19	(112,384,682)	(34,034)
3 Month Euroyen	(23)	03/18/19	(5,091,860)	(73)
3 Month Sterling Interest Rate	(10)	06/19/19	(1,581,613)	(69)
5 Year U.S. Treasury Notes	(64)	12/31/18	(7,192,500)	32,941
Amsterdam Exchanges Index	(3)	11/16/18	(351,212)	4,071
Australian Dollar	(2)	12/17/18	(141,540)	287
Bank Accept Index	(323)	03/18/19	(59,775,058)	16,324
Bank Accept Index	(1)	06/17/19	(184,806)	502
Bank Accept Index	(1)	12/16/19	(184,502)	227
BIST National-30 Index	(108)	12/31/18	(225,773)	(2,358)
Brent Crude	(1)	12/28/18	(75,060)	1,529

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
British Pound	(1)	12/17/18	$(79,975)	$1,299
Canada 10 Year Government Bonds	(293)	12/18/18	(29,412,397)	41,898
Canadian Canola	(1)	01/14/19	(7,383)	312
CBOE Volatility Index	(1)	11/21/18	(20,275)	423
Chicago SRW Wheat	(23)	12/14/18	(575,575)	1,365
Chicago SRW Wheat	(3)	03/14/19	(77,400)	2,806
Chicago SRW Wheat	(1)	05/14/19	(26,375)	(15)
Cocoa	(3)	12/13/18	(67,020)	(4,317)
Coffee	(1)	03/19/19	(43,669)	(2,027)
Copper	(1)	11/02/18	(150,913)	4,230
Copper	(1)	11/06/18	(150,788)	(2,398)
Copper	(5)	11/15/18	(752,063)	(17,277)
Copper	(2)	11/16/18	(300,700)	(3,815)
Copper	(2)	11/20/18	(300,450)	4,947
Copper	(1)	12/05/18	(150,063)	(3,715)
Copper	(1)	12/13/18	(150,071)	(554)
Copper	(1)	12/21/18	(149,975)	8,035
Copper	(1)	12/27/18	(66,475)	423
Copper	(1)	12/27/18	(149,875)	6,026
Copper	(2)	01/03/19	(299,960)	11,978
Copper	(2)	01/08/19	(300,060)	7,897
Copper	(2)	01/09/19	(300,080)	12,364
Copper	(1)	01/10/19	(150,050)	5,988
Copper	(2)	01/18/19	(299,650)	4,702
Copper	(1)	01/22/19	(149,822)	5,657
Copper	(1)	01/23/19	(149,819)	4,241
Copper	(1)	01/24/19	(149,816)	991
Copper	(3)	01/30/19	(449,410)	3,794
Corn	(21)	12/14/18	(381,413)	2,957
Corn	(4)	03/14/19	(75,150)	367
Cotton No. 2	(2)	12/06/18	(76,860)	5,545
Crude Palm Oil	(6)	02/15/19	(79,149)	2,915
Crude soybean oil	(8)	12/14/18	(134,496)	10,105
Crude soybean oil	(1)	01/14/19	(16,944)	(38)
DAX Index	(1)	12/21/18	(324,434)	2,986
DJIA E-Mini Index	(5)	12/21/18	(626,925)	(9,036)
E-mini Financial Select Sector	(1)	12/21/18	(80,812)	(2,176)
E-mini Russell 2000 Index	(6)	12/21/18	(453,570)	25,451
E-mini Utilities Select Sector	(5)	12/21/18	(270,300)	(1,556)
Euro Buxl 30 Year Bonds	(1)	12/06/18	(200,366)	(613)
Euro FX	(1)	12/17/18	(141,944)	(8)
Euro Stoxx 50 Index	(47)	12/21/18	(1,700,312)	31,169
Euro Stoxx 50 Index Dividend	(56)	12/18/20	(763,678)	45,158
Eurodollars	(15)	03/18/19	(3,641,438)	4,580
Eurodollars	(2,187)	09/16/19	(529,609,388)	283,801
Eurodollars	(28)	12/16/19	(6,775,650)	2,409
Eurodollars	(9)	12/14/20	(2,177,888)	3,512
Eurodollars	(3)	12/13/21	(726,225)	1,796
Eurodollars	(2)	12/19/22	(484,025)	385
FTSE 100 Index	(5)	12/21/18	(454,464)	(1,549)

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
FTSE China A50 Index	(6)	11/29/18	$(67,035)	$(1,251)
FTSE/JSE Top 40 Index	(5)	12/20/18	(157,238)	7,905
FTSE/MIB Index	(9)	12/21/18	(967,652)	24,309
Gasoline RBOB	(1)	11/30/18	(73,559)	3,762
Gasoline RBOB	(1)	01/31/19	(74,033)	6,412
Gold 100 Oz	(12)	12/27/18	(1,458,000)	15,671
Hang Seng Index	(7)	11/29/18	(1,111,822)	(3,502)
Hscei	(3)	11/29/18	(193,823)	(1,610)
IBEX 35 Index	(2)	11/16/18	(201,304)	(579)
Italian 10 Year Government Bonds	(8)	12/06/18	(1,102,205)	6,316
Japan 10 Year Government Bonds	(6)	12/13/18	(8,009,749)	(2,047)
Kospi 200 Index	(8)	12/13/18	(463,516)	21,768
Lead	(1)	11/02/18	(47,537)	4,960
Lead	(1)	11/28/18	(47,902)	2,162
Lead	(1)	12/19/18	(48,075)	3,510
Lead	(2)	12/20/18	(96,050)	4,395
Lead	(1)	12/21/18	(48,028)	2,856
Lead	(1)	12/24/18	(48,039)	2,178
Lead	(1)	01/02/19	(48,069)	2,065
Lead	(2)	01/03/19	(96,145)	5,593
Lead	(1)	01/04/19	(48,076)	2,066
Lead	(1)	01/08/19	(48,090)	1,445
Lead	(1)	01/18/19	(48,075)	1,722
Lead	(1)	01/29/19	(48,094)	1,403
Lead	(1)	01/31/19	(48,100)	(515)
Lean Hogs	(1)	12/14/18	(23,380)	(622)
Lean Hogs	(1)	02/14/19	(26,130)	(632)
Live Cattle	(4)	12/31/18	(187,120)	691
Low Sulphur Gas Oil	(10)	12/12/18	(699,000)	(1,284)
Mini FTSE/MIB Index	(3)	12/21/18	(64,510)	3,374
Mini H-shares Index	(4)	11/29/18	(51,686)	(421)
Mini MSCI EAFE Index	(6)	12/21/18	(543,750)	4,532
Mini Tokyo Price Index	(2)	12/13/18	(29,087)	(530)
Mini-Hang Seng Index	(6)	11/29/18	(190,598)	(416)
MSCI Emerging Markets Index	(6)	12/21/18	(287,010)	13,092
MSCI Singapore Index	(16)	11/29/18	(396,203)	(4,061)
MSCI Taiwan Index	(1)	11/29/18	(36,490)	(1,441)
Nasdaq 100 E-Mini Index	(4)	12/21/18	(558,040)	(10,553)
Natural Gas	(4)	12/27/18	(132,080)	(457)
Nickel	(1)	11/01/18	(70,140)	3,765
Nickel	(4)	11/02/18	(274,212)	56,254
Nickel	(1)	11/06/18	(68,572)	13,535
Nickel	(1)	11/07/18	(68,577)	12,695
Nickel	(3)	11/13/18	(205,815)	37,356
Nickel	(1)	11/15/18	(68,615)	12,707
Nickel	(1)	11/16/18	(68,619)	12,702
Nickel	(1)	12/05/18	(68,721)	6,216
Nickel	(1)	12/06/18	(68,727)	6,481
Nickel	(1)	12/24/18	(68,825)	6,826
Nickel	(1)	01/02/19	(68,872)	5,705

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
Nickel	(1)	01/09/19	$(68,909)	$6,748
Nickel	(1)	01/10/19	(68,914)	5,181
Nickel	(2)	01/11/19	(137,840)	13,475
Nickel	(1)	01/18/19	(68,953)	4,484
Nikkei 225 Index	(2)	12/13/18	(387,823)	(2,307)
Nikkei 225 Index	(208)	12/13/18	(22,666,800)	1,537,929
Nikkei 225 Mini	(34)	12/13/18	(659,299)	(3,420)
NY Harbor ULSD	(9)	11/30/18	(851,029)	15,323
Nymex Palladium	(1)	12/27/18	(106,850)	(7,712)
OMXS 30 Index	(192)	11/16/18	(3,214,285)	(41,566)
Primary Aluminum	(1)	11/02/18	(48,369)	2,316
Primary Aluminum	(1)	11/06/18	(48,433)	3,456
Primary Aluminum	(2)	11/09/18	(96,963)	8,087
Primary Aluminum	(1)	11/13/18	(48,546)	3,858
Primary Aluminum	(1)	11/15/18	(48,578)	2,131
Primary Aluminum	(1)	11/23/18	(48,662)	3,435
Primary Aluminum	(2)	11/28/18	(97,440)	7,342
Primary Aluminum	(2)	11/29/18	(97,463)	7,332
Primary Aluminum	(5)	11/30/18	(243,716)	22,620
Primary Aluminum	(1)	12/04/18	(48,789)	3,045
Primary Aluminum	(1)	12/05/18	(48,801)	2,720
Primary Aluminum	(2)	12/07/18	(97,648)	5,915
Primary Aluminum	(1)	12/18/18	(48,951)	2,296
Primary Aluminum	(1)	12/24/18	(48,862)	1,936
Primary Aluminum	(2)	12/27/18	(97,778)	6,126
Primary Aluminum	(2)	12/28/18	(97,796)	5,751
Primary Aluminum	(2)	01/02/19	(97,875)	4,658
Primary Aluminum	(9)	01/03/19	(440,494)	41,101
Primary Aluminum	(5)	01/04/19	(244,750)	27,552
Primary Aluminum	(7)	01/08/19	(343,023)	15,579
Primary Aluminum	(2)	01/11/19	(97,800)	3,694
Primary Aluminum	(1)	01/17/19	(48,712)	1,760
Primary Aluminum	(1)	01/29/19	(48,818)	991
Primary Aluminum	(1)	01/31/19	(48,837)	135
S&P 500 E-Mini Index	(141)	12/21/18	(19,113,255)	1,109,033
S&P Toronto Stock Exchange 60 Index	(8)	12/20/18	(1,086,802)	(11,194)
SET50 Index	(2)	12/27/18	(13,262)	(129)
Short Euro-BTP	(10)	12/06/18	(1,237,874)	(14,117)
Silver	(13)	12/27/18	(928,330)	21,158
Silver	(1)	03/27/19	(71,995)	703
Soybean	(10)	01/14/19	(425,875)	4,342
Soybean	(1)	03/14/19	(43,250)	423
Soybean	(3)	11/14/19	(135,562)	1,369
Soybean Meal	(7)	12/14/18	(214,480)	575
Soybean Meal	(1)	01/14/19	(30,820)	(72)
SPI 200 Index	(25)	12/20/18	(2,566,159)	(18,220)
STOXX 600 Banks Index	(10)	12/21/18	(204,217)	(4,037)
STOXX 600 Banks Index	(4)	12/21/18	(32,620)	1,057
The EURO STOXX Banks Index	(2)	12/10/18	(22,483)	875
The Tokyo Price Index	(4)	12/13/18	(581,734)	(2,706)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts: (continued)
TOCOM Gold	(2)	08/27/19	$(78,344)	$(551)
TOCOM Gold Mini	(3)	08/26/19	(11,752)	(10)
TOCOM Kerosene	(1)	03/25/19	(30,168)	801
TOCOM Rubber	(1)	04/22/19	(7,223)	(63)
Ultra 10 Year U.S. Treasury Notes	(145)	12/19/18	(18,140,859)	25,413
Ultra Long U.S. Treasury Bonds	(5)	12/19/18	(746,094)	32,433
Wheat	(5)	12/14/18	(123,312)	6,089
Wheat	(1)	03/14/19	(25,900)	1,248
WIG20 Index	(4)	12/21/18	(44,637)	(1)
Zinc	(1)	11/01/18	(65,062)	271
Zinc	(1)	11/06/18	(63,719)	(3,026)
Zinc	(1)	11/15/18	(63,719)	(4,197)
Zinc	(1)	11/16/18	(63,694)	(4,159)
Zinc	(1)	11/20/18	(63,677)	(3,025)
Zinc	(1)	11/21/18	(63,669)	(3,070)
Zinc	(1)	12/04/18	(63,258)	(3,692)
Zinc	(1)	12/07/18	(63,152)	(2,939)
Zinc	(1)	12/24/18	(62,619)	916
Zinc	(1)	12/27/18	(62,569)	1,266
Zinc	(2)	12/28/18	(125,129)	5,367
Zinc	(1)	01/02/19	(62,556)	3,053
Zinc	(1)	01/09/19	(62,485)	4,512
Zinc	(2)	01/11/19	(124,912)	6,257
Total				$3,775,716
TOTAL FUTURES CONTRACTS				$801,450

SWAP CONTRACTS — At October 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date		Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.04%(a)	3M NZDOR	10/19/20	NZD	57,300		$(24,516)	$(1,496)	$(23,020)
1M BID Avg(b)	8.345%	01/04/21	BRL	20,149		24,678	—	24,678
3M SHIBOR(c)	3.130	08/08/23	CNY	52,300		28,647	(1,973)	30,620
Mexico Interbank TIIE 28 Days(d)	7.890	09/13/23	MXN	11,385		(21,100)	—	(21,100)
Mexico Interbank TIIE 28 Days(d)	7.910	09/13/23		10,108		(18,328)	—	(18,328)
Mexico Interbank TIIE 28 Days(d)	7.945	09/13/23		15,365		(26,781)	—	(26,781)
	Mexico Interbank
7.890(d)	TIIE 28 Days	09/13/23		4,841		10,048	4,641	5,407
Mexico Interbank TIIE 28 Days(d)	8.067	12/13/25		20,038	(f)	(31,313)	—	(31,313)
6M BUBOR(e)	3.420	12/19/28	HUF	178,232	(f)	(6,961)	—	(6,961)
6M BUBOR(e)	3.430	12/19/28		235,521	(f)	(9,908)	—	(9,908)
1.318(a)	6M GBP	08/30/67	GBP	1,681		250,555	—	250,555
TOTAL						$175,021	$1,172	$173,849

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

(a)	Payments made semi-annually.
(b)	Payments made at maturity.
(c)	Payments made quarterly.
(d)	Payments made monthly.
(e)	Payments made annually.
(f)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2018.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund (%)(a)	Credit Spread at October 31, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
Republic of Korea, 7.125%, 04/16/19	(1.000)%	0.325%	12/20/22	$1,405	$(38,611)	$152	$(38,763)
Republic of South Africa, 5.500%, 03/09/20	(1.000)	2.004	06/20/22	2,020	65,529	218	65,311
Republic of South Africa, 5.500%, 03/09/20	(1.000)	2.092	12/20/22	238	9,475	345	9,130
Republic of Turkey, 11.875%, 01/15/30	(1.000)	3.630	06/20/22	2,652	221,676	1,356	220,320
Republic of Turkey, 11.875%, 01/15/30	(1.000)	3.781	06/20/23	280	30,455	39,744	(9,289)
United Mexican States, 4.150%, 03/28/27	(1.000)	1.323	06/20/23	1,227	15,330	2,076	13,254
TOTAL					$303,854	$43,891	$259,963

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Novus Barclays Public Ownership HF Conviction	1M USD LIBOR	Barclays Bank PLC	05/11/19	$36		$(137,769)	$—	$(137,769)
Edenred SA	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	4		8,040	—	8,040
Guidewire Software, Inc.	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	—	*	(190)	—	(190)
iShares PHLX Semiconductor ETF	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	1,156		36,617	—	36,617
iShares S&P NA Technology-Multimedia Networking ETF	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	348		(3,424)	—	(3,424)
iShares S&P NA Technology-Software ETF	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	345		(2,698)	—	(2,698)
iShares U.S. Technology ETF	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	327		1,814	—	1,814
2U, Inc.	1.890%	JPMorgan Securities, Inc.	09/08/20 - 10/15/20	4		(15)	—	(15)
3-D Systems Corp.	0.890	JPMorgan Securities, Inc.	10/01/20	7		33,170	—	33,170
AAK AB	1.690	JPMorgan Securities, Inc.	10/16/20 - 10/26/20	18		2,670	—	2,670
AAON Co., Inc.	1.890	JPMorgan Securities, Inc.	08/24/20 - 09/18/20	5		(13,552)	—	(13,552)
ABIOMED, Inc.	2.680	JPMorgan Securities, Inc.	07/09/20 - 07/31/20	—	*	(11,151)	—	(11,151)
Accenture PLC	1M USD LIBOR	JPMorgan Securities, Inc.	11/23/18	960		54,212	—	54,212
Adient PLC	1.890	JPMorgan Securities, Inc.	01/31/20 - 10/15/20	8		8,391	—	8,391
Advanced Disposal Services, Inc.	2.680	JPMorgan Securities, Inc.	10/15/20 - 10/26/20	4		4,981	—	4,981
Advanced Micro Devices, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	2		(15,788)	—	(15,788)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Aerie Pharmaceuticals, Inc.	1.890%	JPMorgan Securities, Inc.	04/23/20 - 10/15/20	$5		$(3,056)	$—	$(3,056)
Aerovironment Co., Inc.	2.680	JPMorgan Securities, Inc.	09/18/20 - 10/15/20	2		(2,811)	—	(2,811)
Afterpay Touch Group Ltd.	(3.560)	JPMorgan Securities, Inc.	10/26/20	16		1,352	—	1,352
Aggreko PLC	2.655	JPMorgan Securities, Inc.	09/21/20 - 10/26/20	27		5,106	—	5,106
Air France – KLM	1.840	JPMorgan Securities, Inc.	06/26/20 - 08/03/20	15		(6,683)	—	(6,683)
Aker ASA Class A	2.680	JPMorgan Securities, Inc.	06/26/20 - 10/26/20	4		(27,291)	—	(27,291)
Aker BP ASA	2.680	JPMorgan Securities, Inc.	02/10/20 - 03/30/20	9		(39,805)	—	(39,805)
Albemarle Corp	1.890	JPMorgan Securities, Inc.	10/26/20	3		(11,472)	—	(11,472)
Alcoa Corp.	1.890	JPMorgan Securities, Inc.	10/26/20	6		11,836	—	11,836
Alliance Data Systems Corp.	2.680	JPMorgan Securities, Inc.	10/01/20 - 10/15/20	1		(7,592)	—	(7,592)
Almirall SA	2.680	JPMorgan Securities, Inc.	10/02/20	12		(646)	—	(646)
Alta Mesa Resources, Inc. Class A	1.890	JPMorgan Securities, Inc.	03/16/20	44		27,072	—	27,072
Altium Ltd.	2.680	JPMorgan Securities, Inc.	06/26/20 - 07/20/20	12		(2,145)	—	(2,145)
Altran Technologies SA	1.440	JPMorgan Securities, Inc.	02/03/20 - 10/16/20	30		(50,172)	—	(50,172)
Alumina Ltd.	2.680	JPMorgan Securities, Inc.	06/26/20 - 10/16/20	152		(8,349)	—	(8,349)
Ambu A/S	1.690	JPMorgan Securities, Inc.	02/24/20 - 10/16/20	7		(1,964)	—	(1,964)
Amcor Ltd.	1.690	JPMorgan Securities, Inc.	08/13/20 - 10/16/20	8		656	—	656
Amedisys, Inc.	2.680	JPMorgan Securities, Inc.	04/23/20 - 10/26/20	3		(8,011)	—	(8,011)
Amer Sports Corp. Class A	2.680	JPMorgan Securities, Inc.	06/12/20	7		(14,867)	—	(14,867)
American Eagle Outfitters, Inc.	2.680	JPMorgan Securities, Inc.	07/20/20 - 10/15/20	12		26,436	—	26,436
American Equity Life Holding Co.	2.680	JPMorgan Securities, Inc.	10/01/20 - 10/26/20	9		(14,733)	—	(14,733)
AMP Ltd.	1.690	JPMorgan Securities, Inc.	05/04/20 - 10/16/20	134		54,467	—	54,467
ANDRITZ AG	2.680	JPMorgan Securities, Inc.	08/24/20 - 10/16/20	5		(11,424)	—	(11,424)
ANGI Homeservices, Inc. Class A	0.640	JPMorgan Securities, Inc.	08/10/20 - 10/15/20	10		(2,608)	—	(2,608)
Anheuser Busch Inbev SA	1.740	JPMorgan Securities, Inc.	09/21/20 - 10/26/20	3		38,614	—	38,614
Antero Midstream GP LP	0.740	JPMorgan Securities, Inc.	08/10/20 - 10/01/20	17		32,748	—	32,748
Ap Moeller – Maersk A/S Class B	1.690	JPMorgan Securities, Inc.	07/20/20 - 10/26/20	—	*	1,384	—	1,384
Appfolio, Inc. Class A	2.680	JPMorgan Securities, Inc.	06/11/20	3		(19,173)	—	(19,173)
Appian Corp. Class A	(0.410)	JPMorgan Securities, Inc.	06/11/20 - 08/24/20	1		(2,744)	—	(2,744)
Aqua America, Inc.	1.890	JPMorgan Securities, Inc.	01/31/20	9		36,884	—	36,884
Arch Capital Group Ltd.	1.890	JPMorgan Securities, Inc.	07/31/20 - 10/26/20	11		(10,919)	—	(10,919)
Ares Managment LP	1.890	JPMorgan Securities, Inc.	10/26/20	14		1,781	—	1,781
Aristocrat Leisure Ltd.	2.680	JPMorgan Securities, Inc.	07/10/20 - 10/02/20	14		(7,498)	—	(7,498)
Aryzta AG	1.840	JPMorgan Securities, Inc.	04/29/19 - 02/03/20	16		13,550	—	13,550
Asgn, Inc.	2.680	JPMorgan Securities, Inc.	10/15/20	4		10,155	—	10,155
ASM International NV	1.840	JPMorgan Securities, Inc.	05/29/20 - 10/16/20	6		19,240	—	19,240
ASM Pacific Technology Ltd.	1.690	JPMorgan Securities, Inc.	10/27/20	8		6,127	—	6,127
ASOS PLC	1.890	JPMorgan Securities, Inc.	07/10/20 - 10/16/20	3		(17,774)	—	(17,774)
Aspen Technology, Inc.	2.680	JPMorgan Securities, Inc.	10/01/20 - 10/15/20	3		(44,738)	—	(44,738)
ASR Nederland NV	2.680	JPMorgan Securities, Inc.	06/12/20	3		931	—	931
AT Home Group Co., Inc.	1.890	JPMorgan Securities, Inc.	09/18/20	5		(613)	—	(613)
Atento SA	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	15		(22,837)	—	(22,837)
Atos SE	2.680	JPMorgan Securities, Inc.	06/22/20 - 10/26/20	3		(63,782)	—	(63,782)
Autogrill SpA	2.680	JPMorgan Securities, Inc.	06/17/19 - 11/12/19	27		1,292	—	1,292

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Autoliv Co., Inc.	1.490%	JPMorgan Securities, Inc.	09/18/20 - 10/15/20	$4		$(10,112)	$—	$(10,112)
Avalara Co., Inc.	(0.310)	JPMorgan Securities, Inc.	09/18/20 - 10/15/20	5		(4,362)	—	(4,362)
AXA Equitable Holdings Co., Inc.	2.680	JPMorgan Securities, Inc.	10/01/20 - 10/26/20	14		(3,673)	—	(3,673)
Axogen, Inc.	1.890	JPMorgan Securities, Inc.	06/25/20	3		(15,619)	—	(15,619)
AXOS Financial Co., Inc	1.890	JPMorgan Securities, Inc.	09/08/20 - 10/15/20	8		30,704	—	30,704
Bakkafrost PF Navne Aktier	2.680	JPMorgan Securities, Inc.	08/24/20 - 10/16/20	5		(20,630)	—	(20,630)
Banca Generali SpA	2.680	JPMorgan Securities, Inc.	10/02/20 - 10/26/20	13		(42,647)	—	(42,647)
Banca Mediolanum SpA	2.680	JPMorgan Securities, Inc.	10/16/20 - 10/26/20	49		(21,888)	—	(21,888)
Banco BPM SpA	1.390	JPMorgan Securities, Inc.	06/26/20 - 10/16/20	110		28,188	—	28,188
Bank Leumi Le-Israel BM	3.280	JPMorgan Securities, Inc.	12/17/18 - 07/27/20	54		(8,194)	—	(8,194)
Bank Ozk Co.	1.890	JPMorgan Securities, Inc.	08/24/20 - 10/15/20	8		70,701	—	70,701
Bankia SA	1.690	JPMorgan Securities, Inc.	06/26/20 - 10/26/20	89		45,358	—	45,358
Bausch Health Co., Inc.	2.730	JPMorgan Securities, Inc.	10/15/20	9		(10,017)	—	(10,017)
BBA Aviation PLC	1.890	JPMorgan Securities, Inc.	08/03/20 - 10/26/20	88		29,897	—	29,897
BCA Marketplace	2.655	JPMorgan Securities, Inc.	06/22/20	107		913	—	913
Beach Petroleum Ltd.	2.680	JPMorgan Securities, Inc.	06/22/20	215		(12,541)	—	(12,541)
Best Buy Co., Inc.	2.680	JPMorgan Securities, Inc.	10/01/20 - 10/15/20	4		(2,785)	—	(2,785)
BGC Partners, Inc. Class A	1.890	JPMorgan Securities, Inc.	05/29/20 - 10/01/20	25		4,702	—	4,702
BIO Rad Laboratories, Inc. Class A	2.680	JPMorgan Securities, Inc.	02/10/20	—	*	(399)	—	(399)
BJ’S Wholesale Club Holdings Co., Inc.	2.680	JPMorgan Securities, Inc.	10/01/20 - 10/26/20	10		(17,439)	—	(17,439)
BlackBerry Ltd.	2.680	JPMorgan Securities, Inc.	10/15/20	2		(438)	—	(438)
Block H&R, Inc.	2.680	JPMorgan Securities, Inc.	10/15/20	11		5,856	—	5,856
Bloom Energy Corp. Class A	(6.510)	JPMorgan Securities, Inc.	10/26/20	6		(1,824)	—	(1,824)
Blue Prism Group PLC	(6.010)	JPMorgan Securities, Inc.	09/08/20	6		8,256	—	8,256
BORR Drilling Ltd.	0.340	JPMorgan Securities, Inc.	10/02/20	60		34,585	—	34,585
Bpost SA	1.740	JPMorgan Securities, Inc.	08/24/20 - 10/16/20	19		(9,365)	—	(9,365)
Brady Corp. Class A	2.680	JPMorgan Securities, Inc.	10/01/20 - 10/15/20	7		1,935	—	1,935
Brembo SpA	1.840	JPMorgan Securities, Inc.	04/14/20 - 10/16/20	25		10,066	—	10,066
Broadcom, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	1		(10,669)	—	(10,669)
Broadridge Financial Solutions, Inc.	2.680	JPMorgan Securities, Inc.	10/15/20	2		2,596	—	2,596
BRP, Inc./CA Sub Voting	2.730	JPMorgan Securities, Inc.	10/17/19 - 10/30/19	6		(11,550)	—	(11,550)
Bruker Corp.	2.680	JPMorgan Securities, Inc.	10/01/20	9		4,588	—	4,588
BT Group PLC	2.655	JPMorgan Securities, Inc.	10/02/20	96		(5,888)	—	(5,888)
BTG PLC	2.655	JPMorgan Securities, Inc.	05/10/19 - 08/17/20	43		(6,945)	—	(6,945)
Burberry Group PLC	2.655	JPMorgan Securities, Inc.	04/14/20 - 10/26/20	13		1,836	—	1,836
Burlington Stores, Inc.	2.680	JPMorgan Securities, Inc.	09/18/20 - 10/15/20	2		40,123	—	40,123
Buzzi Unicem SpA	1.840	JPMorgan Securities, Inc.	06/26/20 - 10/26/20	16		11,360	—	11,360
CACI International, Inc. Class A	2.680	JPMorgan Securities, Inc.	12/05/18 - 12/24/18	2		4,356	—	4,356
Cactus, Inc. Class A	2.680	JPMorgan Securities, Inc.	07/20/20 - 09/08/20	6		(21,790)	—	(21,790)
Cadence Design Systems, Inc.	2.680	JPMorgan Securities, Inc.	10/01/20	6		34,208	—	34,208
CAE Co., Inc.	1.890	JPMorgan Securities, Inc.	10/01/20	10		8,690	—	8,690
California Resources Corp.	2.680	JPMorgan Securities, Inc.	10/01/20	3		(23,494)	—	(23,494)
Caltex Australia Ltd.	2.680	JPMorgan Securities, Inc.	10/02/20	5		(4,179)	—	(4,179)
Cambrex Corp.	2.680	JPMorgan Securities, Inc.	10/01/20	4		(28,723)	—	(28,723)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Canada Goose Holdings, Inc.	0.990%	JPMorgan Securities, Inc.	10/01/20 - 10/15/20	$4		$(30,396)	$—	$(30,396)
Canadian Tire Ltd. Class A	1.890	JPMorgan Securities, Inc.	09/08/20 - 10/15/20	3		(2,838)	—	(2,838)
Canadian Utilities Ltd. Class A	1.890	JPMorgan Securities, Inc.	06/22/20	14		(17,390)	—	(17,390)
Capita PLC	1.890	JPMorgan Securities, Inc.	06/26/20 - 10/16/20	144		80	—	80
Carrefour SA	2.680	JPMorgan Securities, Inc.	08/24/20 - 10/16/20	16		20,336	—	20,336
Carvana Co. Class A	0.940	JPMorgan Securities, Inc.	05/18/20	4		21,835	—	21,835
Cavco Industries, Inc.	2.680	JPMorgan Securities, Inc.	08/24/20	—	*	(2,448)	—	(2,448)
CCL Industries, Inc. Class B	1.690	JPMorgan Securities, Inc.	08/10/20 - 10/15/20	7		(3,431)	—	(3,431)
Central Garden & Pet Co. Class A	2.680	JPMorgan Securities, Inc.	07/20/20 - 09/08/20	6		(8,931)	—	(8,931)
CF Industries Holding, Inc.	2.680	JPMorgan Securities, Inc.	03/06/20 - 06/11/20	7		(21,764)	—	(21,764)
CGG ACT	2.680	JPMorgan Securities, Inc.	08/13/20 - 10/02/20	80		(8,632)	—	(8,632)
Challenger Ltd.	1.690	JPMorgan Securities, Inc.	08/13/20 - 10/16/20	39		4,937	—	4,937
Chemed Corp.	2.681	JPMorgan Securities, Inc.	10/26/20	—	*	1,045	—	1,045
CHR. Hansen Holding A/S	1.690	JPMorgan Securities, Inc.	03/16/20 - 05/18/20	3		(28,201)	—	(28,201)
Cia de Distribucion Integral Logista Holdings SA	2.680	JPMorgan Securities, Inc.	08/24/20	—	*	(4)	—	(4)
Cimpress NV	1.890	JPMorgan Securities, Inc.	09/08/20 - 10/15/20	2		(23,848)	—	(23,848)
Cirrus Logic, Inc.	2.680	JPMorgan Securities, Inc.	09/08/20 - 10/15/20	8		20,823	—	20,823
Clean Harbors, Inc.	2.680	JPMorgan Securities, Inc.	07/31/20 - 10/26/20	4		8,967	—	8,967
Clearway Energy, Inc. Class A	2.680	JPMorgan Securities, Inc.	10/15/20	—	*	43	—	43
CNP Assurances Act	2.680	JPMorgan Securities, Inc.	06/26/20 - 08/13/20	9		(5,129)	—	(5,129)
Coca Cola Amatil Ltd.	1.690	JPMorgan Securities, Inc.	09/21/20 - 10/02/20	40		(837)	—	(837)
Cogent Communications Holdings Co.	1.890	JPMorgan Securities, Inc.	09/18/20	1		(2,824)	—	(2,824)
Cognex Corp	1.890	JPMorgan Securities, Inc.	09/18/20 - 10/15/20	4		3,751	—	3,751
Coherent, Inc.	1.890	JPMorgan Securities, Inc.	07/20/20 - 10/26/20	1		12,567	—	12,567
Columbia BKG System, Inc.	1.890	JPMorgan Securities, Inc.	07/09/20 - 10/01/20	7		4,152	—	4,152
Comfort System USA, Inc.	2.680	JPMorgan Securities, Inc.	08/10/20 - 10/01/20	5		3,977	—	3,977
Commvault Systems, Inc.	2.680	JPMorgan Securities, Inc.	10/15/20	4		(5,254)	—	(5,254)
Computacenter	2.655	JPMorgan Securities, Inc.	07/10/20	11		(13,993)	—	(13,993)
Constellation Software, Inc.	2.730	JPMorgan Securities, Inc.	06/29/20 - 10/01/20	—	*	3,374	—	3,374
Consumer Discretionary Select Sector SPDR Fund	1M USD LIBOR	JPMorgan Securities, Inc.	11/23/18	1,455		46,938	—	46,938
Corcept Therapeutics, Inc.	2.680	JPMorgan Securities, Inc.	05/29/20 - 06/11/20	16		(19,196)	—	(19,196)
Core Laboratories NV	1.140	JPMorgan Securities, Inc.	01/21/20 - 10/26/20	3		63,789	—	63,789
CoreLogic, Inc.	2.680	JPMorgan Securities, Inc.	10/01/20	6		(25,088)	—	(25,088)
Coty, Inc. Class A	1.890	JPMorgan Securities, Inc.	07/31/20 - 10/15/20	5		3,046	—	3,046
Criteo SA ADS	2.680	JPMorgan Securities, Inc.	07/09/20 - 07/31/20	3		2,810	—	2,810
CTS Eventim AG & Co. KGaA	2.680	JPMorgan Securities, Inc.	12/04/19	6		(12,438)	—	(12,438)
Cyberark Software Ltd.	2.680	JPMorgan Securities, Inc.	08/13/20	1		478	—	478
Dana Holding Corp.	1.890	JPMorgan Securities, Inc.	10/15/20	12		13,109	—	13,109
Davide Campari-Milano SpA	1.840	JPMorgan Securities, Inc.	03/30/20	40		(6,880)	—	(6,880)
Deckers Outdoor Corp.	2.680	JPMorgan Securities, Inc.	02/10/20 - 10/15/20	3		65,817	—	65,817
Dentsply Sirona, Inc.		JPMorgan Securities, Inc.	07/09/20 - 10/15/20	6		6,443	—	6,443
Deutsche Bank AG	1.840	JPMorgan Securities, Inc.	06/26/20 - 10/16/20	26		30,342	—	30,342
Deutsche Lufthansa	2.680	JPMorgan Securities, Inc.	07/11/19 - 10/26/20	14		(23,629)	—	(23,629)

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Dick’s Sporting Goods, Inc.	2.680%	JPMorgan Securities, Inc.	06/11/20 - 10/15/20	$9		$17,440	$—	$17,440
Distribuidora Internacional de Alimentacion SA	1.690	JPMorgan Securities, Inc.	06/12/20	7		9,630	—	9,630
DNA Oyj NPV	2.680	JPMorgan Securities, Inc.	08/24/20	4		(7,673)	—	(7,673)
DNO ASA Class A	2.680	JPMorgan Securities, Inc.	04/24/20 - 05/18/20	145		7,174	—	7,174
Dominion Energy, Inc.	1.890	JPMorgan Securities, Inc.	09/18/20 - 10/15/20	4		1,679	—	1,679
Domino’s Pizza Enterprises Ltd.	1.690	JPMorgan Securities, Inc.	12/05/18 - 10/19/20	8		(10,733)	—	(10,733)
Domino’S Pizza Group PLC	1.890	JPMorgan Securities, Inc.	04/24/20	73		(7,813)	—	(7,813)
Domtar Corp.	2.680	JPMorgan Securities, Inc.	05/18/20 - 10/15/20	6		9,533	—	9,533
Dormakaba Holding Ltd.	1.840	JPMorgan Securities, Inc.	08/13/20 - 10/16/20	—	*	(13,314)	—	(13,314)
DRAX Group PLC	2.669	JPMorgan Securities, Inc.	10/26/20	55		(5,897)	—	(5,897)
Dril-Quip, Inc.	1.890	JPMorgan Securities, Inc.	07/20/20	2		6,769	—	6,769
DSW, Inc. Class A	2.680	JPMorgan Securities, Inc.	09/08/20 - 10/26/20	7		(6,122)	—	(6,122)
Duerr AG	(0.110)	JPMorgan Securities, Inc.	08/13/20 - 10/16/20	7		11,902	—	11,902
Eisai Co. Ltd.	2.630	JPMorgan Securities, Inc.	08/27/20	1		(5,682)	—	(5,682)
Elekta AB Class B	2.680	JPMorgan Securities, Inc.	03/30/20 - 04/24/20	24		13,372	—	13,372
Elis SA	1.840	JPMorgan Securities, Inc.	09/08/20 - 10/26/20	15		(2,213)	—	(2,213)
Empire Co. Ltd. Class A	2.730	JPMorgan Securities, Inc.	07/11/19	17		11,431	—	11,431
EMS-Chemie Holding AG	1.840	JPMorgan Securities, Inc.	08/13/20 - 10/16/20	1		(5,753)	—	(5,753)
Encompass Health Corp.	2.680	JPMorgan Securities, Inc.	07/31/20	3		(19,091)	—	(19,091)
Endo International PLC	2.680	JPMorgan Securities, Inc.	08/24/20 - 10/01/20	9		1,116	—	1,116
EnLink Midstream LLC	2.680	JPMorgan Securities, Inc.	05/18/20 - 10/26/20	18		(47,364)	—	(47,364)
Ensign Group, Inc.	2.680	JPMorgan Securities, Inc.	09/08/20	—	*	14	—	14
Enstar Group Ltd.	1.890	JPMorgan Securities, Inc.	10/01/20	—	*	5,560	—	5,560
Entegris, Inc.	1.890	JPMorgan Securities, Inc.	10/26/20	10		(860)	—	(860)
Epiroc Aktiebolag AK	2.680	JPMorgan Securities, Inc.	08/13/20 - 10/26/20	29		(48,604)	—	(48,604)
Eramet SA	2.680	JPMorgan Securities, Inc.	01/22/20 - 03/09/20	—	*	508	—	508
Essity Aktiebolag	1.690	JPMorgan Securities, Inc.	08/24/20 - 10/02/20	11		16,058	—	16,058
Eurazeo SA	2.680	JPMorgan Securities, Inc.	10/02/20 - 10/16/20	4		(6,757)	—	(6,757)
Eutelsat Communications	2.680	JPMorgan Securities, Inc.	08/13/20 - 10/02/20	12		(54,457)	—	(54,457)
Evolent Health, Inc. Class A	1.890	JPMorgan Securities, Inc.	09/08/20 - 10/01/20	9		23,310	—	23,310
Evraz PLC	2.655	JPMorgan Securities, Inc.	01/23/19 - 04/29/19	40		5,277	—	5,277
F5 Networks, Inc.	2.680	JPMorgan Securities, Inc.	12/02/19 - 12/09/19	1		6,289	—	6,289
Fair Isaac Corp.	2.680	JPMorgan Securities, Inc.	10/01/20	—	*	(3,561)	—	(3,561)
FANUC Corp.	1.890	JPMorgan Securities, Inc.	06/29/20 - 10/19/20	2		2,021	—	2,021
Ferguson PLC	2.655	JPMorgan Securities, Inc.	10/16/20 - 10/26/20	4		(18,097)	—	(18,097)
Ferrovial SA	1.690	JPMorgan Securities, Inc.	07/10/20 - 10/26/20	14		1,957	—	1,957
Fevertree Drinks PLC	2.655	JPMorgan Securities, Inc.	10/16/20 - 10/19/20	4		(10,095)	—	(10,095)
First Data Corp. Class A	2.680	JPMorgan Securities, Inc.	10/01/20	6		(21,986)	—	(21,986)
First Pacific Co. Ltd.	2.680	JPMorgan Securities, Inc.	06/12/20 - 06/26/20	310		(12,112)	—	(12,112)
Fletcher Building Ltd.	1.440	JPMorgan Securities, Inc.	10/15/19 - 05/04/20	44		2,561	—	2,561
Flextronics Ltd.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	9		(41,140)	—	(41,140)
Floor & Decor Holdings, Inc. Class A	1.890	JPMorgan Securities, Inc.	07/09/20 - 10/15/20	7		20,271	—	20,271
Focus Financial Partners Inc. Class A	1.890	JPMorgan Securities, Inc.	10/26/20	6		11,556	—	11,556
Foot Locker, Inc.	2.680	JPMorgan Securities, Inc.	10/01/20	6		(4,073)	—	(4,073)
Forbo Holding AG	2.680	JPMorgan Securities, Inc.	08/13/20 - 08/24/20	—	*	(1,430)	—	(1,430)
Fortescue Metals Group Ltd.	2.680	JPMorgan Securities, Inc.	10/02/20 - 10/19/20	86		13,200	—	13,200

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Fortinet, Inc.	2.680%	JPMorgan Securities, Inc.	07/20/20 - 10/15/20	$3	$15,205	$—	$15,205
Fortis, Inc.	1.690	JPMorgan Securities, Inc.	05/19/20	11	(17,005)	—	(17,005)
Fortune Brands Home & Securities, Inc.	1.890	JPMorgan Securities, Inc.	10/15/20 - 10/26/20	6	19,586	—	19,586
FTI Consulting, Inc.	2.680	JPMorgan Securities, Inc.	07/09/20 - 10/15/20	4	5,642	—	5,642
G-III Apparel Group Ltd.	2.680	JPMorgan Securities, Inc.	07/09/20 - 10/01/20	5	16,785	—	16,785
G4S PLC		JPMorgan Securities, Inc.	08/24/20 - 10/26/20	105	9,100	—	9,100
GCI Liberty, Inc. Class A	1.890	JPMorgan Securities, Inc.	04/23/20 - 10/15/20	6	(4,789)	—	(4,789)
Gea Group AG	1.840	JPMorgan Securities, Inc.	08/03/20 - 10/26/20	10	(2,538)	—	(2,538)
Genpact Ltd.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	27	(68,145)	—	(68,145)
Gentex Corp.	1.890	JPMorgan Securities, Inc.	10/01/20 - 10/15/20	15	(27,492)	—	(27,492)
Genting Singapore Ltd.	2.630	JPMorgan Securities, Inc.	10/05/20 - 10/29/20	384	(19,576)	—	(19,576)
Gjensidige Forsikring ASA	1.690	JPMorgan Securities, Inc.	10/26/20	4	(2,672)	—	(2,672)
GN Store Nord A/S	2.680	JPMorgan Securities, Inc.	03/04/19 - 10/31/19	6	8,730	—	8,730
Golar LNG Ltd.	1.395	JPMorgan Securities, Inc.	01/08/20 - 10/15/20	11	(18,512)	—	(18,512)
Grainger (W.W.), Inc.	2.680	JPMorgan Securities, Inc.	09/08/20 - 10/15/20	1	(23,311)	—	(23,311)
Granite Construction, Inc.		JPMorgan Securities, Inc.	08/24/20 - 10/01/20	6	(16,842)	—	(16,842)
Great Canadian Gaming Corp.	2.730	JPMorgan Securities, Inc.	08/24/20 - 10/15/20	9	(15,720)	—	(15,720)
Green Dot Corp. Class A	2.680	JPMorgan Securities, Inc.	07/20/20 - 10/26/20	4	4,287	—	4,287
Greene King PLC	2.655	JPMorgan Securities, Inc.	09/21/20 - 10/16/20	45	(17,664)	—	(17,664)
Greensky, Inc. Class A	2.680	JPMorgan Securities, Inc.	08/24/20 - 10/26/20	10	(21,345)	—	(21,345)
Grenkeleasing AG	1.840	JPMorgan Securities, Inc.	10/02/20 - 10/26/20	3	24,167	—	24,167
GTT Communications, Inc.	(6.810)	JPMorgan Securities, Inc.	04/23/20 - 05/04/20	6	3,347	—	3,347
Guidewire Software, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	6	(51,040)	—	(51,040)
Gulfport Energy Corp.	2.680	JPMorgan Securities, Inc.	08/10/20 - 09/08/20	3	(4,588)	—	(4,588)
Hanesbrands, Inc.	1.890	JPMorgan Securities, Inc.	02/24/20 - 05/18/20	16	(15,322)	—	(15,322)
Hargreaves Lansdown PLC	1.890	JPMorgan Securities, Inc.	10/26/20	12	(13,965)	—	(13,965)
Harvey Norman Holdings Ltd.	0.940	JPMorgan Securities, Inc.	03/09/20 - 08/13/20	73	2,608	—	2,608
Haseko Corp.	2.630	JPMorgan Securities, Inc.	06/28/19 - 07/24/19	7	(1,997)	—	(1,997)
Healthcare Services Group, Inc.	1.890	JPMorgan Securities, Inc.	05/04/20 - 10/15/20	7	2,009	—	2,009
Helen of Troy Corp. Ltd.	2.680	JPMorgan Securities, Inc.	07/31/20 - 10/15/20	2	14,916	—	14,916
Hera SpA	2.680	JPMorgan Securities, Inc.	10/18/19 - 11/12/19	104	(13,706)	—	(13,706)
Herbalife Ltd	2.680	JPMorgan Securities, Inc.	10/01/20 - 10/15/20	6	6,795	—	6,795
Hexagon AB Class B	2.680	JPMorgan Securities, Inc.	10/02/20	1	(2,853)	—	(2,853)
Hiscox Ltd.	2.655	JPMorgan Securities, Inc.	08/13/20	4	(4,214)	—	(4,214)
HollyFrontier Corp.	2.680	JPMorgan Securities, Inc.	03/27/20 - 10/15/20	4	5,798	—	5,798
Hologic, Inc.	1.890	JPMorgan Securities, Inc.	07/31/20 - 10/15/20	7	2,754	—	2,754
Horizon Pharma PLC	2.680	JPMorgan Securities, Inc.	10/15/20	13	1,807	—	1,807
Huhtamaki Oyj Class I	1.690	JPMorgan Securities, Inc.	02/03/20 - 10/16/20	10	14,999	—	14,999
Humana, Inc.	2.680	JPMorgan Securities, Inc.	10/15/20	1	84	—	84
Huntsman Corp.	2.680	JPMorgan Securities, Inc.	07/09/20 - 10/15/20	7	(12,730)	—	(12,730)
Husky Energy, Inc.	2.730	JPMorgan Securities, Inc.	10/30/19 - 12/02/19	21	(23,574)	—	(23,574)
Husqvarna AB Shares B	1.690	JPMorgan Securities, Inc.	08/03/20 - 10/26/20	41	(1,930)	—	(1,930)
II VI, Inc.	1.890	JPMorgan Securities, Inc.	09/18/20 - 10/01/20	5	1,702	—	1,702
Iliad SA	1.840	JPMorgan Securities, Inc.	02/10/20 - 10/16/20	2	8,153	—	8,153
Illumina, Inc.	2.680	JPMorgan Securities, Inc.	07/09/20 - 10/01/20	1	2,612	—	2,612
Iluka Resources Ltd.	2.680	JPMorgan Securities, Inc.	04/14/20 - 10/16/20	45	(21,374)	—	(21,374)
Imerys	1.840	JPMorgan Securities, Inc.	09/08/20 - 10/26/20	5	17,001	—	17,001

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Imperial Oil Ltd.	2.730%	JPMorgan Securities, Inc.	09/08/20 - 10/01/20	$9	$(10,946)	$—	$(10,946)
Incitec Pivot Ltd.	2.680	JPMorgan Securities, Inc.	10/02/20	99	(293)	—	(293)
Indra Sistemas SA	2.680	JPMorgan Securities, Inc.	10/02/20	25	(12,974)	—	(12,974)
Industrial Select Sector SPDR Fund	1M USD LIBOR	JPMorgan Securities, Inc.	11/23/18	198	18,655	—	18,655
Ingenico Group SA	1.840	JPMorgan Securities, Inc.	08/13/20 - 10/16/20	4	29,751	—	29,751
Inmarsat PLC	2.655	JPMorgan Securities, Inc.	10/02/20 - 10/26/20	47	(27,062)	—	(27,062)
Inogen, Inc.	2.680	JPMorgan Securities, Inc.	04/23/20 - 06/11/20	1	(11,972)	—	(11,972)
Insperity, Inc.	2.680	JPMorgan Securities, Inc.	07/09/20 - 10/15/20	3	6,818	—	6,818
Insurance Australia Group	2.769	JPMorgan Securities, Inc.	10/16/20	57	(14,411)	—	(14,411)
Inter Parfums, Inc.	2.680	JPMorgan Securities, Inc.	10/01/20	4	7,079	—	7,079
Inter Pipeline Ltd.	1.890	JPMorgan Securities, Inc.	10/01/20 - 10/15/20	17	7,057	—	7,057
Interactive Brokers Group, Inc.	1.890	JPMorgan Securities, Inc.	10/01/20	5	6,370	—	6,370
International Game Technologies	1.290	JPMorgan Securities, Inc.	05/29/20 - 10/15/20	14	(20,551)	—	(20,551)
Interxion Holding NV	1.890	JPMorgan Securities, Inc.	05/10/19 - 10/15/20	5	5,080	—	5,080
Intuit, Inc.	2.680	JPMorgan Securities, Inc.	10/01/20	1	13,515	—	13,515
Ioof Holdings Ltd.	1.690	JPMorgan Securities, Inc.	04/24/20 - 10/02/20	49	35,196	—	35,196
Irhythm Technologies, Inc.	1.890	JPMorgan Securities, Inc.	07/09/20 - 10/01/20	2	11,200	—	11,200
Iridium Communications, Inc.	1.890	JPMorgan Securities, Inc.	09/08/20 - 10/15/20	12	(10,909)	—	(10,909)
Irobot Corp.	0.790	JPMorgan Securities, Inc.	07/20/20 - 10/26/20	2	(1,624)	—	(1,624)
iShares MSCI Taiwan ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	2,637	76,943	—	76,943
iShares PHLX Semiconductor ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	254	22,099	—	22,099
iShares S&P NA Technology-Software ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	197	13,340	—	13,340
Itochu Corp.	2.630	JPMorgan Securities, Inc.	06/29/20 - 10/29/20	16	(14,461)	—	(14,461)
Itron, Inc.	1.890	JPMorgan Securities, Inc.	05/29/20 - 10/26/20	5	7,677	—	7,677
ITV PLC	1.890	JPMorgan Securities, Inc.	09/27/19 - 10/02/20	138	17,177	—	17,177
IWG PLC	1.890	JPMorgan Securities, Inc.	08/24/20 - 10/26/20	68	(7,780)	—	(7,780)
Jagged Peak Energy, Inc.	(0.810)	JPMorgan Securities, Inc.	04/23/20 - 06/11/20	22	21,577	—	21,577
Japan Exchange Group, Inc.	2.630	JPMorgan Securities, Inc.	06/15/20 - 06/29/20	10	5,297	—	5,297
JD Sports Fashion PLC	2.655	JPMorgan Securities, Inc.	11/28/18 - 09/27/19	54	(17,223)	—	(17,223)
Jeld-Wen Holding, Inc.	1.890	JPMorgan Securities, Inc.	07/31/20 - 10/15/20	11	57,609	—	57,609
Jenoptik AG	2.680	JPMorgan Securities, Inc.	06/12/20 - 07/10/20	4	1,766	—	1,766
John Bean Technologies Corp.	1.890	JPMorgan Securities, Inc.	10/01/20 - 10/15/20	2	4,448	—	4,448
Johnson Matthey PLC	2.655	JPMorgan Securities, Inc.	06/12/20	3	(8,982)	—	(8,982)
Just Eat PLC	1.890	JPMorgan Securities, Inc.	08/03/20 - 10/16/20	36	10,696	—	10,696
K&S AG	(1.260)	JPMorgan Securities, Inc.	09/08/20 - 10/26/20	15	22,756	—	22,756
Kakaku.com, Inc.	2.630	JPMorgan Securities, Inc.	10/21/19 - 12/24/19	13	(9,746)	—	(9,746)
Kansai Paint Co. Ltd.	1.890	JPMorgan Securities, Inc.	12/12/19 - 04/13/20	9	14,715	—	14,715
KAZ Minerals PLC	1.890	JPMorgan Securities, Inc.	09/21/20	5	(1,506)	—	(1,506)
KB Home Co.	2.680	JPMorgan Securities, Inc.	10/01/20	12	(11,365)	—	(11,365)
Keihan Holdings Co. Ltd.	1.790	JPMorgan Securities, Inc.	10/02/19	9	10,406	—	10,406
Keikyu Corp.	1.790	JPMorgan Securities, Inc.	01/14/20	5	9,463	—	9,463
Keyera Corp.	1.890	JPMorgan Securities, Inc.	10/01/20	11	11,713	—	11,713
Kindred Group PLC	2.680	JPMorgan Securities, Inc.	12/04/19 - 10/16/20	29	19,333	—	19,333
Kohl’s Corp.	2.680	JPMorgan Securities, Inc.	03/27/20 - 10/15/20	4	19,494	—	19,494

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Koninklijke Boskalis Westms	1.840%	JPMorgan Securities, Inc.	04/14/20 - 06/05/20	$11		$(8,421)	$—	$(8,421)
Korn/Ferry International Co.	2.680	JPMorgan Securities, Inc.	10/01/20	4		783	—	783
Kyowa Hakko Kogyo Co. Ltd.	1.890	JPMorgan Securities, Inc.	10/29/20	16		(20,580)	—	(20,580)
Lafargeholcim Ltd.	1.840	JPMorgan Securities, Inc.	10/02/20 - 10/26/20	7		(8,406)	—	(8,406)
LAM Research Corp.	1.890	JPMorgan Securities, Inc.	10/26/20	—	*	1,182	—	1,182
Las Vegas Sands Corp	1.890	JPMorgan Securities, Inc.	10/15/20 - 10/26/20	5		23,592	—	23,592
Leggett & Platt, Inc.	1.890	JPMorgan Securities, Inc.	09/18/20 - 10/26/20	8		20,634	—	20,634
LendingTree, Inc.	1.490	JPMorgan Securities, Inc.	01/21/20 - 10/15/20	1		6,279	—	6,279
Liberty Broadband Corp. Class C	1.890	JPMorgan Securities, Inc.	06/25/20 - 10/15/20	4		(17,538)	—	(17,538)
Liberty Expedia Holdings, Inc. Class A	2.680	JPMorgan Securities, Inc.	05/29/20 - 10/15/20	7		17,396	—	17,396
Lifestyle International Holdings Ltd.	2.680	JPMorgan Securities, Inc.	07/10/20	24		(3,196)	—	(3,196)
Linamar Corp.	2.730	JPMorgan Securities, Inc.	07/22/19 - 09/09/19	7		(4,769)	—	(4,769)
LINE Corp.	1.190	JPMorgan Securities, Inc.	07/23/20 - 08/14/20	4		16,403	—	16,403
Lithia Mtrs, Inc. Class A	1.890	JPMorgan Securities, Inc.	05/18/20 - 10/01/20	3		(34,496)	—	(34,496)
London STK Exchange Group PLC	2.655	JPMorgan Securities, Inc.	06/12/20	4		5,217	—	5,217
Louisiana-Pacific Corp.	2.680	JPMorgan Securities, Inc.	09/08/20	—	*	(639)	—	(639)
Lululemon Athletica, Inc.	2.680	JPMorgan Securities, Inc.	08/24/20 - 10/01/20	—	*	20	—	20
Lundin Petroleum AB	2.680	JPMorgan Securities, Inc.	07/10/20 - 10/26/20	9		(13,175)	—	(13,175)
M3, Inc.	1.890	JPMorgan Securities, Inc.	02/26/20 - 10/01/20	7		32,503	—	32,503
MACOM Technology Solutions Holdings, Inc.	1.890	JPMorgan Securities, Inc.	04/15/19	10		13,596	—	13,596
Madden Steven Ltd.	2.680	JPMorgan Securities, Inc.	10/16/20	8		8,840	—	8,840
Magnolia Oil & Gas Corp. Class A	1.890	JPMorgan Securities, Inc.	08/24/20 - 10/26/20	21		26,071	—	26,071
Man Wah Holdings Ltd.	0.440	JPMorgan Securities, Inc.	06/26/20 - 07/20/20	210		13,990	—	13,990
Manhattan Associates, Inc.	2.680	JPMorgan Securities, Inc.	12/09/19 - 10/15/20	6		7,805	—	7,805
ManpowerGroup, Inc.	2.680	JPMorgan Securities, Inc.	10/01/20	3		1,055	—	1,055
Maple Leaf Foods, Inc.	2.730	JPMorgan Securities, Inc.	03/18/19 - 06/11/20	3		(4,046)	—	(4,046)
Marubeni Corp.	2.630	JPMorgan Securities, Inc.	07/13/20 - 10/29/20	36		(35,373)	—	(35,373)
Marui Group Co. Ltd.	1.790	JPMorgan Securities, Inc.	11/14/18 - 10/22/20	16		15,914	—	15,914
Matador Res Co.	1.890	JPMorgan Securities, Inc.	07/20/20 - 10/01/20	8		11,848	—	11,848
Mattel, Inc.	1.890	JPMorgan Securities, Inc.	02/04/19 - 10/15/20	21		8,801	—	8,801
Medibank Private Ltd.	1.690	JPMorgan Securities, Inc.	10/02/20	136		435	—	435
Mediclinic International PLC	1.890	JPMorgan Securities, Inc.	08/24/20 - 10/02/20	49		54,016	—	54,016
Medifast, Inc.	2.680	JPMorgan Securities, Inc.	09/18/20	—	*	4,697	—	4,697
Meg Energy Corp.	2.730	JPMorgan Securities, Inc.	05/29/20	34		(4,554)	—	(4,554)
Melco Resort Entertainment	1.890	JPMorgan Securities, Inc.	10/01/20 - 10/26/20	13		19,698	—	19,698
Mellanox Technologies Ltd.	2.680	JPMorgan Securities, Inc.	04/23/20 - 10/15/20	4		61,128	—	61,128
Mercury Systems, Inc.	1.890	JPMorgan Securities, Inc.	10/01/20 - 10/15/20	4		13,958	—	13,958
Methanex Corp.	2.730	JPMorgan Securities, Inc.	04/23/20 - 10/15/20	4		(34,539)	—	(34,539)
Metro Bank PLC	0.690	JPMorgan Securities, Inc.	07/11/19 - 10/29/20	9		63,102	—	63,102
Metsa Brd Corp. Class B	2.694	JPMorgan Securities, Inc.	10/26/20	19		7,270	—	7,270
MGM China Holdings Ltd.	0.940	JPMorgan Securities, Inc.	07/10/20 - 10/16/20	134		9,615	—	9,615
Michael Kors Holdings Ltd.	2.680	JPMorgan Securities, Inc.	10/01/20	4		(27,800)	—	(27,800)
Micro Focus International PLC	1.890	JPMorgan Securities, Inc.	10/16/20	5		11,952	—	11,952

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Micro Focus International PLC ADR	1.890%	JPMorgan Securities, Inc.	09/26/19 - 10/11/19	$11	$25,163	$—	$25,163
Miller Herman, Inc.	2.680	JPMorgan Securities, Inc.	07/20/20 - 10/15/20	8	(14,451)	—	(14,451)
Minth Group Ltd.	1.690	JPMorgan Securities, Inc.	03/30/20 - 06/12/20	51	6,056	—	6,056
Mitsubishi Gas Chemical Co., Inc.	2.630	JPMorgan Securities, Inc.	06/28/19	1	(1,562)	—	(1,562)
Mitsubishi Motors Corp.	2.630	JPMorgan Securities, Inc.	06/29/20 - 10/05/20	32	(7,396)	—	(7,396)
Mixi, Inc.	2.630	JPMorgan Securities, Inc.	01/15/19	9	(18,577)	—	(18,577)
Mohawk Industries, Inc.	1.890	JPMorgan Securities, Inc.	09/08/20 - 10/26/20	2	52,251	—	52,251
Molina Healthcare, Inc.	2.680	JPMorgan Securities, Inc.	07/09/20 - 10/26/20	2	(19,818)	—	(19,818)
Mondi PLC	2.655	JPMorgan Securities, Inc.	06/26/20 - 10/16/20	12	719	—	719
Moneysupermarket Co. Group PLC	2.655	JPMorgan Securities, Inc.	04/24/20 - 05/29/20	76	8,296	—	8,296
Mongodb, Inc. Class A	1.290	JPMorgan Securities, Inc.	06/11/20	4	(69,444)	—	(69,444)
MonotaRO Co. Ltd.	1.190	JPMorgan Securities, Inc.	07/17/20 - 10/22/20	12	55,195	—	55,195
Monro, Inc.	1.890	JPMorgan Securities, Inc.	10/01/20	4	(36,102)	—	(36,102)
Motorola Solutions, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	2	(5,585)	—	(5,585)
MSG Network, Inc. Class A	2.681	JPMorgan Securities, Inc.	10/26/20	9	(18,131)	—	(18,131)
Murata Manufacturing Co. Ltd.	1.890	JPMorgan Securities, Inc.	08/14/20 - 10/19/20	2	(8,879)	—	(8,879)
Nabors Industries Ltd.	1.890	JPMorgan Securities, Inc.	07/31/20 - 10/26/20	40	31,122	—	31,122
National Vision Holdings, Inc.	1.890	JPMorgan Securities, Inc.	04/23/20 - 05/04/20	6	(9,077)	—	(9,077)
Natixis SA	1.840	JPMorgan Securities, Inc.	09/21/20 - 10/16/20	45	18,060	—	18,060
Navigator Co. NPV	2.680	JPMorgan Securities, Inc.	10/16/20 - 10/26/20	57	16,278	—	16,278
Navistar International Corp.	2.680	JPMorgan Securities, Inc.	06/11/20 - 10/15/20	7	(11,045)	—	(11,045)
Nemetschek AG	2.680	JPMorgan Securities, Inc.	08/13/20 - 10/16/20	1	2,462	—	2,462
Neste Oil	2.680	JPMorgan Securities, Inc.	06/12/20 - 10/26/20	4	8,528	—	8,528
NetApp, Inc.	2.681	JPMorgan Securities, Inc.	10/26/20	3	5,246	—	5,246
Netflix, Inc.	1.890	JPMorgan Securities, Inc.	09/18/20 - 10/15/20	1	14,508	—	14,508
Netgear, Inc.	2.680	JPMorgan Securities, Inc.	06/25/20	1	277	—	277
Nevro Corp.	1.890	JPMorgan Securities, Inc.	05/04/20 - 05/29/20	4	7,141	—	7,141
Newell Brands, Inc.	1.890	JPMorgan Securities, Inc.	12/09/19 - 10/15/20	13	23,895	—	23,895
Newfield Exploration Co.	2.680	JPMorgan Securities, Inc.	10/15/20 - 10/26/20	12	(57,775)	—	(57,775)
Nextdc Ltd.	1.690	JPMorgan Securities, Inc.	06/26/20	33	9,633	—	9,633
NIB Holdings Ltd.	1.690	JPMorgan Securities, Inc.	09/08/20	43	(4,861)	—	(4,861)
Nice Ltd. ADR	2.680	JPMorgan Securities, Inc.	08/10/20	1	831	—	831
Nifco, Inc.	1.790	JPMorgan Securities, Inc.	07/24/19 - 11/25/19	11	23,089	—	23,089
Nitto Denko Corp.	1.890	JPMorgan Securities, Inc.	10/05/20 - 10/19/20	4	47,981	—	47,981
NMC Health PLC	1.890	JPMorgan Securities, Inc.	03/09/20 - 06/12/20	7	(24,347)	—	(24,347)
Nokia Corp. Class A	1.690	JPMorgan Securities, Inc.	10/16/20 - 10/26/20	52	(23,213)	—	(23,213)
Nolato AB Class B	2.680	JPMorgan Securities, Inc.	06/29/20 - 07/10/20	3	(27,172)	—	(27,172)
Nordea Bank Abp	1.690	JPMorgan Securities, Inc.	10/26/20	11	3,101	—	3,101
Nordson Corp.	1.890	JPMorgan Securities, Inc.	10/01/20 - 10/15/20	2	5,323	—	5,323
Nordstrom, Inc.	2.680	JPMorgan Securities, Inc.	09/08/20 - 10/01/20	4	25,511	—	25,511
Novocure Ltd.	1.890	JPMorgan Securities, Inc.	05/04/20 - 06/11/20	7	70,020	—	70,020
NU Skin Enterprises, Inc. Class A	2.680	JPMorgan Securities, Inc.	07/09/20 - 10/15/20	4	12,332	—	12,332
Nufarm Ltd.	2.680	JPMorgan Securities, Inc.	06/26/20	4	27	—	27
Nvent Electric PLC	2.680	JPMorgan Securities, Inc.	05/29/20 - 10/26/20	12	2,619	—	2,619
Ocado Group PLC	1.040	JPMorgan Securities, Inc.	07/20/20 - 10/16/20	29	(16,193)	—	(16,193)
OCI NV	1.290	JPMorgan Securities, Inc.	08/24/20 - 10/09/20	5	14,578	—	14,578
Oil States International, Inc.	1.890	JPMorgan Securities, Inc.	09/08/20	6	42,917	—	42,917
Onex Corp.	1.690	JPMorgan Securities, Inc.	06/11/20 - 10/15/20	4	(9,704)	—	(9,704)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Open Text Corp.	1.890%	JPMorgan Securities, Inc.	10/15/20	$8		$890	$—	$890
Oracle Corp.	2.630	JPMorgan Securities, Inc.	08/14/20	1		(10,035)	—	(10,035)
Orica Ltd.	1.690	JPMorgan Securities, Inc.	08/13/20 - 10/16/20	25		(14,071)	—	(14,071)
Oriflame Holding Ltd.	2.680	JPMorgan Securities, Inc.	05/18/20 - 05/29/20	8		(454)	—	(454)
Ormat Technologies, Inc.	1.890	JPMorgan Securities, Inc.	06/11/20	6		(9,024)	—	(9,024)
Orora Ltd.	2.680	JPMorgan Securities, Inc.	10/31/19 - 11/12/19	35		4,411	—	4,411
Orpea	1.840	JPMorgan Securities, Inc.	08/24/20 - 10/16/20	3		(14,807)	—	(14,807)
Osram Licht AG	1.840	JPMorgan Securities, Inc.	06/26/20 - 10/16/20	8		(43,856)	—	(43,856)
Outokumpu Oyj	1.690	JPMorgan Securities, Inc.	04/24/20 - 10/26/20	55		51,485	—	51,485
Owens Corning	1.890	JPMorgan Securities, Inc.	10/01/20 - 10/26/20	6		22,484	—	22,484
OZ Minerals Ltd.	2.680	JPMorgan Securities, Inc.	09/21/20 - 10/26/20	45		13,958	—	13,958
Paddy Power PLC	1.690	JPMorgan Securities, Inc.	08/24/20 - 10/02/20	3		(24,035)	—	(24,035)
Panalpina Welttransport Holding AG	1.140	JPMorgan Securities, Inc.	05/04/20 - 07/10/20	—	*	1,833	—	1,833
Pandora A/S	1.690	JPMorgan Securities, Inc.	10/16/20	2		4,427	—	4,427
PBF Energy, Inc.	2.680	JPMorgan Securities, Inc.	08/10/20 - 10/01/20	6		(45,854)	—	(45,854)
Peabody Energy Corp.	2.680	JPMorgan Securities, Inc.	10/15/20	8		3,345	—	3,345
Pearl Group Ltd.	1.890	JPMorgan Securities, Inc.	09/21/20 - 10/26/20	37		19,978	—	19,978
Pembina Pipeline Corp.	1.690	JPMorgan Securities, Inc.	07/31/20 - 10/01/20	8		5,465	—	5,465
Pentair PLC	1.890	JPMorgan Securities, Inc.	10/15/20	7		(7,813)	—	(7,813)
Perspecta, Inc.	2.680	JPMorgan Securities, Inc.	10/01/20 - 10/15/20	12		(2,445)	—	(2,445)
Peugeot SA	2.680	JPMorgan Securities, Inc.	02/10/20 - 10/26/20	13		1,560	—	1,560
Pinduoduo, Inc.	(4.660)	JPMorgan Securities, Inc.	10/26/20	7		3,073	—	3,073
Pluralsight, Inc. Class A	1.890	JPMorgan Securities, Inc.	09/18/20	1		727	—	727
PrairieSky Royalty Ltd.	1.840	JPMorgan Securities, Inc.	06/29/20 - 07/16/20	18		23,588	—	23,588
Pricesmart, Inc.	1.890	JPMorgan Securities, Inc.	04/23/20 - 10/15/20	4		21,992	—	21,992
Provident Financial PLC	1.890	JPMorgan Securities, Inc.	10/31/18 - 10/30/20	40		21,412	—	21,412
Proximus SA	2.680	JPMorgan Securities, Inc.	10/02/20 - 10/16/20	11		2,933	—	2,933
Prudential PLC	2.669	JPMorgan Securities, Inc.	10/26/20	14		8,738	—	8,738
Qantas Airways Ltd.	2.680	JPMorgan Securities, Inc.	11/13/18 - 10/16/20	77		7,442	—	7,442
Qinetiq Group PLC	2.655	JPMorgan Securities, Inc.	07/20/20	54		(5,303)	—	(5,303)
Quaker Chemical Corp.	2.680	JPMorgan Securities, Inc.	08/24/20 - 10/15/20	2		(11,449)	—	(11,449)
Qualcomm, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	7		(58,339)	—	(58,339)
Qube Holdings Ltd.	1.190	JPMorgan Securities, Inc.	06/28/19 - 09/30/19	180		(662)	—	(662)
Quebecor, Inc. Class B	2.730	JPMorgan Securities, Inc.	06/11/20	1		(64)	—	(64)
Raiffeisen Bank International AG	2.680	JPMorgan Securities, Inc.	04/24/20 - 10/16/20	10		(2,903)	—	(2,903)
Ramsay Health Care Ltd.	1.690	JPMorgan Securities, Inc.	07/10/20 - 10/16/20	8		(14,773)	—	(14,773)
REA Group Ltd.	1.690	JPMorgan Securities, Inc.	10/02/20 - 10/26/20	6		20,911	—	20,911
Reckitt Benckiser Group PLC	2.655	JPMorgan Securities, Inc.	08/13/20 - 10/26/20	3		(16,094)	—	(16,094)
Red Rock Resorts, Inc. Class A	1.890	JPMorgan Securities, Inc.	10/01/20 - 10/15/20	12		7,735	—	7,735
Robert Half International, Inc.	2.680	JPMorgan Securities, Inc.	09/18/20 - 10/26/20	5		(17,846)	—	(17,846)
Rockwool International AS Class B	2.680	JPMorgan Securities, Inc.	07/10/20 - 10/26/20	1		(21,045)	—	(21,045)
Roku, Inc. Class A	1.390	JPMorgan Securities, Inc.	08/24/20 - 10/15/20	3		1,375	—	1,375
RPC Group PLC	2.655	JPMorgan Securities, Inc.	08/24/20 - 09/08/20	22		(5,043)	—	(5,043)
RPC, Inc.	1.890	JPMorgan Securities, Inc.	07/20/20 - 10/26/20	17		7,937	—	7,937
Saga PLC	2.655	JPMorgan Securities, Inc.	10/16/20	102		(20,879)	—	(20,879)
Sage Group PLC	1.890	JPMorgan Securities, Inc.	03/30/20 - 10/26/20	41		15,673	—	15,673
Sailpoint Technlgies Holdings, Inc.	2.680	JPMorgan Securities, Inc.	07/31/20 - 10/15/20	8		(728)	—	(728)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Salmar ASA	2.680%	JPMorgan Securities, Inc.	07/10/20 - 10/02/20	$6	$12,112	$—	$12,112
Salvatore Ferragamo SpA	(0.110)	JPMorgan Securities, Inc.	10/26/20	12	(490)	—	(490)
Salzgitter AG	2.680	JPMorgan Securities, Inc.	06/26/20 - 10/26/20	7	(36,819)	—	(36,819)
Santander Consumer USA Holding, Inc.	2.680	JPMorgan Securities, Inc.	05/18/20	16	(2,995)	—	(2,995)
Santos Ltd.	2.680	JPMorgan Securities, Inc.	08/13/20 - 08/24/20	44	(9,927)	—	(9,927)
SBI Holdings, Inc.	2.630	JPMorgan Securities, Inc.	02/13/20	8	(27,372)	—	(27,372)
Scientific Games Corp.	1.890	JPMorgan Securities, Inc.	06/11/20 - 10/26/20	7	9,788	—	9,788
Sea Ltd. ADR	1.890	JPMorgan Securities, Inc.	01/21/20 - 05/04/20	16	(18,609)	—	(18,609)
Seibu Holdings, Inc.	1.790	JPMorgan Securities, Inc.	12/19/18 - 09/18/20	17	20,948	—	20,948
Sempra Energy Co.	1.890	JPMorgan Securities, Inc.	03/27/20 - 10/01/20	3	10,105	—	10,105
Ses Global SA	2.680	JPMorgan Securities, Inc.	08/03/20 - 10/02/20	11	(6,667)	—	(6,667)
Seven Bank Ltd.	1.790	JPMorgan Securities, Inc.	11/14/18 - 07/27/20	96	(10,300)	—	(10,300)
Seven Group Holdings	1.440	JPMorgan Securities, Inc.	08/24/20 - 10/26/20	13	14,658	—	14,658
Shopify, Inc. Class A	1.890	JPMorgan Securities, Inc.	02/04/19 - 03/18/19	2	(18,647)	—	(18,647)
Sias	2.680	JPMorgan Securities, Inc.	09/21/20	10	421	—	421
Sika AG	1.840	JPMorgan Securities, Inc.	08/13/20 - 10/26/20	2	(413)	—	(413)
Siltronic AG	2.680	JPMorgan Securities, Inc.	10/15/19 - 10/16/20	2	(28,831)	—	(28,831)
Singapore Exchange Ltd.	2.630	JPMorgan Securities, Inc.	04/13/20 - 10/05/20	53	(4,541)	—	(4,541)
Singapore Technologies Engineering Ltd.	2.630	JPMorgan Securities, Inc.	09/21/20 - 10/05/20	110	3,849	—	3,849
Sjm Holdings Ltd.	2.680	JPMorgan Securities, Inc.	08/03/20 - 09/21/20	144	(1,296)	—	(1,296)
Sm Energy Co.	2.680	JPMorgan Securities, Inc.	10/15/20	4	(16,814)	—	(16,814)
Smiths Group	1.890	JPMorgan Securities, Inc.	10/02/20 - 10/26/20	17	(7,820)	—	(7,820)
Snam SpA	2.680	JPMorgan Securities, Inc.	09/21/20	47	862	—	862
Snap, Inc. Class A	1.010	JPMorgan Securities, Inc.	08/14/19 - 10/15/20	39	7,871	—	7,871
Sodexo SA	2.680	JPMorgan Securities, Inc.	10/16/20	3	2,147	—	2,147
South Jersey Industry, Inc.	1.890	JPMorgan Securities, Inc.	08/24/20 - 10/26/20	9	49,966	—	49,966
South32 Ltd.	2.680	JPMorgan Securities, Inc.	08/26/19 - 06/29/20	122	(15,912)	—	(15,912)
Southwestern Energy Co.	2.681	JPMorgan Securities, Inc.	10/26/20	37	3,304	—	3,304
SPDR S&P 500 ETF	1M USD LIBOR	JPMorgan Securities, Inc.	11/23/18	2,525	196,731	4,174	192,557
Spie SA	1.840	JPMorgan Securities, Inc.	08/13/20 - 10/16/20	16	27,392	—	27,392
Spirax Sarco Engineering PLC	1.890	JPMorgan Securities, Inc.	10/02/20	3	(1,872)	—	(1,872)
Spirit Airlines, Inc.	1.890	JPMorgan Securities, Inc.	10/15/20	5	(26,863)	—	(26,863)
Spotify Technology SA	1.490	JPMorgan Securities, Inc.	06/11/20 - 10/15/20	2	4,806	—	4,806
Spx Flow, Inc.	2.680	JPMorgan Securities, Inc.	08/10/20 - 10/01/20	5	(48,310)	—	(48,310)
Square, Inc. Class A	1.890	JPMorgan Securities, Inc.	12/16/19	1	(5,418)	—	(5,418)
SSAB AB Class B	2.680	JPMorgan Securities, Inc.	07/10/20 - 10/26/20	81	(37,341)	—	(37,341)
SSP Group PLC	2.655	JPMorgan Securities, Inc.	04/16/20 - 10/16/20	33	(5,102)	—	(5,102)
ST James S Place Capital PLC	2.655	JPMorgan Securities, Inc.	08/13/20 - 10/16/20	20	(20,947)	—	(20,947)
Staar Surgical Co.	2.680	JPMorgan Securities, Inc.	09/08/20	2	(1,203)	—	(1,203)
Star Entertainment Group Ltd.	1.690	JPMorgan Securities, Inc.	08/24/20	13	1,596	—	1,596
Starhub Ltd.	(0.810)	JPMorgan Securities, Inc.	07/13/20	34	813	—	813
Steelcase, Inc. Class A	2.680	JPMorgan Securities, Inc.	10/01/20 - 10/15/20	13	771	—	771
Stella Jones, Inc.	1.890	JPMorgan Securities, Inc.	10/26/20	9	1,328	—	1,328
Sterling Bancorp	1.890	JPMorgan Securities, Inc.	03/06/20 - 10/26/20	15	44,040	—	44,040
Subsea 7 SA	2.680	JPMorgan Securities, Inc.	06/22/20	5	(5,965)	—	(5,965)
Suez SA	1.840	JPMorgan Securities, Inc.	10/26/20	19	(5,451)	—	(5,451)
Sumitomo Corp.	2.630	JPMorgan Securities, Inc.	10/05/20 - 10/29/20	19	(30,771)	—	(30,771)
Sumitomo Heavy Industries Ltd.	2.630	JPMorgan Securities, Inc.	12/12/19 - 03/19/20	4	(10,250)	—	(10,250)
Sumitomo Metal Mining Co. Ltd.	1.790	JPMorgan Securities, Inc.	10/15/19 - 05/29/20	9	19,330	—	19,330

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Supernus Pharmaceuticals, Inc.	2.680%	JPMorgan Securities, Inc.	05/04/20 - 10/26/20	$5	$(527)	$—	$(527)
Suzuken Co. Ltd.	2.630	JPMorgan Securities, Inc.	11/14/18 - 09/18/20	8	20,551	—	20,551
Switch, Inc. Class A	1.390	JPMorgan Securities, Inc.	02/10/20 - 03/06/20	21	3,520	—	3,520
Taisei Corp.	2.630	JPMorgan Securities, Inc.	04/13/20 - 07/13/20	4	(7,924)	—	(7,924)
Taiwan Semicondt Manufacturing Co. Ltd.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	16	(59,627)	—	(59,627)
Taiwan Semiconductor Manufacturing Co. Ltd.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	5	(16,989)	—	(16,989)
Tate & Lyle PLC	2.655	JPMorgan Securities, Inc.	03/16/20 - 10/16/20	34	7,422	—	7,422
TCF Financial Corp.	2.681	JPMorgan Securities, Inc.	10/26/20	13	(2,745)	—	(2,745)
Technology Select Sector SPDR Fund	1M USD LIBOR	JPMorgan Securities, Inc.	11/23/18	2,421	42,843	—	42,843
Techtronic Industries Ltd.	2.680	JPMorgan Securities, Inc.	08/24/20 - 10/16/20	51	(52,969)	—	(52,969)
Teck Resources Ltd.	2.730	JPMorgan Securities, Inc.	10/15/20	13	(34,558)	—	(34,558)
Teladoc, Inc.	1.090	JPMorgan Securities, Inc.	04/23/20	4	(26,811)	—	(26,811)
Telenet Group Holding NV	1.740	JPMorgan Securities, Inc.	06/26/20 - 10/16/20	2	4,665	—	4,665
Telephone & Data Systems, Inc.	2.680	JPMorgan Securities, Inc.	06/05/19 - 10/15/20	9	(81)	—	(81)
Tellurian, Inc.	(1.610)	JPMorgan Securities, Inc.	09/08/20 - 10/01/20	21	12,070	—	12,070
Telstra Corp. Ltd.	2.680	JPMorgan Securities, Inc.	10/16/20	76	(740)	—	(740)
Tenable Holdings, Inc.	2.681	JPMorgan Securities, Inc.	10/26/20	5	(2,334)	—	(2,334)
Tenet Healthcare Corp.	2.680	JPMorgan Securities, Inc.	04/23/20 - 10/26/20	8	2,013	—	2,013
Tenneco, Inc.	1.890	JPMorgan Securities, Inc.	10/26/20	9	2,771	—	2,771
Tesla Motors, Inc.	0.190	JPMorgan Securities, Inc.	01/08/20	1	(62,015)	—	(62,015)
Tetra Technology, Inc.	2.680	JPMorgan Securities, Inc.	08/10/20 - 10/15/20	4	8,006	—	8,006
Teva Pharmaceutical Industries Ltd. ADR	2.680	JPMorgan Securities, Inc.	10/15/20 - 10/26/20	14	(8,557)	—	(8,557)
TFI International, Inc.	2.730	JPMorgan Securities, Inc.	07/09/20 - 10/15/20	9	3,887	—	3,887
TGS Nopec Geophysical Co. Class A	2.680	JPMorgan Securities, Inc.	06/22/20	9	(22,974)	—	(22,974)
The Bank of Kyoto Ltd.	2.630	JPMorgan Securities, Inc.	07/12/19 - 07/24/19	7	(40,594)	—	(40,594)
The Cooper Cos., Inc.	1.890	JPMorgan Securities, Inc.	07/20/20 - 10/15/20	1	(8,614)	—	(8,614)
The Hain Celestial Group, Inc.	1.890	JPMorgan Securities, Inc.	07/09/20 - 10/15/20	7	2,484	—	2,484
The Medicines Co.	1.890	JPMorgan Securities, Inc.	05/10/19 - 10/01/20	9	28,184	—	28,184
The Middleby Corp.	1.890	JPMorgan Securities, Inc.	10/31/18 - 10/30/20	3	3,899	—	3,899
The Mosaic Co.	2.680	JPMorgan Securities, Inc.	10/01/20 - 10/15/20	9	(16,085)	—	(16,085)
The Weir Group PLC	1.890	JPMorgan Securities, Inc.	07/10/20 - 10/26/20	13	8,654	—	8,654
Thomson Reuters Corp.	1.890	JPMorgan Securities, Inc.	10/01/20	1	(1,570)	—	(1,570)
Thor Industries, Inc.	1.890	JPMorgan Securities, Inc.	07/31/20 - 10/15/20	3	26,070	—	26,070
TIS, Inc.	2.630	JPMorgan Securities, Inc.	01/14/20 - 03/30/20	4	(10,243)	—	(10,243)
TMX Group, Inc.	2.731	JPMorgan Securities, Inc.	10/26/20	5	3,321	—	3,321
Tokyo Electric Power Co. Holdings, Inc.	2.630	JPMorgan Securities, Inc.	07/02/20 - 07/27/20	72	(5,792)	—	(5,792)
Tomra Systems	2.694	JPMorgan Securities, Inc.	10/26/20 - 10/29/20	12	(317)	—	(317)
Tomtom NV	2.680	JPMorgan Securities, Inc.	08/03/20 - 09/21/20	19	4,490	—	4,490
Toyoda Boshoku Cirp	2.630	JPMorgan Securities, Inc.	03/30/20 - 04/13/20	7	(8,478)	—	(8,478)
TPG Telecom Ltd.	2.680	JPMorgan Securities, Inc.	09/08/20 - 10/16/20	29	(9,878)	—	(9,878)
Transcanada Corp.	1.690	JPMorgan Securities, Inc.	06/25/20 - 10/15/20	7	8,392	—	8,392
Transcontinental, Inc. Class A	2.730	JPMorgan Securities, Inc.	07/09/20	9	4,524	—	4,524
Transurban Group	1.690	JPMorgan Securities, Inc.	08/13/20 - 10/16/20	37	(12,311)	—	(12,311)
Travelport Worldwide Ltd.	2.680	JPMorgan Securities, Inc.	04/23/20 - 10/01/20	17	(151)	—	(151)
Trex, Inc.	1.890	JPMorgan Securities, Inc.	10/15/20	3	10,332	—	10,332

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
TriNet Group, Inc.	2.680%	JPMorgan Securities, Inc.	12/09/19 - 03/27/20	$2		$(3,775)	$—	$(3,775)
Trinseo SA	2.680	JPMorgan Securities, Inc.	08/10/20 - 09/18/20	3		(14,765)	—	(14,765)
Tryg A/S	1.690	JPMorgan Securities, Inc.	02/03/20 - 04/24/20	14		(2,652)	—	(2,652)
TS Tech Co. Ltd.	2.630	JPMorgan Securities, Inc.	01/23/20	3		(8,046)	—	(8,046)
Tullow Oil PLC	2.655	JPMorgan Securities, Inc.	06/22/20	99		(27,385)	—	(27,385)
Twitter, Inc.	1.890	JPMorgan Securities, Inc.	10/15/20	6		(49,871)	—	(49,871)
Ubisoft Entertainment SA	2.680	JPMorgan Securities, Inc.	06/22/20 - 10/16/20	3		(29,911)	—	(29,911)
Under Armour, Inc. Class A	1.490	JPMorgan Securities, Inc.	10/15/20	13		(51,369)	—	(51,369)
Unione di Banche Italiane SpA	1.840	JPMorgan Securities, Inc.	06/26/20 - 10/16/20	65		27,240	—	27,240
Unipolsai SpA	2.680	JPMorgan Securities, Inc.	10/02/20	93		(2,129)	—	(2,129)
United Internet AG	1.840	JPMorgan Securities, Inc.	08/24/20 - 10/16/20	7		3,912	—	3,912
United States Cellular Corp.	2.680	JPMorgan Securities, Inc.	12/24/18 - 05/23/19	7		14,472	—	14,472
Universal Display Corp.	1.390	JPMorgan Securities, Inc.	12/16/19	2		(33,170)	—	(33,170)
	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	3		18,313	—	18,313
Universal Entertainment Corp.	(0.060)	JPMorgan Securities, Inc.	01/14/20 - 01/23/20	3		2,385	—	2,385
Urban Outfitters, Inc.	2.680	JPMorgan Securities, Inc.	10/01/20 - 10/26/20	7		9,142	—	9,142
Valmet Oyj	2.680	JPMorgan Securities, Inc.	10/31/19 - 01/22/20	16		18,834	—	18,834
Valvoline, Inc.	1.890	JPMorgan Securities, Inc.	11/21/19 - 12/02/19	15		(3,886)	—	(3,886)
Veeva Systems, Inc. Class A	2.680	JPMorgan Securities, Inc.	03/09/20 - 10/26/20	3		5,797	—	5,797
Veoneer, Inc.	1.890	JPMorgan Securities, Inc.	07/06/20 - 10/26/20	5		59,236	—	59,236
Verbund AG	2.680	JPMorgan Securities, Inc.	10/02/20	6		(27,411)	—	(27,411)
Verint System, Inc.	2.681	JPMorgan Securities, Inc.	10/26/20	6		1,038	—	1,038
Vermilion Energy, Inc.	1.890	JPMorgan Securities, Inc.	02/10/20 - 10/26/20	10		35,463	—	35,463
ViaSat, Inc.	1.240	JPMorgan Securities, Inc.	12/05/18 - 10/19/20	5		(6,306)	—	(6,306)
Visteon Corp.	1.890	JPMorgan Securities, Inc.	10/26/20	—	*	153	—	153
Voya Financial, Inc.	2.680	JPMorgan Securities, Inc.	12/05/18 - 07/02/20	7		(24,331)	—	(24,331)
Wabtec Corp.	1.890	JPMorgan Securities, Inc.	08/24/20 - 10/26/20	3		40,601	—	40,601
Wall-Mart Stores, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	11/23/18	699		(37,027)	—	(37,027)
Wartsila Corp. Class B	1.690	JPMorgan Securities, Inc.	08/13/20 - 10/26/20	18		(5,288)	—	(5,288)
Wayfair, Inc. Class A	1.530	JPMorgan Securities, Inc.	11/21/19 - 10/01/20	2		9,807	—	9,807
Weatherford International PLC	1.890	JPMorgan Securities, Inc.	03/04/19 - 10/26/20	90		107,058	—	107,058
Welbilt, Inc.	1.890	JPMorgan Securities, Inc.	08/24/20 - 10/15/20	16		4,940	—	4,940
WellCare Health Plans, Inc.	2.680	JPMorgan Securities, Inc.	06/29/20 - 08/06/20	1		(31,287)	—	(31,287)
Wesco International, Inc.	2.680	JPMorgan Securities, Inc.	12/16/19 - 01/08/20	6		(11,574)	—	(11,574)
West Fraser Timber Co. Ltd.	2.730	JPMorgan Securities, Inc.	06/11/20	3		2,013	—	2,013
Westpac BKG Corp.	1.690	JPMorgan Securities, Inc.	10/16/20	11		(2,900)	—	(2,900)
Whiting Pete Corp.	2.680	JPMorgan Securities, Inc.	10/15/20	3		(16,492)	—	(16,492)
Wingstop, Inc.	2.681	JPMorgan Securities, Inc.	10/26/20	3		(20,586)	—	(20,586)
Wisetech Global	0.940	JPMorgan Securities, Inc.	10/02/20 - 10/16/20	12		11,277	—	11,277
Wix.com Ltd.	2.680	JPMorgan Securities, Inc.	02/24/20 - 10/01/20	2		9,562	—	9,562
Woodside Petroleum Ltd	2.680	JPMorgan Securities, Inc.	10/02/20	10		(12,582)	—	(12,582)
Wright Medical Group NV	1.890	JPMorgan Securities, Inc.	04/23/20	12		(2,542)	—	(2,542)
WSP Global, Inc.	2.730	JPMorgan Securities, Inc.	07/31/20 - 10/15/20	6		431	—	431
Wynn Macau Ltd.	1.690	JPMorgan Securities, Inc.	10/05/20 - 10/16/20	98		(2,339)	—	(2,339)
Wynn Resorts Ltd.	1.890	JPMorgan Securities, Inc.	07/20/20 - 10/15/20	2		37,138	—	37,138
Xero Ltd.	2.680	JPMorgan Securities, Inc.	10/02/20	2		(4,426)	—	(4,426)
Yahoo Japan Corp.	1.890	JPMorgan Securities, Inc.	10/19/20	23		5,404	—	5,404
Yara International ASA	1.690	JPMorgan Securities, Inc.	06/26/20 - 10/16/20	5		19,044	—	19,044
Yelp, Inc.	2.680	JPMorgan Securities, Inc.	08/24/20	2		1,978	—	1,978
Zebra Technologies Corp. Class A	2.680	JPMorgan Securities, Inc.	03/16/20 - 04/23/20	2		27,272	—	27,272

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Zillow Group, Inc. Class C	1.890%	JPMorgan Securities, Inc.	06/11/20 - 10/15/20	$5		$(11,049)	$—	$(11,049)
Zogenix, Inc.	1.890	JPMorgan Securities, Inc.	07/20/20 - 10/01/20	3		(8,121)	—	(8,121)
Zscaler, Inc.
	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/20	5		(3,787)	—	(3,787)
	0.490	JPMorgan Securities, Inc.	06/25/20 - 06/26/20	3		(4,758)	—	(4,758)
Accenture PLC Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	—	*	(303)	—	(303)
Adobe Systems, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1		7,108	—	7,108
Advanced Micro Devices, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1		(4,315)	—	(4,315)
Aetna, Inc.	2.200	MS & Co. Int. PLC	02/03/20	19		(5,228)	—	(5,228)
Alliance Data Systems Corp.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	7		(31,285)	—	(31,285)
Alphabet, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1		(10,503)	—	(10,503)
Alphabet, Inc. Class C	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1		(14,088)	—	(14,088)
Amazon.com, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1		(189,560)	—	(189,560)
Amgen	1M USD LIBOR	MS & Co. Int. PLC	05/31/19	529		14,741	—	14,741
Atento SA	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	30		(25,647)	—	(25,647)
Atlassian Corp. PLC Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	3		(10,387)	—	(10,387)
Automatic Data Processing, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1		1,848	—	1,848
Blackbaud, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1		(465)	—	(465)
Booking Holdings, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	—	*	19,998	—	19,998
Broadcom, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1		(9,723)	—	(9,723)
Chroma Ate, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	67		(45,427)	—	(45,427)
Consumer Discretionary Select Sector SPDR ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	483		13,428	—	13,428
CoStar Group, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1		(27,135)	—	(27,135)
CVS Corp.	2.200	MS & Co. Int. PLC	02/03/20	16		3,649	—	3,649
Edenred SA	1M EUR LIBOR	MS & Co. Int. PLC	05/15/20	1		4,031	—	4,031
EPAM Systems, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	6		5,042	—	5,042
Equifax, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	13		(289,961)	—	(289,961)
ETFMG Prime Cyber Security ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,731		13,345	—	13,345
Exlservice Holdings, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	17		70,333	—	70,333
Expedia Group, Inc	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	6		40,130	—	40,130
Experian PLC	1M GBP LIBOR	MS & Co. Int. PLC	05/15/20	32		28,112	—	28,112
Exxon Mobil Corp.	1M USD LIBOR	MS & Co. Int. PLC	11/23/18	470		4,934	—	4,934
Facebook, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	5		(9,902)	—	(9,902)
FleetCor Technologies, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	10		(90,209)	—	(90,209)
Flex Ltd.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	78		(319,710)	—	(319,710)
FormFactor, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	37		(6,904)	—	(6,904)
Genpact Ltd.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	28		(20,285)	—	(20,285)
Global Payments, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	19		(28,431)	—	(28,431)
GoDaddy, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	12		(22,709)	—	(22,709)
Guidewire Software, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2		257	—	257
Harris Corp.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	6		(146,721)	—	(146,721)
HubSpot, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	4		22,795	—	22,795
Huron Consulting Group, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	6		47,203	—	47,203
Intuit, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	—	*	817	—	817
Invesco QQQ Trust Series 1 ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2,775		42,545	—	42,545
iShares Core S&P Small-Capital ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2,149		46,275	—	46,275
iShares Edge MSCI USA Momentum Factor ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2,352		47,456	—	47,456

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
iShares North America Technology ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	$539		$9,502	$—	$9,502
iShares North American Technology-Multimedia Networking ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	847		11,648	—	11,648
iShares PHLX Semiconductor ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	4,781		150,667	—	150,667
iShares Russell 1000 ETF	1M USD LIBOR	MS & Co. Int. PLC	11/23/18	2,098		140,040	—	140,040
iShares Russell 2000 Growth ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2,678		70,481	—	70,481
iShares Russell Mid-Capital Growth ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	923		13,976	—	13,976
iShares S&P NA Technology ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2,926		51,639	—	51,639
iShares S&P NA Technology-Multimedia Networking ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,813		(13,731)	(5,728)	(8,003)
iShares S&P NA Technology-Software ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,661		11,681	—	11,681
iShares S&P Small-Capital 600 Growth ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,152		16,846	—	16,846
iShares U.S. Real Estate ETF	1M USD LIBOR	MS & Co. Int. PLC	11/23/18	382		21,096	764	20,332
iShares U.S. Technology ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,962		20,545	—	20,545
Just Eat PLC	1M GBP LIBOR	MS & Co. Int. PLC	05/15/20	9		(1,615)	—	(1,615)
Marvell Technology Group Ltd.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	57		(96,464)	—	(96,464)
Mastercard, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	5		(12,697)	—	(12,697)
Microchip Technology, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	—	*	(365)	—	(365)
Microsoft Corp.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1		(517)	—	(517)
Motorola Solutions, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	5		10,554	—	10,554
Netflix, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2		(77,009)	—	(77,009)
Nex Group PLC	0.720%	MS & Co. Int. PLC	12/20/19	210		160,505	—	160,505
PayPal Holdings, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	17		122,273	—	122,273
Salesforce.com, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	7		(35,155)	—	(35,155)
Scor SE	(0.340)	MS & Co. Int. PLC	12/20/19	6		(5,603)	—	(5,603)
ServiceNow, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	4		(899)	—	(899)
SPDR S&P 500 ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	141		2,132	—	2,132
SPDR S&P MidCap 400 ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,271		37,790	—	37,790
SPDR S&P Regional Banking ETF	1M USD LIBOR	MS & Co. Int. PLC	11/23/18	507		76,247	1,452	74,795
Spotify Technology SA	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1		(6,072)	—	(6,072)
Total System Services, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	14		(21,296)	—	(21,296)
TransUnion	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	14		(32,083)	—	(32,083)
TriNet Group, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	29		(49,464)	—	(49,464)
Trupanion, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	19		(54,826)	—	(54,826)
Universal Display Corp.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1		7,360	—	7,360
Vanguard Small-Capital Growth ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2,657		67,342	—	67,342
VeriSign, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	6		(1,600)	—	(1,600)
Visa, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	11		4,150	—	4,150
WEX, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	11		(84,509)	—	(84,509)
Workday, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1		3,972	—	3,972
2U, Inc.	2.173	UBS AG (London)	12/14/18	11		(40,065)	—	(40,065)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
AAC Technologies Holding, Inc.	1.019%	UBS AG (London)	12/14/18	$65		$(14,474)	$—	$(14,474)
Accor SA	(0.456)	UBS AG (London)	12/14/18	12		(3,320)	—	(3,320)
Acs Actividades De Construccion Y Servicios SA	(0.456)	UBS AG (London)	05/02/19	17		(4,095)	—	(4,095)
Adidas AG	(0.456)	UBS AG (London)	12/14/18	3		4,808	—	4,808
AEON Co. Ltd.	(0.101)	UBS AG (London)	12/14/18	27		(4,762)	—	(4,762)
Aeon Mall Co. Ltd.	(0.101)	UBS AG (London)	12/14/18	39		21,101	—	21,101
Agco Corp.	2.307	UBS AG (London)	12/14/18	9		37,605	—	37,605
Ageas SA	(0.456)	UBS AG (London)	12/14/18	12		7,356	—	7,356
Agilent Technologies, Inc.	2.307	UBS AG (London)	12/14/18	10		25,850	—	25,850
Air Lease Corp.	2.173	UBS AG (London)	12/14/18	15		(17,942)	—	(17,942)
Airbus SE	(0.456)	UBS AG (London)	12/14/18	6		(9,038)	—	(9,038)
Aisin SEiki Co. Ltd.	(0.101)	UBS AG (London)	12/14/18	15		(5,661)	—	(5,661)
Allison Transmission Holdings, Inc.	2.307	UBS AG (London)	12/14/18	13		1,957	—	1,957
Alphabet, Inc. Class A	2.307	UBS AG (London)	12/14/18	1		31,344	—	31,344
ALS Ltd.	1.850	UBS AG (London)	12/14/18	95		18,289	—	18,289
Altice USA, Inc.	2.307	UBS AG (London)	12/14/18	35		59,983	—	59,983
Amern Eagle Outfitters, Inc.	2.307	UBS AG (London)	12/14/18	29		(5,782)	—	(5,782)
Ametek, Inc.	2.307	UBS AG (London)	12/14/18	9		12,217	—	12,217
Amorepacific Corp.	2.307	UBS AG (London)	12/14/18	2		8,987	—	8,987
AMP Ltd.	1.850	UBS AG (London)	12/14/18	370		(32,652)	—	(32,652)
Analog Devices	2.173	UBS AG (London)	12/14/18	7		(22,903)	—	(22,903)
Andritz AG	(0.456)	UBS AG (London)	12/14/18	12		(14,297)	—	(14,297)
Anhui Conch Cement Co. Ltd.	1.019	UBS AG (London)	12/14/18	130		18,135	—	18,135
Ap Moeller – Maersk A/S	(0.405)	UBS AG (London)	12/14/18	—	*	(4,357)	—	(4,357)
Aperam SA	(0.456)	UBS AG (London)	12/14/18	10		(10,920)	—	(10,920)
Archer-Daniels-Midland Co.	2.307	UBS AG (London)	12/14/18	13		3,050	—	3,050
Aristocrat Leisure Ltd.	1.850	UBS AG (London)	12/14/18	28		6,240	—	6,240
Ashtead Group PLC	0.691	UBS AG (London)	12/14/18	22		22,681	—	22,681
ASM Pacific Technology Ltd.	1.189	UBS AG (London)	12/14/18	9		(4,784)	—	(4,784)
ASML Holding NV	(0.456)	UBS AG (London)	12/14/18	3		18,542	—	18,542
Astellas Pharma, Inc.	(0.068)	UBS AG (London)	12/14/18	39		10,026	—	10,026
Astrazeneca PLC	0.691	UBS AG (London)	12/14/18	9		(13,806)	—	(13,806)
Asustek Computer, Inc.	2.307	UBS AG (London)	12/14/18	78		(1,214)	—	(1,214)
Athenahealth, Inc.	2.307	UBS AG (London)	12/14/18	1		4,115	—	4,115
Atos SE	(0.456)	UBS AG (London)	12/14/18	2		(1,986)	—	(1,986)
Axfood AB	(0.462)	UBS AG (London)	12/14/18	45		11,103	—	11,103
Axon Enterprise, Inc.	2.173	UBS AG (London)	12/14/18	11		(62,176)	—	(62,176)
Babcock International Group	0.691	UBS AG (London)	12/14/18	65		(4,001)	—	(4,001)
BAE Systems PLC	0.691	UBS AG (London)	12/14/18	81		(12,339)	—	(12,339)
Ball Corp.	2.173	UBS AG (London)	12/14/18	17		(16,132)	—	(16,132)
Bankinter	(0.456)	UBS AG (London)	05/02/19	9		1,103	—	1,103
Bayerische Motoren Werke AG	(0.456)	UBS AG (London)	12/14/18	7		4,333	—	4,333
Beacon Roofing Supply, Inc.	2.173	UBS AG (London)	12/14/18	13		(34,030)	—	(34,030)
Becton Dickinson & Co.	2.173	UBS AG (London)	12/14/18	2		(4,721)	—	(4,721)
Beiersdorf AG	(0.456)	UBS AG (London)	12/14/18	5		(10,940)	—	(10,940)
Beijing Enterprises Holdings	0.000	UBS AG (London)	12/14/18	19		960	—	960
Berkeley Group Holdings PLC	0.691	UBS AG (London)	12/14/18	13		19,126	—	19,126
BIO Rad Laboratories, Inc. Class A	2.307	UBS AG (London)	12/14/18	2		15,231	—	15,231

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Block H & R, Inc.	2.307%	UBS AG (London)	12/14/18	$25	$20,205	$—	$20,205
Blueprint Medicines Corp.	2.307	UBS AG (London)	12/14/18	4	(3,291)	—	(3,291)
Bluescope Steel Ltd.	1.850	UBS AG (London)	12/14/18	62	11,195	—	11,195
BOC Aviation Ltd.	1.019	UBS AG (London)	12/14/18	66	(12,592)	—	(12,592)
Boliden AB	(0.462)	UBS AG (London)	12/14/18	15	17,318	—	17,318
Bridgestone Corp.	(0.101)	UBS AG (London)	12/14/18	9	(7,444)	—	(7,444)
Brilliance China Automotive	1.019	UBS AG (London)	12/14/18	762	(44,397)	—	(44,397)
Brother Industries Ltd.	(0.101)	UBS AG (London)	12/14/18	34	31,746	—	31,746
Brunswick Corp.	2.307	UBS AG (London)	12/14/18	10	30,240	—	30,240
Bucher Industries AG	(0.782)	UBS AG (London)	12/14/18	1	5,692	—	5,692
Burberry Group PLC	0.691	UBS AG (London)	12/14/18	27	24,567	—	24,567
Burlington Stores, Inc.	2.307	UBS AG (London)	12/14/18	2	(1,001)	—	(1,001)
BWX Technologies, Inc.	2.173	UBS AG (London)	12/14/18	7	(16,037)	—	(16,037)
Byd Co. Ltd.	1.019	UBS AG (London)	12/14/18	103	(9,109)	—	(9,109)
Caesars Entertainment Corp.	2.173	UBS AG (London)	12/14/18	36	(13,606)	—	(13,606)
Campbell Soup Co.	2.173	UBS AG (London)	12/14/18	15	2,814	—	2,814
Carlsberg A/S	(0.405)	UBS AG (London)	12/14/18	5	915	—	915
Carnival Corp.	0.691	UBS AG (London)	12/14/18	10	12,833	—	12,833
Carrefour SA	(0.456)	UBS AG (London)	12/14/18	35	1,539	—	1,539
Carter’S, Inc.	0.000	UBS AG (London)	12/14/18	4	11,933	—	11,933
Catcher Technology Co. Ltd.	2.307	UBS AG (London)	12/14/18	61	(26,863)	—	(26,863)
Cathay General Bancorp	2.307	UBS AG (London)	12/14/18	15	2,164	—	2,164
CBS Corp.	2.307	UBS AG (London)	12/14/18	4	12,301	—	12,301
Celanese Corp.	2.307	UBS AG (London)	12/14/18	3	9,706	—	9,706
Cellnex Telecom SA	(0.456)	UBS AG (London)	05/02/19	22	(16,241)	—	(16,241)
Central Japan Railway Corp.	(0.101)	UBS AG (London)	12/14/18	3	9,987	—	9,987
CF Industries Holding, Inc.	2.173	UBS AG (London)	12/14/18	14	(45,786)	—	(45,786)
Cheng Shin Rubber Industry	2.307	UBS AG (London)	12/14/18	448	(30,942)	—	(30,942)
Cheniere Energy, Inc.	2.173	UBS AG (London)	12/14/18	1	(4,111)	—	(4,111)
China Conch Venture Holdings	0.000	UBS AG (London)	12/14/18	38	791	—	791
China Mengniu Dairy Co.	1.019	UBS AG (London)	12/14/18	195	7,387	—	7,387
China Merchants Holdings (International)	1.019	UBS AG (London)	12/14/18	328	(11,834)	—	(11,834)
China Petroleum & Chem Corp.	1.019	UBS AG (London)	12/14/18	712	(4,623)	—	(4,623)
China Resources Beer Holdings	1.019	UBS AG (London)	12/14/18	176	16,754	—	16,754
CHN Industrial NV	(0.456)	UBS AG (London)	12/14/18	51	3,621	—	3,621
Cie Financiere Richemont AG	(0.782)	UBS AG (London)	12/14/18	2	(4,872)	—	(4,872)
Cigna Corp.	2.307	UBS AG (London)	12/14/18	3	22,197	—	22,197
Cimic Group Ltd.	1.850	UBS AG (London)	12/14/18	21	21,650	—	21,650
Cimpress NV	2.173	UBS AG (London)	12/14/18	4	(16,135)	—	(16,135)
Cinemark Holdings, Inc.	2.307	UBS AG (London)	12/14/18	8	7,754	—	7,754
CJ Corp.	2.307	UBS AG (London)	12/14/18	4	3,367	—	3,367
Cobham PLC	0.691	UBS AG (London)	12/14/18	300	(4,687)	—	(4,687)
Coca-Cola Bottlers Japan Holding	2.173	UBS AG (London)	12/14/18	4	(202)	—	(202)
Coca-Cola Co.	2.173	UBS AG (London)	12/14/18	14	(19,905)	—	(19,905)
Coca-Cola European Partners	2.173	UBS AG (London)	12/14/18	9	4,664	—	4,664
Coca-Cola HBC AG	0.691	UBS AG (London)	12/14/18	18	(5,150)	—	(5,150)
Cochlear Ltd.	1.850	UBS AG (London)	12/14/18	5	16,856	—	16,856
Cognex Corp.	2.173	UBS AG (London)	12/14/18	14	(43,583)	—	(43,583)
Colruyt SA	(0.456)	UBS AG (London)	12/14/18	5	2,121	—	2,121

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Computershare Ltd.	1.850%	UBS AG (London)	12/14/18	$49		$15,756	$—	$15,756
Conocophillips	2.307	UBS AG (London)	12/14/18	9		25,642	—	25,642
Costar Group, Inc.	2.173	UBS AG (London)	12/14/18	2		(19,764)	—	(19,764)
Crane Co.	2.307	UBS AG (London)	12/14/18	7		13,955	—	13,955
Cree, Inc.	2.173	UBS AG (London)	12/14/18	17		(39,232)	—	(39,232)
CSL Ltd.	1.850	UBS AG (London)	12/14/18	1		4,382	—	4,382
CTS Eventim AG & Co. KGaA	(0.456)	UBS AG (London)	12/14/18	11		8,615	—	8,615
Cummins, Inc.	2.307	UBS AG (London)	12/14/18	5		24,344	—	24,344
Curtiss-Wright Corp.	2.307	UBS AG (London)	12/14/18	6		11,546	—	11,546
CVR Energy, Inc.	2.307	UBS AG (London)	12/14/18	10		22,355	—	22,355
CVS Health Corp.	2.173	UBS AG (London)	12/14/18	8		(17,792)	—	(17,792)
Daifuku Co. Ltd.	(0.101)	UBS AG (London)	12/14/18	3		(9,349)	—	(9,349)
Daiichi Sankyo Co. Ltd.	(0.101)	UBS AG (London)	12/14/18	16		8,900	—	8,900
Daikin Industries Ltd.	(0.101)	UBS AG (London)	12/14/18	5		19,841	—	19,841
Daimler AG	(0.456)	UBS AG (London)	12/14/18	10		3,689	—	3,689
Daiwa House Industry Co.	(0.101)	UBS AG (London)	12/14/18	20		27,079	—	27,079
Danske Bank A/S	(0.405)	UBS AG (London)	12/14/18	25		9,426	—	9,426
Darling Ingredients, Inc.	2.173	UBS AG (London)	12/14/18	19		(15,010)	—	(15,010)
Dassault Aviation SA	(0.456)	UBS AG (London)	12/14/18	—	*	19,679	—	19,679
Deere & Co.	2.173	UBS AG (London)	12/14/18	4		(23,321)	—	(23,321)
Dell Technologies, Inc.	2.307	UBS AG (London)	12/14/18	7		24,260	—	24,260
Deutsche Bank AG	(0.456)	UBS AG (London)	12/14/18	58		(941)	—	(941)
Diamondback Energy, Inc.	2.173	UBS AG (London)	12/14/18	4		(16,716)	—	(16,716)
Disco Corp.	(0.101)	UBS AG (London)	12/14/18	4		43,319	—	43,319
DKSH Holding AG	(0.782)	UBS AG (London)	12/14/18	6		(3,042)	—	(3,042)
Dollar Tree, Inc.	2.173	UBS AG (London)	12/14/18	8		(3,993)	—	(3,993)
Domino’s Pizza Enterprises Ltd.	1.850	UBS AG (London)	12/14/18	18		(19,805)	—	(19,805)
Doosan Bobcat, Inc.	2.307	UBS AG (London)	12/14/18	20		10,932	—	10,932
Dunkin’ Brands Group, Inc.	2.173	UBS AG (London)	12/14/18	6		(9,755)	—	(9,755)
Dycom Industries, Inc.	2.173	UBS AG (London)	12/14/18	6		(3,182)	—	(3,182)
E.On SE	(0.456)	UBS AG (London)	12/14/18	59		(3,208)	—	(3,208)
Eagle Materials, Inc.	2.307	UBS AG (London)	12/14/18	5		16,215	—	16,215
Eclat Textile Co. Ltd.	2.307	UBS AG (London)	12/14/18	55		(40,299)	—	(40,299)
Edenred SA	(0.456)	UBS AG (London)	12/14/18	18		7,497	—	7,497
Edison International	2.173	UBS AG (London)	12/14/18	1		(1,208)	—	(1,208)
Eisai Co. Ltd.	(0.101)	UBS AG (London)	12/14/18	5		(3,504)	—	(3,504)
Eldorado Resorts, Inc.	2.173	UBS AG (London)	12/14/18	7		(18,565)	—	(18,565)
Electrocomponents PLC	0.691	UBS AG (London)	12/14/18	75		19,457	—	19,457
Electrolux AB	(0.462)	UBS AG (London)	12/14/18	29		(28,541)	—	(28,541)
Elis SA	(0.456)	UBS AG (London)	12/14/18	17		(7,026)	—	(7,026)
Enagas SA	(0.456)	UBS AG (London)	05/02/19	20		(264)	—	(264)
Endo International PLC	2.307	UBS AG (London)	12/14/18	11		4,881	—	4,881
EnLink Midstream LLC	2.307	UBS AG (London)	12/14/18	10		1,331	—	1,331
Enn Energy Holdings Ltd.	1.019	UBS AG (London)	12/14/18	22		(988)	—	(988)
Equifax, Inc.	2.173	UBS AG (London)	12/14/18	7		(28,520)	—	(28,520)
Eurofins Scientific	(0.456)	UBS AG (London)	12/14/18	—	*	(4,606)	—	(4,606)
EXOR SpA	(0.456)	UBS AG (London)	12/14/18	8		(3,828)	—	(3,828)
Expeditors International Wash, Inc.	2.307	UBS AG (London)	12/14/18	7		9,922	—	9,922
Experian PLC	0.691	UBS AG (London)	12/14/18	26		6,495	—	6,495

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Far Eastern Corp.	2.307%	UBS AG (London)	12/14/18	$641		$23,211	$—	$23,211
Faurecia SA	(0.456)	UBS AG (London)	12/14/18	13		(5,376)	—	(5,376)
Feng Tay Entrprise Co. Ltd.	2.307	UBS AG (London)	12/14/18	110		(21,678)	—	(21,678)
Fielmann AG	(0.456)	UBS AG (London)	12/14/18	10		1,833	—	1,833
Fireeye, Inc.	2.173	UBS AG (London)	12/14/18	39		(80,646)	—	(80,646)
First Financial Bankshares, Inc.	2.173	UBS AG (London)	12/14/18	8		(5,770)	—	(5,770)
First Solar, Inc.	2.173	UBS AG (London)	12/14/18	10		(49,123)	—	(49,123)
Fleetcor Technologies, Inc.	2.173	UBS AG (London)	12/14/18	1		(9,754)	—	(9,754)
Flex Ltd.	2.173	UBS AG (London)	12/14/18	31		(28,751)	—	(28,751)
Fortescue Metals Group Ltd.	1.850	UBS AG (London)	12/14/18	242		(19,107)	—	(19,107)
Fortive Corp.	0.000	UBS AG (London)	12/14/18	9		(23,817)	—	(23,817)
Foxconn Technology Co. Ltd.	2.307	UBS AG (London)	12/14/18	257		(11,091)	—	(11,091)
Fuji Media Holdings, Inc.	(0.101)	UBS AG (London)	12/14/18	36		(120)	—	(120)
Fujifilm Holdings Corp.	(0.101)	UBS AG (London)	12/14/18	14		4,440	—	4,440
G4S PLC	0.691	UBS AG (London)	12/14/18	204		(3,775)	—	(3,775)
Galapagos NV	(0.456)	UBS AG (London)	12/14/18	7		(12,312)	—	(12,312)
Gartner, Inc.	2.173	UBS AG (London)	12/14/18	2		(11,161)	—	(11,161)
Gea Group AG	(0.456)	UBS AG (London)	12/14/18	19		(3,063)	—	(3,063)
Geely Automobile Holdings Ltd.	1.019	UBS AG (London)	12/14/18	346		60,788	—	60,788
Generac Holdings, Inc.	2.307	UBS AG (London)	12/14/18	7		10,967	—	10,967
Genting Singapore Ltd.	1.516	UBS AG (London)	12/14/18	616		5,207	—	5,207
Georg Fischer AG	(0.782)	UBS AG (London)	12/14/18	—	*	9,136	—	9,136
GlaxoSmithKline PLC	0.691	UBS AG (London)	12/14/18	32		9,290	—	9,290
Globalwafers Co. Ltd.	2.307	UBS AG (London)	12/14/18	87		71,301	—	71,301
GN Store Nord A/S	(0.405)	UBS AG (London)	12/14/18	21		13,510	—	13,510
Grace (W R) & Co.	2.307	UBS AG (London)	12/14/18	9		12,860	—	12,860
Grand Canyon Education, Inc.	2.173	UBS AG (London)	12/14/18	5		(18,808)	—	(18,808)
Groupe Eurotunnel SE	(0.456)	UBS AG (London)	12/14/18	57		2,776	—	2,776
Guidewire Software, Inc.	2.173	UBS AG (London)	12/14/18	5		(34,394)	—	(34,394)
Hana Financial Holdings	2.307	UBS AG (London)	12/14/18	9		(16,842)	—	(16,842)
Hankook Tire Co. Ltd.	2.307	UBS AG (London)	12/14/18	17		(33,886)	—	(33,886)
Hanmi Pharm Co. Ltd.	2.307	UBS AG (London)	12/14/18	2		(13,178)	—	(13,178)
Hanssem Co. Ltd.	2.307	UBS AG (London)	12/14/18	6		(23,745)	—	(23,745)
Hanwha Corp.	2.307	UBS AG (London)	12/14/18	17		24,886	—	24,886
Hasbro, Inc.	2.173	UBS AG (London)	12/14/18	7		(2,235)	—	(2,235)
Heidelbergcement AG	(0.456)	UBS AG (London)	12/14/18	6		(16,492)	—	(16,492)
Hella Gmbh & Co. KGaA	(0.456)	UBS AG (London)	12/14/18	4		996	—	996
Herbalife Ltd	2.307	UBS AG (London)	12/14/18	12		(11,940)	—	(11,940)
Hillenbrand, Inc.	2.307	UBS AG (London)	12/14/18	12		7,960	—	7,960
Hitachi Chemical Co. Ltd.	(0.101)	UBS AG (London)	12/14/18	28		1,512	—	1,512
Hitachi Ltd.	(0.101)	UBS AG (London)	12/14/18	7		5,011	—	5,011
Hiwin Technologies Corp.	2.307	UBS AG (London)	12/14/18	20		5,986	—	5,986
HLB Co. Ltd.	2.307	UBS AG (London)	12/14/18	7		(10,503)	—	(10,503)
Hochtief AG	(0.456)	UBS AG (London)	12/14/18	4		(895)	—	(895)
Hotel Shilla Ltd.	2.307	UBS AG (London)	12/14/18	4		(5,054)	—	(5,054)
Howden Joinery Group PLC	0.691	UBS AG (London)	12/14/18	84		22,063	—	22,063
HP, Inc.	2.307	UBS AG (London)	12/14/18	22		24,535	—	24,535
Hugo Boss AG	(0.456)	UBS AG (London)	12/14/18	8		13,902	—	13,902
Husqvarna AB	(0.462)	UBS AG (London)	12/14/18	84		(20,668)	—	(20,668)
Hyundai Engneering & Construction Co.	2.307	UBS AG (London)	12/14/18	10		15,641	—	15,641

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Hyundai Steel Co.	2.307%	UBS AG (London)	12/14/18	$9	$3,493	$—	$3,493
ICA Gruppen AB	(0.462)	UBS AG (London)	12/14/18	20	(22,869)	—	(22,869)
IDEXX Laboratories, Inc.	2.307	UBS AG (London)	12/14/18	3	24,584	—	24,584
IHI Corp.	(0.101)	UBS AG (London)	12/14/18	19	426	—	426
Iida Group Holdings Co. Ltd.	(0.101)	UBS AG (London)	12/14/18	34	(10,647)	—	(10,647)
Iliad	(0.456)	UBS AG (London)	12/14/18	5	(1,015)	—	(1,015)
Imperial Brands PLC	0.691	UBS AG (London)	12/14/18	18	(8,762)	—	(8,762)
Incitec Pivot Ltd.	1.850	UBS AG (London)	12/14/18	239	(18,784)	—	(18,784)
Ingenico Group	(0.456)	UBS AG (London)	12/14/18	10	38,994	—	38,994
Innolux Corp.	2.307	UBS AG (London)	12/14/18	1,719	(6,083)	—	(6,083)
Insperity, Inc.	2.307	UBS AG (London)	12/14/18	6	20,533	—	20,533
Insulet Corp.	2.173	UBS AG (London)	12/14/18	7	(34,771)	—	(34,771)
Intercontinental Hotels Group	0.691	UBS AG (London)	12/14/18	10	7,240	—	7,240
International Game Technology PLC	2.173	UBS AG (London)	12/14/18	18	(54,385)	—	(54,385)
Intertek Group PLC	0.691	UBS AG (London)	12/14/18	10	15,387	—	15,387
Inventec Co. Ltd.	2.307	UBS AG (London)	12/14/18	762	11,111	—	11,111
Ipsen SA	(0.456)	UBS AG (London)	12/14/18	4	954	—	954
Iss A/S	(0.405)	UBS AG (London)	12/14/18	19	(6,261)	—	(6,261)
ITT, Inc.	2.307	UBS AG (London)	12/14/18	13	13,166	—	13,166
Jacobs Engineering Group, Inc.	2.307	UBS AG (London)	12/14/18	4	9,611	—	9,611
James Hardie Industries PLC	1.850	UBS AG (London)	12/14/18	25	(1,172)	—	(1,172)
Jardine Cycle & Carriage Ltd.	1.516	UBS AG (London)	12/14/18	18	19,002	—	19,002
JD Sports Fashion PLC	0.691	UBS AG (London)	12/14/18	59	16,025	—	16,025
JGC Corp.	(0.101)	UBS AG (London)	12/14/18	12	5,398	—	5,398
Jtekt Corp.	(0.101)	UBS AG (London)	12/14/18	48	(9,172)	—	(9,172)
Kakaku.com, Inc.	(0.101)	UBS AG (London)	12/14/18	31	11,238	—	11,238
Kangwon Land, Inc.	2.307	UBS AG (London)	12/14/18	20	(11,524)	—	(11,524)
Kansai Paint Co. Ltd.	(0.101)	UBS AG (London)	12/14/18	42	(12,163)	—	(12,163)
Kao Corp.	(0.101)	UBS AG (London)	12/14/18	10	17,147	—	17,147
Keihan Holdings Co. Ltd.	(0.101)	UBS AG (London)	12/14/18	18	(12,084)	—	(12,084)
Keikyu Corp.	(0.101)	UBS AG (London)	12/14/18	39	(5,531)	—	(5,531)
Kennametal, Inc.	2.307	UBS AG (London)	12/14/18	16	18,619	—	18,619
Kering	(0.456)	UBS AG (London)	12/14/18	1	14,034	—	14,034
Keysight Technologies, Inc.	2.307	UBS AG (London)	12/14/18	3	1,419	—	1,419
KIA Motors Corp.	2.307	UBS AG (London)	12/14/18	25	10,071	—	10,071
Kingfisher PLC	0.691	UBS AG (London)	12/14/18	180	(18,074)	—	(18,074)
Kingsoft Co. Ltd.	1.019	UBS AG (London)	12/14/18	300	(26,750)	—	(26,750)
Kion Group Gmbh	(0.456)	UBS AG (London)	12/14/18	11	(25,365)	—	(25,365)
Kirby Corp.	2.173	UBS AG (London)	12/14/18	9	(15,792)	—	(15,792)
Kobayashi Pharmaceutical Co.	(0.101)	UBS AG (London)	12/14/18	10	32,003	—	32,003
Konica Minolta, Inc.	(0.101)	UBS AG (London)	12/14/18	61	3	—	3
Koninklijke Ahold Delhaize	(0.456)	UBS AG (London)	12/14/18	8	2,068	—	2,068
Koninklijke Boskalis Westminster NV	(0.456)	UBS AG (London)	12/14/18	26	2,396	—	2,396
Koninklijke Philips NV	(0.456)	UBS AG (London)	12/14/18	16	13,316	—	13,316
Korea Aerospace Industries Ltd.	2.307	UBS AG (London)	12/14/18	21	(22,401)	—	(22,401)
Korea Zinc Co. Ltd.	2.307	UBS AG (London)	12/14/18	1	6,440	—	6,440
Kose Corp.	(0.101)	UBS AG (London)	12/14/18	1	5,760	—	5,760
Kumho Petrochemical Co. Ltd.	2.307	UBS AG (London)	12/14/18	3	17,305	—	17,305
Kyushu Railway Co.	(0.101)	UBS AG (London)	12/14/18	20	(12,509)	—	(12,509)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Lafargeholcim Ltd.	(0.782)%	UBS AG (London)	12/14/18	$14		$(23,145)	$—	$(23,145)
Landstar System, Inc.	2.307	UBS AG (London)	12/14/18	6		2,359	—	2,359
Lauder (Estee) Cos., Inc. Class A	2.307	UBS AG (London)	12/14/18	5		50,277	—	50,277
Legal & Gen Group PLC	0.691	UBS AG (London)	12/14/18	97		4,093	—	4,093
LendingTree, Inc.	2.173	UBS AG (London)	12/14/18	—	*	(6,988)	—	(6,988)
Lenovo Group Ltd.	1.019	UBS AG (London)	12/14/18	948		10,803	—	10,803
Leonardo SpA	(0.456)	UBS AG (London)	12/14/18	26		(368)	—	(368)
LG Chemical Ltd.	2.307	UBS AG (London)	12/14/18	1		(4,633)	—	(4,633)
LG Innotek Co. Ltd.	2.307	UBS AG (London)	12/14/18	5		(6,170)	—	(6,170)
LG Uplus Corp.	2.307	UBS AG (London)	12/14/18	46		(11,507)	—	(11,507)
Li & Fung Ltd.	1.019	UBS AG (London)	12/14/18	566		(9,375)	—	(9,375)
Liberty Broadband Corp.	2.173	UBS AG (London)	12/14/18	8		(40,462)	—	(40,462)
LION Corp.	(0.101)	UBS AG (London)	12/14/18	17		(7,311)	—	(7,311)
Live Nation Entertainment	2.307	UBS AG (London)	12/14/18	6		17,885	—	17,885
Logitech International SA	(0.782)	UBS AG (London)	12/14/18	8		8,737	—	8,737
Lululemon Athletica, Inc.	2.307	UBS AG (London)	12/14/18	4		19,931	—	19,931
Luxottica Group Spa	(0.456)	UBS AG (London)	12/14/18	8		585	—	585
Lyondellbasell Industires Co.	2.307	UBS AG (London)	12/14/18	7		5,911	—	5,911
M/Acom Technology Solutions	2.173	UBS AG (London)	12/14/18	16		(6,235)	—	(6,235)
M3, Inc.	(0.101)	UBS AG (London)	12/14/18	17		(3,352)	—	(3,352)
Macquarie Group Ltd.	0.000	UBS AG (London)	12/14/18	3		5,118	—	5,118
Madison Square Garden Co.	2.173	UBS AG (London)	12/14/18	2		(8,676)	—	(8,676)
Marathon Oil Corp.	2.307	UBS AG (London)	12/14/18	33		27,982	—	27,982
Marine Harvest ASA	0.750	UBS AG (London)	12/14/18	25		(5,277)	—	(5,277)
Marks & Spencer Group PLC	0.691	UBS AG (London)	12/14/18	166		(660)	—	(660)
Martin Marietta Materials	2.173	UBS AG (London)	12/14/18	3		(56,391)	—	(56,391)
Marvell Technology Group Ltd.	2.173	UBS AG (London)	12/14/18	32		(25,534)	—	(25,534)
Masco Corp.	2.307	UBS AG (London)	12/14/18	23		54,992	—	54,992
Masimo Corp.	2.307	UBS AG (London)	12/14/18	4		10,212	—	10,212
Mattel, Inc.	2.173	UBS AG (London)	12/14/18	30		(7,108)	—	(7,108)
Mcdonald’S Holdings Co. Japan Ltd.	(0.101)	UBS AG (London)	12/14/18	14		4,438	—	4,438
MDU Resources Group, Inc.	2.307	UBS AG (London)	12/14/18	6		(3,251)	—	(3,251)
Mediaset Espana Comunicacion SA	(0.456)	UBS AG (London)	05/02/19	77		15,956	—	15,956
Medicines Co.	2.173	UBS AG (London)	12/14/18	16		12,537	—	12,537
Mediclinic International PLC	0.691	UBS AG (London)	12/14/18	39		(8,928)	—	(8,928)
Medipal Holdings Corp.	(0.101)	UBS AG (London)	12/14/18	16		15,133	—	15,133
Mednax, Inc.	2.307	UBS AG (London)	12/14/18	14		3,823	—	3,823
Medy-Tox, Inc.	2.307	UBS AG (London)	12/14/18	—	*	1,731	—	1,731
Meggitt PLC	0.691	UBS AG (London)	12/14/18	87		10,332	—	10,332
Melco International Development Ltd.	1.019	UBS AG (London)	12/14/18	154		9,779	—	9,779
Mellanox Technologies Ltd.	2.307	UBS AG (London)	12/14/18	9		35,142	—	35,142
Melrose Industries PLC	0.691	UBS AG (London)	12/14/18	264		(22,734)	—	(22,734)
Merlin Entertainments PLC	0.691	UBS AG (London)	12/14/18	133		(1,478)	—	(1,478)
MGM Resorts International	2.173	UBS AG (London)	12/14/18	23		(56,296)	—	(56,296)
Micro Focus International PLC ADR	0.691	UBS AG (London)	12/14/18	40		(13,677)	—	(13,677)
Microchip Technology, Inc.	2.173	UBS AG (London)	12/14/18	8		(27,930)	—	(27,930)
Micron Technology, Inc.	2.307	UBS AG (London)	12/14/18	18		51,503	—	51,503

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Middleby Corp.	2.173%	UBS AG (London)	12/14/18	$6		$(4,864)	$—	$(4,864)
Minth Group Ltd.	1.019	UBS AG (London)	12/14/18	198		(25,582)	—	(25,582)
Mitsubishi Motors Corp.	(0.101)	UBS AG (London)	12/14/18	93		(27,755)	—	(27,755)
Mohawk Industries, Inc.	2.173	UBS AG (London)	12/14/18	1		(9,118)	—	(9,118)
Monolithic Power Systems, Inc.	2.173	UBS AG (London)	12/14/18	5		(32,502)	—	(32,502)
MTR Corp. Ltd.	1.019	UBS AG (London)	12/14/18	118		(719)	—	(719)
MTU Aero Engines AG	(0.456)	UBS AG (London)	12/14/18	3		14,159	—	14,159
Murphy Oil Corp.	2.307	UBS AG (London)	12/14/18	15		19,528	—	19,528
Mylan NV	2.173	UBS AG (London)	12/14/18	11		(730)	—	(730)
Nagoya Railroad Co. Ltd.	(0.101)	UBS AG (London)	12/14/18	26		(9,649)	—	(9,649)
National Instruments Corp.	2.307	UBS AG (London)	12/14/18	15		20,744	—	20,744
Neogen Corp.	2.173	UBS AG (London)	12/14/18	9		13,586	—	13,586
New Relic, Inc.	2.307	UBS AG (London)	12/14/18	7		33,845	—	33,845
New York Times Co. Class A	2.173	UBS AG (London)	12/14/18	27		(44,999)	—	(44,999)
Newcrest Mining Ltd.	1.850	UBS AG (London)	12/14/18	41		12,815	—	12,815
Newfield Exploration Co.	2.307	UBS AG (London)	12/14/18	21		23,577	—	23,577
Nexon Co. Ltd.	(0.101)	UBS AG (London)	12/14/18	38		(8,533)	—	(8,533)
Next PLC	0.691	UBS AG (London)	12/14/18	8		(5,054)	—	(5,054)
Nice Ltd.	0.107	UBS AG (London)	10/05/20	6		1,441	—	1,441
Nielsen Holdings PLC	2.173	UBS AG (London)	12/14/18	21		(23,860)	—	(23,860)
Nike, Inc.	2.307	UBS AG (London)	12/14/18	8		21,887	—	21,887
Nikon Corp.	(0.101)	UBS AG (London)	12/14/18	37		23,047	—	23,047
Nitto Denko Corp.	(0.101)	UBS AG (London)	12/14/18	10		21,869	—	21,869
Noble Energy, Inc.	2.173	UBS AG (London)	12/14/18	4		(2,687)	—	(2,687)
Nokia OYJ	(0.456)	UBS AG (London)	12/14/18	112		(7,959)	—	(7,959)
Nokian Tyres Oyj	(0.456)	UBS AG (London)	12/14/18	15		(63,481)	—	(63,481)
Novo Nordisk A/S	(0.405)	UBS AG (London)	12/14/18	13		5,291	—	5,291
Novocure Ltd.	2.173	UBS AG (London)	12/14/18	20		(39,801)	—	(39,801)
Nvr, Inc.	2.307	UBS AG (London)	12/14/18	—	*	13,582	—	13,582
Omron Corp.	(0.101)	UBS AG (London)	12/14/18	16		43,261	—	43,261
Oracle Corp.	(0.101)	UBS AG (London)	12/14/18	8		9,229	—	9,229
Orkla ASA	0.750	UBS AG (London)	12/14/18	36		(6,112)	—	(6,112)
Orpea	(0.456)	UBS AG (London)	12/14/18	6		(10,688)	—	(10,688)
Osram Licht AG	(0.456)	UBS AG (London)	12/14/18	17		(3,125)	—	(3,125)
Otsuka Holdings Co. Ltd.	(0.101)	UBS AG (London)	12/14/18	13		(4,176)	—	(4,176)
Paccar, Inc.	2.307	UBS AG (London)	12/14/18	9		13,211	—	13,211
Packaging Corp. of America	2.307	UBS AG (London)	12/14/18	8		18,518	—	18,518
Paypal Holdings, Inc.	2.173	UBS AG (London)	12/14/18	5		(15,260)	—	(15,260)
PDC Energy, Inc.	2.173	UBS AG (London)	12/14/18	11		(8,908)	—	(8,908)
Pegatron Corp.	2.307	UBS AG (London)	12/14/18	334		(12,048)	—	(12,048)
Penumbra, Inc.	2.173	UBS AG (London)	12/14/18	5		6,326	—	6,326
Petrochina Co. Ltd.	1.019	UBS AG (London)	12/14/18	878		28,969	—	28,969
Peugeot SA	(0.456)	UBS AG (London)	12/14/18	27		1,867	—	1,867
Plastic Omnium SA	(0.456)	UBS AG (London)	12/14/18	17		12,465	—	12,465
Polaris Industries, Inc.	0.000	UBS AG (London)	12/14/18	6		2,629	—	2,629
Porsche Automobil Holding SE	(0.456)	UBS AG (London)	12/14/18	10		27,662	—	27,662
Posco	2.307	UBS AG (London)	12/14/18	3		(4,427)	—	(4,427)
Posco Chemtech Co. Ltd.	2.307	UBS AG (London)	12/14/18	10		2,228	—	2,228
Pou Chen Corp.	2.307	UBS AG (London)	12/14/18	483		15,817	—	15,817
Pure Storage, Inc.	2.307	UBS AG (London)	12/14/18	15		23,547	—	23,547
Qantas Airways Ltd.	1.850	UBS AG (London)	12/14/18	151		13,454	—	13,454

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
QBA Insurance Group Ltd.	1.850%	UBS AG (London)	12/14/18	$73	$(21,355)	$—	$(21,355)
Ramsay Health Care Ltd.	1.850	UBS AG (London)	12/14/18	16	(19,151)	—	(19,151)
Reckitt Benckiser Group PLC	0.691	UBS AG (London)	12/14/18	6	23,952	—	23,952
Recordati SpA	(0.456)	UBS AG (London)	12/14/18	11	(6,503)	—	(6,503)
Regal Beloit Corp.	2.307	UBS AG (London)	12/14/18	8	17,941	—	17,941
Reliance Steel & Aluminum Co.	2.307	UBS AG (London)	12/14/18	8	26,593	—	26,593
RELX PLC	0.691	UBS AG (London)	12/14/18	29	(7,085)	—	(7,085)
Renault SA	(0.456)	UBS AG (London)	12/14/18	7	(658)	—	(658)
Renishaw PLC	0.691	UBS AG (London)	12/14/18	5	17,114	—	17,114
Rexel SA	(0.456)	UBS AG (London)	12/14/18	48	1,454	—	1,454
Robert Half International, Inc.	2.307	UBS AG (London)	12/14/18	10	16,785	—	16,785
Rockwell Automation	2.307	UBS AG (London)	12/14/18	2	14,858	—	14,858
Rolls-Royce Holdings PLC	0.691	UBS AG (London)	12/14/18	464	3,370	—	3,370
RSA Insurance Group PLC	0.691	UBS AG (London)	12/14/18	85	(15,755)	—	(15,755)
RWE AG	(0.456)	UBS AG (London)	12/14/18	29	5,424	—	5,424
S-Oil Corp.	2.307	UBS AG (London)	12/14/18	6	(27,151)	—	(27,151)
Salmar ASA	0.750	UBS AG (London)	12/14/18	22	28,060	—	28,060
Samsung Biologics Co. Ltd.	2.307	UBS AG (London)	12/14/18	2	(37,582)	—	(37,582)
Samsung Electronics Co. Ltd.	2.307	UBS AG (London)	12/14/18	19	47,660	—	47,660
Sartorius AG	(0.456)	UBS AG (London)	12/14/18	2	(14,378)	—	(14,378)
Schneider Electric SE	(0.456)	UBS AG (London)	12/14/18	9	14,531	—	14,531
Scotts Miracle-Gro Co.	2.173	UBS AG (London)	12/14/18	10	(4,307)	—	(4,307)
Seagate Technology PLC	2.307	UBS AG (London)	12/14/18	17	37,162	—	37,162
Seb SA	(0.456)	UBS AG (London)	12/14/18	4	(31,797)	—	(31,797)
Securitas AB	(0.462)	UBS AG (London)	12/14/18	38	(3,824)	—	(3,824)
Seek Ltd.	1.850	UBS AG (London)	12/14/18	48	7,125	—	7,125
Seibu Holdings, Inc.	(0.101)	UBS AG (London)	12/14/18	39	(8,381)	—	(8,381)
Sekisui Chemical Co. Ltd.	(0.101)	UBS AG (London)	12/14/18	41	31,045	—	31,045
Semiconductor MFG International Corp.	1.019	UBS AG (London)	12/14/18	809	(49,153)	—	(49,153)
Sempra Energy Co.	2.173	UBS AG (London)	12/14/18	2	5,081	—	5,081
Sensient Technologies Corp.	2.173	UBS AG (London)	12/14/18	6	(5,061)	—	(5,061)
Shenzhen International Holdings Ltd.	1.019	UBS AG (London)	12/14/18	129	10,455	—	10,455
Shinsegae Co. Ltd.	2.307	UBS AG (London)	12/14/18	1	7,893	—	7,893
Shionogi & Co. Ltd.	(0.101)	UBS AG (London)	12/14/18	10	12,331	—	12,331
Shiseido Co. Ltd.	(0.101)	UBS AG (London)	12/14/18	10	(34,360)	—	(34,360)
Shutterfly, Inc.	2.173	UBS AG (London)	12/14/18	3	25,152	—	25,152
Siemens AG	(0.456)	UBS AG (London)	12/14/18	4	1,719	—	1,719
Siemens Gamesa Renewable Energy SA	(0.456)	UBS AG (London)	05/02/19	47	16,404	—	16,404
Signet Jewelers Ltd.	2.173	UBS AG (London)	12/14/18	3	(4,185)	—	(4,185)
Simpson Manufacturing, Inc.	2.307	UBS AG (London)	12/14/18	9	18,212	—	18,212
Singapore Airlines Ltd.	1.500	UBS AG (London)	12/14/18	88	(9,778)	—	(9,778)
Singapore Technologies Engineering Ltd.	1.516	UBS AG (London)	12/14/18	215	19,669	—	19,669
Singapore Telecommunications	1.516	UBS AG (London)	12/14/18	114	(3,185)	—	(3,185)
SK Hynix, Inc.	2.307	UBS AG (London)	12/14/18	11	11,901	—	11,901
Skandinaviska Enskilda Bank	(0.462)	UBS AG (London)	12/14/18	60	12,353	—	12,353
Skanska AB	(0.462)	UBS AG (London)	12/14/18	38	(13,055)	—	(13,055)
Skechers U.S.A. Inc	2.307	UBS AG (London)	12/14/18	21	36,771	—	36,771

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
SKF AB	(0.462)%	UBS AG (London)	12/14/18	$34	$21,257	$—	$21,257
Societe Generale	(0.456)	UBS AG (London)	12/14/18	14	(4,978)	—	(4,978)
SSP Group PLC	0.691	UBS AG (London)	12/14/18	86	(1,106)	—	(1,106)
SSY Group Ltd.	1.019	UBS AG (London)	12/14/18	94	4,425	—	4,425
Stericycle, Inc.	2.173	UBS AG (London)	12/14/18	13	(10,941)	—	(10,941)
Stmicroelectronics NV	(0.456)	UBS AG (London)	12/14/18	32	18,042	—	18,042
Subsea 7 SA	0.750	UBS AG (London)	12/14/18	17	(4,859)	—	(4,859)
Sulzer Ltd.	(0.782)	UBS AG (London)	12/14/18	1	(2,712)	—	(2,712)
Sumitomo Electric Industries Ltd.	(0.101)	UBS AG (London)	12/14/18	43	6,253	—	6,253
Sumitomo Realty & Developmnt	(0.101)	UBS AG (London)	12/14/18	18	(13,814)	—	(13,814)
Sunny Optical Technology Group Co.	1.019	UBS AG (London)	12/14/18	64	(36,515)	—	(36,515)
Swedish Match AB	(0.462)	UBS AG (London)	12/14/18	12	21,615	—	21,615
Swedish Orphan Biovitrum AB	(0.462)	UBS AG (London)	12/14/18	38	(97,329)	—	(97,329)
Swiss Life Holding AG	(0.782)	UBS AG (London)	12/14/18	2	11,644	—	11,644
Swiss Prime Site AG	(0.782)	UBS AG (London)	12/14/18	8	(4,201)	—	(4,201)
Synopsys, Inc.	2.307	UBS AG (London)	12/14/18	5	12,788	—	12,788
Tabcorp Holdings Ltd.	1.850	UBS AG (London)	12/14/18	131	(4,932)	—	(4,932)
Tate & Lyle PLC	0.691	UBS AG (London)	12/14/18	56	344	—	344
Teladoc, Inc.	2.173	UBS AG (London)	12/14/18	4	(22,457)	—	(22,457)
Tele2 AB	(0.462)	UBS AG (London)	12/14/18	40	(7,844)	—	(7,844)
Telefonica Deutschland	(0.456)	UBS AG (London)	12/14/18	151	(35,636)	—	(35,636)
Telia Co. AB	(0.462)	UBS AG (London)	12/14/18	111	(7,574)	—	(7,574)
Tempur Sealy International, Inc.	2.173	UBS AG (London)	12/14/18	12	(28,073)	—	(28,073)
Tenaris SA	(0.456)	UBS AG (London)	12/14/18	36	(7,090)	—	(7,090)
Tenneco, Inc.	2.307	UBS AG (London)	12/14/18	13	10,829	—	10,829
Terex Corp.	2.307	UBS AG (London)	12/14/18	18	44,744	—	44,744
Tesla Motors, Inc.	2.173	UBS AG (London)	12/14/18	1	(1,938)	—	(1,938)
Teva Pharmaceutical Industries Ltd. ADR	2.173	UBS AG (London)	12/14/18	27	(10,605)	—	(10,605)
Thyssenkrupp AG	(0.456)	UBS AG (London)	12/14/18	25	(5,771)	—	(5,771)
Timken Co.	2.307	UBS AG (London)	12/14/18	17	38,625	—	38,625
Tingyi (Cayman Island) Holding	1.019	UBS AG (London)	12/14/18	370	11,254	—	11,254
TJX Cos., Inc.	2.307	UBS AG (London)	12/14/18	3	3,906	—	3,906
Toll Brothers, Inc.	2.307	UBS AG (London)	12/14/18	20	62,959	—	62,959
Toshiba Corp.	(0.101)	UBS AG (London)	12/14/18	22	(28,330)	—	(28,330)
Toyota Industries Corp.	(0.101)	UBS AG (London)	12/14/18	12	4,994	—	4,994
Transdigm Group, Inc.	2.173	UBS AG (London)	12/14/18	2	(37,260)	—	(37,260)
Travis Perkins PLC	0.691	UBS AG (London)	12/14/18	45	(51,319)	—	(51,319)
Treasury Wine Estates Ltd.	1.850	UBS AG (London)	12/14/18	49	(24,908)	—	(24,908)
Trend Micro, Inc.	(0.101)	UBS AG (London)	12/14/18	11	(27,801)	—	(27,801)
Trinity Industries, Inc.	2.173	UBS AG (London)	12/14/18	23	(24,265)	—	(24,265)
Tyler Technologies, Inc.	2.173	UBS AG (London)	12/14/18	3	(18,200)	—	(18,200)
Ubisoft Entertainment SA	(0.456)	UBS AG (London)	12/14/18	6	(32,515)	—	(32,515)
Ucb SA-NV	(0.456)	UBS AG (London)	12/14/18	4	11,847	—	11,847
Under Armour, Inc.	2.173	UBS AG (London)	12/14/18	24	(93,186)	—	(93,186)
Uni-President Enterprise Co.	2.307	UBS AG (London)	12/14/18	184	(9,751)	—	(9,751)
United Internet AG	(0.456)	UBS AG (London)	12/14/18	13	(1,865)	—	(1,865)
United Microelectronics Corp.	2.081	UBS AG (London)	12/14/18	1,479	(8,005)	—	(8,005)
Univar, Inc.	2.307	UBS AG (London)	12/14/18	23	25,436	—	25,436

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid (Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Universal Display Corp.	2.173%	UBS AG (London)	12/14/18	$3	$(74,167)	$—	$(74,167)
Upm-Kymmene Corp.	(0.456)	UBS AG (London)	12/14/18	16	13,674	—	13,674
Urban Outfitters, Inc.	2.307	UBS AG (London)	12/14/18	12	5,966	—	5,966
Valero Energy Corp.	2.307	UBS AG (London)	12/14/18	6	21,007	—	21,007
Valmet Corp.	(0.456)	UBS AG (London)	12/14/18	5	2,701	—	2,701
Valmont Industries, Inc.	2.173	UBS AG (London)	12/14/18	5	(38,399)	—	(38,399)
Venture Corp Ltd.	1.516	UBS AG (London)	12/14/18	50	(8,181)	—	(8,181)
Veoneer, Inc.	0.000	UBS AG (London)	12/14/18	12	(6,880)	—	(6,880)
Versum Materials, Inc.	2.307	UBS AG (London)	12/14/18	16	18,278	—	18,278
Vestas Wind Systems A/S	(0.405)	UBS AG (London)	12/14/18	10	18,720	—	18,720
Viacom, Inc.	2.307	UBS AG (London)	12/14/18	22	32,706	—	32,706
Viasat, Inc.	2.173	UBS AG (London)	12/14/18	9	(36,386)	—	(36,386)
Volkswagen AG	(0.456)	UBS AG (London)	12/14/18	4	(28,139)	—	(28,139)
Want Want China Holdings Ltd.	1.019	UBS AG (London)	12/14/18	623	3,998	—	3,998
Wartsila Oyj Abp	(0.456)	UBS AG (London)	12/14/18	33	(4,159)	—	(4,159)
Waste Connections, Inc.	2.173	UBS AG (London)	12/14/18	8	(31,703)	—	(31,703)
Weight Watchers International, Inc.	2.307	UBS AG (London)	12/14/18	1	4,702	—	4,702
Weir Group PLC	0.691	UBS AG (London)	12/14/18	27	(27,594)	—	(27,594)
Welbilt, Inc.	2.173	UBS AG (London)	12/14/18	29	(4,063)	—	(4,063)
Wesco International, Inc.	2.307	UBS AG (London)	12/14/18	11	17,299	—	17,299
Westinghouse Air Brake Technologies Corp.	2.173	UBS AG (London)	12/14/18	7	54,749	—	54,749
Westrock Co.	2.307	UBS AG (London)	12/14/18	15	30,512	—	30,512
Wex, Inc.	2.173	UBS AG (London)	12/14/18	4	(31,174)	—	(31,174)
Whirlpool Corp.	2.173	UBS AG (London)	12/14/18	5	(28,034)	—	(28,034)
Whitbread PLC	0.691	UBS AG (London)	12/14/18	9	(5,675)	—	(5,675)
Williams Cos., Inc.	2.173	UBS AG (London)	12/14/18	20	(5,908)	—	(5,908)
Williams-Sonoma, Inc.	2.307	UBS AG (London)	12/14/18	9	28,498	—	28,498
Wilmar International Ltd.	1.500	UBS AG (London)	12/14/18	228	(2,983)	—	(2,983)
Win Semiconductors Corp.	2.307	UBS AG (London)	12/14/18	48	(5,573)	—	(5,573)
Wirecard AG	(0.456)	UBS AG (London)	12/14/18	3	16,909	—	16,909
Wm Morrison Supermarkets PLC	0.691	UBS AG (London)	12/14/18	37	(148)	—	(148)
Wolters Kluwer NV	(0.456)	UBS AG (London)	12/14/18	12	(13,088)	—	(13,088)
Woodward, Inc.	2.173	UBS AG (London)	12/14/18	8	(6,324)	—	(6,324)
Wynn Resorts Ltd.	2.173	UBS AG (London)	12/14/18	5	(30,062)	—	(30,062)
Yahoo Japan Corp.	(0.101)	UBS AG (London)	12/14/18	174	12,774	—	12,774
Yamaha Motor Co. Ltd.	(0.101)	UBS AG (London)	12/14/18	25	(21,445)	—	(21,445)
Yamazaki Baking Co. Ltd.	(0.037)	UBS AG (London)	12/14/18	14	1,389	—	1,389
Yangzijiang Shipbuilding Holdings Ltd.	1.516	UBS AG (London)	12/14/18	787	48,633	—	48,633
Yara International ASA	0.750	UBS AG (London)	12/14/18	2	(1,898)	—	(1,898)
Zalando SE	(0.456)	UBS AG (London)	12/14/18	16	(9,666)	—	(9,666)
Zebra Technologies Corp. Class A	2.307	UBS AG (London)	12/14/18	1	11,608	—	11,608
Zillow Group, Inc.	2.173	UBS AG (London)	12/14/18	12	(37,220)	—	(37,220)
Zoetis, Inc.	2.307	UBS AG (London)	12/14/18	7	3,248	—	3,248
TOTAL					$(611,367)	$662	$(612,029)

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

#	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	Rounds to less than 1,000.
(a)	Payments made monthly.

WRITTEN AND PURCHASED OPTIONS CONTRACTS — At October 31, 2018, the Fund had the following written and purchased options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Shire PLC	MS & Co. Int. PLC	200.00	04/19/2019	46	$4,600	$12,977	$12,977	$—
Written option contracts
Calls
Red Hat, Inc.	MS & Co. Int. PLC	180.00	12/21/2018	(15)	(1,500)	(2,220)	(2,220)	—
TOTAL				31	$3,100	$10,757	$10,757	$—

Abbreviations:
1M BID Avg—1 month Brazilian Interbank Deposit Average MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2018, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 1, 2018, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$ 62,100,000	$ 62,103,830	$ 63,342,000

REPURCHASE AGREEMENTS — At October 31, 2018, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amount
Merrill Lynch & Co., Inc.	2.220%	$62,100,000

At October 31, 2018, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Government National Mortgage Association	4.000%	04/20/47

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Assets and Liabilities(a)

October 31, 2018

Assets:
Investments, at value (cost $221,214,913)	$218,590,682
Investments of affiliated issuers, at value (cost and $187,779,673)	187,779,673
Repurchase agreement, at value which equals cost	62,100,000
Purchased options, at value (cost $12,977)	12,977
Cash	4,415,887
Foreign currencies, at value (cost $198,974)	181,782
Unrealized gain on forward foreign currency exchange contracts	9,921,411
Unrealized gain on swap contracts	9,541,620
Variation margin on futures contracts	1,014,454
Variation margin on swaps contracts	87,101
Investments sold	5,387,957
Receivables:
Collateral on certain derivative contracts(b)	75,504,637
Fund shares sold	953,357
Dividends and interest	812,307
Foreign tax reclaims	46,154
Upfront payments made on swap contracts	6,390
Reimbursement from investment adviser	4,876
Other assets	103,117
Total assets	576,464,382

Liabilities:
Due to custodian	10,888
Securities sold short, at value (proceeds received $13,718,648)	13,394,891
Written option contracts, at value (premium received $2,220)	2,220
Unrealized loss on forward foreign currency exchange contracts	10,271,283
Unrealized loss on swap contracts	10,153,649
Variation margin on futures contracts	357,814
Payables:
Investments purchased	4,454,834
Fund shares redeemed	1,720,395
Management fees	703,537
Due to broker — upfront payment	618,806
Investments purchased on an extended settlement basis	199,172
Distribution and service fees and transfer agency fees	68,975
Dividend expense payable on securities sold short	37,194
Upfront payments received on swap contracts	5,728
Accrued expenses and other liabilities	1,914,321
Total liabilities	43,913,707

Net Assets:
Paid-in capital	608,406,745
Distributable earnings (loss)	(75,856,070)
NET ASSETS	$532,550,675
Net Assets:
Class A	$19,154,923
Class C	12,332,992
Institutional	361,962,372
Investor	30,347,197
Class P	108,718,002
Class R	25,397
Class R6	9,792
Total Net Assets	$532,550,675
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,933,748
Class C	1,281,370
Institutional	36,185,415
Investor	3,048,612
Class P	10,870,606
Class R	2,586
Class R6	978
Net asset value, offering and redemption price per share:(c)
Class A	$9.91
Class C	9.62
Institutional	10.00
Investor	9.95
Class P	10.00
Class R	9.82
Class R6	10.01

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of two wholly-owned subsidiaries, Cayman Commodity — MMA IV, Ltd. and Cayman Commodity — MMA V, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes segregated cash of $7,930,324, $4,617,061 and $62,957,252 relating to initial margin requirements and/or collateral on futures, forwards, and swaps transactions.
(c)	Maximum public offering price per share for Class A Shares is $10.49. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Operations(a)

For the Fiscal Year Ended October 31, 2018

Investment income:
Interest	$7,479,186
Dividends — affiliated issuers	3,409,415
Dividends — unaffiliated issuers (net of foreign withholding taxes of $43,763)	2,231,528
Total investment income	13,120,129

Expenses:
Management fees	13,294,866
Custody, accounting and administrative services	2,234,512
Professional fees	754,751
Transfer Agency fees(b)	415,714
Dividend expense for securities sold short	313,881
Prime broker fees	253,581
Printing and mailing costs	288,116
Distribution and Service fees(b)	267,130
Trustee fees	44,507
Other	167,460
Total expenses	18,034,518
Less — expense reductions	(3,956,509)
Net expenses	14,078,009
NET INVESTMENT LOSS	(957,880)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments (including commission recapture of $3,104)	23,585,076
Securities short sales	(3,491,025)
Purchased options	(3,198,410)
Futures contracts	7,694,345
Written options	3,278,535
Swap contracts	(17,682,860)
Forward foreign currency exchange contracts	(2,869,236)
Foreign currency transactions	1,359,535
Net change in unrealized gain (loss) on:
Investments	(28,043,553)
Securities short sales	3,190,558
Purchased options	144,668
Futures contracts	(2,938,222)
Unfunded loan commitments	1,263
Written options	(49,584)
Swap contracts	1,497,139
Forward foreign currency exchange contracts	1,511,497
Foreign currency translation	(199,101)
Net realized and unrealized loss	(16,209,375)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,167,255)

(a)	Statement of Operations for the Fund is consolidated and includes the balances of four wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd., Cayman Commodity — MMA II, Ltd., Cayman Commodity — MMA IV, Ltd. and Cayman Commodity — MMA V, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P(c)	Class R	Class R6(d)
$66,571	$200,172	$387	$47,682	$35,832	$223,686	$95,494	$12,879	$139	$2

(c)	Commenced operations on April 16, 2018.
(d)	Commenced operations on February 28, 2018.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statements of Changes in Net Assets(a)

	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment loss	$(957,880)	$(612,843)
Net realized gain (loss)	8,675,960	(1,207,201)
Net change in unrealized gain (loss)	(24,885,335)	17,303,945
Net increase (decrease) in net assets resulting from operations	(17,167,255)	15,483,901

Distributions to shareholders:
From distributable earnings:
Class A Shares	—	(1,610,383	)(b)
Class C Shares	—	(200,238	)(b)
Institutional Shares	—	(17,692,086	)(b)
Investor Shares	—	(1,952,133	)(b)
Class R Shares	—	(1,227	)(b)
Total distributions to shareholders	—	(21,456,067)

From share transactions:
Proceeds from sales of shares	263,366,454	479,385,280
Reinvestment of distributions	—	19,961,361
Cost of shares redeemed	(684,149,192)	(719,905,857)
Net decrease in net assets resulting from share transactions	(420,782,738)	(220,559,216)
TOTAL DECREASE	(437,949,993)	(226,531,382)

Net assets(c)
Beginning of year	970,500,668	1,197,032,050
End of year	$532,550,675	$970,500,668

(a)	Statements of Changes in Net Assets for the Fund is consolidated and includes the balances of four wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd., Cayman Commodity — MMA II, Ltd., Cayman Commodity — MMA IV, Ltd. and Cayman Commodity — MMA V, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders for the Fund consisted solely of net investment income for the fiscal year ended October 31, 2017.
(c)	Prior fiscal year information has been revised to conform with current year presentation. Distributions in excess of net investment income was $(570,495) as of October 31, 2017.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class A Shares
	Year Ended October 31,			Period Ended January 1 – October 31 2015		Year Ended December 31, 2014	Period Ended December 31, 2013(e)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$10.22	$10.25	$10.33	$10.58		$10.46	$10.00
Net investment income (loss)(a)	(0.04)	(0.02)	0.04	(0.03)		(0.06)	(0.03)
Net realized and unrealized gain (loss)	(0.27)	0.13	(0.06)	(0.22)		0.33	0.55
Total from investment operations	(0.31)	0.11	(0.02)	(0.25)		0.27	0.52
Distributions to shareholders from net investment income	—	(0.14)	(0.01)	—		(0.03)	—
Distributions to shareholder from net realized gains	—	—	(0.05)	—		(0.12)	(0.06)
Total distributions	—	(0.14)	(0.06)	—		(0.15)	(0.06)
Net asset value, end of period	$9.91	$10.22	$10.25	$10.33		$10.58	$10.46
Total return(b)	(3.03)%	1.08%	(0.23)%	(2.36)%		2.61%	5.20%
Net assets, end of year (in 000s)	$19,155	$37,077	$134,843	$217,307		$116,593	$25,304
Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.31%	2.51%	2.65%	2.89	%(c)	2.85%	2.55	%(c)
Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.23%	2.38%	2.41%	2.56	%(c)	2.56%	2.55	%(c)
Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.91%	2.74%	2.85%	2.97	%(c)	3.23%	3.88	%(c)
Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.82%	2.62%	2.60%	2.63	%(c)	2.94%	3.88	%(c)
Ratio of net investment income (loss) to average net assets	(0.43)%	(0.22)%	0.39%	(0.29	)%(c)	(0.53)%	(0.42	)%(c)
Portfolio turnover rate(d)	232%	112%	73%	130%		144%	102%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Commenced operations on April 30, 2013.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class C Shares
	Year Ended October 31,			Period Ended January 1 – October 31 2015		Year Ended December 31, 2014	Period Ended December 31, 2013(f)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$10.00	$10.02	$10.16	$10.47		$10.40	$10.00
Net investment loss(a)	(0.12)	(0.11)	(0.04)	(0.09)		(0.14)	(0.08)
Net realized and unrealized gain (loss)	(0.26)	0.13	(0.05)	(0.22)		0.33	0.54
Total from investment operations	(0.38)	0.02	(0.09)	(0.31)		0.19	0.46
Distributions to shareholders from net investment income	—	(0.04)	—	—		— (b)	—
Distributions to shareholders from net realized gains	—	—	(0.05)	—		(0.12)	(0.06)
Total Distributions	—	(0.04)	(0.05)	—		(0.12)	(0.06)
Net asset value, end of period	$9.62	$10.00	$10.02	$10.16		$10.47	$10.40
Total return(c)	(3.70)%	0.23%	(1.02)%	(2.87)%		1.84%	4.60%
Net assets, end of year (in 000s)	$12,333	$29,758	$49,334	$79,891		$38,207	$1,427
Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.07%	3.26%	3.40%	3.64	%(d)	3.64%	3.30	%(d)
Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.99%	3.13%	3.16%	3.31	%(d)	3.31%	3.30	%(d)
Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.65%	3.54%	3.60%	3.72	%(d)	3.99%	4.72	%(d)
Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.57%	3.41%	3.36%	3.38	%(d)	3.66%	4.72	%(d)
Ratio of net investment loss to average net assets	(1.23)%	(1.07)%	(0.35)%	(1.04	)%(d)	(1.33)%	(1.19	)%(d)
Portfolio turnover rate(e)	232%	112%	73%	130%		144%	102%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Commenced operations on April 30, 2013.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Institutional Shares
	Year Ended October 31,			Period Ended January 1 – October 31 2015		Year Ended December 31, 2014	Period Ended December 31, 2013(f)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$10.28	$10.33	$10.40	$10.61		$10.49	$10.00
Net investment income (loss)(a)	(0.01)	— (b)	0.08	0.01		(0.01)	(0.01)
Net realized and unrealized gain (loss)	(0.27)	0.15	(0.07)	(0.22)		0.31	0.56
Total from investment operations	(0.28)	0.15	0.01	(0.21)		0.30	0.55
Distributions to shareholders from net investment income	—	(0.20)	(0.03)	—		(0.06)	—
Distributions to shareholders from net realized gains	—	—	(0.05)	—		(0.12)	(0.06)
Total Distributions	—	(0.20)	(0.08)	—		(0.18)	(0.06)
Net asset value, end of period	$10.00	$10.28	$10.33	$10.40		$10.61	$10.49
Total return(c)	(2.72)%	1.47%	0.13%	(1.98)%		3.00%	5.40%
Net assets, end of year (in 000s)	$361,962	$807,918	$903,812	$1,236,592		$628,397	$156,849
Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.97%	2.11%	2.25%	2.49	%(d)	2.45%	2.15	%(d)
Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.89%	1.98%	2.01%	2.16	%(d)	2.16%	2.15	%(d)
Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.51%	2.40%	2.45%	2.57	%(d)	2.82%	3.64	%(d)
Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.43%	2.28%	2.21%	2.24	%(d)	2.53%	3.64	%(d)
Ratio of net investment income (loss) to average net assets	(0.12)%	0.02%	0.81%	0.11	%(d)	(0.11)%	(0.17	)%(d)
Portfolio turnover rate(e)	232%	112%	73%	130%		144%	102%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Commenced operations on April 30, 2013.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Investor Shares
	Year Ended October 31,			Period Ended January 1 – October 31 2015		Year Ended December 31, 2014	Period Ended December 31, 2013(f)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$10.24	$10.30	$10.37	$10.60		$10.48	$10.00
Net investment income (loss)(a)	(0.03)	(0.01)	0.07	—	(b)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	(0.26)	0.14	(0.07)	(0.23)		0.33	0.55
Total from investment operations	(0.29)	0.13	—	(0.23)		0.30	0.54
Distributions to shareholders from net investment income	—	(0.19)	(0.02)	—		(0.06)	—
Distributions to shareholders from net realized gains	—	—	(0.05)	—		(0.12)	(0.06)
Total distributions	—	(0.19)	(0.07)	—		(0.18)	(0.06)
Net asset value, end of period	$9.95	$10.24	$10.30	$10.37		$10.60	$10.48
Total return(c)	(2.73)%	1.23%	(0.06)%	(2.08)%		2.85%	5.40%
Net assets, end of Year (in 000s)	$30,347	$95,628	$108,924	$119,570		$42,894	$7,051
Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.09%	2.26%	2.39%	2.64	%(d)	2.62%	2.30	%(d)
Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.01%	2.13%	2.16%	2.31	%(d)	2.31%	2.30	%(d)
Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.64%	2.54%	2.61%	2.72	%(d)	3.06%	3.62	%(d)
Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.56%	2.42%	2.38%	2.38	%(d)	2.73%	3.62	%(d)
Ratio of net investment income to average net assets	(0.26)%	(0.13)%	0.70%	(0.02	)%(d)	(0.27)%	(0.19	)%(d)
Portfolio turnover rate(e)	232%	112%	73%	130%		144%	102%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Commenced operations on April 30, 2013.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class P Shares
	Period Ended October 31,
	2018(a)
Per Share Data
Net asset value, beginning of period	$10.21
Net investment income(b)	0.02
Net realized and unrealized loss	(0.23)
Total from investment operations	(0.21)
Net asset value, end of period	$10.00
Total return(c)	(2.06)%
Net assets, end of period (in 000s)	$108,718
Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.83	%(d)
Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.74	%(d)
Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.68	%(d)
Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.58	%(d)
Ratio of net investment income to average net assets	0.45	%(d)
Portfolio turnover rate(e)	232%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class R Shares
	Year Ended October 31,			Period Ended January 1 – October 31 2015		Year Ended December 31, 2014	Period Ended December 31, 2013(f)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$10.15	$10.18	$10.29	$10.56		$10.44	$10.00
Net investment income (loss)(a)	(0.09)	(0.06)	0.01	(0.04)		(0.07)	(0.06)
Net realized and unrealized gain (loss)	(0.24)	0.14	(0.05)	(0.23)		0.31	0.56
Total from investment operations	(0.33)	0.08	(0.04)	(0.27)		0.24	0.50
Distributions to shareholders from net investment income	—	(0.11)	(0.02)	—		— (b)	—
Distributions to shareholders from net realized gains	—	—	(0.05)	—		(0.12)	(0.06)
Total distributions	—	(0.11)	(0.07)	—		(0.12)	(0.06)
Net asset value, end of period	$9.82	$10.15	$10.18	$10.29		$10.56	$10.44
Total return(c)	(3.25)%	0.73%	(0.40)%	(2.56)%		2.30%	5.00%
Net assets, end of Year (in 000s)	$25	$120	$119	$87		$30	$26
Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.61%	2.76%	2.91%	3.14	%(d)	3.05%	2.79	%(d)
Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.53%	2.63%	2.66%	2.81	%(d)	2.81%	2.79	%(d)
Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.12%	3.07%	3.11%	3.24	%(d)	3.46%	4.36	%(d)
Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.04%	2.94%	2.85%	2.90	%(d)	3.22%	4.36	%(d)
Ratio of net investment income (loss) to average net assets	(0.91)%	(0.63)%	0.07%	(0.49	)%(d)	(0.69)%	(0.90	)%(d)
Portfolio turnover rate(e)	232%	112%	73%	130%		144%	102%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Commenced operations on April 30, 2013.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Multi- Manager Alternatives Fund
	Class R6 Shares
	Period Ended October 31,
	2018(a)
Per Share Data
Net asset value, beginning of period	$10.22
Net investment income(b)	0.01
Net realized and unrealized loss	(0.22)
Total from investment operations	(0.21)
Net asset value, end of period	$10.01
Total return(c)	(2.05)%
Net assets, end of Year (in 000s)	$10
Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.90	%(d)
Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.81	%(d)
Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.63	%(d)
Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.54	%(d)
Ratio of net investment income to average net assets	0.13	%(d)
Portfolio turnover rate(e)	232%

(a)	Commenced operations on February 28, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements

October 31, 2018

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”). The Fund is a diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares. Effective April 16, 2018 and February 28, 2018, the Fund launched Class P and Class R6 Shares, respectively.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of October 31, 2018, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with Acadian Asset Management LLC (“Acadian”), Algert Global LLC (“Algert”), Ares Capital Management II LLC (“Ares”), Bardin Hill Arbitrage IC Management LP (“Bardin Hill”) (formerly known as Halcyon Arbitrage IC Management LP prior to October 23, 2018), Brigade Capital Management, LP (“Brigade”), Crabel Capital Management, LLC (“Crabel”), Emso Asset Management Limited (“Emso”), First Pacific Advisors, LP (“FPA”), GQG Partners LLC (“GQG Partners”), One River Asset Management, LLC (“One River”), QMS Capital Management LP (“QMS”), River Canyon Fund Management LLC (“River Canyon”), Russell Investments Commodity Advisor, LLC (“RICA”), Sirios Capital Management, L.P. (“Sirios”) and Wellington Management Company LLP (“Wellington”) (the “Underlying Managers”). Each of Crabel and One River also serves as an Underlying Manager for a Subsidiary (as defined below). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Fund is not charged any separate or additional investment advisory fees by the Underlying Managers.

As of October 31, 2018, GSAM no longer had sub-advisory agreements for the Fund with New Mountain Vantage Advisers, L.L.C. (“New Mountain”), Graham Capital Management, L.P. (“GCM”), and Atreaus Capital, LP (“Atreaus”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for the Goldman Sachs Multi-Manager Alternatives Fund — The Cayman Commodity — MMA, Ltd., the Cayman Commodity — MMA II, Ltd., the Cayman Commodity — MMA IV, Ltd., and the Cayman Commodity — MMA V, Ltd. (each a “Subsidiary” and together the “Subsidiaries”), Cayman Islands exempted companies, respectively, are wholly-owned subsidiaries of the Fund. The Subsidiaries act as investment vehicles for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiaries and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiaries. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2018, the Fund’s net assets were $532,550,675 of which, $2,987,597, or 0.6%, represented the Cayman Commodity — MMA IV, Ltd.’s net assets and $3,141,554, or 0.6%, represented the Cayman Commodity — MMA V, Ltd.’s net assets. As of October 31, 2018, the Cayman Commodity — MMA, Ltd. and the Cayman Commodity — MMA II, Ltd. did not hold any assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated

69

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Consolidated Notes to Financial Statements (continued)

October 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

G.  Commission Recapture — GSAM, on behalf of the Fund, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Consolidated Statement of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of

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GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Consolidated Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the security that was sold and generally delivers the proceeds from the short sale to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Consolidated Schedule of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

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Consolidated Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by the Fund the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, basket of investments or indices, index or other instrument in return for a fee paid to the counterparty, which will

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2018:

MULTI-MANAGER ALTERNATIVES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$6,692,964	$—
Mortgage-Backed Obligations	—	12,027,880	—
Asset-Backed Securities	—	40,272,563	12,677
Foreign Debt Obligations	—	15,519,587	—
Common Stock and/or Other Equity Investments(a)
Asia	5,522,767	8,213,675	—
Australia and Oceania	—	2,739,397	—
Europe	6,278,501	29,096,613	—
North America	90,445,320	1,576,394	—
South America	192,344	—	—
Investment Company	187,779,673	—	—
Short-term Investments	—	62,100,000	—
Total	$290,218,605	$178,239,073	$12,677
Liabilities
Common Stock and/or Other Equity Investments
North America	$(10,292,643)	$—	$—
Europe	(1,462,524)	—	—
Asia	—	(1,639,724)	—
Total	$(11,755,167)	$(1,639,724)	$—

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Consolidated Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER ALTERNATIVES (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Forward Foreign Currency Exchange Contracts(b)	$—	$9,921,411	$—
Futures Contracts(b)	4,381,501	—	—
Interest Rate Swap Contracts(b)	—	311,260	—
Credit Default Swap Contracts(b)	—	308,015	—
Total Return Swap Contracts(b)	—	9,541,620	—
Options Purchased	—	12,977	—
Total	$4,381,501	$20,095,283	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(10,271,283)	$—
Futures Contracts(b)	(3,580,051)	—	—
Interest Rate Swap Contracts(b)	—	(137,411)	—
Credit Default Swap Contracts(b)	—	(48,052)	—
Total Return Swap Contracts(b)	—	(10,153,649)	—
Written option contracts	—	(2,220)	—
Total	$(3,580,051)	$(20,612,615)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2018. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Interest rate	Unrealized gain on swap contracts; Variation margin on swap contracts; and Variation margin on futures contracts	$1,130,838	(a)	Variation margin on swap contracts; and Variation margin on futures contracts	$(283,720)	(a)
Credit	Variation margin on swap contracts	308,015	(a)	Variation margin on swap contracts	(48,052)	(a)
Equity	Unrealized gain on swap contracts; Variation margin on futures contracts; and Options Purchased	12,455,323	(a)	Unrealized loss on swap contracts; Variation margin on futures contracts; and Written option contracts	(12,839,374)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; and Variation margin on futures contracts	9,922,997	(a)	Payable for unrealized gain on forward foreign currency exchange contracts; and Variation margin on futures contracts	(10,275,676)	(a)

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4. INVESTMENTS IN DERIVATIVES (continued)

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$659,611	(a)	Variation margin on futures contracts;	$(745,844)	(a)
Total		$24,476,784			$(24,192,666)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Aggregate of amounts include $10,153,649, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options, futures contracts, and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$6,104,180	$1,884,631	10,105
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(244,777)	317,967	8
Currency	Net realized gain (loss) from purchased options, forward foreign currency exchange contracts, futures contracts, swaps contracts and written options/Net change in unrealized gain (loss) on purchased options, forward foreign currency exchange contracts, futures contracts, swaps contracts and written options	(3,505,844)	2,516,988	1,348
Equity	Net realized gain (loss) from purchased options, futures contracts, swaps contracts/Net change in unrealized gain (loss) on purchase options, futures contracts, swaps contracts and written options	(16,225,187)	(3,338,746)	3,571
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,094,002	(1,215,342)	800
Total		$(12,777,626)	$165,498	15,832

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2018.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps) and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for

77

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Consolidated Notes to Financial Statements (continued)

October 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2018:

	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$—	$—	$299,546	$299,546	$(137,769)	$(352,179)	$—	$(489,948)	$(190,402)	$190,402	$—
Deutsche Bank AG (London)	—	46,471	3,545,902	3,592,373	(6,312)	(3,674,145)	—	(3,680,457)	(88,084)	88,084	—
HSBC Bank PLC	—	—	—	—	—	(24,915)	—	(24,915)	(24,915)	—	(24,915)
JPMorgan Securities, Inc.	—	4,378,180	3,251,656	7,629,836	(4,190,052)	(3,290,942)	—	(7,480,994)	148,842	—	148,842
MS & Co. Int. PLC	12,977	1,442,277	2,824,307	4,279,561	(1,797,075)	(2,929,102)	(2,220)	(4,728,397)	(448,836)	448,836	—
UBS AG (London)	—	3,674,692	—	3,674,692	(4,022,441)	—	—	(4,022,441)	(347,749)	347,749	—
Total	$12,977	$9,541,620	$9,921,411	$19,476,008	$(10,153,649)	$(10,271,283)	$(2,220)	$(20,427,152)	$(951,144)	$1,075,071	$123,927

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the fiscal year ended October 31, 2018, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Fee Rate*^(a)
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Fee Rate
1.90%	1.80%	1.71%	1.68%	1.90%	1.70%

*	Effective June 1, 2018 GSAM has agreed to waive a portion of its management fee in order to achieve a net management fee rate of 1.57% as an annual percentage of the average daily net assets of the Fund as defined in the Fund’s most recent prospectus. This arrangement will be effective through at least May 31, 2019, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. Prior to June 1, 2018, GSAM had agreed to waive a portion of its management fee in order to achieve a net management fee rate of 1.83% as an annual percentage of the average daily net assets of the Fund.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreements as defined below after waivers.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the fiscal year ended October 31, 2018, GSAM waived $329,186 of the Fund’s management fee.

GSAM also provides management services to the Subsidiaries pursuant to Subsidiary Management Agreements (the “Subsidiary Agreements”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiaries’ management fee, and for as long as the Subsidiary Agreements remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiaries under the Subsidiary Agreements. For the fiscal year ended ended October 31, 2018, GSAM waived $50,062 of the Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the fiscal year ended October 31, 2018, Goldman Sachs advised that it retained $475 and $0, respectively.

D.  Service Plan — The Trust, on behalf of the Fund has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

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Consolidated Notes to Financial Statements (continued)

October 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.03% of the average daily net assets of Class P and Class R6 Shares.

Effective February 28, 2018, Goldman Sachs has agreed to waive a portion of the transfer agency fees equal to 0.06% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Fund through at least May 31, 2019. Prior to such date, Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — Effective June 1, 2018, GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, dividend and interest payments on securities sold short, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.194% of the average daily net assets of the Fund and limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest payments on securities sold short, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares to (after the application of the TA Fee Waiver described above) 2.13%, 2.88%, 1.80%, 1.88%, 1.79%, 2.38%, and 1.79%, respectively. These Other Expense limitations will remain in place through at least May 31, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

Prior to June 1, 2018, GSAM had agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.114% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the period February 28, 2018 through May 31, 2018, GSAM had also agreed to limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares to (after the application of the TA Fee Waiver described above) 2.31%, 3.06%, 1.98%, 2.06%, 1.97%, 2.56%, 1.97%, respectively.

Prior to February 28, 2018, the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) of Class A, Class C, Institutional, Investor, Class R and Class R6 Shares were limited to 2.38%, 3.13%, 1.98%, 2.13%, 2.63% and 2.38%, respectively.

In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the fiscal year ended October 31, 2018, these expense reductions, including any fee waiver and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Annual Operating Expense Reductions
$1,438,563	$31,785	$2,486,161	$3,956,509

G.  Line of Credit Facility — As of October 31, 2018, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2018, the Fund did not have any borrowings under the facility.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2018 , Goldman Sachs earned $14,594, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of October 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of Class R and Class R6 Shares of the Fund.

The table below shows the transaction in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended October 31, 2018:

Underlying Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2018	Shares as of October 31, 2018	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$15,046,238	$1,673,767,930	$(1,501,034,495)	$187,779,673	187,779,673	$3,409,415

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2018, were $523,547,830 and $524,965,596, respectively. In these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $7,032,782 and $0, respectively.

The following table sets forth the Fund’s net exposure for short securities that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2018:

Counterparty	Securities Sold Short(1)	Collateral Pledged	Net Amount(2)
State Street Bank & Trust	$(13,394,891)	$13,394,891	$—

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

7. TAX INFORMATION

There were no distributions by the Fund during the fiscal year ended October 31, 2018. The tax character of distributions paid during the fiscal year ended October 31, 2017, in the amount of $21,456,067 was from ordinary income.

As of October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforwards:(1)
Perpetual Short-Term	$(58,588,114)
Perpetual Long-Term	(10,828,651)
Total capital loss carryforwards	$(69,416,765)
Timing differences (Qualified Late Year Loss Deferral/Straddle Loss Deferral)	$(3,305,523)
Unrealized gains (losses) — net	(3,133,782)
Total accumulated earnings (losses) net	$(75,856,070)

(1)	The Fund utilized $12,498,980 of capital losses in the current fiscal year.

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Consolidated Notes to Financial Statements (continued)

October 31, 2018

7. TAX INFORMATION (continued)

As of October 31, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$472,404,352
Gross unrealized gain	10,502,625
Gross unrealized loss	(13,636,407)
Net unrealized gains (losses)	$(3,133,782)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, foreign currency contracts, differences in the tax treatment of underlying fund investments, and swap transactions.

The Fund reclassed $4,542,141 from paid in capital to distributable earnings for the year ended October 31, 2018. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from net operating losses, and differences in the tax treatment of swaps transactions and underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets being hedged, if any.

Foreign Custody Risk — If the Fund invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has

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8. OTHER RISKS (continued)

exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to

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Consolidated Notes to Financial Statements (continued)

October 31, 2018

8. OTHER RISKS (continued)

investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it was managed directly by the Investment Adviser.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for

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8. OTHER RISKS (continued)

purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables —Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued.

On November 19, 2018, the Trustees approved ADG Capital Management LLP (“ADG”) and Artisan Partners Limited Partnership (“Artisan Partners”) to serve as additional Underlying Managers of the Fund, and ADG will serve as an Underlying Manager of an existing wholly-owned subsidiary of the Fund, organized as a company under the laws of the Cayman Islands.

Other than the above, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2018

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi Manager Alternatives Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	454,553	$4,610,532	1,948,203	$20,056,006
Reinvestment of distributions	—	—	154,896	1,590,786
Shares redeemed	(2,149,466)	(21,824,927)	(11,631,278)	(119,824,067)
	(1,694,913)	(17,214,395)	(9,528,179)	(98,177,275)
Class C Shares
Shares sold	30,626	304,279	148,662	1,504,715
Reinvestment of distributions	—	—	18,706	189,309
Shares redeemed	(1,724,298)	(17,082,932)	(2,117,804)	(21,373,746)
	(1,693,672)	(16,778,653)	(1,950,436)	(19,679,722)
Institutional Shares
Shares sold	11,823,203	121,296,620	37,196,779	385,171,982
Reinvestment of distributions	—	—	1,575,525	16,227,907
Shares redeemed	(54,218,713)	(554,562,273)	(47,658,370)	(491,697,316)
	(42,395,510)	(433,265,653)	(8,886,066)	(90,297,427)
Investor Shares
Shares sold	651,113	6,644,464	7,028,214	72,652,577
Reinvestment of distributions	—	—	189,896	1,952,132
Shares redeemed	(6,937,409)	(70,702,314)	(8,459,818)	(87,010,728)
	(6,286,296)	(64,057,850)	(1,241,708)	(12,406,019)
Class P Shares(a)
Shares sold	12,829,464	130,500,559	—	—
Shares redeemed	(1,958,858)	(19,883,699)	—	—
	10,870,606	110,616,860	—	—
Class R Shares
Reinvestment of distributions	—	—	120	1,227
Shares redeemed	(9,220)	(93,047)	—	—
	(9,220)	(93,047)	120	1,227
Class R6 Shares(b)
Shares sold	978	10,000	—	—
	978	10,000	—	—
NET DECREASE	(41,208,027)	$(420,782,738)	(21,606,269)	$(220,559,216)

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018.

86

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of

Goldman Sachs Multi-Manager Alternatives Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Goldman Sachs Multi-Manager Alternatives Fund and its subsidiaries (one of the funds constituting Goldman Sachs Trust II, referred to hereafter as the “Fund”) as of October 31, 2018, the related consolidated statement of operations for the year ended October 31, 2018, the consolidated statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended October 31, 2018 and the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Fund Expenses — Six Month Period Ended October 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi Manager Alternatives Fund
Share Class	Beginning Account Value 5/1/18	Ending Account Value 10/31/18		Expenses Paid for the 6 months ended 10/31/18*
Class A
Actual	$1,000.00	$980.20		$11.13
Hypothetical 5% return	1,000.00	1,013.96	+	11.32
Class C
Actual	1,000.00	976.70		14.90
Hypothetical 5% return	1,000.00	1,010.13	+	15.15
Institutional
Actual	1,000.00	981.40		9.54
Hypothetical 5% return	1,000.00	1,015.58	+	9.70
Investor
Actual	1,000.00	981.30		9.99
Hypothetical 5% return	1,000.00	1,015.12	+	10.16
Class P(a)
Actual	1,000.00	981.40		9.14
Hypothethical 5% return	1,000.00	1,015.98	+	9.30
Class R
Actual	1,000.00	979.10		12.82
Hypothetical 5% return	1,000.00	1,012.25	+	13.03
Class R6(b)
Actual	1,000.00	981.40		9.29
Hypothethical 5% return	1,000.00	1,015.83	+	9.45

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P(a)	Class R	Class R6(b)
Multi Manager Alternatives+	2.04%	2.78%	1.70%	1.77%	1.74%	2.23%	1.86%

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018.

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GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Fund.

The Management Agreement was most recently approved for continuation until August 31, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 7-8, 2018 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and each of Acadian Asset Management LLC, Algert Global LLC, Ares Capital Management II LLC, Atreaus Capital, LP, Brigade Capital Management, LP, Emso Asset Management Limited, First Pacific Advisors, LLC, One River Asset Management LLC, QMS Capital Management LP, Russell Investments Commodity Advisor, LLC, Sirios Capital Management, L.P., and Wellington Management Company LLP (each a “Designated Sub-Adviser” and collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, as well as general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;

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GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency, distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale; (j) a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	with respect to the Investment Adviser, portfolio manager ownership of Fund shares and the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (including the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the services provided under the Management Agreement; and
(n)	the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Fund and the respective services of the Investment Adviser and its affiliates, and the Designated Sub-Advisers. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Independent Trustees periodically received written materials and oral presentations from the funds’ various sub-advisers, including the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. They also recalled presentations received during the past year, which described portfolio manager changes for the Fund. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

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GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Investment Performance

The Trustees considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmarks. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that the Fund had significant differences from its Outside Data Provider peer group and benchmark indices that caused them to be imperfect bases for comparison. The Trustees also compared the investment performance of the Fund to the performance of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s performance peer group, and had underperformed the Fund’s primary benchmark index for the one- and three-year periods ended May 31, 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by the Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed the analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Fund. They also noted that, in some cases, these collective investment vehicles have a compensation structure that includes performance fees and also pay additional asset-based fees and performance fees to the managers of underlying hedge funds. The Trustees considered that services provided to the Fund differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-sensitive. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

The Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the aggregate management fees paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiaries. The Trustees recognized that, in May 2018, the Investment Adviser had increased the amount of the management fee waiver for the Fund, while increasing the cap on the “other expenses” ratio.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Investment Adviser’s Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are

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GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $2 billion	1.90%
Next $3 billion	1.80%
Next $3 billion	1.71%
Over $8 billion	1.68%

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed specified levels. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Fund; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of the Investment Adviser’s other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund distributor; (f) the Investment Adviser’s ability to negotiate better pricing with the Fund’s custodian on behalf of its other clients, as a result of the relationship with the Fund; and (g) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (d) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) access to certain affiliated distribution channels.

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Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the investment management fees paid by the Fund were reasonable in light of the factors considered, and that the Management Agreement, and the terms thereof, should be approved and continued with respect to the Fund until August 31, 2019.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Fund by each Designated Sub-Adviser, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Fund, and that the retention of the Designated Sub-Advisers does not directly increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and each Designated Sub-Adviser. They also considered the management fee waivers and expense limitations that substantially reduce the fees retained by the Investment Adviser. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to the Fund in light of the overall management fee paid by the Fund.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until August 31, 2019.

New Sub-Advisory Agreement

In addition to the actions taken by the Trustees to approve the continuation of the Management Agreement and the Designated Sub-Advisory Agreements, upon the recommendation of the Investment Adviser, at a meeting held on May 8-9, 2018, the Trustees, including all of the Independent Trustees present, approved a sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Investment Adviser and GQG Partners LLC (the “New Sub-Adviser”) on behalf of the Fund. In connection with their evaluation of the New Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the New Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the New Sub-Adviser in a written response to a formal request from the Investment Adviser.

93

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Nature, Extent, and Quality of the Services to be Provided Under the New Sub-Advisory Agreement

In evaluating the New Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the New Sub-Adviser. In evaluating the nature, extent, and quality of services to be provided by the New Sub-Adviser, the Trustees considered information on the services to be provided to the Fund by the New Sub-Adviser, including information about the New Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Goldman Sachs GQG Partners International Opportunities Fund and a composite of funds or accounts, which have investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of the New Sub-Adviser, the New Sub-Adviser’s investment strategies and personnel, and its compliance program. They noted that, because the New Sub-Adviser had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the New Sub-Advisory Agreement and the proposed fee schedule. They noted that the compensation paid to the New Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the New Sub-Advisory Agreement were the result of arm’s length negotiations between the Investment Adviser and the New Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to the Fund and how it would change upon hiring the New Sub-Adviser. They considered this information in light of the overall management fee expected to be retained by the Investment Adviser.

Conclusion

In connection with their consideration of the New Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to the New Sub-Adviser were reasonable in light of the factors considered, and that the New Sub-Advisory Agreement, and the terms thereof, should be approved for a period of two years from its effective date.

94

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Cheryl K. Beebe Age: 62	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Convergys Corporation (2015-Present); Director, Packaging Corporation of America (2008-Present); and was formerly Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	19	Convergys Corporation (a global leader in customer experience outsourcing); Packaging Corporation of America (producer of container board)
Lawrence Hughes Age: 60	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012-Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	19	None
John F. Killian Age: 63	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009- 2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	19	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company
Steven D. Krichmar Age: 60	Trustee	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001). Trustee — Goldman Sachs Trust II.	19	None

95

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				154	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2018, Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 28 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

96

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2012 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2017

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

97

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of September 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[4]
∎	International Equity ESG Fund[5]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 150950-OTU-888686 MMALTAR-18/4.4K

Goldman Sachs Funds

Annual Report	October 31, 2018

Strategic Multi-Asset Class Funds
Multi-Manager Global Equity
Multi-Manager Non-Core Fixed Income
Multi-Manager Real Assets Strategy

Goldman Sachs Strategic

Multi-Asset Class Funds

∎	MULTI-MANAGER GLOBAL EQUITY

∎	MULTI-MANAGER NON-CORE FIXED INCOME

∎	MULTI-MANAGER REAL ASSETS STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Strategic Multi-Asset Class Funds

Market Review

The capital markets experienced mixed results during the 12 months ended October 31, 2018 (the “Reporting Period”) amidst a resurgence of volatility.

When the Reporting Period began in November 2017, global equity markets marched higher, extending their record highs of the calendar year on the heels of strong corporate earnings growth and positive business sentiment. Bullish market sentiment was further augmented by the passage of a U.S. tax reform bill in December 2017. The U.S. Federal Reserve’s (“Fed”) decision in the same month to raise short-term interest rates by a quarter of a percentage point did little to temper the rally, as the rate hike was largely driven by the Fed’s positive outlook for U.S. economic growth and a strong jobs market. In late January 2018, the U.S. dollar fell to a three-year low versus other developed markets currencies based on concerns about rhetoric from the U.S. Treasury Secretary, who said he favored a weak U.S. dollar, as well as by what investors perceived as the erosion of the U.S. dollar’s yield relative to those of other currencies. During February 2018, volatility returned to the capital markets amid bond market jitters and a significant sell-off in the global equity markets, which was largely influenced by a rise in the 10-year U.S. Treasury yield. The U.S. Administration’s announcement of steel and aluminum tariffs compounded equity investors’ concerns. In March 2018, at Jerome Powell’s first policy meeting as Fed chair, the U.S. central bank raised short-term interest rates by another quarter percentage point. Fed policymakers went on to raise short-term rates by the same amount on two more occasions — in June and September 2018, and the capital markets anticipated a fourth hike before calendar year end. The Fed’s interest rate hikes led to higher U.S. bond yields, which, in addition to strong corporate earnings growth and a relatively stable macroeconomic picture, helped keep global equity markets rather range bound between March and September 2018. Then, in October, global equities sold off significantly, largely erasing earlier gains. The sell-off was triggered by the continued rise in U.S. bond yields and emerging signs of a slowdown in global economic growth, which sparked investors’ rotation out of growth- and momentum-oriented sectors, such as consumer discretionary and information technology, into value-oriented sectors, such as energy, and traditionally defensive sectors, such as utilities. Global equities finished the Reporting Period with modest losses, as positive returns in the U.S. were offset by the negative performance of European and emerging markets stocks. From a sector perspective, gains overall in health care and information technology were offset by declines in financials and industrials. In commodities, energy prices broadly moved higher during the Reporting Period overall on a combination of U.S. sanctions on Russia, trade disputes and continuing tightness in crude oil supplies. However, metals lagged, particularly in the closing months of the Reporting Period, as the outlook for global economic growth became a focal point for investors.

Credit markets generally sold off during the Reporting Period overall, as a more hawkish Fed continued to forecast additional interest rate hikes against the backdrop of strong U.S. economic growth and increasing signs of inflation. (Hawkish tends to suggest higher interest rates; opposite of dovish.) Credit spreads, or yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity, widened slightly, with concerns about U.S.-China trade tensions weighing on investor sentiment for corporate bonds. Floating-rate bank loans were the best performing sector in the U.S. fixed income markets during the Reporting Period, as each increase in LIBOR boosted coupon payments, fueling investor demand. (LIBOR is London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements.) Demand for floating-rate bank loans came at the expense of fixed-rate investment grade bonds and fixed-rate high

1

MARKET REVIEW

yield corporate bonds. That said, high yield corporate bonds recorded a positive return for the Reporting Period overall, as their higher yields generally offset the negative effects of their greater duration and the widening of credit spreads. (Duration measures sensitivity to changes in interest rates.) Outside the U.S., emerging markets credit spreads also widened, as rising U.S. interest rates proved to be a headwind for emerging markets debt. Meanwhile, a strong U.S. dollar dampened the performance of local emerging markets bonds. As a result, U.S. dollar-denominated emerging markets debt and local emerging markets debt were among the worst performing fixed income sectors during the Reporting Period overall.

Public real estate markets were driven primarily by fundamentals during the Reporting Period overall, as investors’ search for yield continued to decrease at the margin. Dispersion among returns across yield quintiles, or market segments, remained modest, with lower yielding, higher quality real estate investment trusts (“REITs”) slightly outperforming. Global real estate markets were up modestly for the Reporting Period as a whole, largely because of a rally in industrial REITs, which benefited from ongoing e-commerce demand and higher barriers to entry for competitive new supply. That said, the performance of the global real estate markets varied during 2018, as a weak first quarter was offset by a rebounding second quarter and a rather muted third quarter. Among market segments, health care REITs struggled on weaker supply/demand dynamics, though more defensive securities performed well during the market volatility in October 2018. Self-storage REITs performed particularly well in the first half of 2018 but had an unusually poor third calendar quarter due to concerns about a potential moderation in 2019 earnings growth. Regionally, North American property stocks experienced a material reversal during the Reporting Period, going from being the worst performing region in the first quarter of 2018 to being the best performing region in the second calendar quarter, with modest additional gains during the third calendar quarter. Japan and North America generally drove real estate markets during the Reporting Period overall, while Asia (ex-Japan) real estate lagged due in large part to a sell-off in Hong Kong listed companies. Real estate stocks broadly continued to price in further Fed interest rate hikes as well as elevated investor concerns surrounding U.S. tariffs and trade policy for more economically sensitive property types. In addition, mergers and acquisition activity picked up during the Reporting Period.

Looking Ahead

At the end of the Reporting Period, investors appeared to be monitoring political developments in the U.S. with a focus on the midterm elections. A key issue was whether the Democrats would be able to win a majority in the House of Representatives, a result that could create political gridlock in the second half of the President’s term in office, in our view. (On November 6, 2018, after the end of the Reporting Period, the Democratic Party won a majority in the House of Representatives.) Additionally, U.S. trade policy remained a concern at the end of the Reporting Period, as investors monitored whether U.S.-China trade tensions would ease. On the economic front, investors continued to watch for any increase in U.S. inflation, as this could drive the Fed’s schedule for interest rate hikes. Finally, signs of slowing economic growth in China and Europe were drawing significant market attention, with investors looking to discern whether the global economic cycle had plateaued, which could potentially drive strong shifts in market performance.

2

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager

Global Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Global Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class R6 Shares generated an average annual total return of -3.43%. This return compares to the -0.18% average annual total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI”) (Net, USD, 50% Non-U.S. Developed Hedged to USD) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a mix of international, global and U.S.-focused equity investment strategies. The GPS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a negative absolute return and underperformed the Index. The Fund’s relative underperformance can be attributed to the performance of the Fund’s Underlying Managers. On the positive side, strategic asset allocation outperformed the Index during the Reporting Period.

The Fund had capital allocated to 13 Underlying Managers during the Reporting Period — Boston Partners Global Investors, Inc. (“Boston Partners”), Causeway Capital Management LLC (“Causeway”), Fisher Asset Management, LLC (“Fisher”), GW&K Investment Management, LLC (“GW&K”), Legal & General Investment Management America, Inc. (“LGIMA”), Parametric Portfolio Associates LLC (“Parametric”), Principal Global Investors, LLC (“Principal”), Quantitative Management Associates LLC (“QMA”), Scharf Investments, LLC (“Scharf”), Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), Vulcan Value Partners, LLC (“Vulcan”), WCM Investment Management (“WCM”) and Wellington Management Company LLP (“Wellington”).

These 13 Underlying Managers represented five market segments across global equity as part of the Fund’s top-level strategy allocation — U.S. large cap (QMA, Scharf, Vaughan Nelson and Vulcan); Europe, Australasia and Far East (“EAFE”) large cap (Causeway and WCM); U.S. small cap (Boston Partners and GW&K); EAFE small cap (Principal); and emerging markets (Fisher, Parametric and Wellington). LGIMA manages a diversified beta strategy.

During November 2017, Parametric was redeemed and the capital was reallocated to Wellington, which became a new emerging markets Underlying Manager for the Fund. Scharf was redeemed during June 2018, and the funds were reallocated to the Vanguard S&P 500® ETF, which we had purchased in March to provide the Fund with passive U.S. large cap exposure, and to Vulcan. QMA and Vaughan Nelson were added as new Underlying Managers in August 2018 and were allocated capital in October.

Thus, nine Underlying Managers had capital allocated to them for the majority of the Reporting Period. Of these nine Underlying Managers, two generated positive absolute returns and seven generated negative absolute returns during the Reporting Period. On a relative basis, one of these Underlying Managers outperformed its benchmark index and

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eight underperformed their respective benchmark indices. Among the other three Underlying Managers, Scharf underperformed its benchmark index between the beginning of the Reporting Period and June 4, 2018, when it was redeemed. QMA and Vaughan Nelson underperformed their respective benchmark indices between October 2, 2018, when they were allocated capital, and the end of the Reporting Period.

The Fund additionally uses Russell Investments Implementation Services, LLC (“RIIS”) for a currency overlay program given the hedged nature of the Fund’s benchmark index.

As mentioned earlier, the Fund’s performance relative to the Index was driven mainly by manager selection, which detracted from returns overall during the Reporting Period. The most significant underperformance came from diversified beta manager LGIMA, which lagged the MSCI ACWI Index. In addition, U.S. large cap Underlying Managers Scharf and Vulcan both underperformed the S&P 500® Index. On the positive side, EAFE large cap Underlying Manager WCM outperformed the MSCI ACWI ex-U.S. Index during the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across global equity markets, outperformed the Index during the Reporting Period. An underweight in EAFE equities contributed positively to results amid weaker European economic activity and concerns around Italy’s budget negotiations. Positioning among style factors also helped performance. (Style factors are drivers of return within an asset class, which can include value, size, momentum, quality, yields and low volatility.) Conversely, an underweight in U.S. large cap equities pressured performance, as 2018 saw significant divergence between the economic growth of the U.S. and that of the rest of the world. Additionally, our long-term and medium-term views to overweight emerging markets equities detracted during the Reporting Period, as emerging markets assets sold off due to U.S. dollar strength, escalating trade tensions and slowing global economic growth.

Q	Which global equity asset classes most significantly affected Fund performance?

A	Diversified beta manager LGIMA, which we measure against the MSCI ACWI Index, underperformed during the Reporting Period because of an underweight position and poor stock selection in the information technology and consumer discretionary sectors.

In U.S. large cap, which we measure relative to the S&P 500® Index, Underlying Manager Scharf underperformed the benchmark index due to poor stock selection in information technology, consumer discretionary and health care. (Effective in early June 2018, Scharf was no longer an Underlying Manager of the Fund.) As for Underlying Manager Vulcan, it lagged the benchmark index because of a significant overweight in the financials sector and weak stock selection in the information technology sector.

In U.S. small cap, both Underlying Managers underperformed their respective benchmark indices in a strong absolute return environment for small cap equities. GW&K underperformed the Russell 2000® Index because of poor stock selection in information technology, particularly among software companies, and weak selection in the financials and health care sectors. Boston Partners, the value-oriented Underlying Manager, underperformed the Russell 2000® Value Index due to an overweight position and weak stock selection in the materials sector as well as poor selection among consumer discretionary stocks.

In EAFE large cap, Underlying Manager WCM outpaced its benchmark index, the MSCI ACWI Ex USA Index, because of effective stock selection in the information technology and consumer discretionary sectors. However, Underlying Manager Causeway underperformed its benchmark index, the MSCI EAFE Index, due to an underweight and weak stock selection in consumer staples along with poor stock selection in the information technology sector.

In EAFE small cap, Underlying Manager Principal underperformed its benchmark index, the MSCI World ex-U.S. Small Cap Index, as a result of weak stock selection in the industrials, information technology and consumer staples sectors. Regionally, negative performance was due primarily to poor stock selection in Japan.

In emerging markets, which we measure relative to the MSCI Emerging Markets Index, Underlying Manager Fisher underperformed. Fisher’s underperformance can be attributed to weak stock selection within consumer discretionary and health care. An underweight and negative stock selection in energy also detracted from performance. Underlying Manager Wellington also underperformed its benchmark index, driven by weak stock selection in the health care, consumer discretionary and utilities sectors.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	RIIS manages a currency overlay allocation that seeks to minimize unintended currency exposures that either reduce

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PORTFOLIO RESULTS

performance or increase risk of the Fund’s portfolio. RIIS uses currency forwards as part of this strategy. LGIMA uses futures to manage exposure and tracking error to its benchmark index during certain market events, such as dividend accrual periods or small corporate actions. Overall, the use of derivatives by the Underlying Managers did not materially impact the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	As mentioned previously, Parametric was redeemed early in the Reporting Period and the capital was reallocated to Wellington, which became an emerging markets Underlying Manager for the Fund in November 2017. Wellington, a systematic emerging markets investment manager, seeks to exploit behavioral inefficiencies based on value, quality, momentum and special situation factors using quantitative techniques.

In March 2018, we funded the Vanguard S&P 500® ETF to provide the Fund with passive U.S. large cap exposure as we looked to adjust the lineup of U.S. large cap Underlying Managers.

As mentioned earlier, Scharf was redeemed during June 2018, and the capital was reallocated to the Vanguard S&P 500® ETF and Vulcan. In August 2018, QMA and Vaughan Nelson were added as Underlying Managers for the Fund, as we sought to create an equity allocation that was more balanced among style factors. QMA pursues a systematic, long-only U.S. equity strategy, with a process focused on providing exposure to three primary factors that QMA believes lead to improved performance: valuation, growth and quality. Vaughan Nelson pursues a dynamic equity strategy, with a bias toward mid- to large-cap equity securities, that seeks to generate returns by investing in companies that are earning above their cost of capital, that have stable to improving returns, and where the valuation is considered by Vaughan Nelson to be attractive. QMA and Vaughan Nelson were allocated assets in October 2018.

In August 2018, DWS Investment Management Americas, Inc. (“DIMA”) was added as a new Underlying Manager for the Fund but was not allocated capital during the Reporting Period. DIMA pursues an index-based equity strategy that seeks to closely track all or a subset of the securities of the MSCI ACWI Diversified Multi-Factor Index.

The Fund’s strategic asset allocation remained consistent throughout the Reporting Period. At the beginning and end of the Reporting Period, the Fund’s assets were allocated 38% to U.S. large cap, 26% to EAFE large cap, 10% to U.S. small cap, 7% to EAFE small cap and 17% to emerging markets, with the remainder in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views within the equity complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

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PORTFOLIO RESULTS

Index Definitions

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries in the index include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P 500® Index is the Standard & Poor’s 500 composite index of 500 stocks, an unmanaged index of common stock prices.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

MSCI ACWI ex USA Index is a market-capitalization weighted index maintained by MSCI and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. It includes both developed and emerging markets. It holds 22 countries classified as developed markets and 24 classified as emerging markets. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. Emerging markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI World ex-U.S. Small Cap Index is an unmanaged index maintained by MSCI and considered representative of small-cap stocks of global developed markets, excluding those of the U.S.

MSCI ACWI Diversified Multiple-Factor Index is based on MSCI ACWI Index, which includes large and mid cap stocks across 23 developed markets and 24 emerging markets countries. It aims to maximize exposure to four factors — Value, Momentum, Quality and Low Size — while maintaining a risk profile similar to that of the underlying parent index.

It is not possible to invest directly in an unmanaged index.

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FUND BASICS

Multi-Manager Global Equity Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD)[2]
Class R6 Shares	-3.43%	-0.18%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD) is a custom index that comprises the MSCI ACWI IMI (which covers 8,870 securities and includes large, mid, small and micro cap size segments for all developed markets countries in the index together with large, mid and small cap size segments for the emerging markets countries) and a currency hedge on 50% of the non-U.S. developed markets exposures back to U.S. dollars. As of September 28, 2018, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 24 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index figures do not reflect any deductions for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Since Inception	Inception Date
Class R6 Shares	6.53%	6.16%	6/24/2015

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class R6 Shares	0.85%	1.47%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

TOP TEN HOLDINGS AS OF 10/31/18[5]
Holding	% of Net Assets	Line of Business
Microsoft Corp.	0.7%	Software
UnitedHealth Group, Inc.	0.6	Health Care Providers & Services
Mastercard, Inc. Class A	0.6	IT Services
Tencent Holdings Ltd.	0.6	Interactive Media & Services
Berkshire Hathaway, Inc. Class B	0.5	Diversified Financial Services
Oracle Corp.	0.5	Software
Apple, Inc.	0.5	Technology Hardware, Storage & Peripherals
AT&T, Inc.	0.5	Diversified Telecommunication Services
China Mobile Ltd.	0.5	Wireless Telecommunication Services
The Home Depot, Inc.	0.5	Specialty Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 3.8% of the Fund’s net assets as of 10/31/18.

FUND COMPOSITION[7]

[7]The	percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying compositions of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on June 24, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Goldman Sachs Multi-Manager Global Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from June 24, 2015 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Since Inception

Class R6 (Commenced June 24, 2015)*	(3.43)%	3.41%

*	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.

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PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Effective October 1, 2018, the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s (the “Fund”) performance benchmark changed from the Multi-Manager Non-Core Fixed Income Composite Index to the Multi-Manager Non-Core Fixed Income Composite Dynamic Index. The Investment Adviser believes that the Multi-Manager Non-Core Fixed Income Composite Dynamic Index is a more appropriate index against which to measure performance of the Fund. No modifications in the Fund’s investment objective, strategy and policies were made in connection with this change.

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Fund’s performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class R6 Shares generated an average annual total return of -2.84%. This return compares to the -1.03% average annual total return of the Fund’s new benchmark, the Multi-Manager Non-Core Fixed Income Composite Dynamic Index (the “Index”), during the same time period.

The Index is comprised of the Bloomberg Barclays Global High Yield Corporate Index (Gross, USD, Unhedged) (the “Bloomberg Barclays Index”), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (the “Credit Suisse Index”) , the J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index (Gross, USD, Unhedged) (the “J.P. Morgan EMBISM Index”) and the J.P. Morgan Government Bond Index — Emerging Markets (“GBI-EMSM”) Global Diversified Index (Gross, USD, Unhedged) (the “J.P. Morgan GBI-EMSM Index”), which are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. During the Reporting Period, the Bloomberg Barclays Index, the Credit Suisse Index, the J.P. Morgan EMBISM Index and the J.P. Morgan GBI-EMSM Index returned -0.87%, 4.89%, -4.39% and -6.58%, respectively.

To compare, the Fund’s previous benchmark index, the Multi-Manager Non-Core Fixed Income Composite Index, returned -0.81% during the Reporting Period. The Multi-Manager Non-Core Fixed Income Composite Index is comprised 40% of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) (“the Bloomberg Barclays U.S. High Yield Index”), 20% of the Credit Suisse Index, 20% of the J.P. Morgan EMBISM Index and 20% of the J.P. Morgan GBI-EMSM Index). For reference, the Bloomberg Barclays U.S. High Yield Index returned 0.98% during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a non-core fixed income investment strategy. (Non-core fixed income includes non-investment grade securities, bank loans and emerging markets debt). The GPS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a negative absolute return and underperformed the Index. The Fund’s relative underperformance can be attributed to the performance of the Underlying Managers. On the positive

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PORTFOLIO RESULTS

side, strategic asset allocation outperformed the Index during the Reporting Period.

The Fund had capital allocated to six Underlying Managers during the Reporting Period — Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Brigade Capital Management, LP (“Brigade”), Lazard Asset Management LLC (“Lazard”), Symphony Asset Management LLC (“Symphony”) and TCW Investment Management Company LLC (“TCW”).

These six Underlying Managers represented four sectors across non-core fixed income as part of the Fund’s top-level strategy allocation — high yield (Ares, Blue Bay and Brigade), bank loans (Symphony), external emerging markets debt (Lazard) and local emerging markets debt (BlueBay and TCW).

In May 2018, TCW became a new Underlying Manager of the Fund, as we sought to adjust the lineup of emerging markets debt Underlying Managers, and it was allocated assets in June. During August, BlueBay was eliminated as an Underlying Manager of local emerging markets debt, and in October, it was provided capital to manage an allocation of global high yield debt. Also during October, high yield Underlying Manager Ares was redeemed.

Of the three Underlying Managers managing allocations during the entire Reporting Period, Symphony and Brigade recorded positive absolute returns and Lazard recorded a negative return. TCW posted a negative absolute return between June 14, 2018, when it was allocated capital, and the end of the Reporting Period. BlueBay, as a high yield Underlying Manager, generated a positive absolute return between October 1, 2018, when it was allocated capital, and the end of the Reporting Period. As a local emerging markets debt Underlying Manager, BlueBay recorded a negative absolute return from the start of the Reporting Period until August 8, 2018, when the allocation was redeemed. Ares posted a negative absolute return between the beginning of the Reporting Period until October 16, 2018, when it was redeemed.

As mentioned earlier, the Fund’s underperformance relative to the Index was mainly driven by manager selection. All of the Underlying Managers underperformed their respective benchmark indices, except for Underlying Manager Brigade, which performed in line with the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index during the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest in non-core fixed income sectors, outperformed the Index during the Reporting Period. An overweight in high yield corporate bonds and an underweight in local emerging markets debt contributed positively. This was offset somewhat by an underweight in bank loans, which detracted from returns, as bank loans outperformed other fixed income asset classes during the Reporting Period.

Q	Which non-core fixed income Underlying Managers most significantly affected Fund performance?

A	Ares, a high yield Underlying Manager, underperformed the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index during the Reporting Period. Weak security selection in the media content and telecommunication industries detracted, though this was partially offset by positive security selection in specialty retailing.

Brigade, another high yield Underlying Manager, performed in line with the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index. Weak security selection in energy and media was offset by positive security selection in retail and B-rated high yield corporate bonds.

Symphony, the bank loans Underlying Manager, lagged the Credit Suisse Leveraged Loan Index. This underperformance was largely driven by defensive cash positioning, as the broader bank loan market performed strongly during the Reporting Period. Challenged credit selection among retailers also detracted from returns. Conversely, effective security selection in the media/telecommunications industry partially offset these negative results.

BlueBay, as a local emerging markets debt Underlying Manager, underperformed the J.P. Morgan GBI-EMSM Global Diversified Index during the Reporting Period because of overall currency positioning, especially in Argentina, Turkey and South Africa. These results were partly offset by duration positioning in Egyptian local interest rates, which added to performance. (Duration measures sensitivity to changes in interest rates.)

Lazard, the external emerging markets debt Underlying Manager, underperformed the J.P. Morgan EMBISM Diversified Index during the Reporting Period. The underperformance was driven by negative country selection in sovereign hard currencies, especially an overweight in the Argentinian peso. Overweight positions in several relatively higher yielding countries, including Lebanon and Sri Lanka,

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PORTFOLIO RESULTS

also detracted from relative performance. On the other hand, an overweight in Angola, another higher yielding country, added to returns.

TCW, a local emerging markets debt Underlying Manager, and BlueBay, as a high yield Underlying Manager, did not have a significant impact on Fund performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund’s Underlying Managers used currency forwards, interest rate swaps, credit default swaps and options on foreign currency during the Reporting Period to implement their strategies. BlueBay used futures during the Reporting Period to gain exposure to emerging markets as well as to hedge risks such as U.S. interest rate duration. Overall, the use of derivatives by the Underlying Managers did not materially impact the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	In May 2018, we funded the VanEck Vectors J.P. Morgan EM Local Currency Bond ETF to gain exposure to local emerging markets debt. We eliminated this position in July 2018 after Underlying Manager TCW was provided assets to manage an allocation of local emerging markets debt.

As mentioned previously, TCW was added as a new Underlying Manager of the Fund in May 2018, as we sought to adjust the lineup of Underlying Managers focused on emerging markets debt. TCW was allocated assets during June.

In August 2018, due to personnel turnover, BlueBay was eliminated as a local emerging markets debt Underlying Manager.

In addition, as mentioned earlier, Ares was eliminated as a high yield Underlying Manager in October 2018. The assets were reallocated to BlueBay, as we sought to refocus the Fund’s investments on global, rather than U.S.-only, high yield corporate bonds.

Regarding the Fund’s strategic asset allocation, the Fund’s assets were allocated 12% to local emerging markets debt, 18% to external emerging markets debt, 13% to bank loans and 54% to high yield corporate bonds, with the remainder in cash and cash equivalents, at the beginning of the Reporting Period. In June 2018, our cycle aware view that the U.S. was nearing the latter stages of the economic cycle led to a change in the Fund’s strategic exposures. That month, we used a pullback in the performance of emerging markets assets to trim the Fund’s overweight in high yield corporate bonds and its underweight in local emerging markets debt. However, emerging markets assets subsequently sold off, as currency crises in Argentina and Turkey sparked investor fears of global contagion and U.S.-China trade tensions re-intensified. In September 2018, after market concerns about global contagion subsided, local emerging markets debt rebounded, recovering some of its losses. As the Reporting Period came to an end, we maintained the view that the difference between emerging markets economic growth and developed markets economic growth would ultimately widen, which we believed would lead to outperformance of emerging markets assets versus developed markets assets. In our opinion, a key underlying driver of the sell-off in emerging markets assets during the Reporting Period was disappointing emerging markets economic growth in the context of strong U.S. economic growth. At the conclusion of the Reporting Period, emerging markets economic data, while still uncertain, appeared to have stabilized, in our view. We believed the eventual impact of tariffs would be manageable, and we thought investors had overreacted to the threat of a trade war. In due course, the combination of stabilizing economic data and decreasing trade war worries should lead to positive market surprises, in our opinion. Accordingly, at the end of the Reporting Period, the Fund’s assets were allocated 25% to local emerging markets debt, 18% to external emerging markets debt, 13% to bank loans and 42% to high yield corporate bonds, with the remainder in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the non-core fixed income market as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate total return consisting of income and capital appreciation.

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PORTFOLIO RESULTS

Index Definitions

Bloomberg Barclays Global High Yield Corporate Index is a multi-currency measure of the global high yield debt market.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

J.P. Morgan Government Bond Index — Emerging Markets (“GBI-EMSM”) Global Diversified Index is a comprehensive local emerging markets index, consisting of regularly traded, fixed-rate, local currency government bonds.

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis.

It is not possible to invest directly in an unmanaged index.

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FUND BASICS

Multi-Manager Non-Core Fixed Income Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017– October 31, 2018	Fund Total Return (based on NAV)[1]	Multi- Manager Non-Core Fixed Income Composite Dynamic Index[2]	Multi- Manager Non-Core Fixed Income Composite Index[3]	Bloomberg Barclays Global High Yield Corporate Index (Gross, USD, Unhedged)	Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged)	Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged)	J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged)	J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged)
Class R6 Shares	-2.84%	-1.03%	-0.81%	-0.87%	0.98%	4.89%	-4.39%	-6.58%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Multi-Manager Non-Core Fixed Income Composite Dynamic Index, which is comprised of the Bloomberg Barclays Global High Yield Corporate Index (Gross, USD, Unhedged), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged), the J.P. Morgan Emerging Market Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) and the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged). The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Multi-Manager Non-Core Fixed Income Composite Index is comprised of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) (40%), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (20%), the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) (20%), and the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) (20%). The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/18	One Year	Since Inception	Inception Date
Class R6 Shares	-1.03%	2.17%	3/31/2015

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class R6 Shares	0.70%	1.12%

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[6]
Holding	% of Net Assets	Line of Business
Brazil Notas do Tesouro Nacional	1.9%	Foreign Debt Obligations
Hungary Government Bond	1.1	Foreign Debt Obligations
U.S. Treasury Note	1.0	Foreign Debt Obligations
Thailand Government Bond	0.8	Foreign Debt Obligations
Brazil Notas do Tesouro Nacional	0.7	Foreign Debt Obligations
Republic of Colombia	0.6	Foreign Debt Obligations
Bonos de la Tesoreria de la Republica	0.6	Foreign Debt Obligations
Republic of South Africa	0.6	Foreign Debt Obligations
Republic of Indonesia	0.6	Foreign Debt Obligations
United Mexican States	0.6	Foreign Debt Obligations

[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 8.2% of the Fund’s net assets as of 10/31/18. The top 10 holdings may not be representative of the Fund’s future investments.

15

FUND BASICS

FUND COMPOSITION[7]

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying compositions of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

16

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on March 31, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the Multi-Manager Non-Core Fixed Income Composite Dynamic Index, which is comprised of the Bloomberg Barclays Global High Yield Corporate Index (Gross, USD, Unhedged), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged), the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) and the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged), is shown. The performance of the Fund’s former benchmark, the Multi-Manager Non-Core Fixed Income Composite Index, which is comprised of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) (40%), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (20%), the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) (20%), and the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) (20%), is also shown. The Investment Adviser believes that the Multi-Manager Non-Core Fixed Income Composite Dynamic Index is a more appropriate benchmark against which to measure the performance of the Fund, as compared to the Multi-Manager Non-Core Fixed Income Composite Index. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Goldman Sachs Non-Core Fixed Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from March 31, 2015 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One year	Since Inception

Class R6 (Commenced March 31, 2015)*	(2.84)%	1.61%

*	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.

17

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager

Real Assets Strategy Fund

Investment Objective

The Fund seeks to provide long-term capital growth through investments related to real assets.

Portfolio Management Discussion and Analysis

Effective September 17, 2018, the Goldman Sachs Multi-Manager Real Assets Strategy Fund’s (the “Fund”) performance benchmark changed from the Multi-Manager Real Assets Strategy Composite Index to the Multi-Manager Real Assets Strategy Composite Dynamic Index. The Investment Adviser believes that the Multi-Manager Real Assets Strategy Composite Dynamic Index is a more appropriate index against which to measure performance of the Fund. No modifications in the Fund’s investment objective, strategy and policies were made in connection with this change.

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Fund’s performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class R6 Shares generated an average annual total return of -1.88%. This return compares to the -1.22% average annual total return of the Fund’s new benchmark, the Multi-Manager Real Assets Strategy Composite Dynamic Index (the “Index”), during the same time period.

The Index is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (the “FTSE Index”) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (the “Dow Jones Brookfield Index”), which are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. During the Reporting Period, the FTSE Index and the Dow Jones Brookfield Index returned 0.48% and -3.99%, respectively.

To compare, the Fund’s previous benchmark index, the Multi-Manager Real Assets Strategy Composite Index, returned -1.75% during the Reporting Period. The Multi-Manager Real Assets Strategy Composite Index is comprised 50% of the FTSE Index and 50% of the Dow Jones Brookfield Index.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that invest primarily in real assets. (Real assets are defined broadly by the Fund and include any assets that have physical properties or inflation sensitive characteristics, such as energy, real estate, infrastructure, commodities and inflation linked or floating rate fixed income securities. Inflation is a sustained increase in prices that erodes the purchasing power of money. Assets with inflation sensitive characteristics are assets that benefit from rising real cash flows in times of rising inflation.) The GPS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund posted a negative absolute return but outperformed the Index on a relative basis. The Fund’s relative outperformance can be attributed to the Fund’s strategic asset allocation as well as to the performance of the Underlying Managers.

The Fund allocated capital to four Underlying Managers during the Reporting Period — PGIM Real Estate, a business unit of PGIM, Inc. (“PGIM Real Estate”), Presima Inc. (“Presima”), RARE Infrastructure (North America) Pty Limited (“RARE”) and RREEF America L.L.C. (“RREEF”). These four Underlying Managers represented two sectors of real assets as part of the Fund’s top-level strategy allocation — global real estate (PGIM Real Estate and Presima) and global infrastructure (RARE and RREEF).

Of the four Underlying Managers with allocated capital during the Reporting Period, three generated negative

18

PORTFOLIO RESULTS

absolute returns and one generated a positive absolute return. On a relative basis, one of the Underlying Managers outperformed its benchmark index, two underperformed their respective benchmark indices, and one performed in line with its benchmark index during the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across real assets, contributed positively to relative returns during the Reporting Period. An overweight in global real estate securities relative to the Index added to performance, though this was offset somewhat by an overweight in global infrastructure securities, which detracted. Global infrastructure securities faced headwinds in the rising interest rate environment, while global real estate securities were buoyed by positive macroeconomic growth, particularly in the U.S. Real estate market fundamentals also remained strong, with solid rental demand and occupancy levels. Meanwhile, supply was kept in check by tighter real estate lending, increasing construction costs and a tightening construction labor market.

From a manager selection perspective, the Fund’s performance relative to the Index was driven by global infrastructure Underlying Manager RREEF, which outperformed the Dow Jones Brookfield Global Infrastructure Index. RARE, the other global infrastructure Underlying Manager, underperformed the Dow Jones Brookfield Global Infrastructure Index. Global real estate Underlying Manager Presima underperformed the FTSE EPRA/NAREIT Developed Index. PGIM Real Estate, the other global real estate Underlying Manager, performed in line with the FTSE EPRA/NAREIT Developed Index during the Reporting Period.

Q	Which real assets asset classes most significantly affected Fund performance?

A	In global infrastructure, which we measure against the Dow Jones Brookfield Global Infrastructure Index, Underlying Manager RREEF outperformed the benchmark index during the Reporting Period because of an underweight position and strong stock selection in European transport companies. Effective stock selection among midstream energy companies also aided returns. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.)

Global infrastructure Underlying Manager RARE underperformed the Dow Jones Brookfield Global Infrastructure Index during the Reporting Period due to an overweight position and negative stock selection in toll road companies, particularly within Europe. Additionally, an overweight and weak stock selection in port companies hurt its performance.

In global real estate, which we measure against the FTSE EPRA/NAREIT Developed Index, Underlying Manager PGIM Real Estate performed in line with its benchmark index during the Reporting Period. An overweight and strong stock selection in industrial real estate investment trusts (“REITs”) added to performance as did selection among health care REITs. These positive results were offset by an underweight and poor selection in mall REITs, which detracted.

Global real estate Underlying Manager Presima underperformed the FTSE EPRA/NAREIT Developed Index during the Reporting Period. Weak stock selection among U.S. office and health care REITs detracted from returns. Stock selection among Canadian REITs also diminished performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts to facilitate equity transactions settling in foreign currencies. During the Reporting Period, these transactions detracted from the Fund’s results.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	In early July 2018, we added passive exposure to global real estate securities through investments in the SPDR® Dow Jones REIT ETF and the SPDR® Dow Jones International Real Estate ETF, as we sought to diversify the Fund’s potential risk amidst a portfolio management change at PGIM Real Estate. Both ETFs were redeemed on July 19, 2018.

The Fund’s strategic asset allocation remained consistent throughout the Reporting Period. At the beginning and end of the Reporting Period, the Fund’s assets were allocated 60% to global real estate and 39% to global infrastructure with the remainder in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the real assets complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth through investments related to real assets.

19

PORTFOLIO RESULTS

Index Definitions:

FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The index incorporates REITs and real estate holding & development companies.

Dow Jones Brookfield Global Infrastructure Index intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

It is not possible to invest directly in an unmanaged index.

20

FUND BASICS

Multi-Manager Real Assets Strategy Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017– October 31, 2018	Fund Total Return (based on NAV)[1]	Multi-Manager Real Assets Strategy Composite Dynamic Index[2]	Multi-Manager Real Assets Strategy Composite Index[3]	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)	FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged)
Class R6 Shares	-1.88%	-1.22%	-1.75%	-3.99%	0.48%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Multi-Manager Real Assets Strategy Composite Dynamic Index is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged). The constituent indexes of the Multi-Manager Real Assets Strategy Composite Dynamic Index are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Multi-Manager Real Assets Strategy Composite Index is composed of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (50%) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (50%). The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/18	One Year	Since Inception	Inception Date
Class R6 Shares	1.84%	1.23%	6/30/2015

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class R6 Shares	0.90%	1.33%

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN EQUITY HOLDINGS AS OF 10/31/18[6]
Holding	% of Net Assets	Line of Business
Prologis, Inc.	3.5%	Equity Real Estate Investment Trusts (REITs)
AvalonBay Communities, Inc.	2.8	Equity Real Estate Investment Trusts (REITs)
Crown Castle International Corp.	2.5	Equity Real Estate Investment Trusts (REITs)
SPDR Dow Jones REIT ETF	2.2	Equity Real Estate Investment Trust (REITs)
Mitsui Fudosan Co. Ltd.	2.1	Real Estate Management & Development
Welltower, Inc.	1.9	Equity Real Estate Investment Trusts (REITs)
SPDR Dow Jones International Real Estate ETF	1.9	Equity Real Estate Investment Trust(REITs)
Digital Realty Trust, Inc.	1.8	Equity Real Estate Investment Trusts (REITs)
Vonovia SE	1.8	Real Estate Management & Development
The Macerich Co.	1.7	Equity Real Estate Investment Trusts (REITs)

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

22

FUND BASICS

FUND SECTOR ALLOCATION[7]

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph generally categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

23

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on June 30, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the Multi-Manager Real Assets Strategy Composite Dynamic Index, which is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged), is shown. The Fund’s former benchmark, the Multi-Manager Real Assets Strategy Composite Index, which is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (50%) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (50%), is also shown. The Investment Adviser believes that the Multi-Manager Real Assets Strategy Composite Dynamic Index is a more appropriate benchmark against which to measure the performance of the Fund, as compared to the Multi-Manager Real Assets Strategy Composite Index. Until December 31, 2015, the S&P GSCI® (Net, USD, Unhedged) comprised 20% of the Fund’s former benchmark, the Multi-Manager Real Assets Strategy Composite Index (with each other index comprising 40% of the Index.). This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Underlying Managers’ decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Goldman Sachs Multi-Manager Real Assets Strategy Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from June 30, 2015 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Since Inception

Class R6 (Commenced June 30, 2015)*	(1.88)%	(0.16)%

*	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.

24

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 94.6%
Australia – 1.1%
2,930	AGL Energy Ltd. (Multi-Utilities)	$37,417
7,254	ALS Ltd. (Professional Services)	42,068
123,318	Alumina Ltd. (Metals & Mining)	223,802
4,828	Amcor Ltd. (Containers & Packaging)	45,558
5,374	Ansell Ltd. (Health Care Equipment & Supplies)	88,597
13,167	Appen Ltd. (IT Services)	99,966
2,156	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	40,628
21,426	Aurizon Holdings Ltd. (Road & Rail)	63,835
56,210	AusNet Services (Electric Utilities)	68,178
3,970	Bank of Queensland Ltd. (Banks)	27,214
4,521	Bendigo & Adelaide Bank Ltd. (Banks)	32,852
2,342	BHP Billiton Ltd. (Metals & Mining)	54,038
8,275	BlueScope Steel Ltd. (Metals & Mining)	84,824
10,749	Boral Ltd. (Construction Materials)	42,822
7,248	Brambles Ltd. (Commercial Services & Supplies)	54,599
1,938	CIMIC Group Ltd. (Construction & Engineering)	65,068
56,025	Coca-Cola Amatil Ltd. (Beverages)	394,287
253	Cochlear Ltd. (Health Care Equipment & Supplies)	31,881
6,105	Computershare Ltd. (IT Services)	85,731
5,985	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)	53,254
14,297	CSL Ltd. (Biotechnology)	1,908,609
5,665	Dexus (Equity Real Estate Investment Trusts (REITs))	40,931
53,905	Downer EDI Ltd. (Commercial Services & Supplies)	265,394
425,000	Fairfax Media Ltd. (Media)	193,416
16,247	Fortescue Metals Group Ltd. (Metals & Mining)	46,244
9,455	Goodman Group (Equity Real Estate Investment Trusts (REITs))	69,489
14,183	Healthscope Ltd. (Health Care Providers & Services)	21,279
6,460	Iluka Resources Ltd. (Metals & Mining)	37,101
61,602	Incitec Pivot Ltd. (Chemicals)	170,691
8,398	Insurance Australia Group Ltd. ADR (Insurance)	40,621
4,551	LendLease Group (Real Estate Management & Development)	56,835
7,481	Link Administration Holdings Ltd. (IT Services)	39,867
1,031	Macquarie Group Ltd. (Capital Markets)	85,977
10,326	Medibank Pvt. Ltd. (Insurance)	20,474
35,542	Mirvac Group (Equity Real Estate Investment Trusts (REITs))	54,672
1,517	National Australia Bank Ltd. (Banks)	27,169
3,887	Newcrest Mining Ltd. (Metals & Mining)	56,899
50,771	Northern Star Resources Ltd. (Metals & Mining)	317,178
1,683	Orica Ltd. (Chemicals)	20,505

Common Stocks – (continued)
Australia – (continued)
8,981	Origin Energy Ltd.* (Oil, Gas & Consumable Fuels)	46,542
36,646	Orora Ltd. (Containers & Packaging)	87,334
738	Ramsay Health Care Ltd. (Health Care Providers & Services)	29,457
806	Rio Tinto Ltd. (Metals & Mining)	43,856
23,910	Santos Ltd. (Oil, Gas & Consumable Fuels)	112,223
14,622	Scentre Group (Equity Real Estate Investment Trusts (REITs))	41,194
3,398	SEEK Ltd. (Professional Services)	43,172
24,799	Seven Network Ltd. (Trading Companies & Distributors)	313,295
1,538	Sonic Healthcare Ltd. (Health Care Providers & Services)	24,615
48,724	South32 Ltd. (Metals & Mining)	125,667
62,032	Spark Infrastructure Group (Electric Utilities)	101,133
14,531	Stockland (Equity Real Estate Investment Trusts (REITs))	37,172
1,931	Suncorp Group Ltd. (Insurance)	19,200
12,930	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	42,432
12,396	Telstra Corp. Ltd. (Diversified Telecommunication Services)	27,115
82,004	The GPT Group (Equity Real Estate Investment Trusts (REITs))	299,907
17,024	The Star Entertainment Grp Ltd. (Hotels, Restaurants & Leisure)	57,408
5,446	Treasury Wine Estates Ltd. (Beverages)	58,618
17,958	Vicinity Centres (Equity Real Estate Investment Trusts (REITs))	33,687
1,813	Wesfarmers Ltd. (Food & Staples Retailing)	60,042
1,186	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	29,200
1,681	Woolworths Group Ltd. (Food & Staples Retailing)	33,928

		6,777,167

Austria – 0.2%
1,432	ANDRITZ AG (Machinery)	74,221
4,923	CA Immobilien Anlagen AG (Real Estate Management & Development)	160,255
2,735	Erste Groupe Bank AG* (Banks)	111,335
3,464	OMV AG (Oil, Gas & Consumable Fuels)	192,365
5,686	Raiffeisen Bank International AG (Banks)	154,965
11,584	S&T AG* (Technology Hardware, Storage & Peripherals)	287,892
4,400	voestalpine AG (Metals & Mining)	156,156

		1,137,189

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Belgium – 0.2%
652	Ackermans & van Haaren NV (Diversified Financial Services)	$102,649
5,158	Ageas (Insurance)	258,081
1,651	Groupe Bruxelles Lambert SA (Diversified Financial Services)	153,548
11,383	Proximus SADP (Diversified Telecommunication Services)	290,014
576	Solvay SA (Chemicals)	65,611
2,503	UCB SA (Pharmaceuticals)	210,202

		1,080,105

Brazil – 1.3%
5,800	Ambev SA (Beverages)	25,466
96,786	Ambev SA ADR (Beverages)	419,083
63,290	B3 SA – Brasil Bolsa Balcao (Capital Markets)	451,355
69,930	Banco Bradesco SA ADR (Banks)	641,258
80,928	Banco do Brasil SA (Banks)	929,645
26,326	Banco Santander Brasil SA (Banks)	298,524
13,364	BR Malls Participacoes SA* (Real Estate Management & Development)	45,606
4,400	Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities)	33,046
18,000	Cia Siderurgica Nacional SA* (Metals & Mining)	46,288
1,700	Cosan SA (Oil, Gas & Consumable Fuels)	14,732
1,800	CVC Brasil Operadora e Agencia de Viagens SA (Hotels, Restaurants & Leisure)	27,376
8,500	Embraer SA (Aerospace & Defense)	47,805
480	Engie Brasil Energia SA (Independent Power and Renewable Electricity Producers)	5,133
3,417	Equatorial Energia SA (Electric Utilities)	62,427
32,552	Estacio Participacoes SA (Diversified Consumer Services)	202,318
4,700	Hypera SA (Pharmaceuticals)	37,610
4,560	IRB Brasil Resseguros S/A (Insurance)	88,786
49,359	Itau Unibanco Holding SA ADR (Banks)	650,058
46,544	JBS SA (Food Products)	128,195
6,242	Kroton Educacional SA (Diversified Consumer Services)	19,155
18,300	Lojas Renner SA (Multiline Retail)	184,893
2,646	Magazine Luiza SA (Multiline Retail)	120,017
59,657	Petroleo Brasileiro SA ADR (Oil, Gas & Consumable Fuels)	969,426
15,376	Porto Seguro SA (Insurance)	224,680
24,492	Qualicorp Consultoria e Corretora de Seguros SA (Health Care Providers & Services)	94,770
36,100	Raia Drogasil SA (Food & Staples Retailing)	609,379
4,345	SLC Agricola SA (Food Products)	66,643
8,538	Sul America SA (Insurance)	56,897

Common Stocks – (continued)
Brazil – (continued)
10,910	TIM Participacoes SA (Wireless Telecommunication Services)	33,977
1,800	Ultrapar Participacoes SA (Oil, Gas & Consumable Fuels)	21,403
56,992	Vale SA (Metals & Mining)	868,471
51,747	Vale SA ADR (Metals & Mining)	781,380
9,194	WEG SA (Machinery)	44,469

		8,250,271

Canada – 3.4%
9,400	Air Canada* (Airlines)	178,368
5,500	Allied Properties Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	176,725
6,055	AltaGas Ltd. (Gas Utilities)	76,122
7,754	ARC Resources Ltd. (Oil, Gas & Consumable Fuels)	72,212
9,400	ATS Automation Tooling Systems, Inc.* (Machinery)	138,238
5,100	Badger Daylighting Ltd. (Construction & Engineering)	103,050
859	Bank of Montreal (Banks)	64,227
4,143	Barrick Gold Corp. (Metals & Mining)	51,896
643	BCE, Inc. (Diversified Telecommunication Services)	24,886
4,022	BlackBerry Ltd.* (Software)	37,121
777	Brookfield Asset Management, Inc. Class A (Capital Markets)	31,707
16,721	CAE, Inc. (Aerospace & Defense)	294,931
142,960	Cameco Corp.	1,532,447
9,340	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts (REITs))	332,109
2,690	Canadian Imperial Bank of Commerce (Banks)	232,291
244	Canadian National Railway Co. (Road & Rail)	20,859
1,268	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	34,791
13,150	Canadian Pacific Railway Ltd.	2,696,056
1,055	Canadian Tire Corp. Ltd. Class A (Multiline Retail)	118,719
3,204	CGI Group, Inc. Class A* (IT Services)	197,869
6,752	CI Financial Corp. (Capital Markets)	99,861
2,600	Colliers International Group, Inc. (Real Estate Management & Development)	176,566
131	Constellation Software, Inc. (Software)	90,157
6,438	Crescent Point Energy Corp. (Oil, Gas & Consumable Fuels)	30,418
26,000	Detour Gold Corp.* (Metals & Mining)	191,773
23,861	Dollarama, Inc. (Multiline Retail)	659,941
14,500	Dream Global Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	147,814
4,754	Emera, Inc. (Electric Utilities)	146,688

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Canada – (continued)
21,569	Empire Co. Ltd. Class A (Food & Staples Retailing)	$392,402
123,914	Encana Corp. (Oil, Gas & Consumable Fuels)	1,265,072
53,335	Enerplus Corp.	495,953
191	Fairfax Financial Holdings Ltd. (Insurance)	92,812
5,110	Finning International, Inc. (Trading Companies & Distributors)	106,124
7,407	First Quantum Minerals Ltd. (Metals & Mining)	73,932
4,718	Fortis, Inc. (Electric Utilities)	155,899
782	George Weston Ltd. (Food & Staples Retailing)	56,878
31,029	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	927,488
7,112	Great-West Lifeco, Inc. (Insurance)	163,207
21,512	H&R Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	325,348
9,231	Husky Energy, Inc. (Oil, Gas & Consumable Fuels)	130,494
10,557	Hydro One Ltd.(a) (Electric Utilities)	153,570
4,449	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	138,967
1,941	Intact Financial Corp. (Insurance)	153,354
4,500	Kinaxis, Inc.* (Software)	303,817
29,686	Kinross Gold Corp.* (Metals & Mining)	77,121
16,600	Kirkland Lake Gold Ltd. (Metals & Mining)	325,708
18,195	Lundin Mining Corp. (Metals & Mining)	74,773
1,638	Magna International, Inc. (Auto Components)	80,640
110,498	Manulife Financial Corp. (Insurance)	1,740,000
1,429	Methanex Corp. (Chemicals)	92,538
1,673	Metro, Inc. (Food & Staples Retailing)	52,498
1,543	National Bank of Canada (Banks)	70,044
9,600	NFI Group, Inc. (Machinery)	323,853
6,100	Northview Apartment Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	117,278
842	Nutrien Ltd. (Chemicals)	44,574
63,200	OceanaGold Corp. (Metals & Mining)	181,950
922	Onex Corp. (Diversified Financial Services)	60,617
9,975	Open Text Corp. (Software)	336,731
17,000	Parex Resources, Inc.* (Oil, Gas & Consumable Fuels)	247,552
6,652	Power Corp. of Canada (Insurance)	137,340
7,107	Power Financial Corp. (Insurance)	153,051
2,666	PrairieSky Royalty Ltd. (Oil, Gas & Consumable Fuels)	40,503
5,663	RioCan Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	103,241

Common Stocks – (continued)
Canada – (continued)
18,110	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	608,677
2,657	Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	136,821
1,104	Royal Bank of Canada (Banks)	80,440
1,677	Saputo, Inc. (Food Products)	51,095
4,854	Shaw Communications, Inc. Class B (Media)	90,373
10,295	Shopify, Inc. Class A* (IT Services)	1,422,254
2,980	SNC-Lavalin Group, Inc. (Construction & Engineering)	106,392
4,287	Sun Life Financial, Inc. (Insurance)	156,995
3,482	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	116,803
34,300	Tamarack Valley Energy Ltd.* (Oil, Gas & Consumable Fuels)	92,495
4,749	Teck Resources Ltd. Class B (Metals & Mining)	98,158
4,905	TELUS Corp. (Diversified Telecommunication Services)	167,965
11,200	TFI International, Inc. (Road & Rail)	372,724
1,396	The Bank of Nova Scotia (Banks)	74,919
12,700	The Stars Group, Inc.* (Hotels, Restaurants & Leisure)	264,139
1,223	The Toronto-Dominion Bank (Banks)	67,846
860	Thomson Reuters Corp. (Capital Markets)	40,026
21,400	TORC Oil & Gas Ltd. (Oil, Gas & Consumable Fuels)	87,944
4,237	Toromont Industries Ltd. (Trading Companies & Distributors)	199,483
3,570	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	52,067
666	Vermilion Energy, Inc. (Oil, Gas & Consumable Fuels)	17,661
1,106	West Fraser Timber Co. Ltd. (Paper & Forest Products)	55,567
39,500	Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	193,232
2,110	WSP Global, Inc. (Construction & Engineering)	105,336

		21,812,583

Chile – 0.1%
27,444	Aguas Andinas SA Class A (Water Utilities)	14,274
1,906	Banco de Chile (Banks)	264
8,260	Cencosud SA (Food & Staples Retailing)	17,193
3,152	Cia Cervecerias Unidas SA (Beverages)	39,183
3,239	Cia Cervecerias Unidas SA ADR (Beverages)	81,202
71,245	Empresas CMPC SA (Paper & Forest Products)	243,900
1,887	Empresas COPEC SA (Oil, Gas & Consumable Fuels)	26,390

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Chile – (continued)
248,995	Enel Americas SA (Electric Utilities)	$39,241
534,612	Enel Chile SA (Electric Utilities)	46,532
2,450,448	Itau CorpBanca (Banks)	22,709
2,557	Latam Airlines Group SA (Airlines)	23,254
5,762	Parque Arauco SA (Real Estate Management & Development)	13,071
606	SACI Falabella (Multiline Retail)	4,567

		571,780

China – 3.6%
64,000	3SBio, Inc.(a) (Biotechnology)	93,566
4,105	51job, Inc. ADR* (Professional Services)	252,088
2,497	58.Com, Inc. ADR* (Interactive Media & Services)	163,778
244,000	Agricultural Bank of China Ltd. Class H (Banks)	107,404
16,917	Alibaba Group Holding Ltd. ADR* (Internet & Direct Marketing Retail)	2,406,951
166,322	Angang Steel Co. Ltd. Class H (Metals & Mining)	142,231
72,283	Anhui Conch Cement Co. Ltd. Class H (Construction Materials)	374,653
91,879	ANTA Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	379,326
3,536	Autohome, Inc. ADR (Interactive Media & Services)	255,936
13,077	Baidu, Inc. ADR* (Interactive Media & Services)	2,485,415
480,292	Bank of China Ltd. Class H (Banks)	204,624
1,007,263	Bank of Communications Co. Ltd. Class H (Banks)	756,713
202,000	CGN Power Co. Ltd. Class H(a) (Independent Power and Renewable Electricity Producers)	46,456
375,627	China Cinda Asset Management Co. Ltd. (Capital Markets)	92,210
524,823	China CITIC Bank Corp. Ltd. Series H (Banks)	325,303
103,541	China Communications Construction Co. Ltd. Class H (Construction & Engineering)	94,937
52,500	China Conch Venture Holdings Ltd. (Machinery)	147,713
416,066	China Construction Bank Corp. Class H (Banks)	330,168
353,445	China Everbright Bank Co. Ltd. Class H (Banks)	157,761
87,613	China Evergrande Group (Real Estate Management & Development)	210,076
113,000	China Huishan Dairy Holdings Co. Ltd.*(b) (Food Products)	—
62,000	China Longyuan Power Group Corp. Ltd. Class H (Independent Power and Renewable Electricity Producers)	47,182

Common Stocks – (continued)
China – (continued)
46,975	China Medical System Holdings Ltd. (Pharmaceuticals)	56,109
29,000	China Mengniu Dairy Co. Ltd.* (Food Products)	85,808
20,500	China Merchants Bank Co. Ltd. Class H (Banks)	79,158
227,947	China Minsheng Banking Corp. Ltd. Class H (Banks)	168,315
100,987	China National Building Material Co. Ltd. Class H (Construction Materials)	72,606
61,265	China Oriental Group Co. Ltd. (Metals & Mining)	48,610
77,800	China Pacific Insurance Group Co. Ltd. Class H (Insurance)	290,459
1,519,995	China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	1,238,151
111,444	China Railway Group Ltd. Class H (Construction & Engineering)	99,599
45,500	China Shenhua Energy Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	102,941
41,245	China Shineway Pharmaceutical Group Ltd. (Pharmaceuticals)	48,167
768,782	China Telecom Corp. Ltd. Class H (Diversified Telecommunication Services)	363,735
84,595	China Yuhua Education Corp. Ltd.(a) (Diversified Consumer Services)	34,111
14,107	Chlitina Holding Ltd. (Personal Products)	94,308
128,990	Chongqing Rural Commercial Bank Co. Ltd. Class H (Banks)	71,253
124,500	CITIC Securities Co. Ltd. Class H (Capital Markets)	219,805
71,418	Country Garden Holdings Co. Ltd. (Real Estate Management & Development)	76,857
84,000	CRRC Corp. Ltd. Class H (Machinery)	73,775
17,518	Ctrip.com International Ltd. ADR* (Internet & Direct Marketing Retail)	582,999
1,265	Daqo New Energy Corp. ADR* (Semiconductors & Semiconductor Equipment)	27,008
290,714	Dongfeng Motor Group Co. Ltd. Class H (Automobiles)	287,258
12,769	ENN Energy Holdings Ltd. (Gas Utilities)	108,952
180,986	Future Land Development Holdings, Ltd. (Real Estate Management & Development)	104,398
37,984	Geely Automobile Holdings Ltd. (Automobiles)	73,195
94,000	Genscript Biotech Corp.* (Life Sciences Tools & Services)	145,317

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
64,500	Great Wall Motor Co. Ltd. Class H (Automobiles)	$38,314
27,755	Guangzhou Automobile Group Co. Ltd. Class H (Automobiles)	28,131
68,271	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate Management & Development)	107,797
56,400	Haitong Securities Co. Ltd. Class H (Capital Markets)	56,822
12,000	Hengan International Group Co. Ltd. (Personal Products)	95,393
72,000	Huaneng Power International, Inc. Class H (Independent Power and Renewable Electricity Producers)	40,133
21,000	Huatai Securities Co. Ltd.(a) (Capital Markets)	33,809
374,734	Industrial and Commercial Bank of China Ltd. Class H (Banks)	254,247
19,466	JD.com, Inc. ADR* (Internet & Direct Marketing Retail)	457,840
18,500	Longfor Group Holdings Ltd. (Real Estate Management & Development)	44,958
238,390	Lonking Holdings Ltd. (Machinery)	53,749
248,927	Luye Pharma Group Ltd.(a) (Pharmaceuticals)	193,222
236,516	Maanshan Iron & Steel Co. Ltd. Class H (Metals & Mining)	127,371
20,000	Minth Group Ltd. (Auto Components)	64,983
5,392	Momo, Inc. ADR* (Interactive Media & Services)	181,009
2,775	NetEase, Inc. ADR (Entertainment)	576,784
817	New Oriental Education & Technology Group, Inc. ADR* (Diversified Consumer Services)	47,803
124,000	PetroChina Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	89,159
36,000	PICC Property and Casualty Co. Ltd. Class H (Insurance)	34,993
111,520	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	1,054,313
723,267	Postal Savings Bank of China Co. Ltd. Class H(a) (Banks)	432,737
49,500	Semiconductor Manufacturing International Corp.* (Semiconductors & Semiconductor Equipment)	40,889
39,500	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (Pharmaceuticals)	118,778
107,120	Sihuan Pharmaceutical Holdings Group Ltd. (Pharmaceuticals)	21,811
43,401	Sinopec Shanghai Petrochemical Co. Ltd. Class H (Chemicals)	19,072
74,096	Sinotruk Hong Kong Ltd. (Machinery)	107,141
64,799	Sunac China Holdings Ltd. (Real Estate Management & Development)	177,353
4,700	Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)	41,035

Common Stocks – (continued)
China – (continued)
2,091	TAL Education Group ADR* (Diversified Consumer Services)	60,597
101,706	Tencent Holdings Ltd. (Interactive Media & Services)	3,484,372
472,236	The People’s Insurance Co. Group of China Ltd. Class H (Insurance)	193,145
91,996	Tianneng Power International Ltd. (Auto Components)	73,828
211,066	Tingyi Cayman Islands Holding Corp. (Food Products)	312,726
4,000	Tsingtao Brewery Co. Ltd. Class H (Beverages)	15,818
204,200	Want Want China Holdings Ltd. (Food Products)	146,089
16,000	Wuxi Biologics Cayman, Inc.*(a) (Life Sciences Tools & Services)	114,479
23,209	YiChang HEC ChangJiang Pharmaceutical Co. Ltd. Class H(a) (Pharmaceuticals)	79,546
56,482	Yihai International Holding Ltd. (Food Products)	124,116
839	YY, Inc. ADR* (Interactive Media & Services)	53,612
8,800	Zhuzhou CRRC Times Electric Co. Ltd. Class H (Electrical Equipment)	47,174

		22,872,533

Colombia – 0.1%
54,396	Ecopetrol SA (Oil, Gas & Consumable Fuels)	63,190
19,002	Ecopetrol SA ADR (Oil, Gas & Consumable Fuels)	441,986
4,530	Grupo Argos SA (Construction Materials)	21,106
1,613	Grupo de Inversiones Suramericana SA (Diversified Financial Services)	15,732
12,424	Interconexion Electrica SA ESP (Electric Utilities)	46,153

		588,167

Czech Republic – 0.1%
17,896	CEZ AS (Electric Utilities)	425,810
1,152	Komercni banka AS (Banks)	43,717

		469,527

Denmark – 0.5%
57	AP Moller – Maersk A/S Class B (Marine)	71,946
785	Carlsberg A/S Class B (Beverages)	86,599
14,834	Chr Hansen Holding A/S (Chemicals)	1,497,374
3,558	Danske Bank A/S (Banks)	68,095
1,096	DSV A/S (Road & Rail)	87,926
2,105	GN Store Nord A/S (Health Care Equipment & Supplies)	89,291
3,892	ISS A/S (Commercial Services & Supplies)	127,818

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Denmark – (continued)
2,104	Jyske Bank A/S (Banks)	$85,908
5,487	Orsted A/S(a) (Electric Utilities)	347,935
782	Rockwool International A/S Class B (Building Products)	267,177
4,734	Royal Unibrew A/S (Beverages)	335,935

		3,066,004

Finland – 0.3%
2,371	Elisa Oyj (Diversified Telecommunication Services)	94,333
10,417	Fortum Oyj (Electric Utilities)	219,285
2,516	Kesko Oyj Class B (Food & Staples Retailing)	146,941
1,198	Kone Oyj Class B (Machinery)	58,312
28,982	Metsa Board OYJ (Paper & Forest Products)	253,463
2,581	Neste Oyj (Oil, Gas & Consumable Fuels)	211,939
2,623	Nokian Renkaat Oyj (Auto Components)	83,433
1,353	Sampo Oyj Class A (Insurance)	62,221
10,589	Stora Enso Oyj Class R (Paper & Forest Products)	159,102
5,596	UPM-Kymmene Oyj (Paper & Forest Products)	179,904
8,529	Wartsila Oyj Abp (Machinery)	145,126

		1,614,059

France – 2.1%
583	Aeroports de Paris (Transportation Infrastructure)	121,936
3,411	Alstom SA (Machinery)	148,968
1,066	Amundi SA(a) (Capital Markets)	63,327
1,338	Arkema SA (Chemicals)	140,374
1,190	AXA SA (Insurance)	29,782
23,231	BNP Paribas SA (Banks)	1,210,661
22,831	Bollore SA (Air Freight & Logistics)	96,593
3,739	Bouygues SA (Construction & Engineering)	136,214
4,255	Bureau Veritas SA (Professional Services)	95,993
883	Capgemini SE (IT Services)	107,819
5,330	Carrefour SA (Food & Staples Retailing)	103,369
232	Christian Dior SE (Textiles, Apparel & Luxury Goods)	89,753
1,639	Cie de Saint-Gobain (Building Products)	61,744
1,236	Cie Generale des Etablissements Michelin SCA (Auto Components)	126,535
7,322	Cie Plastic Omnium SA (Auto Components)	203,568
6,195	CNP Assurances (Insurance)	138,071
3,505	Covivio (Equity Real Estate Investment Trusts (REITs))	351,696
4,958	Credit Agricole SA (Banks)	63,499
577	Danone SA (Food Products)	40,859
19	Dassault Aviation SA (Aerospace & Defense)	31,527

Common Stocks – (continued)
France – (continued)
1,196	Dassault Systemes SE (Software)	149,721
1,654	Eiffage SA (Construction & Engineering)	161,533
11,167	Electricite de France SA (Electric Utilities)	185,015
42,741	Engie SA (Multi-Utilities)	567,908
7,853	EssilorLuxottica SA (Health Care Equipment & Supplies)	1,072,551
1,285	Eurazeo SE (Diversified Financial Services)	93,840
1,239	Faurecia SA (Auto Components)	60,065
1,293	Gecina SA (Equity Real Estate Investment Trusts (REITs))	189,635
271	Hermes International (Textiles, Apparel & Luxury Goods)	154,714
2,616	ICADE (Equity Real Estate Investment Trusts (REITs))	221,930
329	Iliad SA (Diversified Telecommunication Services)	38,028
702	Ipsen SA (Pharmaceuticals)	97,335
108	Kering SA (Textiles, Apparel & Luxury Goods)	48,005
3,526	Klepierre SA (Equity Real Estate Investment Trusts (REITs))	119,487
5,028	Korian SA (Health Care Providers & Services)	198,103
67	L’Oreal SA (Personal Products)	15,096
399	Legrand SA (Electrical Equipment)	26,055
5,326	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	1,615,937
3,632	Nexity SA (Real Estate Management & Development)	173,685
5,427	Orange SA (Diversified Telecommunication Services)	84,707
2,927	Orpea (Health Care Providers & Services)	360,351
9,186	Pernod Ricard SA (Beverages)	1,400,742
4,057	Peugeot SA (Automobiles)	96,438
2,620	Publicis Groupe SA (Media)	151,664
987	Renault SA (Automobiles)	73,703
5,994	Rexel SA (Trading Companies & Distributors)	76,407
9,285	Rubis SCA (Gas Utilities)	479,051
740	Safran SA (Aerospace & Defense)	95,629
1,679	Sanofi (Pharmaceuticals)	150,036
1,401	Sartorius Stedim Biotech (Life Sciences Tools & Services)	173,599
1,740	Schneider Electric SE (Electrical Equipment)	125,821
3,442	SCOR SE (Insurance)	159,058
2,579	Societe Generale SA (Banks)	94,540
8,391	Suez (Multi-Utilities)	121,034
2,301	Teleperformance (Professional Services)	378,957
458	Thales SA (Aerospace & Defense)	58,495
2,724	TOTAL SA (Oil, Gas & Consumable Fuels)	159,832
1,751	Ubisoft Entertainment SA* (Entertainment)	157,069

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
388	Unibail-Rodamco-Westfield* (Equity Real Estate Investment Trusts (REITs))	$70,438
3,237	Veolia Environnement SA (Multi-Utilities)	64,512
5,092	Vivendi SA (Entertainment)	122,810
353	Wendel SA (Diversified Financial Services)	45,740

		13,251,564

Germany – 1.8%
7,580	Aareal Bank AG (Thrifts & Mortgage Finance)	281,986
6,852	adidas AG (Textiles, Apparel & Luxury Goods)	1,611,343
383	Allianz SE (Insurance)	79,787
4,323	Aurubis AG (Metals & Mining)	262,404
1,674	Axel Springer SE (Media)	111,165
25,301	BASF SE (Chemicals)	1,941,561
261	Bayer AG (Pharmaceuticals)	20,006
606	Bayerische Motoren Werke AG (Automobiles)	52,183
2,554	Bechtle AG (IT Services)	226,814
454	Beiersdorf AG (Personal Products)	46,942
927	Brenntag AG (Trading Companies & Distributors)	48,412
4,122	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	337,648
14,906	Commerzbank AG* (Banks)	140,354
385	Continental AG (Auto Components)	63,443
1,857	Covestro AG(a) (Chemicals)	119,756
1,159	Daimler AG (Automobiles)	68,655
8,750	Deutsche Lufthansa AG (Airlines)	175,640
31,364	Deutsche Post AG (Air Freight & Logistics)	990,327
1,709	Deutsche Telekom AG (Diversified Telecommunication Services)	28,031
5,190	Deutsche Wohnen SE (Real Estate Management & Development)	237,391
25,380	Deutz AG (Machinery)	188,770
2,914	Evonik Industries AG (Chemicals)	90,147
1,377	Fraport AG Frankfurt Airport Services Worldwide (Transportation Infrastructure)	106,340
1,349	GEA Group AG (Machinery)	40,991
1,266	Hannover Rueck SE (Insurance)	170,253
1,511	HeidelbergCement AG (Construction Materials)	102,543
1,636	HUGO BOSS AG (Textiles, Apparel & Luxury Goods)	116,914
1,784	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	35,746
1,192	Innogy SE* (Multi-Utilities)	49,711
2,443	K&S AG (Chemicals)	45,494
4,710	LEG Immobilien AG (Real Estate Management & Development)	514,845

Common Stocks – (continued)
Germany – (continued)
972	MAN SE (Machinery)	101,255
601	Merck KGaA (Pharmaceuticals)	64,309
382	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Insurance)	82,048
2,271	OSRAM Licht AG (Electrical Equipment)	92,013
610	Puma SE (Textiles, Apparel & Luxury Goods)	313,674
4,847	Rheinmetall AG (Industrial Conglomerates)	419,477
9,071	RWE AG (Multi-Utilities)	176,469
7,291	SAP SE (Software)	780,673
5,271	Scout24 AG(a) (Interactive Media & Services)	218,448
1,824	Siemens Healthineers AG*(a) (Health Care Equipment & Supplies)	75,489
1,505	Siltronic AG (Semiconductors & Semiconductor Equipment)	137,835
1,962	Sixt SE (Road & Rail)	199,447
3,629	Stroeer SE & Co. KGaA (Media)	189,691
449	Symrise AG (Chemicals)	37,611
12,162	TUI AG (Hotels, Restaurants & Leisure)	201,783
1,989	United Internet AG (Diversified Telecommunication Services)	82,307
4,358	Vonovia SE (Real Estate Management & Development)	199,145

		11,677,276

Greece – 0.0%
7,236	Alpha Bank AE* (Banks)	10,920
21,672	Eurobank Ergasias SA* (Banks)	14,609
1,337	Hellenic Telecommunications Organization SA (Diversified Telecommunication Services)	14,900
1,804	JUMBO SA (Specialty Retail)	26,267
1,472	Motor Oil Hellas Corinth Refineries SA (Oil, Gas & Consumable Fuels)	34,846
6,963	National Bank of Greece SA* (Banks)	12,051
2,638	OPAP SA (Hotels, Restaurants & Leisure)	24,784
1,292	Titan Cement Co. SA (Construction Materials)	28,448

		166,825

Hong Kong – 2.1%
178,608	AIA Group Ltd. (Insurance)	1,358,679
14,500	Beijing Enterprises Holdings Ltd. (Gas Utilities)	78,618
32,000	BOC Hong Kong Holdings Ltd. (Banks)	119,799
34,400	China Gas Holdings Ltd. (Gas Utilities)	109,199
114,000	China Jinmao Holdings Group Ltd. (Real Estate Management & Development)	48,034
189,800	China Merchants Port Holdings Co. Ltd. (Transportation Infrastructure)	323,292

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – (continued)
325,663	China Mobile Ltd. (Wireless Telecommunication Services)	$3,050,771
73,667	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	231,597
30,000	China Resources Beer Holdings Co. Ltd. (Beverages)	104,539
146,143	China Resources Cement Holdings Ltd. (Construction Materials)	129,728
156,852	China Resources Gas Group Ltd. (Gas Utilities)	601,206
162,574	China Resources Land Ltd. (Real Estate Management & Development)	552,947
39,000	China Resources Pharmaceutical Group Ltd.(a) (Pharmaceuticals)	57,299
58,000	China Resources Power Holdings Co. Ltd. (Independent Power and Renewable Electricity Producers)	102,048
404,892	China South City Holdings Ltd. (Real Estate Management & Development)	59,511
37,806	China Taiping Insurance Holdings Co. Ltd. (Insurance)	126,990
96,000	China Unicom Hong Kong Ltd. (Diversified Telecommunication Services)	100,411
304,388	CITIC Ltd. (Industrial Conglomerates)	457,346
9,000	CK Asset Holdings Ltd. (Real Estate Management & Development)	58,570
6,000	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	60,433
10,500	CLP Holdings Ltd. (Electric Utilities)	117,657
838,869	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	1,428,576
91,119	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	194,157
6,900	Dairy Farm International Holdings Ltd. (Food & Staples Retailing)	62,336
106,187	Far East Horizon Ltd. (Diversified Financial Services)	102,911
41,500	Fosun International Ltd. (Industrial Conglomerates)	60,886
8,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	43,433
12,000	Guangdong Investment Ltd. (Water Utilities)	21,483
17,000	Haier Electronics Group Co. Ltd.* (Household Durables)	35,700
13,000	Hang Lung Group Ltd. (Real Estate Management & Development)	32,005
19,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	34,441
2,700	Hang Seng Bank Ltd. (Banks)	63,308
11,510	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	53,684
71,530	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	136,632

Common Stocks – (continued)
Hong Kong – (continued)
25,689	Hua Hong Semiconductor Ltd.(a) (Semiconductors & Semiconductor Equipment)	44,840
74,000	Hysan Development Co. Ltd. (Real Estate Management & Development)	347,037
800	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	46,195
1,100	Jardine Strategic Holdings Ltd. (Industrial Conglomerates)	36,952
44,577	Kingboard Holdings Ltd. (Electronic Equipment, Instruments & Components)	119,744
175,624	Kingboard Laminates Holdings Ltd. (Electronic Equipment, Instruments & Components)	134,825
96,000	Kunlun Energy Co. Ltd. (Oil, Gas & Consumable Fuels)	109,227
226,000	Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	144,141
206,000	Li & Fung Ltd. (Textiles, Apparel & Luxury Goods)	40,883
13,500	Link REIT (Equity Real Estate Investment Trusts (REITs))	119,976
89,000	Melco International Development Ltd. (Hotels, Restaurants & Leisure)	152,749
7,724	MTR Corp. Ltd. (Road & Rail)	37,479
35,071	New World Development Co. Ltd. (Real Estate Management & Development)	44,616
57,945	NWS Holdings Ltd. (Industrial Conglomerates)	115,010
113,000	PCCW Ltd. (Diversified Telecommunication Services)	62,045
15,500	Power Assets Holdings Ltd. (Electric Utilities)	103,508
86,000	Sands China Ltd. (Hotels, Restaurants & Leisure)	340,087
24,785	Shanghai Industrial Holdings Ltd. (Industrial Conglomerates)	52,197
33,518	Shimao Property Holdings Ltd. (Real Estate Management & Development)	66,045
310,658	Sino Biopharmaceutical Ltd. (Pharmaceuticals)	280,397
20,651	Sino Land Co. Ltd. (Real Estate Management & Development)	32,443
154,148	Skyworth Digital Holdings Ltd. (Household Durables)	35,697
31,026	SSY Group Ltd. (Pharmaceuticals)	26,213
3,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	38,989
6,500	Swire Pacific Ltd. Class A (Real Estate Management & Development)	67,526
37,600	Swire Properties Ltd. (Real Estate Management & Development)	128,491
13,500	Techtronic Industries Co. Ltd. (Household Durables)	63,568
15,746	The Bank of East Asia Ltd. (Banks)	51,053
34,000	The Wharf Holdings Ltd. (Real Estate Management & Development)	84,993

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – (continued)
3,600	VTech Holdings Ltd. (Communications Equipment)	$42,294
87,000	WH Group Ltd.(a) (Food Products)	61,097
3,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	18,642
6,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	32,076
26,800	Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	55,828
290,000	Xinyi Glass Holdings Ltd. (Auto Components)	287,939
25,044	Yue Yuen Industrial Holdings Ltd. (Textiles, Apparel & Luxury Goods)	68,765

		13,611,793

Hungary – 0.1%
26,476	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	277,607
9,147	OTP Bank Nyrt (Banks)	328,610
6,492	Richter Gedeon Nyrt (Pharmaceuticals)	120,592

		726,809

India – 1.5%
9,970	Ambuja Cements Ltd. (Construction Materials)	26,611
1,148	Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	17,736
18,062	Ashok Leyland Ltd. (Machinery)	28,010
1,540	Asian Paints Ltd. (Chemicals)	25,632
546	Aurobindo Pharma Ltd. (Pharmaceuticals)	5,851
3,437	Axis Bank Ltd.* (Banks)	27,058
895	Bajaj Auto Ltd. (Automobiles)	31,386
24,844	Balrampur Chini Mills Ltd.* (Food Products)	36,003
7,056	Bata India Ltd. (Textiles, Apparel & Luxury Goods)	92,999
3,528	Bharat Forge Ltd. (Auto Components)	27,910
3,408	Bharat Petroleum Corp. Ltd. (Oil, Gas & Consumable Fuels)	12,710
10,377	Bharti Airtel Ltd. (Wireless Telecommunication Services)	41,073
69	Bosch Ltd. (Auto Components)	18,420
503	Britannia Industries Ltd. (Food Products)	38,346
7,953	Cipla Ltd. (Pharmaceuticals)	67,799
4,456	Coal India Ltd. (Oil, Gas & Consumable Fuels)	16,060
12,596	Dabur India Ltd. (Personal Products)	65,546
6,865	Dewan Housing Finance Corp. Ltd. (Thrifts & Mortgage Finance)	20,878
46,413	DLF Ltd. (Real Estate Management & Development)	103,413
693	Dr Reddy’s Laboratories Ltd. (Pharmaceuticals)	23,807

Common Stocks – (continued)
India – (continued)
27	Eicher Motors Ltd. (Automobiles)	7,997
22,462	Escorts Ltd. (Machinery)	190,684
9,724	Federal Bank Ltd. (Banks)	10,888
166,671	Firstsource Solutions Ltd. (IT Services)	137,917
71,882	GAIL India Ltd. (Gas Utilities)	364,188
2,625	Godrej Consumer Products Ltd. (Personal Products)	25,787
6,302	Graphite India Ltd. (Electrical Equipment)	81,140
1,352	Grasim Industries Ltd. (Construction Materials)	15,254
6,601	Gujarat Narmada Valley Fertilizers & Chemicals Ltd. (Chemicals)	29,688
3,303	Havells India Ltd. (Electrical Equipment)	28,917
37,925	HCL Technologies Ltd. (IT Services)	542,178
22,907	HDFC Bank Ltd. ADR (Banks)	2,036,661
1,465	HEG Ltd. (Electrical Equipment)	85,194
333	Hero MotoCorp Ltd. (Automobiles)	12,432
29,069	Hindalco Industries Ltd. (Metals & Mining)	86,671
19,348	Hindustan Petroleum Corp. Ltd. (Oil, Gas & Consumable Fuels)	58,879
1,068	Hindustan Unilever Ltd. (Household Products)	23,447
999	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	23,900
509	Indiabulls Housing Finance Ltd. (Thrifts & Mortgage Finance)	5,741
42,275	Indiabulls Real Estate Ltd.* (Real Estate Management & Development)	42,955
15,384	Indian Oil Corp. Ltd. (Oil, Gas & Consumable Fuels)	28,864
14,604	Infosys Ltd. (IT Services)	134,956
109,960	Infosys Ltd. ADR (IT Services)	1,041,321
23,567	ITC Ltd. (Tobacco)	89,308
26,831	JSW Steel Ltd. (Metals & Mining)	123,184
16,925	Jubilant Foodworks Ltd. (Hotels, Restaurants & Leisure)	248,457
7,681	Jubilant Life Sciences Ltd. (Pharmaceuticals)	69,026
29,225	KPIT Cummins Infosystems Ltd. (Software)	87,606
22,961	L&T Finance Holdings Ltd. (Diversified Financial Services)	39,684
1,595	Larsen & Toubro Ltd. (Construction & Engineering)	28,029
426	LIC Housing Finance Ltd. (Thrifts & Mortgage Finance)	2,367
3,090	Lupin Ltd. (Pharmaceuticals)	37,034
4,079	Mahindra & Mahindra Ltd. (Automobiles)	42,288
7,587	Marico Ltd. (Personal Products)	32,978
322	Maruti Suzuki India Ltd. (Automobiles)	28,812
4,463	Mindtree Ltd. (IT Services)	51,429
2,292	Motherson Sumi Systems Ltd.	5,062

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
10,139	Muthoot Finance Ltd. (Consumer Finance)	$56,112
67,485	National Aluminium Co. Ltd. (Metals & Mining)	62,312
62,389	NCC Ltd. (Construction & Engineering)	63,390
411	Nestle India Ltd. (Food Products)	56,365
8,006	NIIT Technologies Ltd. (Software)	132,963
14,425	NTPC Ltd. (Independent Power and Renewable Electricity Producers)	31,145
168,847	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	349,758
341	Page Industries Ltd. (Textiles, Apparel & Luxury Goods)	135,935
15,865	Phillips Carbon Black Ltd. (Chemicals)	48,594
40,733	Power Finance Corp. (Diversified Financial Services)	52,614
11,681	Power Grid Corp. of India Ltd. (Electric Utilities)	29,362
10,659	Radico Khaitan Ltd. (Beverages)	56,710
7,842	Rajesh Exports Ltd. (Textiles, Apparel & Luxury Goods)	60,388
72,844	REC Ltd. (Diversified Financial Services)	114,674
4,155	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	59,650
26	Shree Cement Ltd. (Construction Materials)	4,907
7,318	Shriram Transport Finance Co. Ltd. (Consumer Finance)	115,593
6,073	State Bank of India* (Banks)	23,112
2,957	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals)	23,214
4,972	Sun TV Network Ltd. (Media)	43,727
19,602	Tata Consultancy Services Ltd. (IT Services)	513,875
6,019	Tata Elxsi Ltd. (Software)	84,391
57,408	Tata Global Beverages Ltd. GDR (Food Products)	169,075
5,179	Tata Motors Ltd.* (Automobiles)	12,549
7,249	Tata Steel Ltd. (Metals & Mining)	54,357
7,400	Tech Mahindra Ltd. (IT Services)	74,535
1,246	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	14,256
6,037	United Breweries Ltd. (Beverages)	99,656
3,940	United Spirits Ltd.* (Beverages)	30,722
670	UPL Ltd. (Chemicals)	6,112
7,329	Vedanta Ltd. (Metals & Mining)	20,969
422	Venky’s India Ltd. (Food Products)	14,247
22,897	Wipro Ltd. (IT Services)	102,504

		9,345,944

Indonesia – 0.4%
580,842	Adaro Energy Tbk PT (Oil, Gas & Consumable Fuels)	63,118
15,800	Bank Central Asia Tbk PT (Banks)	24,602
849,000	Bank Mandiri Persero Tbk PT (Banks)	381,474

Common Stocks – (continued)
Indonesia – (continued)
1,168,167	Bank Negara Indonesia Persero Tbk PT (Banks)	564,046
2,001,800	Bank Rakyat Indonesia Persero Tbk PT (Banks)	415,469
507,927	Bukit Asam Tbk PT (Oil, Gas & Consumable Fuels)	142,650
73,000	Charoen Pokphand Indonesia Tbk PT (Food Products)	26,442
304,634	Erajaya Swasembada Tbk PT (Electronic Equipment, Instruments & Components)	34,073
25,182	Gudang Garam Tbk PT (Tobacco)	120,042
85,900	Hanjaya Mandala Sampoerna Tbk PT (Tobacco)	21,141
82,043	Indah Kiat Pulp & Paper Corp. Tbk PT (Paper & Forest Products)	68,757
4,100	Indocement Tunggal Prakarsa Tbk PT (Construction Materials)	4,678
26,100	Indofood CBP Sukses Makmur Tbk PT (Food Products)	15,335
32,258	Indofood Sukses Makmur Tbk PT (Food Products)	12,691
112,600	Perusahaan Gas Negara Persero Tbk (Gas Utilities)	16,491
118,100	Semen Indonesia Persero Tbk PT (Construction Materials)	70,023
1,558,200	Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	394,729
9,100	Unilever Indonesia Tbk PT (Household Products)	25,921
66,039	United Tractors Tbk PT (Oil, Gas & Consumable Fuels)	145,803

		2,547,485

Ireland – 1.7%
13,441	Accenture PLC Class A (IT Services)	2,118,571
2,502	Allergan PLC (Pharmaceuticals)	395,341
10,260	Bank of Ireland Group PLC (Banks)	72,493
1,181	CRH PLC (Construction Materials)	35,227
3,642	DCC PLC (Industrial Conglomerates)	312,159
2,339	Eaton Corp. PLC (Electrical Equipment)	167,636
21,140	Glanbia PLC (Food Products)	373,763
13,057	ICON PLC* (Life Sciences Tools & Services)	1,802,911
2,610	Ingersoll-Rand PLC (Machinery)	250,403
3,462	Johnson Controls International PLC (Building Products)	110,680
2,377	Kerry Group PLC Class A (Food Products)	243,654
3,509	Kingspan Group PLC (Building Products)	152,620
15,191	Linde PLC* (Chemicals)	2,492,230
5,593	Medtronic PLC (Health Care Equipment & Supplies)	502,363

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Ireland – (continued)
1,010	Paddy Power Betfair PLC (Hotels, Restaurants & Leisure)	$87,171
5,618	Pentair PLC (Machinery)	225,563
3,028	Perrigo Co. PLC (Pharmaceuticals)	212,868
7,689	Ryanair Holdings PLC ADR* (Airlines)	636,649
5,596	Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	225,127
2,502	Smurfit Kappa Group PLC (Containers & Packaging)	81,342
1,619	Willis Towers Watson PLC (Insurance)	231,776

		10,730,547

Israel – 0.3%
24,976	Bank Hapoalim BM (Banks)	168,966
21,659	Bank Leumi Le-Israel BM (Banks)	135,059
10,711	Bezeq The Israeli Telecommunication Corp. Ltd. (Diversified Telecommunication Services)	12,299
3,752	Check Point Software Technologies Ltd.* (Software)	416,472
31,846	Israel Chemicals Ltd. (Chemicals)	183,433
100,577	Israel Discount Bank Ltd. Class A (Banks)	328,682
14,448	Mizrahi Tefahot Bank Ltd. (Banks)	243,168
751	Nice Ltd.* (Software)	79,687
4,814	Orbotech Ltd.* (Electronic Equipment, Instruments & Components)	269,295
2,904	Wix.com Ltd.* (IT Services)	282,704

		2,119,765

Italy – 0.9%
19,947	Amplifon SpA (Health Care Providers & Services)	353,347
6,781	Assicurazioni Generali SpA (Insurance)	109,424
18,664	Autogrill SpA (Hotels, Restaurants & Leisure)	183,496
10,780	Buzzi Unicem SpA (Construction Materials)	207,000
7,384	Davide Campari-Milano SpA (Beverages)	56,829
26,801	Enel SpA (Electric Utilities)	131,407
7,354	Eni SpA (Oil, Gas & Consumable Fuels)	130,605
77,726	Hera SpA (Multi-Utilities)	214,514
63,994	Intesa Sanpaolo SpA (Banks)	141,752
116,664	Iren SpA (Multi-Utilities)	252,783
6,641	Leonardo SpA (Aerospace & Defense)	71,993
15,022	Luxottica Group SpA (Textiles, Apparel & Luxury Goods)	943,431
41,195	Mediobanca Banca di Credito Finanziario SpA (Banks)	360,777
2,590	Moncler SpA (Textiles, Apparel & Luxury Goods)	89,945
19,305	Poste Italiane SpA(a) (Insurance)	138,521
1,292	Prysmian SpA (Electrical Equipment)	25,099
31,261	Snam SpA (Oil, Gas & Consumable Fuels)	129,250

Common Stocks – (continued)
Italy – (continued)
72,069	Telecom Italia SpA* (Diversified Telecommunication Services)	42,388
14,643	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	75,638
167,190	UniCredit SpA (Banks)	2,137,550
39,328	Unione di Banche Italiane SpA (Banks)	120,035

		5,915,784

Japan – 6.2%
4,300	AEON Co. Ltd. (Food & Staples Retailing)	98,694
900	AGC, Inc. (Building Products)	29,479
3,600	Air Water, Inc. (Chemicals)	58,316
3,000	Aisin Seiki Co. Ltd. (Auto Components)	117,334
2,200	Ajinomoto Co., Inc. (Food Products)	35,542
3,400	Alfresa Holdings Corp. (Health Care Providers & Services)	90,684
6,700	Amada Holdings Co. Ltd. (Machinery)	63,120
2,700	ANA Holdings, Inc. (Airlines)	90,789
1,900	Aozora Bank Ltd. (Banks)	65,562
2,100	Asahi Group Holdings Ltd. (Beverages)	92,285
10,100	Asahi Kasei Corp. (Chemicals)	121,184
1,100	Asics Corp. (Textiles, Apparel & Luxury Goods)	15,921
3,200	Astellas Pharma, Inc. (Pharmaceuticals)	49,441
600	Bandai Namco Holdings, Inc. (Leisure Products)	21,345
900	Bridgestone Corp. (Auto Components)	34,703
1,400	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	25,622
1,500	Calbee, Inc. (Food Products)	49,766
2,500	Canon, Inc. (Technology Hardware, Storage & Peripherals)	71,209
2,000	Casio Computer Co. Ltd. (Household Durables)	30,186
200	Central Japan Railway Co. (Road & Rail)	38,382
6,200	Chubu Electric Power Co., Inc. (Electric Utilities)	89,408
700	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	40,983
42,800	Citizen Watch Co. Ltd. (Electronic Equipment, Instruments & Components)	246,355
19,700	CMK Corp. (Electronic Equipment, Instruments & Components)	126,272
7,100	Coca-Cola Bottlers Japan Holdings, Inc. (Beverages)	185,815
8,900	Concordia Financial Group Ltd. (Banks)	40,733
8,200	Cosmo Energy Holdings Co. Ltd. (Oil, Gas & Consumable Fuels)	301,584
2,200	Credit Saison Co. Ltd. (Consumer Finance)	34,936
500	CyberAgent, Inc. (Media)	21,277
2,100	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	47,119
2,200	Dai-ichi Life Holdings, Inc. (Insurance)	41,284

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
3,600	Daicel Corp. (Chemicals)	$38,084
2,900	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	110,847
400	Daikin Industries Ltd. (Building Products)	46,365
200	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	26,368
700	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	21,136
7,200	Daiwa Securities Group, Inc. (Capital Markets)	41,290
8,900	Denka Co. Ltd (Chemicals)	289,452
1,900	Denso Corp. (Auto Components)	84,751
5,200	DIC Corp. (Chemicals)	153,453
1,200	Don Quijote Holdings Co. Ltd. (Multiline Retail)	71,685
6,500	DTS Corp. (IT Services)	225,829
14,500	East Japan Railway Co. (Road & Rail)	1,266,396
6,600	Ebara Corp. (Machinery)	192,233
500	Eisai Co. Ltd. (Pharmaceuticals)	41,640
4,300	Eizo Corp. (Technology Hardware, Storage & Peripherals)	175,017
3,300	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	89,844
900	Ezaki Glico Co. Ltd. (Food Products)	44,865
600	FamilyMart UNY Holdings Co. Ltd. (Food & Staples Retailing)	69,546
10,500	FANUC Corp. (Machinery)	1,826,652
9,400	FCC Co. Ltd. (Auto Components)	232,800
3,000	Fuji Electric Co. Ltd. (Electrical Equipment)	91,576
1,200	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	51,900
800	Fujitsu Ltd. (IT Services)	48,671
800	Fukuoka Financial Group, Inc. (Banks)	19,657
2,900	Hakuhodo DY Holdings, Inc. (Media)	48,368
3,000	Hamamatsu Photonics KK (Electronic Equipment, Instruments & Components)	100,289
1,300	Hankyu Hanshin Holdings, Inc. (Road & Rail)	42,940
30,500	Haseko Corp. (Household Durables)	386,484
7,200	Hino Motors Ltd. (Machinery)	68,920
210	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	20,015
900	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals)	50,713
1,600	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	48,912
3,400	Honda Motor Co. Ltd. (Automobiles)	97,055
200	Hoshizaki Corp. (Machinery)	16,144
2,200	Hoya Corp. (Health Care Equipment & Supplies)	124,467
4,400	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)	199,332
15,800	Inpex Corp. (Oil, Gas & Consumable Fuels)	179,908

Common Stocks – (continued)
Japan – (continued)
6,600	Isetan Mitsukoshi Holdings Ltd. (Multiline Retail)	77,136
5,800	Isuzu Motors Ltd. (Automobiles)	76,041
7,000	Itochu Corp. (Trading Companies & Distributors)	129,822
3,800	J. Front Retailing Co. Ltd. (Multiline Retail)	49,796
6,100	Jafco Co. Ltd. (Capital Markets)	235,035
26,700	Japan Airlines Co. Ltd. (Airlines)	947,614
500	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)	19,259
7,100	Japan Lifeline Co. Ltd. (Health Care Providers & Services)	103,511
6,200	Japan Post Bank Co. Ltd. (Banks)	72,284
4,700	Japan Post Holdings Co. Ltd. (Insurance)	55,735
16	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts (REITs))	57,090
50	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts (REITs))	92,350
6,600	JFE Holdings, Inc. (Metals & Mining)	124,024
1,800	JGC Corp. (Construction & Engineering)	34,842
6,300	JSR Corp. (Chemicals)	93,890
3,800	JTEKT Corp. (Machinery)	47,278
12,200	Juki Corp. (Machinery)	136,621
26,300	JXTG Holdings, Inc. (Oil, Gas & Consumable Fuels)	177,709
28,000	K’s Holdings Corp. (Specialty Retail)	353,722
5,000	Kajima Corp. (Construction & Engineering)	64,383
7,800	Kanamoto Co. Ltd. (Trading Companies & Distributors)	260,642
1,400	Kaneka Corp. (Chemicals)	58,514
1,300	Kao Corp. (Personal Products)	86,479
1,900	KAWADA TECHNOLOGIES, Inc. (Construction & Engineering)	109,325
4,600	Kawasaki Heavy Industries Ltd. (Machinery)	109,013
61,400	KDDI Corp. (Wireless Telecommunication Services)	1,485,870
1,000	Keihan Holdings Co. Ltd. (Industrial Conglomerates)	37,946
2,400	Keisei Electric Railway Co. Ltd. (Road & Rail)	73,963
44	Kenedix Office Investment Corp. (Equity Real Estate Investment Trusts (REITs))	272,665
1,700	Kewpie Corp. (Food Products)	39,077
3,410	Keyence Corp. (Electronic Equipment, Instruments & Components)	1,665,852
800	Kikkoman Corp. (Food Products)	43,830
4,400	Kirin Holdings Co. Ltd. (Beverages)	104,995
1,100	Kobayashi Pharmaceutical Co. Ltd. (Personal Products)	71,744
7,100	Kobe Steel Ltd. (Metals & Mining)	57,086
400	Koito Manufacturing Co. Ltd. (Auto Components)	19,042

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
5,200	Komatsu Ltd. (Machinery)	$135,421
32,100	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	317,738
400	Kose Corp. (Personal Products)	59,779
5,200	Kuraray Co. Ltd. (Chemicals)	71,425
3,200	Kurita Water Industries Ltd. (Machinery)	78,816
500	Kyocera Corp. (Electronic Equipment, Instruments & Components)	27,061
10,800	Kyowa Exeo Corp. (Construction & Engineering)	291,121
2,600	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals)	50,354
4,600	Kyudenko Corp. (Construction & Engineering)	167,364
3,600	Kyushu Electric Power Co., Inc. (Electric Utilities)	41,821
5,600	LAC Co. Ltd. (IT Services)	87,844
1,100	Lawson, Inc. (Food & Staples Retailing)	69,825
5,400	Lintec Corp. (Chemicals)	127,801
2,800	Lion Corp. (Household Products)	52,642
4,100	LIXIL Group Corp. (Building Products)	64,455
1,600	M3, Inc. (Health Care Technology)	25,931
21,000	Maeda Corp. (Construction & Engineering)	237,293
7,400	Makino Milling Machine Co. Ltd. (Machinery)	281,629
1,500	Makita Corp. (Machinery)	51,858
12,900	Marubeni Corp. (Trading Companies & Distributors)	104,602
400	Marui Group Co. Ltd. (Multiline Retail)	8,613
7,900	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	285,615
3,400	Mazda Motor Corp. (Automobiles)	36,214
244	MCUBS MidCity Investment Corp. (Equity Real Estate Investment Trusts (REITs))	186,762
75,800	Mebuki Financial Group, Inc. (Banks)	230,838
5,800	Medipal Holdings Corp. (Health Care Providers & Services)	124,155
10,700	Meidensha Corp. (Machinery)	151,586
400	MEIJI Holdings Co. Ltd. (Food Products)	26,540
3,500	MISUMI Group, Inc. (Machinery)	70,143
8,500	Mitsubishi Chemical Holdings Corp. (Chemicals)	66,261
9,200	Mitsubishi Corp. (Trading Companies & Distributors)	258,937
3,200	Mitsubishi Electric Corp. (Electrical Equipment)	40,510
4,900	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	82,252
500	Mitsubishi Heavy Industries Ltd. (Machinery)	17,626
4,900	Mitsubishi Materials Corp. (Metals & Mining)	135,656
20,700	Mitsubishi Motors Corp. (Automobiles)	130,022
7,000	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals)	103,396

Common Stocks – (continued)
Japan – (continued)
5,500	Mitsubishi UFJ Financial Group, Inc. (Banks)	33,289
56,700	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	291,393
12,900	Mitsui & Co. Ltd. (Trading Companies & Distributors)	215,541
3,600	Mitsui Chemicals, Inc. (Chemicals)	80,727
3,500	Mitsui OSK Lines Ltd. (Marine)	85,066
27,600	Mizuho Financial Group, Inc. (Banks)	47,399
9,100	Morinaga Milk Industry Co. Ltd. (Food Products)	242,566
2,700	Nabtesco Corp. (Machinery)	59,267
3,600	Nagoya Railroad Co. Ltd. (Road & Rail)	86,945
1,400	Nankai Electric Railway Co. Ltd. (Road & Rail)	34,286
3,200	NEC Corp. (Technology Hardware, Storage & Peripherals)	91,857
6,900	Nexon Co. Ltd.* (Entertainment)	78,710
2,900	NH Foods Ltd. (Food Products)	100,009
3,600	Nichiha Corp. (Building Products)	79,503
11,200	Nichirei Corp. (Food Products)	269,002
8,400	Nikon Corp. (Household Durables)	146,434
9	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	51,432
1,400	Nippon Express Co. Ltd. (Road & Rail)	88,352
3,700	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	212,570
3,100	Nippon Steel & Sumitomo Metal Corp. (Metals & Mining)	57,183
2,500	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	103,096
3,300	Nippon Yusen KK (Marine)	53,215
5,500	Nishio Rent All Co. Ltd. (Trading Companies & Distributors)	177,219
1,500	Nissan Chemical Corp. (Chemicals)	70,727
2,800	Nissan Motor Co. Ltd. (Automobiles)	25,474
4,900	Nisshin Seifun Group, Inc. (Food Products)	97,500
1,600	Nissin Foods Holdings Co. Ltd. (Food Products)	103,167
1,100	Nitori Holdings Co. Ltd. (Specialty Retail)	143,631
28	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	36,268
1,600	Nomura Research Institute Ltd. (IT Services)	70,934
7,500	NSK Ltd. (Machinery)	74,100
1,300	NTT DOCOMO, Inc. (Wireless Telecommunication Services)	32,238
5,400	Obayashi Corp. (Construction & Engineering)	47,672
14,000	Oji Holdings Corp. (Paper & Forest Products)	99,416
1,000	Omron Corp. (Electronic Equipment, Instruments & Components)	40,484

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
6,600	Open House Co. Ltd. (Real Estate Management & Development)	$260,870
500	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	47,037
800	ORIX Corp. (Diversified Financial Services)	13,033
4,900	Osaka Gas Co. Ltd. (Gas Utilities)	89,601
2,600	Otsuka Corp. (IT Services)	86,239
1,600	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	76,525
3,900	Panasonic Corp. (Household Durables)	41,853
3,500	Persol Holdings Co. Ltd. (Professional Services)	66,401
2,000	Pigeon Corp. (Household Products)	84,584
3,900	Recruit Holdings Co. Ltd. (Professional Services)	104,674
13,700	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	136,757
500	Rinnai Corp. (Household Durables)	36,322
1,400	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	98,426
300	Ryohin Keikaku Co. Ltd. (Multiline Retail)	79,299
4,900	Sankyu, Inc. (Road & Rail)	230,959
2,500	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals)	37,030
5,300	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals)	268,668
12,300	SBI Holdings, Inc. (Capital Markets)	321,190
3,400	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	184,833
8,200	Sega Sammy Holdings, Inc. (Leisure Products)	105,290
3,500	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	56,389
16,600	Seino Holdings Co. Ltd. (Road & Rail)	229,883
2,800	Sekisui Chemical Co. Ltd. (Household Durables)	44,033
1,600	Sekisui House Ltd. (Household Durables)	23,483
700	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	30,310
1,800	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	45,491
700	Shimamura Co. Ltd. (Specialty Retail)	58,880
4,900	Shimizu Corp. (Construction & Engineering)	39,775
3,500	Shinsei Bank Ltd. (Banks)	53,315
1,300	Shiseido Co. Ltd. (Personal Products)	82,024
3,000	Sogo Medical Holdings Co. Ltd. (Food & Staples Retailing)	64,366
600	Sohgo Security Services Co. Ltd. (Commercial Services & Supplies)	26,725
35,500	Sojitz Corp. (Trading Companies & Distributors)	119,385
22,900	Sompo Holdings, Inc. (Insurance)	944,522

Common Stocks – (continued)
Japan – (continued)
1,800	Square Enix Co. Ltd. (Entertainment)	64,515
3,200	Stanley Electric Co. Ltd. (Auto Components)	94,657
10,000	Sumitomo Chemical Co. Ltd. (Chemicals)	50,094
5,500	Sumitomo Corp. (Trading Companies & Distributors)	83,417
4,000	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals)	83,575
1,000	Sumitomo Electric Industries Ltd. (Auto Components)	13,638
21,700	Sumitomo Forestry Co. Ltd. (Household Durables)	322,002
12,500	Sumitomo Heavy Industries Ltd. (Machinery)	393,135
3,700	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	116,498
22,500	Sumitomo Mitsui Financial Group, Inc. (Banks)	876,040
5,400	Sumitomo Rubber Industries Ltd. (Auto Components)	77,461
700	Suntory Beverage & Food Ltd. (Beverages)	28,528
3,900	Sushiro Global Holdings Ltd. (Hotels, Restaurants & Leisure)	205,425
2,000	Suzuken Co. Ltd. (Health Care Providers & Services)	101,231
2,200	Suzuki Motor Corp. (Automobiles)	109,707
12,251	Sysmex Corp. (Health Care Equipment & Supplies)	859,279
4,100	T&D Holdings, Inc. (Insurance)	65,541
3,000	Taiheiyo Cement Corp. (Construction Materials)	88,280
1,100	Taisei Corp. (Construction & Engineering)	47,045
1,200	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals)	127,952
46,300	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,919,576
2,500	Teijin Ltd. (Chemicals)	43,342
900	Terumo Corp. (Health Care Equipment & Supplies)	48,584
10,900	The 77 Bank Ltd. (Banks)	225,146
1,900	The Bank of Kyoto Ltd. (Banks)	85,314
14,200	The Chiba Bank Ltd. (Banks)	89,834
6,200	The Chugoku Electric Power Co., Inc. (Electric Utilities)	79,749
3,200	The Kansai Electric Power Co., Inc. (Electric Utilities)	48,978
7,200	The Shizuoka Bank Ltd. (Banks)	62,993
1,200	THK Co. Ltd. (Machinery)	26,502
6,400	TIS, Inc. (IT Services)	285,869
2,600	Tobu Railway Co. Ltd. (Road & Rail)	72,313
33,300	Toda Corp. (Construction & Engineering)	224,082
1,800	Toho Co. Ltd. (Entertainment)	58,726
2,200	Toho Gas Co. Ltd. (Gas Utilities)	75,751

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
3,700	Tohoku Electric Power Co., Inc. (Electric Utilities)	$46,748
12,800	Tokai Carbon Co. Ltd. (Chemicals)	200,408
5,500	Tokyo Electric Power Co. Holdings., Inc* (Electric Utilities)	28,150
300	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	40,485
2,100	Tokyo Gas Co. Ltd. (Gas Utilities)	51,645
2,300	Tokyo Tatemono Co. Ltd. (Real Estate Management & Development)	24,737
8,900	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	50,146
3,500	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	49,481
16,300	Toray Industries, Inc. (Chemicals)	115,621
6,100	Tosoh Corp. (Chemicals)	80,311
700	TOTO Ltd. (Building Products)	25,043
1,500	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals)	115,305
3,700	Toyo Seikan Group Holdings Ltd. (Containers & Packaging)	75,487
2,200	Toyo Suisan Kaisha Ltd. (Food Products)	75,624
13,500	Toyo Tire & Rubber Co. Ltd. (Auto Components)	225,201
9,000	Toyoda Gosei Co. Ltd. (Auto Components)	194,109
13,500	Toyota Boshoku Corp. (Auto Components)	225,150
700	Toyota Industries Corp. (Auto Components)	34,385
1,900	Toyota Motor Corp. (Automobiles)	111,304
2,200	Toyota Tsusho Corp. (Trading Companies & Distributors)	79,395
1,800	Trend Micro, Inc. (Software)	103,618
5,500	Tsumura & Co. (Pharmaceuticals)	171,066
2,300	Tsuruha Holdings, Inc. (Food & Staples Retailing)	240,051
4,400	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	143,296
47	United Urban Investment Corp. (Equity Real Estate Investment Trusts (REITs))	71,452
900	West Japan Railway Co. (Road & Rail)	60,532
400	Yakult Honsha Co. Ltd. (Food Products)	28,325
21,600	Yamada Denki Co. Ltd. (Specialty Retail)	101,852
2,300	Yamaha Corp. (Leisure Products)	101,072
4,200	Yamaha Motor Co. Ltd. (Automobiles)	99,329
2,000	Yamazaki Baking Co. Ltd. (Food Products)	36,050
900	Yaskawa Electric Corp. (Electronic Equipment, Instruments & Components)	26,013
6,100	Yokogawa Bridge Holdings Corp. (Construction & Engineering)	98,959
2,900	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	56,939
6,600	Zenkoku Hosho Co. Ltd. (Diversified Financial Services)	239,279
10,700	Zeon Corp. (Chemicals)	103,339

		39,162,555

Common Stocks – (continued)
Liberia – 0.1%
4,234	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	443,427

Luxembourg – 0.2%
3,256	ADO Properties SA(a) (Real Estate Management & Development)	192,044
4,554	ArcelorMittal (Metals & Mining)	113,636
70,544	B&M European Value Retail SA (Multiline Retail)	375,382
5,474	Subsea 7 SA (Energy Equipment & Services)	68,706
8,262	Tenaris SA (Energy Equipment & Services)	121,622
4,320	Trinseo SA (Chemicals)	232,761

		1,104,151

Malaysia – 0.2%
44,200	AirAsia Group Bhd (Airlines)	27,771
14,454	Axiata Group Bhd (Wireless Telecommunication Services)	11,788
32,390	CIMB Group Holdings Bhd (Banks)	44,319
28,900	DiGi.Com Bhd (Wireless Telecommunication Services)	29,778
29,300	Gamuda Bhd (Construction & Engineering)	16,763
153,380	Genting Bhd (Hotels, Restaurants & Leisure)	269,172
85,280	Hartalega Holdings Bhd (Health Care Equipment & Supplies)	127,590
15,500	Hong Leong Bank Bhd (Banks)	76,755
3,400	IHH Healthcare Bhd (Health Care Providers & Services)	4,064
47,400	IJM Corp. Bhd (Construction & Engineering)	18,478
17,900	IOI Corp. Bhd (Food Products)	19,253
5,800	Kuala Lumpur Kepong Bhd (Food Products)	34,538
13,598	Malayan Banking Bhd (Banks)	30,864
46,055	Malaysia Airports Holdings Bhd (Transportation Infrastructure)	91,543
24,700	Maxis Bhd (Wireless Telecommunication Services)	30,883
22,100	MISC Bhd (Marine)	32,174
1,300	Nestle Malaysia Bhd (Food Products)	44,674
11,900	Petronas Chemicals Group Bhd (Chemicals)	26,608
4,300	Petronas Dagangan Bhd (Oil, Gas & Consumable Fuels)	26,762
4,500	Petronas Gas Bhd (Gas Utilities)	19,684
12,720	PPB Group Bhd (Food Products)	50,970
8,100	Public Bank Bhd (Banks)	47,648
24,800	RHB Bank Bhd (Banks)	31,026
227,172	Sime Darby Bhd (Industrial Conglomerates)	119,496
24,000	Sime Darby Plantation Bhd (Food Products)	30,206

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Malaysia – (continued)
24,000	Telekom Malaysia Bhd (Diversified Telecommunication Services)	$13,660
25,100	Tenaga Nasional Berhad (Electric Utilities)	88,230
30,400	Top Glove Corp. BHD (Health Care Equipment & Supplies)	43,224
116,382	YTL Corp. Bhd (Multi-Utilities)	29,534

		1,437,455

Mexico – 0.8%
14,000	Alsea SAB de CV (Hotels, Restaurants & Leisure)	35,797
26,778	America Movil SAB de CV ADR Class L (Wireless Telecommunication Services)	385,335
595,578	America Movil SAB de CV Class L (Wireless Telecommunication Services)	431,293
8,200	Arca Continental SAB de CV (Beverages)	41,236
16,500	Banco del Bajio SA(a) (Banks)	32,434
113,185	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand Class B (Banks)	141,138
724,789	Cemex SAB de CV* (Construction Materials)	361,801
26,717	Fibra Uno Administracion SA de CV (Equity Real Estate Investment Trusts (REITs))	28,712
23,300	Fomento Economico Mexicano SAB de CV (Beverages)	198,081
2,760	Gruma SAB de CV Class B (Food Products)	28,805
65,200	Grupo Bimbo SAB de CV Series A (Food Products)	122,130
152,084	Grupo Financiero Banorte SAB de CV Class O (Banks)	836,740
7,700	Grupo Mexico SAB de CV Series B (Metals & Mining)	17,767
19,832	Grupo Televisa SAB ADR (Media)	285,184
7,600	Infraestructura Energetica Nova SAB de CV (Gas Utilities)	29,793
4,600	Megacable Holdings SAB de CV (Media)	20,397
36,500	Mexichem SAB de CV (Chemicals)	96,419
783,643	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	2,001,423

		5,094,485

Netherlands – 1.2%
9,297	Aalberts Industries NV (Machinery)	340,810
7,748	ABN AMRO Group NV(a) (Banks)	190,040
28,296	Aegon NV (Insurance)	173,529
7,251	Airbus SE*	800,462
20,998	Akzo Nobel NV (Chemicals)	1,763,097
16,278	ASR Nederland NV (Insurance)	738,976
9,198	Core Laboratories NV (Energy Equipment & Services)	784,038

Common Stocks – (continued)
Netherlands – (continued)
4,669	Euronext NV(a) (Capital Markets)	287,295
2,021	EXOR NV (Diversified Financial Services)	114,298
435	Ferrari NV (Automobiles)	50,939
6,538	Fiat Chrysler Automobiles NV* (Automobiles)	99,498
1,782	Gemalto NV* (Software)	101,646
506	Heineken NV (Beverages)	45,524
36,026	ING Groep NV (Banks)	426,223
10,964	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	250,972
1,257	Koninklijke DSM NV (Chemicals)	109,747
12,527	Koninklijke KPN NV (Diversified Telecommunication Services)	33,053
3,222	Koninklijke Philips NV (Health Care Equipment & Supplies)	120,167
6,124	NN Group NV (Insurance)	262,953
728	Randstad NV (Professional Services)	36,628
4,367	Rhi Magnesita NV (Construction Materials)	211,443
9,346	Signify NV(a) (Electrical Equipment)	230,234
2,782	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	42,290
2,400	Wolters Kluwer NV (Professional Services)	136,163
19,588	Wright Medical Group NV* (Health Care Equipment & Supplies)	528,484

		7,878,509

New Zealand – 0.1%
32,730	Contact Energy Ltd. (Electric Utilities)	119,671
12,387	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	110,187
18,700	Fletcher Building Ltd.* (Construction Materials)	74,069
16,998	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	34,870
139,437	Spark New Zealand Ltd. (Diversified Telecommunication Services)	360,112
1,151	Xero Ltd.* (Software)	32,629

		731,538

Norway – 0.2%
6,824	DNB ASA (Banks)	123,285
8,997	Entra ASA(a) (Real Estate Management & Development)	121,742
7,696	Equinor ASA (Oil, Gas & Consumable Fuels)	199,067
10,485	Marine Harvest ASA (Food Products)	253,845
29,379	Norsk Hydro ASA (Metals & Mining)	152,353
17,246	Orkla ASA (Food Products)	148,821
2,809	Telenor ASA (Diversified Telecommunication Services)	51,504
2,798	Yara International ASA (Chemicals)	120,155

		1,170,772

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Panama – 0.0%
4,240	Carnival Corp. (Hotels, Restaurants & Leisure)	$237,610

Peru – 0.1%
6,102	Cia de Minas Buenaventura SAA ADR (Metals & Mining)	84,452
1,650	Credicorp Ltd. (Banks)	372,421

		456,873

Philippines – 0.1%
995	Ayala Corp. (Diversified Financial Services)	17,129
138,300	Ayala Land, Inc. (Real Estate Management & Development)	102,619
6,616	BDO Unibank, Inc. (Banks)	15,155
962	GT Capital Holdings, Inc. (Diversified Financial Services)	13,664
12,180	Jollibee Foods Corp. (Hotels, Restaurants & Leisure)	62,899
7,760	Manila Electric Co. (Electric Utilities)	53,414
180,900	Metro Pacific Investments Corp. (Diversified Financial Services)	16,250
11,684	Metropolitan Bank & Trust Co. (Banks)	14,334
1,400	PLDT, Inc. (Wireless Telecommunication Services)	36,130
9,010	SM Investments Corp. (Industrial Conglomerates)	151,888
159,500	SM Prime Holdings, Inc. (Real Estate Management & Development)	100,840
6,190	Universal Robina Corp. (Food Products)	15,057

		599,379

Poland – 0.4%
8,949	Bank Millennium SA* (Banks)	20,601
8,726	Bank Polska Kasa Opieki SA (Banks)	237,891
249	CCC SA (Textiles, Apparel & Luxury Goods)	10,830
593	CD Projekt SA* (Entertainment)	24,412
4,231	Cyfrowy Polsat SA* (Media)	24,329
4,753	Grupa Lotos SA (Oil, Gas & Consumable Fuels)	85,702
6,811	Jastrzebska Spolka Weglowa SA* (Metals & Mining)	130,941
226	KGHM Polska Miedz SA* (Metals & Mining)	5,109
11	LPP SA (Textiles, Apparel & Luxury Goods)	22,489
238	mBank SA (Banks)	23,145
11,610	PGE Polska Grupa Energetyczna SA* (Electric Utilities)	31,768
9,342	Polski Koncern Naftowy ORLEN SA (Oil, Gas & Consumable Fuels)	224,651
17,286	Polskie Gornictwo Naftowe i Gazownictwo SA* (Oil, Gas & Consumable Fuels)	28,198
63,732	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)	661,883

Common Stocks – (continued)
Poland – (continued)
62,470	Powszechny Zaklad Ubezpieczen SA (Insurance)	636,630
3,334	Santander Bank Polska SA (Banks)	295,413

		2,463,992

Portugal – 0.0%
31,663	EDP – Energias de Portugal SA (Electric Utilities)	111,319
8,826	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	153,469
2,956	Jeronimo Martins SGPS SA (Food & Staples Retailing)	36,282

		301,070

Russia – 0.2%
7,368	Aeroflot PJSC* (Airlines)	10,879
23,000	Gazprom PJSC (Oil, Gas & Consumable Fuels)	54,186
44,549	Gazprom PJSC ADR (Oil, Gas & Consumable Fuels)	209,380
659,058	Inter Rao Ues PJSC* (Electric Utilities)	39,875
629	Lukoil PJSC (Oil, Gas & Consumable Fuels)	47,156
5,578	Lukoil PJSC ADR (Oil, Gas & Consumable Fuels)	416,342
867	Mail.Ru Group Ltd. GDR* (Interactive Media & Services)	23,097
146	MMC Norilsk Nickel PJSC (Metals & Mining)	24,393
1,599	Mobile Telesystems PJSC ADR (Wireless Telecommunication Services)	12,808
4,734	Novolipetsk Steel PJSC GDR (Metals & Mining)	114,373
1,465	PhosAgro PJSC GDR (Chemicals)	19,191
6,730	Rosneft Oil Co. PJSC (Oil, Gas & Consumable Fuels)	46,932
2,599,426	RusHydro PJSC* (Electric Utilities)	21,695
9,270	Sberbank of Russia PJSC (Banks)	26,645
1,384	Sberbank of Russia PJSC ADR (Banks)	16,179
2,547	Severstal PJSC (Metals & Mining)	39,796
9,600	Surgutneftegas PJSC (Oil, Gas & Consumable Fuels)	3,861
7,422	Surgutneftegas PJSC ADR (Oil, Gas & Consumable Fuels)	29,539
2,550	Tatneft PJSC (Oil, Gas & Consumable Fuels)	30,151
2,256	Uralkali PJSC GDR* (Chemicals)	14,436
27,347,553	VTB Bank PJSC (Banks)	15,205

		1,216,119

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Singapore – 0.4%
40,800	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	$74,292
84,588	CapitaLand Commercial Trust (Equity Real Estate Investment Trusts (REITs))	105,697
28,200	CapitaLand Ltd. (Real Estate Management & Development)	64,056
95,900	CapitaLand Mall Trust (Equity Real Estate Investment Trusts (REITs))	146,066
7,500	City Developments Ltd. (Real Estate Management & Development)	42,862
226,100	ComfortDelGro Corp. Ltd. (Road & Rail)	368,150
4,836	DBS Group Holdings Ltd. (Banks)	82,054
120,200	Genting Singapore Ltd. (Hotels, Restaurants & Leisure)	76,491
158,222	IGG, Inc. (Entertainment)	167,732
15,200	Keppel Corp. Ltd. (Industrial Conglomerates)	68,103
306,921	Mapletree Commercial Trust (Equity Real Estate Investment Trusts (REITs))	356,882
232,200	Mapletree North Asia Commercial Trust (Equity Real Estate Investment Trusts (REITs))	189,676
6,730	Oversea-Chinese Banking Corp. Ltd. (Banks)	52,282
28,000	SATS Ltd. (Transportation Infrastructure)	100,771
14,300	Singapore Airlines Ltd. (Airlines)	98,028
14,300	Singapore Exchange Ltd. (Capital Markets)	70,739
1,900	Singapore Press Holdings Ltd. (Media)	3,641
18,000	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	46,190
79,000	Suntec Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	101,104
3,569	United Overseas Bank Ltd. (Banks)	63,102
59,341	UOL Group Ltd. (Real Estate Management & Development)	258,468
11,700	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	129,521
41,800	Wilmar International Ltd. (Food Products)	95,484

		2,761,391

South Africa – 0.7%
3,124	Absa Group Ltd. (Banks)	31,566
262	Anglo American Platinum Ltd. (Metals & Mining)	8,530
15,030	Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)	158,942
3,574	AVI Ltd. (Food Products)	24,226
10,664	Barloworld Ltd. (Trading Companies & Distributors)	86,921
3,173	Bid Corp. Ltd. (Food & Staples Retailing)	59,411

Common Stocks – (continued)
South Africa – (continued)
11,660	Clicks Group Ltd. (Food & Staples Retailing)	148,590
30,870	Exxaro Resources Ltd. (Oil, Gas & Consumable Fuels)	315,734
27,444	FirstRand Ltd. (Diversified Financial Services)	119,866
34,585	Fortress REIT Ltd. Class A (Equity Real Estate Investment Trusts (REITs))	39,679
7,899	Gold Fields Ltd. (Metals & Mining)	20,883
66,166	Growthpoint Properties Ltd. (Equity Real Estate Investment Trusts (REITs))	101,587
3,948	Hyprop Investments Ltd. (Equity Real Estate Investment Trusts (REITs))	24,158
391	Imperial Holdings Ltd. (Distributors)	4,338
4,341	Investec Ltd. (Capital Markets)	27,004
7,028	Kumba Iron Ore Ltd. (Metals & Mining)	137,796
1,469	Liberty Holdings Ltd. (Insurance)	10,753
1,761	Massmart Holdings Ltd. (Food & Staples Retailing)	11,464
11,708	MMI Holdings Ltd.* (Insurance)	14,166
17,045	Mondi Ltd. (Paper & Forest Products)	407,948
913	Mr Price Group Ltd. (Specialty Retail)	14,295
26,572	MTN Group Ltd. (Wireless Telecommunication Services)	154,302
8,669	Naspers Ltd. (Media)	1,520,550
9,612	Nedbank Group Ltd. (Banks)	162,492
13,983	Netcare Ltd. (Health Care Providers & Services)	23,470
270,121	Old Mutual Ltd. (Insurance)	407,239
4,641	Pick n Pay Stores Ltd. (Food & Staples Retailing)	21,433
1,550	Pioneer Foods Group Ltd. (Food Products)	8,508
1,740	Rand Merchant Investment Holdings Ltd. (Insurance)	4,043
40,863	Redefine Properties Ltd. (Equity Real Estate Investment Trusts (REITs))	26,563
1,756	Remgro Ltd. (Diversified Financial Services)	22,638
10,333	RMB Holdings Ltd. (Diversified Financial Services)	52,191
21,563	Sappi Ltd. (Paper & Forest Products)	121,153
755	Sasol Ltd. (Chemicals)	24,673
2,084	Shoprite Holdings Ltd. (Food & Staples Retailing)	25,442
10,121	Standard Bank Group Ltd. (Banks)	112,133
50,757	Telkom SA SOC Ltd. (Diversified Telecommunication Services)	184,587
1,370	The Bidvest Group Ltd. (Industrial Conglomerates)	17,097
434	The Foschini Group Ltd. (Specialty Retail)	4,751
520	The SPAR Group Ltd. (Food & Staples Retailing)	6,198
2,036	Truworths International Ltd. (Specialty Retail)	11,153
3,232	Woolworths Holdings Ltd. (Multiline Retail)	11,162

		4,689,635

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
South Korea – 2.8%
9,199	Asiana Airlines, Inc.* (Airlines)	$29,549
14,396	BS Financial Group, Inc. (Banks)	96,154
1,766	Celltrion, Inc.* (Biotechnology)	337,864
163	CJ CheilJedang Corp. (Food Products)	46,496
258	CJ Corp. (Industrial Conglomerates)	24,809
1,526	Daelim Industrial Co. Ltd. (Construction & Engineering)	102,162
800	DB Insurance Co. Ltd. (Insurance)	50,406
3,290	DGB Financial Group, Inc. (Banks)	27,212
1,665	Doosan Infracore Co. Ltd.* (Machinery)	11,320
221	E-MART, Inc. (Food & Staples Retailing)	39,757
7,123	Fila Korea Ltd. (Textiles, Apparel & Luxury Goods)	263,797
757	GS Engineering & Construction Corp. (Construction & Engineering)	27,914
601	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	25,650
7,463	Hana Financial Group, Inc. (Banks)	251,396
861	Hankook Tire Co. Ltd. (Auto Components)	31,280
120	Hanmi Pharm Co. Ltd. (Pharmaceuticals)	41,180
764	Hanwha Chemical Corp. (Chemicals)	10,880
3,405	Hanwha Corp. (Industrial Conglomerates)	84,335
7,022	Hanwha Life Insurance Co. Ltd. (Insurance)	27,690
355	Himart Co. Ltd. (Specialty Retail)	17,532
2,048	Hotel Shilla Co. Ltd. (Specialty Retail)	129,072
359	Hyundai Department Store Co. Ltd. (Multiline Retail)	27,461
421	Hyundai Engineering & Construction Co. Ltd. (Construction & Engineering)	17,014
145	Hyundai Glovis Co. Ltd. (Air Freight & Logistics)	14,560
46	Hyundai Heavy Industries Holdings Co. Ltd.* (Machinery)	14,455
985	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	36,240
161	Hyundai Mobis Co. Ltd. (Auto Components)	26,894
322	Hyundai Motor Co. (Automobiles)	30,159
375	Hyundai Steel Co. (Metals & Mining)	13,761
25,231	Industrial Bank of Korea (Banks)	329,479
970	Kakao Corp. (Interactive Media & Services)	78,409
630	Kangwon Land, Inc. (Hotels, Restaurants & Leisure)	15,953
12,838	KB Financial Group, Inc. (Banks)	534,628
3,511	KB Financial Group, Inc. ADR (Banks)	145,882
80	KCC Corp. (Building Products)	17,397
10,702	Kia Motors Corp. (Automobiles)	267,504
1,201	Korea Electric Power Corp. (Electric Utilities)	28,688
6,612	Korea Gas Corp.* (Gas Utilities)	303,320
332	Korea Investment Holdings Co. Ltd. (Capital Markets)	17,362

Common Stocks – (continued)
South Korea – (continued)
140	Korea Zinc Co. Ltd. (Metals & Mining)	46,693
925	Korean Air Lines Co. Ltd. (Airlines)	22,392
12,055	KT Corp. ADR (Diversified Telecommunication Services)	166,841
197	KT&G Corp. (Tobacco)	17,567
593	Kumho Petrochemical Co. Ltd. (Chemicals)	45,049
1,630	LG Chem Ltd. (Chemicals)	498,088
1,543	LG Corp. (Industrial Conglomerates)	89,899
1,129	LG Display Co. Ltd. (Electronic Equipment, Instruments & Components)	16,474
605	LG Electronics, Inc. (Household Durables)	33,822
222	LG Household & Health Care Ltd. (Personal Products)	204,152
6,757	LG Uplus Corp. (Diversified Telecommunication Services)	96,032
195	Lotte Chemical Corp. (Chemicals)	45,053
102	Lotte Food Co. Ltd. (Food Products)	58,718
205	Lotte Shopping Co. Ltd. (Multiline Retail)	34,998
384	LS Corp. (Electrical Equipment)	17,082
230	Medy-Tox, Inc. (Biotechnology)	94,224
5,800	NAVER Corp. (Interactive Media & Services)	584,085
1,433	NH Investment & Securities Co. Ltd. (Capital Markets)	15,383
362	OCI Co. Ltd. (Chemicals)	27,197
162	Orion Corp. (Food Products)	13,562
2,336	POSCO (Metals & Mining)	534,694
405	S-1 Corp. (Commercial Services & Supplies)	34,296
271	S-Oil Corp. (Oil, Gas & Consumable Fuels)	29,572
1,233	Samsung Biologics Co. Ltd.*(a) (Life Sciences Tools & Services)	422,030
163	Samsung C&T Corp. (Industrial Conglomerates)	15,600
711	Samsung Electro-Mechanics Co. Ltd. (Electronic Equipment, Instruments & Components)	74,217
68,093	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	2,549,115
2,538	Samsung Electronics Co. Ltd. GDR	2,369,622
221	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	54,011
342	Samsung Life Insurance Co. Ltd. (Insurance)	27,670
223	Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	46,376
56	Samsung SDS Co. Ltd. (IT Services)	9,526
1,217	Samsung Securities Co. Ltd. (Capital Markets)	28,752
14,164	Shinhan Financial Group Co. Ltd. (Banks)	527,550

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
South Korea – (continued)
3,361	Shinhan Financial Group Co. Ltd. ADR (Banks)	$124,391
800	Shinsegae International, Inc. (Specialty Retail)	103,887
418	Shinsegae, Inc. (Multiline Retail)	95,438
145	SK Holdings Co. Ltd. (Industrial Conglomerates)	33,387
27,915	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1,681,191
3,618	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	678,990
1,923	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	451,829
59,312	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	1,536,774
26,710	Woori Bank (Banks)	370,093
107	Yuhan Corp. (Pharmaceuticals)	15,776

		17,537,719

Spain – 0.6%
827	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	30,964
623	Aena SME SA(a) (Transportation Infrastructure)	99,544
12,593	Amadeus IT Group SA (IT Services)	1,014,046
4,741	Banco Bilbao Vizcaya Argentaria SA (Banks)	26,166
5,792	Bankinter SA (Banks)	47,454
165,382	CaixaBank SA (Banks)	669,253
1,810	Enagas SA (Oil, Gas & Consumable Fuels)	47,989
29,867	Ence Energia y Celulosa SA (Paper & Forest Products)	250,878
2,029	Endesa SA (Electric Utilities)	42,425
5,465	Ferrovial SA (Construction & Engineering)	109,415
8,841	Iberdrola SA (Electric Utilities)	62,557
14,411	Industria de Diseno Textil SA (Specialty Retail)	406,170
20,104	Inmobiliaria Colonial Socimi SA (Equity Real Estate Investment Trusts (REITs))	201,855
23,177	International Consolidated Airlines Group SA (Airlines)	178,683
28,699	Merlin Properties Socimi SA (Equity Real Estate Investment Trusts (REITs))	359,601
4,820	Naturgy Energy Group SA (Gas Utilities)	118,464
8,116	Repsol SA (Oil, Gas & Consumable Fuels)	145,023
4,655	Telefonica SA (Diversified Telecommunication Services)	38,185

		3,848,672

Common Stocks – (continued)
Sweden – 0.8%
2,943	Alfa Laval AB (Machinery)	75,091
30,337	Atlas Copco AB Class A (Machinery)	749,984
7,050	Boliden AB (Metals & Mining)	160,999
32,126	Castellum AB (Real Estate Management & Development)	553,779
2,259	Electrolux AB Series B (Household Durables)	46,941
21,673	Hemfosa Fastigheter AB (Real Estate Management & Development)	267,755
24,310	Hexagon AB Class B (Electronic Equipment, Instruments & Components)	1,189,819
5,372	Husqvarna AB Class B (Household Durables)	40,534
2,661	ICA Gruppen AB (Food & Staples Retailing)	94,145
3,033	Industrivarden AB Class C (Diversified Financial Services)	62,999
1,516	Investor AB Class B (Diversified Financial Services)	65,683
4,487	Kinnevik AB Class B (Diversified Financial Services)	124,396
7,215	Loomis AB Class B (Commercial Services & Supplies)	223,085
13,565	Mycronic AB (Electronic Equipment, Instruments & Components)	170,143
3,581	Sandvik AB (Machinery)	56,611
2,359	Securitas AB Class B (Commercial Services & Supplies)	40,430
2,384	SKF AB Class B (Machinery)	38,221
6,795	Svenska Cellulosa AB SCA Class B (Paper & Forest Products)	64,236
3,693	Swedbank AB Class A (Banks)	83,072
3,895	Swedish Match AB (Tobacco)	198,406
11,113	Tele2 AB Class B (Wireless Telecommunication Services)	126,191
10,907	Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	94,965
25,393	Telia Co. AB (Diversified Telecommunication Services)	114,306
16,189	Trelleborg AB Class B (Machinery)	292,088

		4,933,879

Switzerland – 2.7%
91,210	ABB Ltd. (Electrical Equipment)	1,835,286
761	Adecco Group AG (Professional Services)	37,266
16,736	Aryzta AG* (Food Products)	156,095
1,108	Baloise Holding AG (Insurance)	158,370
30	Barry Callebaut AG (Food Products)	58,637
833	Bucher Industries AG (Machinery)	229,733
1	Chocoladefabriken Lindt & Spruengli AG (Food Products)	79,829
12,971	Chubb Ltd. (Insurance)	1,620,208
17,243	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	1,260,301
8,227	Clariant AG* (Chemicals)	177,316

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
3,741	Coca-Cola HBC AG* (Beverages)	$110,504
8,426	Credit Suisse Group AG* (Capital Markets)	110,159
744	Dufry AG* (Specialty Retail)	83,834
113	EMS-Chemie Holding AG (Chemicals)	62,260
1,329	Ferguson PLC (Trading Companies & Distributors)	89,601
78	Geberit AG (Building Products)	30,540
389	Georg Fischer AG (Machinery)	361,904
394	Givaudan SA (Chemicals)	955,023
28,138	Glencore PLC* (Metals & Mining)	114,512
284	Helvetia Holding AG (Insurance)	173,957
150	Kuehne & Nagel International AG (Marine)	20,848
798	LafargeHolcim Ltd.* (Construction Materials)	36,956
2,586	Logitech International SA (Technology Hardware, Storage & Peripherals)	95,745
18,333	Nestle SA (Food Products)	1,547,728
18,962	Novartis AG (Pharmaceuticals)	1,660,546
1,563	Pargesa Holding SA (Diversified Financial Services)	114,740
229	Partners Group Holding AG (Capital Markets)	163,038
1,200	PSP Swiss Property AG (Real Estate Management & Development)	115,784
5,330	Roche Holding AG (Pharmaceuticals)	1,297,122
160	Schindler Holding AG (Machinery)	33,738
20	SGS SA (Professional Services)	47,501
7,315	Sika AG (Chemicals)	937,947
716	Sonova Holding AG (Health Care Equipment & Supplies)	116,768
82	Straumann Holding AG (Health Care Equipment & Supplies)	55,974
493	Swiss Life Holding AG* (Insurance)	185,967
1,154	Swiss Prime Site AG* (Real Estate Management & Development)	93,639
19,647	Swiss Re AG	1,771,605
176	Swisscom AG (Diversified Telecommunication Services)	80,587
3,239	TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	244,285
1,357	Temenos AG* (Software)	186,502
350	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	118,221
775	Valora Holding AG* (Specialty Retail)	193,878
3,635	Wizz Air Holdings PLC*(a) (Airlines)	119,224
280	Zurich Insurance Group AG (Insurance)	86,935

		17,030,613

Taiwan – 1.9%
43,000	Acer, Inc.* (Technology Hardware, Storage & Peripherals)	30,257
4,000	Advantech Co. Ltd. (Technology Hardware, Storage & Peripherals)	27,600
36,000	Airtac International Group (Machinery)	310,580

Common Stocks – (continued)
Taiwan – (continued)
109,103	ASE Technology Holding Co. Ltd. ADR* (Semiconductors & Semiconductor Equipment)	417,865
259,384	Asia Cement Corp. (Construction Materials)	275,018
3,000	Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	22,246
517,111	AU Optronics Corp. (Electronic Equipment, Instruments & Components)	202,038
19,182	Catcher Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	193,953
285,542	Cathay Financial Holding Co. Ltd. (Insurance)	453,347
37,209	Chailease Holding Co. Ltd. (Diversified Financial Services)	106,721
80,080	Chang Hwa Commercial Bank Ltd. (Banks)	45,493
8,040	Chicony Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	16,114
90,000	China Development Financial Holding Corp. (Banks)	28,978
81,053	China Life Insurance Co. Ltd. (Insurance)	77,037
29,000	China Steel Corp. (Metals & Mining)	22,904
3,000	Chroma ATE, Inc. (Electronic Equipment, Instruments & Components)	10,568
8,000	Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	28,257
67,000	Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	37,009
261,640	CTBC Financial Holding Co. Ltd. (Banks)	175,202
23,228	Darfon Electronics Corp. (Technology Hardware, Storage & Peripherals)	26,781
5,000	Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	21,046
36,082	E.Sun Financial Holding Co. Ltd. (Banks)	23,957
3,000	Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	35,720
27,000	Epistar Corp. (Semiconductors & Semiconductor Equipment)	24,482
245,064	Far Eastern New Century Corp. (Industrial Conglomerates)	246,490
1,000	Far EasTone Telecommunications Co. Ltd. (Wireless Telecommunication Services)	2,383
8,432	Feng TAY Enterprise Co. Ltd. (Textiles, Apparel & Luxury Goods)	50,724
63,780	First Financial Holding Co. Ltd. (Banks)	40,350
96,093	Formosa Chemicals & Fibre Corp. (Chemicals)	348,727
7,000	Formosa Petrochemical Corp. (Oil, Gas & Consumable Fuels)	27,634

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Taiwan – (continued)
10,000	Formosa Plastic Corp. (Chemicals)	$32,701
67,732	Foxconn Technology Co. Ltd. (Electronic Equipment, Instruments & Components)	143,827
405,570	Fubon Financial Holding Co. Ltd. (Diversified Financial Services)	636,301
56,415	Gigabyte Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	74,174
13,573	Grand Pacific Petrochemical (Chemicals)	9,187
236,989	HannStar Display Corp. (Electronic Equipment, Instruments & Components)	52,287
15,000	Highwealth Construction Corp. (Real Estate Management & Development)	22,034
29,570	Hiwin Technologies Corp. (Machinery)	191,912
40,800	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	103,858
18,665	Hon Hai Precision Industry Co. Ltd. GDR (Electronic Equipment, Instruments & Components)	97,805
10,000	HTC Corp.* (Technology Hardware, Storage & Peripherals)	10,885
86,735	Hua Nan Financial Holdings Co. Ltd. (Banks)	48,991
383,097	Innolux Corp. (Electronic Equipment, Instruments & Components)	116,325
38,000	Inventec Corp. (Technology Hardware, Storage & Peripherals)	30,712
45,000	Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	51,738
22,440	Macronix International (Semiconductors & Semiconductor Equipment)	12,495
2,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	14,773
216,788	Mega Financial Holding Co. Ltd. (Banks)	183,575
11,000	Micro-Star International Co. Ltd. (Technology Hardware, Storage & Peripherals)	24,504
13,000	Nan Ya Plastics Corp. (Chemicals)	32,383
7,000	Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)	11,688
56,096	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	248,164
77,691	Oriental Union Chemical Corp. (Chemicals)	70,501
15,000	Pegatron Corp. (Technology Hardware, Storage & Peripherals)	27,409
33,000	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	33,487
10,000	Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	21,935

Common Stocks – (continued)
Taiwan – (continued)
3,000	President Chain Store Corp. (Food & Staples Retailing)	33,936
58,488	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	153,708
10,000	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	40,267
12,600	Ruentex Development Co. Ltd. (Real Estate Management & Development)	17,487
13,800	Ruentex Industries Ltd. (Textiles, Apparel & Luxury Goods)	34,675
785,767	Shin Kong Financial Holding Co. Ltd. (Insurance)	259,070
4,246	Simplo Technology Co. Ltd. (Electronic Equipment, Instruments & Components)	24,694
673,800	SinoPac Financial Holdings Co. Ltd. (Banks)	229,208
33,000	Synnex Technology International Corp. (Electronic Equipment, Instruments & Components)	35,612
86,297	Taishin Financial Holding Co. Ltd.	37,856
81,120	Taiwan Business Bank (Banks)	26,779
214,570	Taiwan Cement Corp. (Construction Materials)	241,195
92,700	Taiwan Cooperative Financial Holding Co. Ltd. (Banks)	52,211
2,000	Taiwan Mobile Co. Ltd. (Wireless Telecommunication Services)	7,147
161,365	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,211,429
74,618	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	2,842,946
13,137	TCI Co. Ltd. (Personal Products)	184,034
58,000	Teco Electric and Machinery Co. Ltd. (Electrical Equipment)	33,371
244,724	Uni-President Enterprises Corp. (Food Products)	593,175
544,720	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	207,583
233,175	Walsin Lihwa Corp. (Electrical Equipment)	115,973
7,553	Walsin Technology Corp. (Electronic Equipment, Instruments & Components)	31,917
50,000	Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment)	21,783
62,791	Wistron Corp. (Technology Hardware, Storage & Peripherals)	38,494
35,880	WPG Holdings Ltd. (Electronic Equipment, Instruments & Components)	42,733
4,865	Yageo Corp. (Electronic Equipment, Instruments & Components)	49,886
204,152	Yuanta Financial Holding Co. Ltd. (Capital Markets)	99,279

		12,299,580

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Thailand – 0.5%
5,100	Advanced Info Service PCL NVDR (Wireless Telecommunication Services)	$30,178
120,700	Airports of Thailand PCL NVDR (Transportation Infrastructure)	233,268
17,186	Bangkok Bank PCL (Banks)	110,068
7,475	Bangkok Bank PCL ADR (Banks)	233,600
78,500	Bangkok Dusit Medical Services PCL NVDR (Health Care Providers & Services)	58,219
18,200	Berli Jucker PCL NVDR (Food & Staples Retailing)	30,685
8,800	Bumrungrad Hospital PCL NVDR (Health Care Providers & Services)	51,371
73,300	Charoen Pokphand Foods PCL NVDR (Food Products)	55,866
23,400	CP ALL PCL NVDR (Food & Staples Retailing)	47,542
2,600	Electricity Generating PCL (Independent Power and Renewable Electricity Producers)	18,138
116,100	Home Product Center PCL NVDR (Specialty Retail)	52,284
19,100	Indorama Ventures PCL NVDR (Chemicals)	31,333
370,700	IRPC PCL NVDR (Oil, Gas & Consumable Fuels)	68,261
16,283	Kiatnakin Bank PCL (Banks)	35,037
109,780	Krung Thai Bank PCL (Banks)	66,646
71,800	Krung Thai Bank PCL NVDR (Banks)	43,589
24,120	Krungthai Card PCL (Consumer Finance)	25,335
53,700	Minor International PCL NVDR (Hotels, Restaurants & Leisure)	59,303
49,791	PTT Exploration & Production PCL (Oil, Gas & Consumable Fuels)	208,545
20,500	PTT Exploration & Production PCL NVDR (Oil, Gas & Consumable Fuels)	85,862
59,575	PTT Global Chemical PCL (Chemicals)	139,176
32,800	PTT Global Chemical PCL NVDR (Chemicals)	76,625
252,591	PTT PCL (Oil, Gas & Consumable Fuels)	388,414
347,600	PTT PCL NVDR (Oil, Gas & Consumable Fuels)	534,527
1,066,889	Quality Houses PCL (Real Estate Management & Development)	101,201
152,500	Thai Beverage PCL (Beverages)	68,880
25,600	Thai Oil PCL NVDR (Oil, Gas & Consumable Fuels)	65,472
57,701	Thanachart Capital PCL (Banks)	91,817
16,151	Tisco Financial Group PCL (Banks)	38,426
779,800	TMB Bank PCL NVDR (Banks)	53,758

Common Stocks – (continued)
Thailand – (continued)
37,859	Total Access Communication PCL (Wireless Telecommunication Services)	54,443
89,100	True Corp. PCL NVDR (Diversified Telecommunication Services)	15,890

		3,173,759

Turkey – 0.2%
196,674	Akbank T.A.S. (Banks)	232,584
4,428	Anadolu Efes Biracilik Ve Malt Sanayii AS (Beverages)	14,888
794	BIM Birlesik Magazalar AS (Food & Staples Retailing)	11,287
61,124	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Equity Real Estate Investment Trusts (REITs))	18,307
59,442	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	96,463
16,196	Ford Otomotiv Sanayi AS (Automobiles)	173,928
45,317	Haci Omer Sabanci Holding AS (Diversified Financial Services)	57,804
8,847	KOC Holding AS (Industrial Conglomerates)	24,714
10,323	Petkim Petrokimya Holding AS (Chemicals)	9,396
16,044	TAV Havalimanlari Holding AS (Transportation Infrastructure)	66,796
31,896	Tekfen Holding AS (Construction & Engineering)	121,432
1,216	Tupras Turkiye Petrol Rafinerileri AS (Oil, Gas & Consumable Fuels)	28,690
37,310	Turk Hava Yollari AO* (Airlines)	93,980
14,418	Turkcell Iletisim Hizmetleri AS (Wireless Telecommunication Services)	29,340
9,969	Turkiye Garanti Bankasi AS (Banks)	12,540
9,929	Turkiye Is Bankasi AS Class C (Banks)	7,106
109,503	Turkiye Sise ve Cam Fabrikalari AS (Industrial Conglomerates)	92,738

		1,091,993

United Arab Emirates – 0.1%
34,212	Abu Dhabi Commercial Bank PJSC (Banks)	75,368
362,483	Aldar Properties PJSC (Real Estate Management & Development)	170,724
48,412	DAMAC Properties Dubai Co. PJSC (Real Estate Management & Development)	26,650
1,527	DP World Ltd. (Transportation Infrastructure)	27,471
42,018	Dubai Islamic Bank PJSC (Banks)	60,170
25,556	Emaar Malls PJSC (Real Estate Management & Development)	12,724
40,593	Emaar Properties PJSC (Real Estate Management & Development)	56,322
20,455	First Abu Dhabi Bank PJSC (Banks)	77,006

		506,435

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – 6.5%
12,038	3i Group PLC (Capital Markets)	$134,793
16,845	Abcam PLC (Biotechnology)	258,224
9,721	Anglo American PLC (Metals & Mining)	207,479
1,571	Aon PLC (Insurance)	245,359
1,482	Aptiv PLC (Auto Components)	113,818
2,817	Ashtead Group PLC (Trading Companies & Distributors)	69,543
19,008	AstraZeneca PLC (Pharmaceuticals)	1,453,915
23,579	Auto Trader Group PLC(a) (Interactive Media & Services)	123,209
233,303	Aviva PLC (Insurance)	1,274,974
7,548	Babcock International Group PLC (Commercial Services & Supplies)	58,861
6,839	BAE Systems PLC (Aerospace & Defense)	45,857
154,105	Balfour Beatty PLC (Construction & Engineering)	517,716
844,784	Barclays PLC (Banks)	1,861,317
18,078	Barratt Developments PLC (Household Durables)	118,573
32,183	Beazley PLC (Insurance)	216,088
3,325	Bellway PLC (Household Durables)	121,953
3,754	Berkeley Group Holdings PLC (Household Durables)	167,779
30,778	BHP Billiton PLC (Metals & Mining)	613,981
96,844	Boohoo Group PLC* (Internet & Direct Marketing Retail)	262,169
251,581	BP PLC (Oil, Gas & Consumable Fuels)	1,817,350
48,676	British American Tobacco PLC (Tobacco)	2,110,117
3,012	Bunzl PLC (Trading Companies & Distributors)	88,854
4,579	Burberry Group PLC (Textiles, Apparel & Luxury Goods)	105,955
13,824	Burford Capital Ltd. (Capital Markets)	293,027
70,302	Cairn Energy PLC* (Oil, Gas & Consumable Fuels)	176,545
19,525	Carnival PLC (Hotels, Restaurants & Leisure)	1,064,219
13,567	Clinigen Healthcare Ltd.* (Life Sciences Tools & Services)	156,748
592,238	Cobham PLC* (Aerospace & Defense)	812,936
3,001	Coca-Cola European Partners PLC (Beverages)	135,929
73,273	Compass Group PLC (Hotels, Restaurants & Leisure)	1,441,191
7,358	Computacenter PLC (IT Services)	103,267
3,093	Croda International PLC (Chemicals)	190,515
4,912	Dechra Pharmaceuticals PLC (Pharmaceuticals)	143,519
23,479	Diageo PLC (Beverages)	811,705
119,903	Direct Line Insurance Group PLC (Insurance)	503,866
68,204	DS Smith PLC (Containers & Packaging)	342,220

Common Stocks – (continued)
United Kingdom – (continued)
71,578	Experian PLC (Professional Services)	1,646,236
17,112	Ferroglobe PLC (Metals & Mining)	104,212
43,346	GlaxoSmithKline PLC (Pharmaceuticals)	839,515
18,680	GVC Holdings PLC (Hotels, Restaurants & Leisure)	223,756
9,587	Halma PLC (Electronic Equipment, Instruments & Components)	162,695
15,855	Hammerson PLC (Equity Real Estate Investment Trusts (REITs))	88,518
5,269	Hargreaves Lansdown PLC (Capital Markets)	125,612
127,668	Hays PLC (Professional Services)	267,354
19,246	HSBC Holdings PLC (Banks)	158,387
51,375	Ibstock PLC(a) (Construction Materials)	147,292
4,113	IHS Markit Ltd.* (Professional Services)	216,056
30,764	Inchcape PLC (Distributors)	212,477
25,508	Informa PLC (Media)	232,775
1,925	InterContinental Hotels Group PLC (Hotels, Restaurants & Leisure)	101,004
29,968	Intermediate Capital Group PLC (Capital Markets)	363,980
1,249	Intertek Group PLC (Professional Services)	74,836
165,792	IQE PLC* (Semiconductors & Semiconductor Equipment)	191,897
86,476	J Sainsbury PLC (Food & Staples Retailing)	343,575
54,553	JD Sports Fashion PLC (Specialty Retail)	284,318
12,119	Johnson Matthey PLC (Chemicals)	459,476
16,746	Just Eat PLC* (Internet & Direct Marketing Retail)	129,907
15,402	KAZ Minerals PLC (Metals & Mining)	101,695
9,784	Keywords Studios PLC (IT Services)	171,331
46,184	Kingfisher PLC (Specialty Retail)	149,967
11,467	Land Securities Group PLC (Equity Real Estate Investment Trusts (REITs))	124,739
1,136,524	Lloyds Banking Group PLC (Banks)	829,365
39,464	Marks & Spencer Group PLC (Multiline Retail)	149,260
32,813	Meggitt PLC (Aerospace & Defense)	222,000
51,194	Micro Focus International PLC (Software)	793,620
4,296	Mondi PLC (Paper & Forest Products)	101,166
48,567	National Express Group PLC (Road & Rail)	248,162
14,828	National Grid PLC (Multi-Utilities)	156,644
2,847	Next PLC (Multiline Retail)	189,134
4,478	NMC Health PLC (Health Care Providers & Services)	201,911
29,425	Paragon Banking Group PLC (Thrifts & Mortgage Finance)	159,909

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
24,171	Pearson PLC (Media)	$277,675
12,948	Pennon Group PLC (Water Utilities)	123,350
4,177	Persimmon PLC (Household Durables)	122,249
140,949	Premier Oil PLC* (Oil, Gas & Consumable Fuels)	193,362
98,825	Prudential PLC (Insurance)	1,978,835
139,472	Rentokil Initial PLC (Commercial Services & Supplies)	562,439
12,651	Rightmove PLC (Interactive Media & Services)	73,029
5,307	Rio Tinto PLC (Metals & Mining)	257,659
103,483	Rolls-Royce Holdings PLC* (Aerospace & Defense)	1,109,771
79,207	Royal Bank of Scotland Group PLC (Banks)	238,452
11,892	Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels)	378,857
51,593	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	1,682,599
39,110	Royal Mail PLC (Air Freight & Logistics)	179,551
22,694	RPC Group PLC (Containers & Packaging)	221,202
28,855	RSA Insurance Group PLC (Insurance)	207,527
2,189	Schroders PLC (Capital Markets)	74,913
21,417	Segro PLC (Equity Real Estate Investment Trusts (REITs))	167,907
39,955	Senior PLC (Aerospace & Defense)	139,162
12,188	Smith & Nephew PLC (Health Care Equipment & Supplies)	198,114
5,663	Smiths Group PLC (Industrial Conglomerates)	100,946
12,276	Softcat PLC (IT Services)	101,262
1,002	Spirax-Sarco Engineering PLC (Machinery)	82,765
105,386	SSE PLC (Electric Utilities)	1,536,046
35,255	SSP Group PLC (Hotels, Restaurants & Leisure)	300,578
23,887	Standard Chartered PLC (Banks)	167,417
84,324	Taylor Wimpey PLC (Household Durables)	173,625
17,757	Tesco PLC (Food & Staples Retailing)	48,360
27,647	The British Land Co. PLC (Equity Real Estate Investment Trusts (REITs))	208,799
1,629	The Weir Group PLC (Machinery)	32,965
7,296	Travis Perkins PLC (Trading Companies & Distributors)	103,047
12,080	United Utilities Group PLC (Water Utilities)	111,942
32,961	Vesuvius PLC (Machinery)	228,686
597,422	Vodafone Group PLC (Wireless Telecommunication Services)	1,123,475
82,569	William Hill PLC (Hotels, Restaurants & Leisure)	221,961
49,040	Wm Morrison Supermarkets PLC (Food & Staples Retailing)	155,368

		41,020,247

Common Stocks – (continued)
United States – 45.8%
11,659	AAR Corp. (Aerospace & Defense)	554,735
13,458	Abbott Laboratories (Health Care Equipment & Supplies)	927,795
16,725	AbbVie, Inc. (Biotechnology)	1,302,041
5,184	ABM Industries, Inc. (Commercial Services & Supplies)	159,408
16,391	ACCO Brands Corp. (Commercial Services & Supplies)	132,275
6,200	Activision Blizzard, Inc. (Entertainment)	428,110
10,450	Acuity Brands, Inc. (Electrical Equipment)	1,312,938
3,729	Adobe, Inc.* (Software)	916,439
1,411	Advance Auto Parts, Inc. (Specialty Retail)	225,421
9,668	Aegion Corp.* (Construction & Engineering)	187,172
20,600	AES Corp. (Independent Power and Renewable Electricity Producers)	300,348
3,145	Aetna, Inc. (Health Care Providers & Services)	623,968
980	Affiliated Managers Group, Inc. (Capital Markets)	111,387
8,583	Aflac, Inc. (Insurance)	369,670
4,614	Agilent Technologies, Inc. (Life Sciences Tools & Services)	298,941
9,649	Air Lease Corp. (Trading Companies & Distributors)	367,627
1,349	Air Products & Chemicals, Inc. (Chemicals)	208,218
5,916	Akamai Technologies, Inc.* (IT Services)	427,431
4,436	Alamo Group, Inc. (Machinery)	380,254
1,053	Albemarle Corp. (Chemicals)	104,479
1,000	Alcoa Corp.* (Metals & Mining)	34,990
514	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	62,826
951	Alexion Pharmaceuticals, Inc.* (Biotechnology)	106,579
1,387	Align Technology, Inc.* (Health Care Equipment & Supplies)	306,804
323	Alleghany Corp. (Insurance)	194,020
3,085	Allegiant Travel Co. (Airlines)	352,122
8,863	Alliant Energy Corp. (Electric Utilities)	380,932
11,428	Ally Financial, Inc. (Consumer Finance)	290,385
810	Alphabet, Inc. Class A* (Interactive Media & Services)	883,370
2,456	Alphabet, Inc. Class C* (Interactive Media & Services)	2,644,547
1,275	Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2,037,463
5,938	AMC Networks, Inc. Class A* (Media)	347,848
3,251	Amdocs Ltd. (IT Services)	205,691
7,635	Ameren Corp. (Multi-Utilities)	493,068
2,930	American Electric Power Co., Inc. (Electric Utilities)	214,945
700	American Equity Investment Life Holding Co. (Insurance)	21,854

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
4,225	American Express Co. (Consumer Finance)	$434,034
11,843	American International Group, Inc. (Insurance)	488,997
5,307	American Water Works Co., Inc. (Water Utilities)	469,829
2,600	Ameriprise Financial, Inc. (Capital Markets)	330,824
12,118	Ameris Bancorp (Banks)	519,741
8,625	AMERISAFE, Inc. (Insurance)	561,401
11,289	AmerisourceBergen Corp. (Health Care Providers & Services)	993,432
3,600	AMETEK, Inc. (Electrical Equipment)	241,488
1,170	Amgen, Inc. (Biotechnology)	225,564
19,499	Amneal Pharmaceuticals, Inc.* (Pharmaceuticals)	359,757
2,359	Amphenol Corp. Class A (Electronic Equipment, Instruments & Components)	211,131
10,525	Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	559,930
3,600	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	301,356
2,487	Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	163,371
36,786	Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts (REITs))	363,078
1,686	ANSYS, Inc.* (Software)	252,141
3,222	Anthem, Inc. (Health Care Providers & Services)	887,887
7,433	Apache Corp. (Oil, Gas & Consumable Fuels)	281,190
14,880	Apple, Inc. (Technology Hardware, Storage & Peripherals)	3,256,637
12,814	Arch Capital Group Ltd.* (Insurance)	363,533
14,404	Archer-Daniels-Midland Co. (Food Products)	680,589
16,295	Arconic, Inc. (Aerospace & Defense)	331,277
96,250	Ares Capital Corp. (Capital Markets)	1,651,650
14,042	Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts (REITs))	203,188
960	Arista Networks, Inc.* (Communications Equipment)	221,136
2,800	Armstrong World Industries, Inc.* (Building Products)	172,900
3,371	Arthur J. Gallagher & Co. (Insurance)	249,488
3,248	ASGN, Inc.* (Professional Services)	217,876
2,902	Aspen Insurance Holdings Ltd. (Insurance)	121,536
1,600	Aspen Technology, Inc.* (Software)	135,824
11,340	Assured Guaranty Ltd. (Insurance)	453,373
102,875	AT&T, Inc. (Diversified Telecommunication Services)	3,156,205
6,133	AtriCure, Inc.* (Health Care Equipment & Supplies)	195,091

Common Stocks – (continued)
United States – (continued)
2,124	Autodesk, Inc.* (Software)	274,527
3,566	Autoliv, Inc. (Auto Components)	297,190
400	Automatic Data Processing, Inc. (IT Services)	57,632
1,155	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	202,564
3,200	Avery Dennison Corp. (Containers & Packaging)	290,304
5,100	Avnet, Inc. (Electronic Equipment, Instruments & Components)	204,357
6,500	AVX Corp. (Electronic Equipment, Instruments & Components)	108,420
17,889	Axis Capital Holdings Ltd. (Insurance)	998,027
4,939	Balchem Corp. (Chemicals)	462,537
39,021	Bank of America Corp. (Banks)	1,073,077
7,953	BankUnited, Inc. (Banks)	263,244
4,544	Bausch Health Cos, Inc.* (Pharmaceuticals)	103,965
8,195	Baxter International, Inc. (Health Care Equipment & Supplies)	512,269
8,901	BB&T Corp. (Banks)	437,573
721	Becton Dickinson & Co. (Health Care Equipment & Supplies)	166,191
5,493	Belden, Inc. (Electronic Equipment, Instruments & Components)	296,897
16,642	Berkshire Hathaway, Inc. Class B* (Diversified Financial Services)	3,416,270
4,496	Best Buy Co., Inc. (Specialty Retail)	315,439
840	Biogen, Inc.* (Biotechnology)	255,587
7,407	Blackbaud, Inc. (Software)	531,230
1,917	BlackRock, Inc. (Capital Markets)	788,692
8,825	Blackstone Mortgage Trust, Inc. Class A (Mortgage Real Estate Investment Trusts (REITs))	297,756
14,181	BMC Stock Holdings, Inc.* (Trading Companies & Distributors)	237,390
140	Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	262,441
2,161	Booz Allen Hamilton Holding Corp. (IT Services)	107,056
6,204	BorgWarner, Inc. (Auto Components)	244,500
4,125	Boston Scientific Corp.* (Health Care Equipment & Supplies)	149,078
10,000	Bristol-Myers Squibb Co. (Pharmaceuticals)	505,400
4,000	Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	64,800
3,000	Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	670,470
2,348	Broadridge Financial Solutions, Inc. (IT Services)	274,575
8,506	Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	263,941
7,167	Brown-Forman Corp. Class B (Beverages)	332,119

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
4,337	Bunge Ltd. (Food Products)	$268,027
2,176	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	193,729
5,976	CA, Inc. (Software)	265,095
5,765	Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	139,686
4,305	Cactus, Inc. Class A* (Energy Equipment & Services)	144,045
7,189	Cadence BanCorp (Banks)	158,589
8,640	Cadence Design Systems, Inc.* (Software)	385,085
9,296	Cambrex Corp.* (Life Sciences Tools & Services)	495,384
3,544	Campbell Soup Co. (Food Products)	132,581
6,343	Cantel Medical Corp. (Health Care Equipment & Supplies)	502,048
7,211	Capital One Financial Corp. (Consumer Finance)	643,942
18,170	Catalent, Inc.* (Pharmaceuticals)	732,978
1,478	Caterpillar, Inc. (Machinery)	179,311
14,297	Cathay General Bancorp (Banks)	538,568
690	Cavco Industries, Inc.* (Household Durables)	138,421
6,836	CBRE Group, Inc. Class A* (Real Estate Management & Development)	275,422
981	CDK Global, Inc. (Software)	56,152
2,361	CDW Corp. (Electronic Equipment, Instruments & Components)	212,514
3,037	Celanese Corp. Series A (Chemicals)	294,407
5,800	Celgene Corp.* (Biotechnology)	415,280
6,572	Centene Corp.* (Health Care Providers & Services)	856,463
8,798	CenterPoint Energy, Inc. (Multi-Utilities)	237,634
3,956	CenterState Bank Corp. (Banks)	97,238
7,638	Central Garden & Pet Co.* (Household Products)	248,082
9,831	Central Garden & Pet Co. Class A* (Household Products)	291,489
3,656	CenturyLink, Inc. (Diversified Telecommunication Services)	75,460
1,999	Cerner Corp.* (Health Care Technology)	114,503
3,913	Chatham Lodging Trust (Equity Real Estate Investment Trusts (REITs))	76,304
1,068	Chemed Corp. (Health Care Providers & Services)	325,024
10,162	Chevron Corp. (Oil, Gas & Consumable Fuels)	1,134,587
376	Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	173,084
1,486	Church & Dwight Co., Inc. (Household Products)	88,224
7,282	Chuy’s Holdings, Inc.* (Hotels, Restaurants & Leisure)	177,462
12,776	Ciena Corp.* (Communications Equipment)	399,378
1,129	Cigna Corp. (Health Care Providers & Services)	241,391

Common Stocks – (continued)
United States – (continued)
1,478	Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	117,457
3,006	Cincinnati Financial Corp. (Insurance)	236,392
1,488	Cintas Corp. (Commercial Services & Supplies)	270,623
21,275	Cisco Systems, Inc. (Communications Equipment)	973,331
4,629	CIT Group, Inc. (Banks)	219,322
34,399	Citigroup, Inc. (Banks)	2,251,759
14,755	Citizens Financial Group, Inc. (Banks)	551,099
2,499	Citrix Systems, Inc.* (Software)	256,073
4,125	CME Group, Inc. (Capital Markets)	755,865
9,392	CMS Energy Corp. (Multi-Utilities)	465,092
14,207	Cognizant Technology Solutions Corp. Class A (IT Services)	980,709
9,571	Cohen & Steers, Inc. (Capital Markets)	367,431
1,693	Colgate-Palmolive Co. (Household Products)	100,818
4,834	Columbia Banking System, Inc. (Banks)	179,293
23,253	Comcast Corp. Class A (Media)	886,869
5,768	Comerica, Inc. (Banks)	470,438
2,000	Commercial Metals Co. (Metals & Mining)	38,120
11,400	CommScope Holding Co., Inc.* (Communications Equipment)	274,284
4,008	Compass Minerals International, Inc. (Metals & Mining)	194,428
4,050	Conagra Brands, Inc. (Food Products)	144,180
3,287	Concho Resources, Inc.* (Oil, Gas & Consumable Fuels)	457,189
17,233	ConocoPhillips (Oil, Gas & Consumable Fuels)	1,204,587
5,085	Consolidated Edison, Inc. (Multi-Utilities)	386,460
1,998	Constellation Brands, Inc. Class A (Beverages)	398,062
5,832	Cooper Tire & Rubber Co. (Auto Components)	180,150
4,116	Copart, Inc.* (Commercial Services & Supplies)	201,314
1,200	CoreCivic, Inc. (Equity Real Estate Investment Trusts (REITs))	26,952
5,912	Corning, Inc. (Electronic Equipment, Instruments & Components)	188,888
276	CoStar Group, Inc.* (Professional Services)	99,752
404	Costco Wholesale Corp. (Food & Staples Retailing)	92,367
11,841	Coty, Inc. Class A (Personal Products)	124,923
800	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	86,992
9,913	CSX Corp. (Road & Rail)	682,609
1,481	Cummins, Inc. (Machinery)	202,438
12,062	CVS Health Corp. (Health Care Providers & Services)	873,168
3,900	Cypress Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	50,466

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
10,078	D.R. Horton, Inc. (Household Durables)	$362,405
4,234	Danaher Corp. (Health Care Equipment & Supplies)	420,860
4,053	Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	431,847
3,185	DaVita, Inc.* (Health Care Providers & Services)	214,478
4,256	Delta Air Lines, Inc. (Airlines)	232,931
5,627	DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	194,863
20,715	Diplomat Pharmacy, Inc.* (Health Care Providers & Services)	410,986
5,537	Dollar General Corp. (Multiline Retail)	616,711
4,481	Dollar Tree, Inc.* (Multiline Retail)	377,748
800	Dominion Energy, Inc. (Multi-Utilities)	57,136
4,755	Dover Corp. (Machinery)	393,904
1,939	DowDuPont, Inc. (Chemicals)	104,551
8,286	Dril-Quip, Inc.* (Energy Equipment & Services)	352,652
4,172	DTE Energy Co. (Multi-Utilities)	468,933
4,058	Duke Energy Corp. (Electric Utilities)	335,313
7,946	Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	219,071
7,095	DXC Technology Co. (IT Services)	516,729
5,899	Eastman Chemical Co. (Chemicals)	462,187
10,733	Ecolab, Inc. (Chemicals)	1,643,759
4,286	Edison International (Electric Utilities)	297,406
3,751	Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	553,648
13,725	Electronic Arts, Inc.* (Entertainment)	1,248,700
4,681	Eli Lilly & Co. (Pharmaceuticals)	507,608
3,900	EMCOR Group, Inc. (Construction & Engineering)	276,822
8,335	Emerson Electric Co. (Electrical Equipment)	565,780
2,773	Energizer Holdings, Inc. (Household Products)	162,969
6,548	EnerSys (Electrical Equipment)	521,024
3,355	Engility Holdings, Inc.* (Aerospace & Defense)	104,106
13,166	Entercom Communications Corp. Class A (Media)	85,447
5,114	Entergy Corp. (Electric Utilities)	429,320
1,983	EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	208,889
6,892	EPAM Systems, Inc.* (IT Services)	823,387
2,950	Equity Residential (Equity Real Estate Investment Trusts (REITs))	191,632
8,113	Essent Group Ltd.* (Thrifts & Mortgage Finance)	319,814
1,032	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	258,805
1,600	Evercore, Inc. Class A (Capital Markets)	130,704
6,157	Everest Re Group Ltd. (Insurance)	1,341,364
7,649	Evergy, Inc. (Electric Utilities)	428,268
5,869	Eversource Energy (Electric Utilities)	371,273

Common Stocks – (continued)
United States – (continued)
25,336	Exelon Corp. (Electric Utilities)	1,109,970
7,690	ExlService Holdings, Inc.* (IT Services)	492,929
614	Expedia Group, Inc. (Internet & Direct Marketing Retail)	77,014
3,707	Expeditors International of Washington, Inc. (Air Freight & Logistics)	249,036
3,988	Express Scripts Holding Co.* (Health Care Providers & Services)	386,716
16,500	Extended Stay America, Inc. (Hotels, Restaurants & Leisure)	268,620
12,705	Extraction Oil & Gas, Inc.* (Oil, Gas & Consumable Fuels)	101,513
8,558	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	681,901
1,654	F5 Networks, Inc.* (Communications Equipment)	289,913
13,219	Facebook, Inc. Class A* (Interactive Media & Services)	2,006,512
1,293	Fastenal Co. (Trading Companies & Distributors)	66,473
4,596	FCB Financial Holdings, Inc. Class A* (Banks)	179,841
1,189	FedEx Corp. (Air Freight & Logistics)	261,984
5,266	Ferro Corp.* (Chemicals)	89,206
17,993	Ferroglobe Representation & Warranty Insurance Trust*(b) (Metals & Mining)	—
8,147	Fidelity National Financial, Inc. (Insurance)	272,517
3,953	Fidelity National Information Services, Inc. (IT Services)	411,507
20,658	Fifth Third Bancorp (Banks)	557,559
720	First Citizens BancShares, Inc. Class A (Banks)	307,174
4,109	First Merchants Corp. (Banks)	170,975
5,192	First Midwest Bancorp, Inc. (Banks)	119,208
3,709	FirstCash, Inc. (Consumer Finance)	298,204
17,890	FirstEnergy Corp. (Electric Utilities)	666,939
4,830	Fiserv, Inc.* (IT Services)	383,019
7,587	Five Below, Inc.* (Specialty Retail)	863,552
1,400	Foot Locker, Inc. (Specialty Retail)	65,996
8,859	Ford Motor Co. (Automobiles)	84,603
1,900	Fortinet, Inc.* (Software)	156,142
4,072	Fortive Corp. (Machinery)	302,346
1,707	Fortune Brands Home & Security, Inc. (Building Products)	76,525
24,638	Forum Energy Technologies, Inc.* (Energy Equipment & Services)	220,756
1,000	Forward Air Corp. (Air Freight & Logistics)	59,990
4,348	Franklin Resources, Inc. (Capital Markets)	132,614
49,356	Freeport-McMoRan, Inc. (Metals & Mining)	574,997
4,188	Fresh Del Monte Produce, Inc. (Food Products)	138,330
4,719	FTI Consulting, Inc.* (Professional Services)	326,130

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
12,819	General Dynamics Corp. (Aerospace & Defense)	$2,212,303
1,600	General Mills, Inc. (Food Products)	70,080
9,690	General Motors Co. (Automobiles)	354,557
2,764	Genuine Parts Co. (Distributors)	270,651
7,700	Gilead Sciences, Inc. (Biotechnology)	524,986
15,082	Glacier Bancorp, Inc. (Banks)	639,477
4,546	Global Indemnity Ltd. (Insurance)	162,747
17,268	Globus Medical, Inc. Class A* (Health Care Equipment & Supplies)	912,614
10,429	Grand Canyon Education, Inc.* (Diversified Consumer Services)	1,300,496
3,748	Granite Construction, Inc. (Construction & Engineering)	171,359
45,325	Graphic Packaging Holding Co. (Containers & Packaging)	499,028
1,228	Group 1 Automotive, Inc. (Specialty Retail)	70,905
8,092	Gulfport Energy Corp.* (Oil, Gas & Consumable Fuels)	73,718
6,541	Hanmi Financial Corp. (Banks)	137,230
3,364	Harris Corp. (Aerospace & Defense)	500,260
1,837	Hasbro, Inc. (Leisure Products)	168,471
400	HCA Healthcare, Inc. (Health Care Providers & Services)	53,412
7,734	HCP, Inc. (Equity Real Estate Investment Trusts (REITs))	213,072
13,491	Healthcare Services Group, Inc. (Commercial Services & Supplies)	547,600
20,254	Heartland Express, Inc. (Road & Rail)	394,345
2,870	Helen of Troy Ltd.* (Household Durables)	356,224
1,320	Henry Schein, Inc.* (Health Care Providers & Services)	109,560
1,800	Herbalife Nutrition Ltd.* (Personal Products)	95,868
9,620	Hess Corp. (Oil, Gas & Consumable Fuels)	552,188
52,673	Hewlett Packard Enterprise Co. (Technology Hardware, Storage & Peripherals)	803,263
2,169	Hillenbrand, Inc. (Machinery)	103,895
3,900	Hilton Grand Vacations, Inc.* (Hotels, Restaurants & Leisure)	104,793
32,034	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	2,279,860
4,490	Hologic, Inc.* (Health Care Equipment & Supplies)	175,065
5,691	Honeywell International, Inc. (Industrial Conglomerates)	824,171
5,659	Hormel Foods Corp. (Food Products)	246,959
18,729	Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	357,911
22,656	HP, Inc. (Technology Hardware, Storage & Peripherals)	546,916
5,666	HubSpot, Inc.* (Software)	768,593

Common Stocks – (continued)
United States – (continued)
2,120	Humana, Inc. (Health Care Providers & Services)	679,269
931	Huntington Ingalls Industries, Inc. (Aerospace & Defense)	203,405
3,768	Huron Consulting Group, Inc.* (Professional Services)	205,318
2,485	IAC/InterActiveCorp.* (Interactive Media & Services)	488,526
4,815	IBERIABANK Corp. (Banks)	358,669
7,123	ICF International, Inc. (Professional Services)	524,538
4,401	ICU Medical, Inc.* (Health Care Equipment & Supplies)	1,121,067
5,131	IDACORP, Inc. (Electric Utilities)	478,517
1,569	IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	332,816
1,350	Illumina, Inc.* (Life Sciences Tools & Services)	420,053
1,748	Ingredion, Inc. (Food Products)	176,863
360	Inogen, Inc.* (Health Care Equipment & Supplies)	68,245
6,642	Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	343,325
8,492	Installed Building Products, Inc.* (Household Durables)	258,666
1,618	Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	86,676
24,545	Intel Corp. (Semiconductors & Semiconductor Equipment)	1,150,670
3,858	Intercontinental Exchange, Inc. (Capital Markets)	297,220
700	International Business Machines Corp. (IT Services)	80,801
1,348	International Flavors & Fragrances, Inc. (Chemicals)	195,002
949	Intuit, Inc. (Software)	200,239
1,029	Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	536,294
2,518	IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	309,538
2,582	J.B. Hunt Transport Services, Inc. (Road & Rail)	285,595
14,363	Jagged Peak Energy, Inc.* (Oil, Gas & Consumable Fuels)	176,952
16,300	Jefferies Financial Group, Inc. (Diversified Financial Services)	349,961
3,688	John Bean Technologies Corp. (Machinery)	383,441
8,100	Johnson & Johnson (Pharmaceuticals)	1,133,919
15,810	JPMorgan Chase & Co. (Banks)	1,723,606
7,374	Juniper Networks, Inc. (Communications Equipment)	215,837
4,737	Kansas City Southern (Road & Rail)	482,985
1,626	Kellogg Co. (Food Products)	106,470
666	Kimberly-Clark Corp. (Household Products)	69,464

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
29,594	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	$503,690
74,336	KKR & Co, Inc. Class A (Capital Markets)	1,758,046
1,166	KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	106,736
41,275	Knight-Swift Transportation Holdings, Inc. (Road & Rail)	1,320,800
5,100	Kohl’s Corp. (Multiline Retail)	386,223
2,800	Korn/Ferry International (Professional Services)	126,392
277,370	Kosmos Energy Ltd.* (Oil, Gas & Consumable Fuels)	1,800,131
1,338	L3 Technologies, Inc. (Aerospace & Defense)	253,511
5,803	La-Z-Boy, Inc. (Household Durables)	161,323
3,295	Laboratory Corp. of America Holdings* (Health Care Providers & Services)	529,012
1,432	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	202,957
3,964	Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	202,283
2,964	LCI Industries (Auto Components)	205,553
1,910	Lear Corp. (Auto Components)	253,839
5,242	Lennar Corp. Class A (Household Durables)	225,301
4,620	LHC Group, Inc.* (Health Care Providers & Services)	422,407
5,822	LifePoint Health, Inc.* (Health Care Providers & Services)	377,615
8,470	Lincoln National Corp. (Insurance)	509,809
11,522	Lithia Motors, Inc. Class A (Specialty Retail)	1,026,380
4,669	LKQ Corp.* (Distributors)	127,324
1,630	Lockheed Martin Corp. (Aerospace & Defense)	478,975
6,840	Loews Corp. (Insurance)	318,470
400	Lowe’s Cos., Inc. (Specialty Retail)	38,088
2,804	LyondellBasell Industries NV Class A (Chemicals)	250,313
3,531	M&T Bank Corp. (Banks)	584,063
11,150	MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	156,881
4,300	Macquarie Infrastructure Corp. (Transportation Infrastructure)	158,885
10,373	Macy’s, Inc. (Multiline Retail)	355,690
26,892	Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	510,679
10,980	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	773,541
415	Markel Corp.* (Insurance)	453,695
2,771	Marsh & McLennan Cos., Inc. (Insurance)	234,842
10,294	Marvell Technology Group Ltd. (Semiconductors & Semiconductor Equipment)	168,925

Common Stocks – (continued)
United States – (continued)
5,833	Masco Corp. (Building Products)	174,990
17,971	Mastercard, Inc. Class A (IT Services)	3,552,328
26,790	Matador Resources Co.* (Oil, Gas & Consumable Fuels)	772,624
7,359	Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	368,097
2,868	MAXIMUS, Inc. (IT Services)	186,334
898	McCormick & Co., Inc. (Food Products)	129,312
1,202	McDonald’s Corp. (Hotels, Restaurants & Leisure)	212,634
14,292	McKesson Corp. (Health Care Providers & Services)	1,783,070
4,500	MDU Resources Group, Inc. (Multi-Utilities)	112,320
8,069	Medidata Solutions, Inc.* (Health Care Technology)	567,251
2,200	Medpace Holdings, Inc.* (Life Sciences Tools & Services)	114,620
8,467	Merck & Co., Inc. (Pharmaceuticals)	623,256
14,850	Meridian Bancorp, Inc. (Thrifts & Mortgage Finance)	235,224
12,907	MetLife, Inc. (Insurance)	531,639
2,548	Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	1,393,297
37,836	MFA Financial, Inc. (Mortgage Real Estate Investment Trusts (REITs))	262,203
8,372	MGM Resorts International (Hotels, Restaurants & Leisure)	223,365
10,735	Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	404,924
44,108	Microsoft Corp. (Software)	4,711,175
1,221	Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	119,304
3,847	Minerals Technologies, Inc. (Chemicals)	210,623
8,365	Mobile Mini, Inc. (Commercial Services & Supplies)	343,969
1,276	Mohawk Industries, Inc.* (Household Durables)	159,155
400	Molina Healthcare, Inc.* (Health Care Providers & Services)	50,708
2,580	Molson Coors Brewing Co. Class B (Beverages)	165,120
4,590	Mondelez International, Inc. Class A (Food Products)	192,688
4,443	Monster Beverage Corp.* (Beverages)	234,813
6,776	Moody’s Corp. (Capital Markets)	985,772
14,649	Morgan Stanley (Capital Markets)	668,873
4,048	Motorola Solutions, Inc. (Communications Equipment)	496,123
1,755	MSCI, Inc. (Capital Markets)	263,917
2,900	Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	92,394
2,561	Nasdaq, Inc. (Capital Markets)	222,064

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
11,896	National General Holdings Corp. (Insurance)	$331,423
5,444	National Health Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	399,916
55,027	National Oilwell Varco, Inc. (Energy Equipment & Services)	2,024,994
30,442	Navient Corp. (Consumer Finance)	352,518
10,305	Navigant Consulting, Inc. (Professional Services)	222,588
6,352	NCR Corp.* (Technology Hardware, Storage & Peripherals)	170,551
4,167	Nektar Therapeutics* (Pharmaceuticals)	161,180
8,716	Nelnet, Inc. Class A (Consumer Finance)	490,624
8,637	NetApp, Inc. (Technology Hardware, Storage & Peripherals)	677,918
2,960	NETGEAR, Inc.* (Communications Equipment)	164,221
17,328	Newmont Mining Corp. (Metals & Mining)	535,782
7,252	NextEra Energy, Inc. (Electric Utilities)	1,250,970
11,594	NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)	870,014
11,482	NiSource, Inc. (Multi-Utilities)	291,184
4,683	NMI Holdings, Inc.* (Thrifts & Mortgage Finance)	98,999
9,276	Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	230,509
4,125	Norfolk Southern Corp. (Road & Rail)	692,299
10,943	Northern Trust Corp. (Capital Markets)	1,029,408
1,356	Northrop Grumman Corp. (Aerospace & Defense)	355,204
9,309	NorthWestern Corp. (Multi-Utilities)	546,997
6,662	Norwegian Cruise Line Holdings Ltd.* (Hotels, Restaurants & Leisure)	293,594
6,000	NRG Energy, Inc. (Independent Power and Renewable Electricity Producers)	217,140
400	Nu Skin Enterprises, Inc. Class A (Personal Products)	28,088
3,900	Nuance Communications, Inc.* (Software)	67,821
1,895	Nucor Corp. (Metals & Mining)	112,032
1,103	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	232,545
70	NVR, Inc.* (Household Durables)	156,732
10,787	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	723,484
10,400	OneMain Holdings, Inc.* (Consumer Finance)	296,608
69,258	Oracle Corp. (Software)	3,382,561
10,056	Owens-Illinois, Inc.* (Containers & Packaging)	157,578
4,942	Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	439,739
15,405	Pacific Premier Bancorp, Inc.* (Banks)	450,288
1,389	Packaging Corp. of America (Containers & Packaging)	127,524

Common Stocks – (continued)
United States – (continued)
7,426	Parker-Hannifin Corp. (Machinery)	1,126,004
9,067	Patrick Industries, Inc.* (Building Products)	394,505
3,757	Patterson Cos., Inc. (Health Care Providers & Services)	84,833
1,896	Paychex, Inc. (IT Services)	124,169
7,445	Paylocity Holding Corp.* (Software)	489,807
900	PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)	37,665
2,607	Peapack Gladstone Financial Corp. (Banks)	70,363
12,592	Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts (REITs))	424,476
7,569	PepsiCo, Inc. (Beverages)	850,604
20,780	Performance Food Group Co.* (Food & Staples Retailing)	609,270
16,840	Pfizer, Inc. (Pharmaceuticals)	725,130
7,524	PG&E Corp. (Electric Utilities)	352,198
6,300	Philip Morris International, Inc. (Tobacco)	554,841
9,079	Phillips 66 (Oil, Gas & Consumable Fuels)	933,503
3,799	Pinnacle West Capital Corp. (Electric Utilities)	312,468
16,409	PolyOne Corp. (Chemicals)	530,175
2,705	Portland General Electric Co. (Electric Utilities)	121,941
6,433	Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	362,307
615	PPG Industries, Inc. (Chemicals)	64,630
9,639	PPL Corp. (Electric Utilities)	293,026
12,531	PQ Group Holdings, Inc.* (Chemicals)	201,123
13,853	PRA Group, Inc.* (Consumer Finance)	427,227
2,191	Preferred Bank (Banks)	112,639
20,915	Primoris Services Corp. (Construction & Engineering)	442,771
1,312	Principal Financial Group, Inc. (Insurance)	61,756
9,123	ProAssurance Corp. (Insurance)	400,682
11,321	Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	729,865
4,215	Proofpoint, Inc.* (Software)	383,354
1,012	Prudential Financial, Inc. (Insurance)	94,905
8,813	Public Service Enterprise Group, Inc. (Multi-Utilities)	470,879
3,016	PVH Corp. (Textiles, Apparel & Luxury Goods)	364,303
32,604	Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	2,396,720
11,288	QTS Realty Trust, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	432,556
6,100	Quanta Services, Inc.* (Construction & Engineering)	190,320
2,071	Quest Diagnostics, Inc. (Health Care Providers & Services)	194,902
9,601	Qurate Retail, Inc.* (Internet & Direct Marketing Retail)	210,646

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
25,715	Radian Group, Inc. (Thrifts & Mortgage Finance)	$493,471
4,604	Raymond James Financial, Inc. (Capital Markets)	353,081
5,087	Raytheon Co. (Aerospace & Defense)	890,428
4,313	RBC Bearings, Inc.* (Machinery)	636,944
10,676	Realogy Holdings Corp. (Real Estate Management & Development)	203,591
2,499	Realty Income Corp. (Equity Real Estate Investment Trusts (REITs))	150,615
1,106	Red Hat, Inc.* (Software)	189,834
37,246	Regions Financial Corp. (Banks)	632,065
3,575	Republic Services, Inc. (Commercial Services & Supplies)	259,831
683	Resideo Technologies, Inc.* (Building Products)	14,384
3,705	ResMed, Inc. (Health Care Equipment & Supplies)	392,434
471	Rockwell Automation, Inc. (Electrical Equipment)	77,588
1,917	Rockwell Collins, Inc. (Aerospace & Defense)	245,414
3,301	Rogers Corp.* (Electronic Equipment, Instruments & Components)	406,221
8,905	Roper Technologies, Inc. (Industrial Conglomerates)	2,519,224
4,000	Ross Stores, Inc. (Specialty Retail)	396,000
5,101	S&P Global, Inc. (Capital Markets)	930,014
2,507	salesforce.com, Inc.* (Software)	344,061
3,407	Scholastic Corp. (Media)	147,796
6,652	Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	212,332
2,545	Sealed Air Corp. (Containers & Packaging)	82,356
3,894	Sempra Energy (Multi-Utilities)	428,807
1,660	ServiceNow, Inc.* (Software)	300,526
19,973	Silgan Holdings, Inc. (Containers & Packaging)	479,951
6,809	Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	555,138
37,918	Sirius XM Holdings, Inc. (Media)	228,266
8,099	Skechers U.S.A., Inc. Class A* (Textiles, Apparel & Luxury Goods)	231,388
11,935	Skyline Champion Corp. (Household Durables)	284,411
23,712	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	2,057,253
2,025	SL Green Realty Corp. (Equity Real Estate Investment Trusts (REITs))	184,802
65,849	SLM Corp.* (Consumer Finance)	667,709
13,542	Snap-on, Inc. (Machinery)	2,084,655
10,253	Southern Copper Corp. (Metals & Mining)	393,100
2,600	Spectrum Brands Holdings, Inc. (Household Products)	168,870

Common Stocks – (continued)
United States – (continued)
14,100	Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	110,262
5,100	SPX FLOW, Inc.* (Machinery)	174,573
18,965	STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	501,814
1,685	Standard Motor Products, Inc. (Auto Components)	91,175
1,315	Stanley Black & Decker, Inc. (Machinery)	153,224
2,099	Starbucks Corp. (Hotels, Restaurants & Leisure)	122,309
15,248	Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	331,187
31,813	State Street Corp. (Capital Markets)	2,187,144
8,016	Steel Dynamics, Inc. (Metals & Mining)	317,434
8,220	Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	257,039
15,045	Stifel Financial Corp. (Capital Markets)	687,857
3,990	Stryker Corp. (Health Care Equipment & Supplies)	647,258
10,527	Sun Hydraulics Corp. (Machinery)	488,453
26,935	SunCoke Energy, Inc.* (Metals & Mining)	301,672
5,683	SunTrust Banks, Inc. (Banks)	356,097
12,934	Superior Energy Services, Inc.* (Energy Equipment & Services)	101,273
9,336	Sykes Enterprises, Inc.* (IT Services)	286,335
18,578	Syneos Health, Inc.* (Life Sciences Tools & Services)	847,714
3,421	SYNNEX Corp. (Electronic Equipment, Instruments & Components)	265,504
6,586	Synopsys, Inc.* (Software)	589,645
1,344	Sysco Corp. (Food & Staples Retailing)	95,868
5,172	T-Mobile US, Inc.* (Wireless Telecommunication Services)	354,541
1,839	T. Rowe Price Group, Inc. (Capital Markets)	178,365
6,379	Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	269,895
5,159	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	266,566
8,927	Target Corp. (Multiline Retail)	746,565
34,889	Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	1,201,926
6,909	Tetra Tech, Inc. (Commercial Services & Supplies)	456,270
7,414	Texas Capital Bancshares, Inc.* (Banks)	483,615
18,783	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	1,743,626
12,157	Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	735,012
4,631	Textron, Inc. (Aerospace & Defense)	248,361
3,621	The Allstate Corp. (Insurance)	346,602
38,084	The Bank of New York Mellon Corp. (Capital Markets)	1,802,516
930	The Boeing Co. (Aerospace & Defense)	330,020

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
1,806	The Clorox Co. (Household Products)	$268,101
1,655	The Coca-Cola Co. (Beverages)	79,241
1,341	The Cooper Cos., Inc. (Health Care Equipment & Supplies)	346,394
11,476	The Estee Lauder Cos., Inc. Class A (Personal Products)	1,577,261
1,000	The Gap, Inc. (Specialty Retail)	27,300
10,400	The Geo Group, Inc. (Equity Real Estate Investment Trusts (REITs))	229,944
2,156	The Hanover Insurance Group, Inc. (Insurance)	240,135
6,027	The Hartford Financial Services Group, Inc. (Insurance)	273,746
2,688	The Hershey Co. (Food Products)	288,019
17,219	The Home Depot, Inc. (Specialty Retail)	3,028,478
3,679	The Interpublic Group of Cos., Inc. (Media)	85,206
2,245	The J.M. Smucker Co. (Food Products)	243,178
8,370	The Kraft Heinz Co. (Food Products)	460,099
8,271	The Kroger Co. (Food & Staples Retailing)	246,145
2,046	The Macerich Co. (Equity Real Estate Investment Trusts (REITs))	105,615
12,224	The Mosaic Co. (Chemicals)	378,211
2,238	The Navigators Group, Inc. (Insurance)	154,758
4,847	The PNC Financial Services Group, Inc. (Banks)	622,791
8,547	The Procter & Gamble Co. (Household Products)	757,948
3,490	The Progressive Corp. (Insurance)	243,253
6,610	The Sherwin-Williams Co. (Chemicals)	2,600,837
13,110	The Southern Co. (Electric Utilities)	590,343
3,644	The Timken Co. (Machinery)	144,120
5,833	The TJX Cos., Inc. (Specialty Retail)	640,930
1,386	The Travelers Cos., Inc. (Insurance)	173,430
16,658	The Walt Disney Co. (Entertainment)	1,912,838
2,000	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	48,660
7,606	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	1,777,142
4,100	Tiffany & Co. (Specialty Retail)	456,330
5,300	Toll Brothers, Inc. (Household Durables)	178,398
3,069	Torchmark Corp. (Insurance)	259,822
3,911	Total System Services, Inc. (IT Services)	356,488
2,593	Tractor Supply Co. (Specialty Retail)	238,271
8,900	Tribune Media Co. Class A (Media)	338,289
500	TriNet Group, Inc.* (Professional Services)	23,495
8,718	TTEC Holdings, Inc. (IT Services)	217,253
5,154	Tupperware Brands Corp. (Household Durables)	180,905
7,421	Tutor Perini Corp.* (Construction & Engineering)	115,026
9,769	Twenty-First Century Fox, Inc. Class A (Entertainment)	444,685

Common Stocks – (continued)
United States – (continued)
38,112	Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	559,865
12,705	Tyson Foods, Inc. Class A (Food Products)	761,284
4,712	U.S. Bancorp (Banks)	246,296
3,552	UDR, Inc. (Equity Real Estate Investment Trusts (REITs))	139,203
527	Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	144,672
1,857	Union Pacific Corp. (Road & Rail)	271,531
8,725	United Bankshares, Inc. (Banks)	289,408
14,429	United Parcel Service, Inc. Class B (Air Freight & Logistics)	1,537,266
814	United Rentals, Inc.* (Trading Companies & Distributors)	97,737
1,000	United States Steel Corp. (Metals & Mining)	26,530
4,993	United Technologies Corp. (Aerospace & Defense)	620,181
13,729	UnitedHealth Group, Inc. (Health Care Providers & Services)	3,588,074
3,270	Universal Corp. (Tobacco)	221,902
13,217	Universal Forest Products, Inc. (Building Products)	373,645
2,762	Universal Health Services, Inc. Class B (Health Care Providers & Services)	335,749
4,993	Unum Group (Insurance)	181,046
7,499	US Ecology, Inc. (Commercial Services & Supplies)	524,405
8,953	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	815,529
15,939	Valvoline, Inc. (Chemicals)	317,505
1,857	Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	221,670
3,005	Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	174,410
3,797	VeriSign, Inc.* (IT Services)	541,224
3,179	Verisk Analytics, Inc.* (Professional Services)	380,971
18,925	Verizon Communications, Inc. (Diversified Telecommunication Services)	1,080,428
2,852	Versum Materials, Inc. (Semiconductors & Semiconductor Equipment)	90,009
2,160	Vertex Pharmaceuticals, Inc.* (Biotechnology)	366,034
6,422	VF Corp. (Textiles, Apparel & Luxury Goods)	532,255
7,698	Viacom, Inc. Class B (Entertainment)	246,182
16,625	Visa, Inc. Class A (IT Services)	2,291,756
1,144	W.W. Grainger, Inc. (Trading Companies & Distributors)	324,862
9,691	Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	773,051

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
6,739	Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	$282,768
12,460	Walmart, Inc. (Food & Staples Retailing)	1,249,489
8,843	Washington Federal, Inc. (Thrifts & Mortgage Finance)	249,019
3,344	Waste Management, Inc. (Commercial Services & Supplies)	299,188
539	Waters Corp.* (Life Sciences Tools & Services)	102,243
2,095	WD-40 Co. (Household Products)	350,033
9,774	Webster Financial Corp. (Banks)	575,102
9,024	WEC Energy Group, Inc. (Multi-Utilities)	617,242
479	WellCare Health Plans, Inc.* (Health Care Providers & Services)	132,199
18,600	Wells Fargo & Co. (Banks)	990,078
3,124	Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	206,403
9,995	WESCO International, Inc.* (Trading Companies & Distributors)	501,549
10,746	WestRock Co. (Containers & Packaging)	461,756
3,500	Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs))	93,205
1,007	Whirlpool Corp. (Household Durables)	110,528
219	White Mountains Insurance Group Ltd. (Insurance)	194,181
10,216	WildHorse Resource Development Corp.* (Oil, Gas & Consumable Fuels)	216,681
12,204	Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	429,215
17,267	World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	552,544
6,574	Worldpay, Inc. Class A* (IT Services)	603,756
400	WP Carey, Inc. (Equity Real Estate Investment Trusts (REITs))	26,404
3,011	Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)	108,035
2,021	Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	203,313
8,368	Xcel Energy, Inc. (Electric Utilities)	410,116
15,100	Xenia Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	310,305
1,903	Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	162,459
3,503	XPO Logistics, Inc.* (Air Freight & Logistics)	313,098
3,761	Xylem, Inc. (Machinery)	246,646
2,839	Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	256,674
1,485	Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	168,681
6,716	Zions Bancorp NA (Banks)	315,988
2,583	Zoetis, Inc. (Pharmaceuticals)	232,857

		290,101,783

TOTAL COMMON STOCKS
(Cost $601,396,103)		$599,626,818

Shares	Dividend rate	Value
Preferred Stocks – 0.8%
Brazil – 0.3%
Banco Bradesco SA (Banks)
4,726	3.100%	$43,558
Banco do Estado do Rio Grande do Sul SA (Banks)
22,900	9.380	122,207
Bradespar SA (Metals & Mining)
7,500	7.080	69,649
Braskem SA Class A (Chemicals)
4,200	3.700	58,855
Cia Brasileira de Distribuicao (Food & Staples Retailing)
1,200	2.020	25,222
Cia Energetica de Minas Gerais (Electric Utilities)
8,366	4.030	24,796
Gerdau SA (Metals & Mining)
9,200	2.370	40,197
Itau Unibanco Holding SA (Banks)
2,700	6.210	35,732
Itausa – Investimentos Itau SA (Banks)
178,400	4.710	538,819
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)
91,400	0.780	678,347
Telefonica Brasil SA (Diversified Telecommunication Services)
4,470	9.010	51,913

		1,689,295

Chile – 0.0%
Embotelladora Andina SA (Beverages)
14,895	3.750	51,488
Sociedad Quimica y Minera de Chile SA (Chemicals)
539	5.230	23,258

		74,746

Colombia – 0.0%
Bancolombia SA (Banks)
2,018	2.970	18,867
Grupo Aval Acciones y Valores SA (Banks)
11,947	4.810	4,193

		23,060

Germany – 0.5%
FUCHS PETROLUB SE (Chemicals)
1,240	2.560	57,399
Henkel AG & Co. KGaA (Household Products)
236	1.780	25,784
Porsche Automobil Holding SE (Automobiles)
779	3.170	49,541
Volkswagen AG (Automobiles)
16,698	2.670	2,805,313

		2,938,037

Russia – 0.0%
Transneft PJSC (Oil, Gas & Consumable Fuels)
13	0.000	33,746

United Kingdom – 0.0%
Rolls-Royce Holdings PLC ADR (Aerospace & Defense)
4,760,218	0.000	6,084

TOTAL PREFERRED STOCKS – 0.8%
(Cost $3,872,270)		$4,764,968

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Expiration Date	Value
Right* – 0.0%
Chile – 0.0%
SACI Falabella (Multiline Retail)
20		11/18/13	$2
(Cost $—)

Shares	Description	Value
Exchange Traded Fund – 0.0%
4,802	iShares MSCI Emerging Markets ETF (Cost $214,332)	$188,046

Shares	Dividend Rate	Value
Investment Company(c) – 3.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
23,766,349	2.102%	$23,766,349
(Cost $23,766,349)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(d) – 0.1%
Repurchase Agreements – 0.1%
Joint Repurchase Agreement Account II
$700,000	2.220%	11/01/18	$700,000
(Cost $700,000)

TOTAL INVESTMENTS – 99.3%
(Cost $629,949,054)			$629,046,183

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			4,530,573

NET ASSETS – 100.0%			$633,576,756

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,273,296, which represents approximately 0.7% of the Fund’s net assets as of October 31, 2018. The liquidity determination is unaudited.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Represents an affiliated issuer.
(d)	Joint repurchase agreement was entered into on October 31, 2018. Additional information appears on page 82.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Bank of America Securities LLC	EUR	3,745,450	USD	4,259,532	12/19/18	$2,120
	GBP	1,528,850	USD	1,957,598	12/19/18	1,674
	USD	4,075,951	AUD	5,729,905	12/19/18	16,093
	USD	4,329,974	CHF	4,186,050	12/19/18	152,071
	USD	1,096,691	DKK	6,998,485	12/19/18	29,044
	USD	18,659,573	EUR	15,972,790	12/19/18	485,398
	USD	9,487,625	GBP	7,251,690	12/19/18	194,345
	USD	273,040	ILS	971,410	12/19/18	10,871
	USD	15,916,330	JPY	1,757,433,420	12/19/18	272,300
	USD	608,952	NOK	5,089,460	12/19/18	3,777
	USD	2,079,026	SEK	18,686,465	12/19/18	27,013
	USD	767,291	SGD	1,056,320	12/19/18	3,894
Commonwealth Bank of Australia	DKK	1,407,400	USD	214,598	12/19/18	107
	ILS	216,660	USD	58,431	12/19/18	42
	JPY	402,892,500	USD	3,582,053	12/19/18	4,349
	USD	3,956,583	AUD	5,562,115	12/19/18	15,611
	USD	4,853,790	CHF	4,692,470	12/19/18	170,453
	USD	1,010,717	DKK	6,448,475	12/19/18	26,977
	USD	18,501,981	EUR	15,834,840	12/19/18	484,769
	USD	11,474,321	GBP	8,768,840	12/19/18	236,763
	USD	265,440	ILS	944,810	12/19/18	10,450
	USD	13,718,921	JPY	1,515,069,590	12/19/18	232,325
	USD	507,562	NOK	4,234,210	12/19/18	4,082
	USD	1,606,585	SEK	14,442,555	12/19/18	20,607
	USD	754,690	SGD	1,038,900	12/19/18	3,883
State Street Bank and Trust	EUR	1,748	USD	1,977	11/05/18	3
	JPY	22,916,557	USD	202,715	11/05/18	456
	USD	28,059	JPY	3,154,963	11/01/18	92
	ZAR	463,001	USD	31,205	11/05/18	160
TOTAL						$2,409,729

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Bank of America Securities LLC	USD	5,621,750	HKD	44,052,315	12/19/18	$(3,738)
	USD	198,037	NZD	303,520	12/19/18	(133)
Commonwealth Bank of Australia	AUD	1,108,090	USD	789,563	12/19/18	(4,439)
	CHF	476,680	USD	475,887	12/19/18	(134)
	DKK	585,750	USD	91,884	12/19/18	(2,526)
	EUR	130,830	USD	152,899	12/19/18	(4,037)
	HKD	15,813,830	USD	2,020,568	12/19/18	(1,139)
	NOK	897,300	USD	106,972	12/19/18	(276)
	NZD	60,620	USD	39,720	12/19/18	(140)
	SEK	3,809,460	USD	418,485	12/19/18	(157)
	SGD	203,680	USD	147,243	12/19/18	(44)
	USD	6,976,543	HKD	54,675,165	12/19/18	(5,485)
	USD	1,075,608	JPY	121,495,150	12/19/18	(5,898)

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Commonwealth Bank of Australia (continued)	USD	174,715	NZD	267,840	12/19/18	$(159)
State Street Bank and Trust	SGD	27,330	USD	19,745	11/05/18	(12)
	USD	51,023	JPY	5,763,549	11/02/18	(63)
	USD	127,331	JPY	14,388,744	11/05/18	(233)
TOTAL						$(28,613)

FUTURES CONTRACTS — At October 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Mini MSCI EAFE Index	6	12/21/18	$543,750	$(37,972)
MSCI Emerging Markets Index	4	12/21/18	191,340	(11,489)
S&P 500 E-Mini Index	6	12/21/18	813,330	(51,988)
TOTAL FUTURES CONTRACTS				$(101,449)

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments

October 31, 2018

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – 36.8%
Sovereign – 36.8%
	Argentina Treasury Bill(a)
ARS	21,300,000	0.000%		02/28/19	$626,244
	Banque Centrale de Tunisie International Bond
	$170,000	5.750		01/30/25	143,650
	Bonos De La Nacion Argentina En Moneda Dua
	1,330,000	4.500		06/21/19	1,322,020
	Bonos de la Tesoreria de la Republica
CLP	3,058,679,150	2.000		03/01/35	4,381,771
	Brazil Notas do Tesouro Nacional
BRL	112	6.000		05/15/23	32
	5,137,000	10.000		01/01/21	1,428,262
	48,327,000	10.000		01/01/23	13,329,049
	18,690,000	10.000		01/01/25	5,103,535
	7,350,000	10.000		01/01/27	1,977,242
	Corp. Financiera de Desarrollo SA
	$290,000	4.750		07/15/25	288,767
	Dominican Republic
	640,000	5.950		01/25/27	636,000
	390,000	6.000	(b)	07/19/28	385,612
	540,000	6.500	(b)	02/15/48	507,600
	980,000	6.850		01/27/45	957,950
	2,755,000	6.875		01/29/26	2,892,750
	Ecuador Government International Bond
	860,000	10.750		03/28/22	887,950
	Ecuador Government International Bond
	1,720,000	7.950		06/20/24	1,548,000
	750,000	7.950		06/20/24	675,000
	600,000	9.625		06/02/27	555,000
	200,000	10.500		03/24/20	204,500
	255,000	10.750		03/28/22	263,288
	Egypt Treasury Bills(a)
EGP	17,025,000	0.000		12/04/18	935,387
	8,000,000	0.000		12/11/18	438,009
	42,000,000	0.000		12/25/18	2,282,578
	12,500,000	0.000		01/01/19	676,681
	45,000,000	0.000		01/22/19	2,406,018
	El Salvador Government International Bond
	$614,000	5.875		01/30/25	548,762
	205,000	6.375		01/18/27	183,219
	250,000	7.625		02/01/41	226,875
	470,000	8.625		02/28/29	477,428
	Export Credit Bank of Turkey
	210,000	5.375		02/08/21	199,290
	135,000	5.375		02/08/21	128,115
	Federal Republic of Brazil
	2,426,000	4.625	(c)	01/13/28	2,280,440
	565,000	5.000		01/27/45	471,069
	685,000	5.625		02/21/47	619,069
	250,000	6.000		04/07/26	261,875
	95,000	8.250		01/20/34	113,288
	Government of Jamaica
	800,000	6.750		04/28/28	865,000
	120,000	7.875		07/28/45	139,050
	310,000	8.000		03/15/39	359,600

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Hungary Government Bond
HUF	2,199,180,000	3.000%		10/27/27	$7,279,269
	399,470,000	5.500		06/24/25	1,586,535
	$410,000	7.625		03/29/41	555,558
	Indonesia Treasury Bond
IDR	28,500,000,000	6.625		05/15/33	1,541,934
	30,827,000,000	7.500		08/15/32	1,807,747
	40,984,000,000	8.250		05/15/29	2,640,216
	Islamic Republic of Pakistan
	$1,225,000	8.250		04/15/24	1,249,500
	Kingdom of Jordan
	315,000	5.750		01/31/27	289,406
	460,000	5.750		01/31/27	422,625
	Malaysia Government Bond
MYR	9,500,000	3.480		03/15/23	2,234,914
	6,915,000	3.800		08/17/23	1,643,779
	3,400,000	3.899		11/16/27	793,677
	3,570,000	4.048		09/30/21	861,698
	3,220,000	4.181		07/15/24	775,720
	2,200,000	4.893		06/08/38	529,803
	1,700,000	4.921		07/06/48	404,596
	Nigeria T – Bill(a)
NGN	591,000,000	0.000		01/31/19	1,572,937
	Oman Government International Bond
	$915,000	3.625		06/15/21	892,125
	705,000	4.750		06/15/26	648,600
	385,000	6.500		03/08/47	343,612
	885,000	6.500		03/08/47	789,862
	Perusahaan Penerbit SBSN
	480,000	4.150		03/29/27	449,400
	Poland Government Bond
PLN	11,746,000	2.500		07/25/27	2,914,529
	Qatar Government International Bond(b)
	$500,000	5.103		04/23/48	507,500
	Republic of Angola
	3,480,000	9.500		11/12/25	3,832,350
	Republic of Argentina
	390,000	4.625		01/11/23	328,965
	1,265,000	5.625		01/26/22	1,138,500
	915,000	5.875		01/11/28	710,497
	240,000	6.875		04/22/21	229,800
	2,195,000	6.875		01/26/27	1,832,825
	975,000	7.125		07/06/36	748,312
	615,000	7.125	(d)	06/28/17	458,175
	697,000	7.625		04/22/46	548,887
	Republic of Azerbaijan
	1,285,000	4.750		03/18/24	1,264,119
	Republic of Belarus
	220,000	6.200	(b)	02/28/30	208,450
	205,000	6.875		02/28/23	211,150
	Republic of Belize(e)
	73,000	4.938		02/20/34	41,336
	Republic of Colombia
	2,175,000	4.500	(c)	01/28/26	2,174,456
	1,770,000	5.000	(c)	06/15/45	1,678,845

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Colombia – (continued)
COP	10,005,500,000	7.000%		05/04/22	$3,208,748
	13,868,800,000	7.500		08/26/26	4,435,080
	10,183,000,000	10.000		07/24/24	3,675,078
	Republic of Costa Rica
	$940,000	4.250		01/26/23	818,975
	415,000	7.158		03/12/45	346,006
	Republic of Croatia
	940,000	6.000		01/26/24	1,010,500
	Republic of Egypt
	170,000	5.577	(b)	02/21/23	162,988
	440,000	5.875		06/11/25	411,400
	2,075,000	5.875		06/11/25	1,940,125
	300,000	6.125		01/31/22	296,250
	140,000	6.588	(b)	02/21/28	128,450
	475,000	6.588		02/21/28	435,812
	655,000	7.500		01/31/27	640,262
	180,000	7.903	(b)	02/21/48	161,325
	2,805,000	8.500		01/31/47	2,647,219
	Republic of Gabon
	400,000	6.375		12/12/24	364,000
	Republic of Ghana
	240,000	7.625	(b)	05/16/29	228,600
	360,000	8.125		01/18/26	361,350
	1,760,000	8.125		01/18/26	1,766,600
	240,000	8.627	(b)	06/16/49	225,000
	Republic of Honduras
	570,000	6.250		01/19/27	560,025
	Republic of Indonesia
	1,875,000	4.100		04/24/28	1,760,156
	910,000	4.750		01/08/26	897,487
	540,000	5.125		01/15/45	506,925
	265,000	5.250		01/17/42	254,069
IDR	14,729,000,000	6.125		05/15/28	816,744
	$710,000	6.750		01/15/44	815,612
IDR	12,900,000,000	7.000		05/15/22	817,573
	1,900,000,000	7.000		05/15/27	112,277
	27,551,000,000	8.375		03/15/24	1,796,863
	61,932,000,000	8.375		09/15/26	4,022,087
	Republic of Iraq
	$380,000	5.800	(c)	01/15/28	348,650
	535,000	5.800	(c)	01/15/28	490,862
	200,000	6.752	(b)	03/09/23	194,750
	Republic of Ivory Coast(c)(e)
	1,521,625	5.750		12/31/32	1,375,169
	626,225	5.750		12/31/32	565,951
	Republic of Kazakhstan
	625,000	4.875		10/14/44	612,500
	225,000	5.125		07/21/25	236,813
	150,000	5.125		07/21/25	157,875
	600,000	6.500		07/21/45	714,000
	Republic of Kenya
	280,000	6.875		06/24/24	272,650
	465,000	6.875		06/24/24	452,794
	1,750,000	8.250		02/28/48	1,596,875

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Lebanon
	760,000	6.000		01/27/23	651,700
	117,000	6.250		11/04/24	96,379
	375,000	6.250		11/04/24	308,906
	340,000	6.375		03/09/20	325,975
	642,000	6.600		11/27/26	516,810
	1,079,000	6.650		11/03/28	851,061
	400,000	6.850		03/23/27	322,500
	Republic of Mongolia
	205,000	5.125		12/05/22	193,725
	110,000	5.625	(b)	05/01/23	104,225
	305,000	8.750		03/09/24	326,731
	70,000	10.875		04/06/21	77,613
	Republic of Morocco
	550,000	4.250		12/11/22	545,875
	275,000	5.500		12/11/42	278,438
	Republic of Namibia
	255,000	5.250		10/29/25	229,181
	Republic of Nigeria
	210,000	6.500	(b)	11/28/27	192,675
	625,000	6.500		11/28/27	573,437
	390,000	7.625	(b)	11/28/47	344,175
	240,000	7.875		02/16/32	231,000
	1,205,000	7.875		02/16/32	1,159,812
	Republic of Panama
	395,000	3.875	(c)	03/17/28	378,410
	505,000	6.700		01/26/36	606,757
	Republic of Paraguay
	1,600,000	5.600		03/13/48	1,523,200
	Republic of Peru
	700,000	4.125		08/25/27	704,375
	355,000	5.625		11/18/50	397,511
PEN	2,860,000	6.150	(b)	08/12/32	837,673
	6,790,000	6.350		08/12/28	2,073,344
	5,028,000	6.950		08/12/31	1,587,233
	Republic of Philippines
	$475,000	3.700		03/01/41	422,750
	Republic of Romania
RON	1,155,000	3.250		04/29/24	260,156
	6,685,000	4.250		06/28/23	1,595,237
	7,150,000	4.750		02/24/25	1,732,333
	15,030,000	5.850		04/26/23	3,829,956
	Republic of Senegal
	$400,000	6.250		07/30/24	389,500
	Republic of South Africa
	1,090,000	5.375		07/24/44	904,700
	1,880,000	5.875		09/16/25	1,854,150
ZAR	40,750,000	8.000		01/31/30	2,422,996
	62,242,000	8.750		01/31/44	3,637,886
	71,854,467	8.750		02/28/48	4,189,810
	11,700,000	8.875		02/28/35	714,675
	30,012,042	10.500		12/21/26	2,162,095
	Republic of Sri Lanka
	$100,000	5.750	(b)	01/18/22	92,807
	215,000	6.200		05/11/27	184,094
	390,000	6.750	(b)	04/18/28	341,209
	3,820,000	6.850		11/03/25	3,452,325

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2018

Principal Amount		Interest Rate	Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Suriname
	$65,000	9.250%	10/26/26	$63,700
	Republic of Tajikistan(b)
	90,000	7.125	09/14/27	79,875
	Republic of Turkey
	285,000	4.875	10/09/26	241,894
	200,000	4.875	04/16/43	142,500
	450,000	5.125	03/25/22	424,125
	1,655,000	5.125	02/17/28	1,396,406
	590,000	5.625	03/30/21	575,250
	730,000	5.750	05/11/47	556,625
	1,140,000	6.000	03/25/27	1,031,700
	160,000	6.125	10/24/28	143,400
	430,000	6.250	09/26/22	417,100
	709,000	6.625	02/17/45	600,877
TRY	3,090,000	8.500	07/10/19	501,954
	7,200,000	9.200	09/22/21	968,656
	9,272,678	10.600	02/11/26	1,154,606
	15,300,000	10.700	02/17/21	2,159,672
	4,563,100	11.000	03/02/22	628,594
	1,756,103	11.000	02/24/27	215,837
	Republic of Uruguay
	$2,220,000	4.375	10/27/27	2,192,250
	566,000	5.100	06/18/50	534,870
UYU	9,718,000	9.875	06/20/22	291,115
	Republic of Venezuela(f)
	$85,000	6.000	12/09/20	20,613
	190,000	7.000	03/31/38	45,600
	199,000	7.650	04/21/25	48,755
	110,000	7.750	10/13/19	26,950
	175,000	8.250	10/13/24	44,188
	203,000	9.000	05/07/23	50,750
	165,000	9.250	09/15/27	41,250
	145,000	9.250	05/07/28	36,250
	152,000	9.375	01/13/34	43,320
	205,000	11.750	10/21/26	52,531
	205,000	11.950	08/05/31	52,275
	140,000	12.750	08/23/22	35,805
	Republic of Zambia
	410,000	8.500	04/14/24	279,313
	465,000	8.500	04/14/24	316,781
	Russian Federation Bond
	2,800,000	4.750	05/27/26	2,758,000
	600,000	4.750	05/27/26	591,000
	400,000	5.875	09/16/43	419,500
RUB	164,000,000	7.000	08/16/23	2,374,964
	206,660,000	7.100	10/16/24	2,955,129
	98,700,000	7.400	12/07/22	1,460,638
	156,000,000	7.600	07/20/22	2,332,407
	180,876,000	7.750	09/16/26	2,641,101
	88,450,000	8.150	02/03/27	1,319,746
	Thailand Government Bond
THB	185,000,000	3.400	06/17/36	5,676,902
	U.S. Treasury Note
	$7,000,000	1.750	11/30/19	6,926,172

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Ukraine Government Bond
	640,000	7.375	09/25/32	533,120
	775,000	7.750	09/01/21	762,600
	960,000	7.750	09/01/23	915,360
	440,000	7.750	09/01/27	393,360
	705,000	7.750	09/01/27	630,270
	United Mexican States
	435,000	4.125	01/21/26	418,905
	900,000	4.150	03/28/27	857,700
	330,000	4.350	01/15/47	276,375
MXN	51,010,000	5.750	03/05/26	2,114,745
	$270,000	5.750 (g)	10/12/10	250,088
MXN	40,210,000	6.500	06/10/21	1,884,401
	81,400,000	6.500	06/09/22	3,750,373
	81,100,000	8.000	12/07/23	3,892,656
	76,050,000	10.000	12/05/24	3,983,918

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $265,578,733)			$251,670,876

Corporate Obligations – 39.3%
Aerospace & Defense(c) – 0.0%
	TransDigm, Inc.
	$194,000	6.000%	07/15/22	$194,970

Agriculture – 0.2%
	JBS Investments II GmbH(b)(c)
	580,000	7.000	01/15/26	572,750
	Vector Group Ltd.
	725,000	10.500	11/01/26	724,094

				1,296,844

Automotive – 0.4%
	BCD Acquisition, Inc.(b)(c)
	625,000	9.625	09/15/23	659,375
	Delphi Technologies PLC(b)
	1,055,000	5.000	10/01/25	949,983
	Tenneco, Inc.(c)
EUR	650,000	5.000	07/15/24	774,175
	Titan International, Inc.(c)
	$700,000	6.500	11/30/23	658,000

				3,041,533

Banks – 1.6%
	ABN AMRO Bank NV(c)(h)(5 year EUR Swap + 3.898%)
EUR	700,000	4.750	12/31/99	748,725
	Banca Monte dei Paschi di Siena SpA(c)(h)(5 year EUR Swap + 5.005%)
	750,000	5.375	01/18/28	558,258
	Banco de Sabadell SA(c)(h)(5 year EUR Swap + 6.051%)
	600,000	6.125	12/31/99	647,310
	Banco Santander SA(c)(h)(5 year EUR Swap + 4.097%)
EUR	400,000	4.750	12/31/99	395,997
	Caixa Economica Federal
	$315,000	3.500	11/07/22	300,825

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
	CaixaBank SA(c)(h)(5 year EUR Swap + 4.504%)
EUR	1,400,000	5.250%		12/31/99	$1,442,299
	Freedom Mortgage Corp.(b)(c)
	$2,750,000	8.250		04/15/25	2,533,437
	IKB Deutsche Industriebank AG(c)(h)(5 year EUR Swap + 3.617%)
EUR	700,000	4.000		01/31/28	781,811
	Intesa Sanpaolo SpA(c)(h)
	(5 year EUR Swap + 7.192%)
	900,000	7.750		12/29/49	1,043,392
	(5 year USD Swap + 5.461%)
	$500,000	7.700	(b)	12/29/49	452,211
	Turkiye Is Bankasi AS
	200,000	5.000		04/30/20	189,250
	UniCredit SpA(c)(h)
	(5 year EUR Swap + 6.387%)
EUR	650,000	6.625		12/31/99	688,965
	(5 year USD ICE Swap + 3.703%)
	$900,000	5.861	(b)	06/19/32	772,142
	(5 year USD Swap + 5.180%)
	400,000	8.000		04/03/49	359,000

					10,913,622

Building Materials – 0.5%
	Builders FirstSource, Inc.(b)(c)
	819,000	5.625		09/01/24	761,670
	James Hardie International Finance Ltd.
EUR	1,220,000	3.625		10/01/26	1,375,380
	Jeld-Wen, Inc.(b)(c)
	$530,000	4.625		12/15/25	475,013
	Standard Industries, Inc.(b)(c)
	85,000	6.000		10/15/25	83,619
	500,000	4.750		01/15/28	446,875

					3,142,557

Chemicals(c) – 1.4%
	Alpha 3 BV/Alpha US Bidco, Inc.(b)
	415,000	6.250		02/01/25	396,844
	Cornerstone Chemical Co.(b)
	1,310,000	6.750		08/15/24	1,260,875
	Hexion, Inc.
	1,560,000	6.625		04/15/20	1,380,600
	Momentive Performance Materials, Inc.
	2,950,000	3.880		10/24/21	3,163,875
	600,000	4.690		04/24/22	658,500
	Rain CII Carbon LLC/CII Carbon Corp.(b)
	1,340,000	7.250		04/01/25	1,343,350
	Starfruit Finco B.V./Starfruit US Holdco LLC(b)
	275,000	8.000		10/01/26	266,750
	TPC Group, Inc.(b)
	960,000	8.750		12/15/20	940,800

					9,411,594

Coal(b)(c) – 0.3%
	Murray Energy Corp.
	381,000	11.250		04/15/21	246,698

Corporate Obligations – (continued)
Coal(b)(c) – (continued)
	(PIK 3.000%, Cash 9.000%)
	1,018,921	12.000	%(i)	04/15/24	647,015
	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
	946,000	7.500		06/15/25	959,007

					1,852,720

Commercial Services – 1.3%
	AA Bond Co, Ltd.(c)
GBP	600,000	4.875		07/31/24	765,586
	Global A&T Electronics Ltd.(c)
	$1,929,000	8.500		01/12/23	1,828,000
	Laureate Education, Inc.(b)(c)
	700,000	8.250		05/01/25	749,000
	Monitronics International, Inc.(c)
	1,525,000	9.125		04/01/20	1,136,125
	Prime Security Services Borrower LLC/Prime Finance, Inc.(b)(c)
	531,000	9.250		05/15/23	560,869
	Refinitiv US Holdings, Inc.(b)(c)
	305,000	6.250		05/15/26	302,713
	RR Donnelley & Sons Co.
	525,000	6.000		04/01/24	504,000
	United Rentals North America, Inc.(c)
	570,000	6.500		12/15/26	577,125
	Verisure Midholding AB(c)
EUR	1,400,000	5.750		12/01/23	1,598,586
	Verscend Escrow Corp.(b)(c)
	$600,000	9.750		08/15/26	601,500

					8,623,504

Computers(b)(c) – 0.7%
	Banff Merger Sub, Inc.
EUR	700,000	8.375		09/01/26	784,689
	$1,000,000	9.750		09/01/26	968,750
	Dell International LLC/EMC Corp.
	1,500,000	5.875		06/15/21	1,522,500
	440,000	7.125		06/15/24	465,300
	180,000	8.100		07/15/36	203,423
	Unisys Corp.
	600,000	10.750		04/15/22	672,000

					4,616,662

Distribution & Wholesale(b)(c)(f) – 0.0%
	American Tire Distributors, Inc.
	60,000	10.250		03/01/22	10,350

Diversified Financial Services – 2.2%
	Ally Financial, Inc.
	340,000	5.125		09/30/24	345,525
	Amigo Luxembourg SA(c)
GBP	550,000	7.625		01/15/24	709,126
	Avation Capital SA(b)(c)
	$1,500,000	6.500		05/15/21	1,500,000
	BOC Aviation, Ltd.(c)
	900,000	3.500		09/18/27	817,290
	Credit Acceptance Corp.(c)
	420,000	7.375		03/15/23	432,600

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2018

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Diversified Financial Services – (continued)
	Intrepid Aviation Group Holdings LLC/Intrepid Finance Co.(b)(c)
	$1,500,000	8.500%		08/15/21	$1,503,750
	Jerrold Finco PLC(c)
GBP	850,000	6.125		01/15/24	1,086,894
	Mulhacen Pte Ltd.(c)(i)(PIK 7.250%, Cash 6.500%)
EUR	1,350,000	6.500		08/01/23	1,523,696
	Nationstar Mortgage Holdings, Inc.(b)(c)
	$550,000	8.125		07/15/23	558,250
	800,000	9.125		07/15/26	815,000
	Nationstar Mortgage LLC/Nationstar Capital Corp.(c)
	1,110,000	6.500		07/01/21	1,105,837
	Springleaf Finance Corp.
	2,850,000	6.875		03/15/25	2,721,750
	920,000	7.125		03/15/26	869,400
	Vantiv LLC/Vantiv Issuer Corp.(c)
GBP	850,000	3.875		11/15/25	1,060,547

					15,049,665

Electrical – 1.3%
	Cemig Geracao e Transmissao SA(b)(c)
	$525,000	9.250		12/05/24	558,889
	Centrais Eletricas Brasileiras SA
	200,000	5.750		10/27/21	200,800
	Comision Federal de Electricidad
	145,000	4.750		02/23/27	137,025
	Consorcio Transmantaro SA
	200,000	4.375		05/07/23	197,500
	Drax Finco PLC(b)(c)
	750,000	6.625		11/01/25	751,875
	Empresa Distribuidora Y Comercializadora Norte(c)
	125,000	9.750		10/25/22	121,250
	Empresa Electrica Angamos SA
	813,025	4.875		05/25/29	791,277
	Enel Chile SA
	200,000	4.875		06/12/28	196,500
	Eskom Holdings SOC Ltd.
	860,000	5.750		01/26/21	824,740
	390,000	6.750		08/06/23	365,157
	Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA(b)(c)
	300,000	9.625		07/27/23	255,030
	Kallpa Generacion SA(c)
	1,125,000	4.125		08/16/27	1,026,563
	NRG Energy, Inc.(c)
	820,000	6.250		05/01/24	840,500
	810,000	7.250		05/15/26	862,650
	Perusahaan Listrik Negara PT
	1,450,000	4.125		05/15/27	1,310,437
	130,000	5.250	(b)	05/15/47	113,699
	Viridian Group FinanceCo PLC/Viridian Power & Energy(c)
EUR	600,000	4.000		09/15/25	658,237

					9,212,129

Electrical Components & Equipment(c) – 0.2%
	Energizer Gamma Acquisition BV
EUR	1,100,000	4.625		07/15/26	1,275,344

Corporate Obligations – (continued)
Energy – Exploration & Production(f)(j) – 0.0%
	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC
	$700,000	10.000		06/01/20	—
	72,000	10.750		10/01/20	—
	300,000	9.250		06/01/21	—

					—

Engineering & Construction(c) – 0.8%
	Aeropuerto Internacional de Tocumen SA
	990,000	5.625		05/18/36	1,014,750
	frontdoor, Inc.(b)
	400,000	6.750		08/15/26	408,000
	New Enterprise Stone & Lime Co., Inc.(b)
	565,000	6.250		03/15/26	553,700
	Promontoria Holding 264 BV
EUR	600,000	6.750		08/15/23	687,976
	Tutor Perini Corp.(b)
	$1,600,000	6.875		05/01/25	1,600,000
	Weekley Homes LLC/Weekley Finance Corp.
	1,005,000	6.625		08/15/25	949,725

					5,214,151

Entertainment(c) – 1.4%
	AMC Entertainment Holdings, Inc.
GBP	600,000	6.375		11/15/24	767,074
	Caesars Resort Collection LLC/CRC Finco, Inc.(b)
	$1,000,000	5.250		10/15/25	930,000
	Eldorado Resorts, Inc.
	850,000	6.000		04/01/25	839,375
	335,000	6.000	(b)	09/15/26	328,300
	International Game Technology PLC
EUR	660,000	3.500		07/15/24	747,190
	$600,000	6.250	(b)	01/15/27	588,000
	LHMC Finco Sarl
EUR	650,000	6.250		12/20/23	760,496
	$595,000	7.875	(b)	12/20/23	598,719
	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.(b)
	845,000	6.125		08/15/21	839,719
	Scientific Games International, Inc.
	1,450,000	10.000		12/01/22	1,515,250
EUR	1,083,000	5.500		02/15/26	1,061,270
	Stars Group Holdings BV/Stars Group US Co-Borrower LLC(b)
	$595,000	7.000		07/15/26	602,437

					9,577,830

Environmental(b)(c) – 0.1%
	GFL Environmental, Inc.
	695,000	5.375		03/01/23	634,187

Finance(c) – 0.1%
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.
	500,000	5.875		02/01/22	499,375
	250,000	6.250		02/01/22	251,875
	200,000	6.750		02/01/24	200,750

					952,000

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Food & Drug Retailing – 0.9%
	Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson's LLC(c)
	$900,000	5.750%		03/15/25	$794,250
	New Albertsons LP
	1,870,000	7.450		08/01/29	1,561,450
	725,000	8.700		05/01/30	651,594
	1,085,000	8.000		05/01/31	927,675
	Pilgrim's Pride Corp.(b)(c)
	380,000	5.750		03/15/25	354,350
	1,490,000	5.875		09/30/27	1,355,900
	Post Holdings, Inc.(b)(c)
	590,000	5.000		08/15/26	542,800
	Simmons Foods, Inc.(b)(c)
	290,000	5.750		11/01/24	210,612

					6,398,631

Forest Products & Paper(c) – 0.5%
	Eldorado Intl. Finance GmbH
	2,100,000	8.625		06/16/21	2,173,500
	Schweitzer-Mauduit International, Inc.(b)
	1,050,000	6.875		10/01/26	1,063,125

					3,236,625

Gas(b)(c) – 0.1%
	LBC Tank Terminals Holding Netherlands BV
	750,000	6.875		05/15/23	738,750

Healthcare Providers & Services – 1.6%
	Centene Corp.(b)(c)
	1,585,000	5.375		06/01/26	1,608,775
	Charles River Laboratories International, Inc.(b)(c)
	395,000	5.500		04/01/26	396,975
	CHS/Community Health Systems, Inc.(b)(c)
	535,000	8.625		01/15/24	540,350
	HCA, Inc.
	850,000	5.875		05/01/23	879,750
	900,000	5.250		04/15/25	919,125
	133,000	7.690		06/15/25	146,300
	RegionalCare Hospital Partners Holdings, Inc.(b)(c)
	220,000	8.250		05/01/23	232,925
	Synlab Bondco PLC(c)
EUR	650,000	6.250		07/01/22	759,156
	Tenet Healthcare Corp.
	$1,400,000	6.000		10/01/20	1,431,500
	485,000	8.125		04/01/22	504,400
	250,000	6.750		06/15/23	248,125
	700,000	4.625	(c)	07/15/24	672,875
	250,000	5.125	(c)	05/01/25	240,000
	655,000	7.000	(c)	08/01/25	641,900
	WellCare Health Plans, Inc.(c)
	1,725,000	5.250		04/01/25	1,720,688

					10,942,844

Home Builders(c) – 0.3%
	Century Communities, Inc.
	710,000	6.875		05/15/22	706,450
	M/I Homes, Inc.
	730,000	5.625		08/01/25	669,775

Corporate Obligations – (continued)
Home Builders(c) – (continued)
	Mattamy Group Corp.(b)
	450,000	6.500		10/01/25	423,000
	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.(b)
	375,000	5.625		03/01/24	363,750

					2,162,975

Insurance – 0.4%
	Fidelity & Guaranty Life Holdings, Inc.(b)(c)
	2,090,000	5.500		05/01/25	2,061,262
	MGIC Investment Corp.
	500,000	5.750		08/15/23	513,750
	350,000	9.000	(b)	04/01/63	467,749

					3,042,761

Internet(b)(c) – 0.1%
	Symantec Corp.
	575,000	5.000		04/15/25	546,087

Iron/Steel(c) – 0.8%
	Baffinland Iron Mines Corp./Baffinland Iron Mines LP(b)
	2,750,000	8.750		07/15/26	2,770,625
	Big River Steel LLC/BRS Finance Corp.(b)
	600,000	7.250		09/01/25	630,000
	Cleveland-Cliffs, Inc.
	800,000	5.750		03/01/25	756,000
	United States Steel Corp.
	700,000	6.875		08/15/25	684,250
	500,000	6.250		03/15/26	471,250

					5,312,125

Leisure Time(b)(c) – 0.3%
	Silversea Cruise Finance Ltd.
	655,000	7.250		02/01/25	704,944
	Viking Cruises Ltd.
	1,000,000	6.250		05/15/25	1,000,000

					1,704,944

Lodging – 1.0%
	Diamond Resorts International, Inc.(b)(c)
	890,000	10.750		09/01/24	869,975
	Inn of the Mountain Gods Resort & Casino(c)(i)(PIK 9.250% or Cash 9.250%)
	966,127	9.250		11/30/20	932,313
	MGM Resorts International
	2,100,000	6.000		03/15/23	2,126,250
	Station Casinos LLC(b)(c)
	1,765,000	5.000		10/01/25	1,645,862
	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.(b)(c)
	1,425,000	5.875		05/15/25	1,346,625

					6,921,025

Machinery – Construction & Mining(b)(c) – 0.1%
	Vertiv Group Corp.
	565,000	9.250		10/15/24	562,175

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2018

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – 4.4%
	Altice Financing SA(b)(c)
	$1,090,000	7.500%		05/15/26	$1,027,325
	Altice Finco SA(c)
	650,000	8.125	(b)	01/15/24	637,000
	600,000	7.625	(b)	02/15/25	532,500
EUR	600,000	4.750		01/15/28	562,606
	Altice France SA(b)(c)
	$1,000,000	6.250		05/15/24	957,500
	2,135,000	7.375		05/01/26	2,049,600
	1,400,000	8.125		02/01/27	1,393,000
	Altice Luxembourg SA(b)(c)
	1,686,000	7.625		02/15/25	1,437,315
	CCO Holdings LLC/CCO Holdings Capital Corp.(b)(c)
	715,000	5.375		05/01/25	700,700
	1,255,000	5.125		05/01/27	1,179,700
	Cengage Learning, Inc.(b)(c)
	1,045,000	9.500		06/15/24	897,394
	Cequel Communications Holdings I LLC/Cequel Capital Corp.(b)(c)
	570,000	7.500		04/01/28	589,950
	CSC Holdings LLC
	1,100,000	6.750		11/15/21	1,149,500
	215,000	10.125	(b)(c)	01/15/23	233,544
	525,000	10.875	(b)(c)	10/15/25	605,063
	DISH DBS Corp.
	1,100,000	5.125		05/01/20	1,102,750
	1,030,000	5.000		03/15/23	901,250
	955,000	5.875		11/15/24	816,525
	600,000	7.750		07/01/26	535,500
	iHeartCommunications, Inc.(c)(f)
	375,000	9.000		12/15/19	270,000
	930,000	9.000		03/01/21	664,950
	Liberty Interactive LLC(c)
	2,252,935	4.000		11/15/29	1,554,525
	895,139	3.750		02/15/30	613,170
	Meredith Corp.(b)(c)
	550,000	6.875		02/01/26	550,000
	Salem Media Group, Inc.(b)(c)
	930,000	6.750		06/01/24	832,350
	The McClatchy Co.(b)(c)
	725,000	9.000		07/15/26	741,312
	Unitymedia GmbH(c)
EUR	950,000	3.750		01/15/27	1,131,314
	Urban One, Inc.(b)(c)
	$720,000	9.250		02/15/20	694,800
	825,000	7.375		04/15/22	808,500
	Virgin Media Receivables Financing Notes I DAC(c)
GBP	1,250,000	5.500		09/15/24	1,586,886
	Virgin Media Secured Finance PLC(b)(c)
	$750,000	5.250		01/15/26	695,625
	VTR Finance B.V.(c)
	179,000	6.875		01/15/24	180,790
	Ziggo BV(b)(c)
	2,385,000	5.500		01/15/27	2,191,219

					29,824,163

Corporate Obligations – (continued)
Metal Fabricate/Hardware – 0.0%
	TMK OAO Via TMK Capital SA
	200,000	6.750		04/03/20	200,000

Mining – 1.7%
	Corp. Nacional del Cobre de Chile
	2,815,000	4.500		09/16/25	2,798,321
	405,000	4.500	(c)	08/01/47	373,088
	Eldorado Gold Corp.(b)(c)
	645,000	6.125		12/15/20	603,075
	First Quantum Minerals Ltd.(b)(c)
	200,000	7.250		05/15/22	190,500
	685,000	7.250		04/01/23	633,625
	70,000	6.500		03/01/24	61,075
	705,000	7.500		04/01/25	633,865
	445,000	6.875		03/01/26	384,925
	FMG Resources August 2006 Pty Ltd.(b)(c)
	2,000,000	4.750		05/15/22	1,932,500
	Freeport-McMoRan, Inc.
	345,000	4.000		11/14/21	336,375
	247,000	3.875	(c)	03/15/23	229,093
	1,550,000	5.450	(c)	03/15/43	1,313,625
	KME AG(c)
EUR	614,000	6.750		02/01/23	648,971
	Mountain Province Diamonds, Inc.(b)(c)
	$450,000	8.000		12/15/22	456,750
	Northwest Acquisitions ULC/Dominion Finco, Inc.(b)(c)
	880,000	7.125		11/01/22	886,600
	Vedanta Resources PLC(b)
	300,000	6.375		07/30/22	280,244

					11,762,632

Miscellaneous Manufacturing(b)(c) – 0.1%
	LSB Industries, Inc.
	550,000	9.625		05/01/23	570,625

Oil Field Services – 5.2%
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)(c)
	1,300,000	7.000		11/01/26	1,257,750
	Bruin E&P Partners LLC(b)(c)
	982,000	8.875		08/01/23	967,270
	California Resources Corp.(b)(c)
	1,108,000	8.000		12/15/22	983,350
	Citgo Holding, Inc.(b)
	3,100,000	10.750		02/15/20	3,224,000
	CITGO Petroleum Corp.(b)(c)
	795,000	6.250		08/15/22	781,087
	Delek & Avner Tamar Bond Ltd.(b)
	485,000	5.082		12/30/23	484,345
	60,000	5.412		12/30/25	59,919
	Energy Ventures Gom LLC/EnVen Finance Corp.(b)(c)
	750,000	11.000		02/15/23	828,750
	EnQuest PLC(b)(c)(i)(PIK 7.000%)
	469,000	7.000		10/15/23	423,859
	Ensco PLC(c)
	350,000	5.750		10/01/44	245,000
	EP Energy LLC/Everest Acquisition Finance, Inc.(b)(c)
	500,000	9.375		05/01/24	380,000
	1,050,000	7.750		05/15/26	1,047,375

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date			Value
Corporate Obligations – (continued)
Oil Field Services – (continued)
	FTS International, Inc.(c)
	$2,381,000	6.250%		05/01/22		$2,261,950
	Halcon Resources Corp.(c)
	1,200,000	6.750		02/15/25		1,089,000
	Jupiter Resources, Inc.(b)(c)
	1,370,000	8.500		10/01/22		506,900
	KazMunayGas National Co. JSC
	500,000	5.375(b)		04/24/30		496,250
	475,000	5.750		04/19/47		452,438
	KCA Deutag UK Finance PLC(b)(c)
	1,320,000	9.875		04/01/22		1,273,800
	McDermott Technology Americas, Inc./McDermott Technology US, Inc.(b)(c)
	675,000	10.625		05/01/24		607,500
	Noble Holding International Ltd.(c)
	895,000	7.750		01/15/24		834,587
	830,000	8.950		04/01/45		778,125
	Parker Drilling Co.(c)
	795,000	6.750		07/15/22		536,625
	Parsley Energy LLC/Parsley Finance Corp.(b)(c)
	850,000	5.375		01/15/25		828,750
	675,000	5.250		08/15/25		654,750
	665,000	5.625		10/15/27		651,700
	Pertamina Persero PT
	665,000	6.450		05/30/44		661,675
	Petrobras Global Finance BV
	900,000	5.299		01/27/25		859,500
	1,700,000	5.750		02/01/29		1,576,750
	Petroleos de Venezuela SA(f)
	700,000	6.000		11/15/26		120,750
	Petroleos del Peru SA
	575,000	5.625		06/19/47		544,094
	Petroleos Mexicanos
	1,450,000	6.875		08/04/26		1,444,200
	100,000	6.500		03/13/27		96,800
	285,000	5.625		01/23/46		220,847
	475,000	6.750		09/21/47		407,693
	(3M USD LIBOR + 3.650%)
	660,000	5.981(h)		03/11/22		684,750
	Pride International LLC
	230,000	7.875		08/15/40		205,850
	Rowan Cos., Inc.(c)
	1,231,000	7.375		06/15/25		1,169,450
	85,000	5.400		12/01/42		60,775
	350,000	5.850		01/15/44		259,000
	Southwestern Energy Co.(c)
	595,000	6.700		01/23/25		578,637
	State Oil Co. of the Azerbaijan Republic
	200,000	4.750		03/13/23		197,500
	Tengizchevroil Finance Co. International Ltd.
	525,000	4.000		08/15/26		489,563
	Transocean Guardian Ltd.(b)(c)
	800,000	5.875		01/15/24		792,000
	Transocean, Inc.(c)
	780,000	5.800		10/15/22		750,750

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Tullow Oil PLC(b)(c)
	$1,550,000		7.000%		03/01/25		1,513,187
	USA Compression Partners LP/USA Compression Finance Corp.(b)(c)
	625,000		6.875		04/01/26		628,125
	Weatherford International Ltd.(c)
	665,000		9.875		02/15/24		518,700
	450,000		5.950		04/15/42		289,125

							35,724,801

Packaging(b)(c) – 0.1%
	Intertape Polymer Group, Inc.
	735,000		7.000		10/15/26		735,919

Pharmaceuticals(b)(c) – 1.1%
	Bausch Health Cos., Inc.
	1,105,000		5.625		12/01/21		1,088,425
	1,335,000		5.500		03/01/23		1,261,575
	120,000		5.875		05/15/23		114,600
	215,000		7.000		03/15/24		224,944
	300,000		9.000		12/15/25		312,750
	1,095,000		9.250		04/01/26		1,148,381
	1,500,000		8.500		01/31/27		1,533,750
	Endo Dac/Endo Finance LLC/Endo Finco, Inc.
	825,000		6.000		07/15/23		709,500
	Rossini Sarl
EUR	1,220,000		6.750		10/30/25		1,406,361

							7,800,286

Pipelines – 1.0%
	AI Candelaria Spain SLU(b)(c)
	$450,000		7.500		12/15/28		442,125
	Blue Racer Midstream LLC/Blue Racer Finance Corp.(b)(c)
	1,350,000		6.625		07/15/26		1,370,250
	Cheniere Corpus Christi Holdings LLC(c)
	425,000		5.875		03/31/25		436,687
	CNX Midstream Partners LP/CNX Midstream Finance Corp.(b)(c)
	900,000		6.500		03/15/26		882,000
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.(c)
	980,000		5.750		04/01/25		980,000
	DCP Midstream Operating LP
	375,000		8.125		08/16/30		433,125
	Peru LNG Srl(b)
	225,000		5.375		03/22/30		222,469
	Sabine Pass Liquefaction LLC(c)
	175,000		6.250		03/15/22		186,464
	175,000		5.750		05/15/24		185,346
	SemGroup Corp./Rose Rock Finance Corp.(c)
	925,000		5.625		07/15/22		897,250
	Transportadora de Gas Internacional SA ESP(c)
	950,000		5.700		03/20/22		964,250

							6,999,966

Real Estate(b) – 0.7%
	Realogy Group LLC/Realogy Co-Issuer Corp.(c)
	1,865,000		4.875		06/01/23		1,690,156

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2018

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Real Estate(b) – (continued)
	WeWork Cos., Inc.
	$3,097,000	7.875%		05/01/25	$2,849,240

					4,539,396

Real Estate Investment Trust(c) – 0.2%
	CTR Partnership LP/CareTrust Capital Corp.
	770,000	5.250		06/01/25	750,750
	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
	805,000	4.500		09/01/26	735,569

					1,486,319

Retailing – 1.3%
	1011778 BC ULC/New Red Finance Inc(b)(c)
	778,000	5.000		10/15/25	729,375
	1011778 BC ULC/New Red Finance, Inc.(b)(c)
	645,000	4.250		05/15/24	606,300
	Eurotorg LLC Via Bonitron DAC(b)
	200,000	8.750		10/30/22	201,500
	Guitar Center Escrow Issuer, Inc.(b)(c)
	1,545,000	9.500		10/15/21	1,510,237
	Guitar Center, Inc.(b)(c)(i)(PIK 8.000%, Cash 5.000%)
	1,715,632	13.000		04/15/22	1,415,396
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(b)(c)
	1,720,000	4.750		06/01/27	1,612,500
	Neiman Marcus Group Ltd. LLC(b)(c)
	260,000	8.000		10/15/21	156,000
	PetSmart, Inc.(b)(c)
	657,000	5.875		06/01/25	515,745
	Rite Aid Corp.
	1,095,000	6.125	(b)(c)	04/01/23	928,013
	835,000	7.700		02/15/27	584,500
	390,000	6.875	(b)	12/15/28	265,200
	Yum! Brands, Inc.
	615,000	6.875		11/15/37	618,844

					9,143,610

Semiconductors – 0.0%
	Advanced Micro Devices, Inc.
	235,000	7.500		08/15/22	256,738

Software(c) – 0.7%
	Blackboard, Inc.(b)
	900,000	9.750		10/15/21	652,500
	InterXion Holding NV
EUR	1,250,000	4.750		06/15/25	1,474,201
	Rackspace Hosting, Inc.(b)
	$940,000	8.625		11/15/24	881,250
	Solera LLC/Solera Finance, Inc.(b)
	1,500,000	10.500		03/01/24	1,623,750

					4,631,701

Sovereign – 0.2%
	Instituto Costarricense de Electricidad
	200,000	6.950		11/10/21	190,500
	525,000	6.375		05/15/43	372,259

Corporate Obligations – (continued)
Sovereign – (continued)
	Ukreximbank Via Biz Finance PLC
	720,000	9.625		04/27/22	726,300

					1,289,059

Storage/Warehousing(c) – 0.2%
	Algeco Global Finance PLC
EUR	900,000	6.500		02/15/23	1,052,597

Telecommunication Services – 3.2%
	Axtel SAB de CV(b)(c)
	$225,000	6.375		11/14/24	212,625
	C&W Senior Financing DAC(b)(c)
	300,000	6.875		09/15/27	285,750
	CenturyLink, Inc.
	685,000	6.750		12/01/23	696,988
	510,000	7.500	(c)	04/01/24	534,225
	670,000	5.625	(c)	04/01/25	639,850
	Comunicaciones Celulares SA Via Comcel Trust(c)
	330,000	6.875		02/06/24	337,549
	Digicel Ltd.(b)(c)
	1,250,000	6.000		04/15/21	1,134,375
	210,000	6.750		03/01/23	168,525
	Frontier Communications Corp.
	370,000	6.250	(c)	09/15/21	318,200
	575,000	10.500	(c)	09/15/22	479,406
	445,000	7.125		01/15/23	295,925
	915,000	6.875	(c)	01/15/25	516,975
	609,000	11.000	(c)	09/15/25	447,615
	1,958,000	8.500	(b)(c)	04/01/26	1,816,045
	Intelsat Jackson Holdings SA(b)(c)
	1,000,000	8.500		10/15/24	985,000
	Level 3 Financing, Inc.(c)
	650,000	5.375		01/15/24	643,500
	Liquid Telecommunications Financing PLC(c)
	400,000	8.500		07/13/22	408,084
	Sprint Capital Corp.
	150,000	6.875		11/15/28	147,375
	950,000	8.750		03/15/32	1,036,687
	Sprint Corp.
	1,050,000	7.250		09/15/21	1,098,562
	2,485,000	7.875		09/15/23	2,652,737
	350,000	7.125		06/15/24	357,875
	1,412,000	7.625	(c)	02/15/25	1,464,950
	T-Mobile USA, Inc.(c)
	300,000	6.000		04/15/24	307,875
	100,000	6.375		03/01/25	102,875
	Telecom Italia Finance SA
EUR	850,000	7.750		01/24/33	1,227,962
	Telesat Canada/Telesat LLC(b)(c)
	$1,950,000	8.875		11/15/24	2,081,625
	Wind Tre SpA(c)
EUR	450,000	3.125		01/20/25	464,065
	$655,000	5.000	(b)	01/20/26	555,113
	Windstream Services LLC/Windstream Finance Corp.(c)
	820,000	6.375	(b)	08/01/23	397,700
	265,000	6.375		08/01/23	128,525

					21,944,563

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Textiles(b)(c) – 0.2%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC
$1,450,000	7.500%	05/01/25	$1,404,687

Transportation(b)(c) – 0.1%
The Kenan Advantage Group, Inc.
750,000	7.875	07/31/23	755,625

Trucking & Leasing(b)(c) – 0.3%
Avolon Holdings Funding Ltd.
1,500,000	5.125	10/01/23	1,471,875
Fortress Transportation & Infrastructure Investors LLC
370,000	6.750	03/15/22	379,250
245,000	6.500	10/01/25	240,712

			2,091,837

TOTAL CORPORATE OBLIGATIONS
(Cost $278,665,028)			$268,803,128

Bank Loans(k) – 16.4%
Aerospace & Defense(h) – 0.2%
Sequa Corp.(3M LIBOR + 5.000%)
$247,494	7.399	11/28/21	$244,091
Sequa Mezzanine Holdings LLC(3M LIBOR + 9.000%)
250,000	11.520	04/28/22	244,375
TransDigm, Inc.
(1M LIBOR + 2.500%)
248,750	4.802	06/09/23	247,417
(1M LIBOR + 2.500%)
621,711	4.802	08/22/24	618,459

			1,354,342

Airlines(h) – 0.4%
American Airlines, Inc.(1M LIBOR + 2.000%)
2,167,538	4.295	04/28/23	2,149,656
United Airlines, Inc.(1M LIBOR + 1.750%)
498,734	4.052	04/01/24	497,178

			2,646,834

Automotive – Parts(h) – 0.6%
Capital Automotive LP(1M LIBOR + 2.500%)
1,237,979	4.810	03/24/24	1,237,359
Evergreen Skills Lux S.a.r.l.(1M LIBOR + 4.750%)
941,880	7.052	04/28/21	868,545
Gates Global LLC(1M LIBOR + 2.750%)
495,000	5.052	04/01/24	495,223
Jaguar Holding Company II(1M LIBOR + 2.500%)
998,711	4.802	08/18/22	994,966
Navistar International Corp.(1M LIBOR + 3.500%)
496,250	5.780	11/06/24	496,662

			4,092,755

Building Materials(h) – 0.1%
Quikrete Holdings, Inc.(1M LIBOR + 2.750%)
968,805	5.052	11/15/23	964,329

Chemicals(h) – 0.1%
Univar, Inc.(1M LIBOR + 2.250%)
574,050	4.552	07/01/24	573,551

Bank Loans(k) – (continued)
Commercial Services(h) – 0.1%
Monitronics International, Inc.(3M LIBOR + 5.500%)
$540,980	7.886%	09/30/22	529,149

Consumer Cyclical Services(h) – 0.1%
First Data Corp.(1M LIBOR + 2.000%)
742,523	4.287	04/26/24	738,194

Consumer Cyclical Services – Business(h) – 0.3%
First Data Corp.(1M LIBOR + 2.000%)
1,332,611	4.287	07/08/22	1,327,787
Prime Security Services Borrower LLC(1M LIBOR + 2.750%)
395,990	5.052	05/02/22	395,812

			1,723,599

Consumer Noncyclical – 0.2%
Jacobs Douwe Egberts International B.V.(m)
500,000	2.250	07/01/22	499,845
Lifescan Global Corp.(h)(3M LIBOR + 6.000%)
600,000	8.396	09/27/24	585,252
NeuStar, Inc.(h)(1M LIBOR + 8.000%)
224,563	10.302	08/08/25	222,131

			1,307,228

Consumer Products – Household & Leisure(h) – 0.2%
Coty, Inc.(1M LIBOR + 2.250%)
997,500	4.531	04/07/25	975,884
Revlon Consumer Products Corp.(3M LIBOR + 3.500%)
771,508	5.837	09/07/23	563,417

			1,539,301

Consumer Products – Non Durable(h) – 0.0%
Alphabet Holding Co., Inc.(1M LIBOR + 3.500%)
249,370	5.802	09/26/24	238,283

Distribution & Wholesale(h) – 0.0%
American Tire Distributors Holdings, Inc.(3M LIBOR + 4.250%)
300,072	6.636	09/01/21	265,189

Electrical(h) – 0.1%
Vistra Energy Corp.(1M LIBOR + 2.000%)
748,125	4.296	12/31/25	745,402

Energy(h) – 0.2%
Epic Y-Grade Services, LP(1M LIBOR + 5.500%)
575,155	7.802	06/13/24	566,527
Peabody Energy Corp.(1M LIBOR + 2.750%)
497,500	5.052	03/31/25	496,097
Seadrill Partners Finco LLC(3M LIBOR + 6.000%)
516,657	8.386	02/21/21	478,265

			1,540,889

Energy – Exploration & Production(h) – 0.3%
Fieldwood Energy LLC
(1M LIBOR + 5.250%)
401,985	7.552	04/11/22	403,746
(1M LIBOR + 7.250%)
1,737,440	9.552	04/11/23	1,673,728

			2,077,474

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2018

Principal Amount	Interest Rate		Maturity Date		Value
Bank Loans(k) – (continued)
Entertainment(h) – 0.2%
Delta 2 (LUX) S.A.R.L.(1M LIBOR + 2.500%)
$1,000,000	4.802%		02/01/24		$988,750
LTF Merger Sub, Inc.(3M LIBOR + 2.750%)
496,241	5.063		06/10/22		495,313

					1,484,063

Environmental(h) – 0.2%
Advanced Disposal Services, Inc.(1 Week LIBOR + 2.250%)
1,439,362	4.460		11/10/23		1,438,470

Financial Services(h) – 0.3%
RPI Finance Trust(3M LIBOR + 2.000%)
1,491,703	4.386		03/27/23		1,491,971
Walter Investment Management Corp.(1M LIBOR + 6.000%)
637,788	8.302		06/30/22		590,911

					2,082,882

Food & Beverage(h) – 0.2%
8th Avenue Food & Provisions, Inc.(3M LIBOR + 3.750%)
500,000	6.006		10/01/25		503,750
US Foods, Inc.(1M LIBOR + 2.000%)
994,911	4.302		06/27/23		992,802

					1,496,552

Food & Drug Retailers(h) – 0.1%
Albertsons LLC(3M LIBOR + 3.000%)
624,417	5.311		06/22/23		621,295

Gaming – 1.0%
Caesars Resort Collection LLC(h)(1M LIBOR + 2.750%)
992,500	5.052		12/22/24		992,361
Fantasy Springs Resort(j)
210,494	9.000		12/17/21		213,125
Mashantucket (Western) Pequot Tribe(h)(1M LIBOR + 8.125%)
1,515,531	10.427		06/30/20		1,485,221
Mohegan Tribal Gaming Authority(h)(1M LIBOR + 4.000%)
582,956	6.302		10/13/23		546,107
Scientific Games International, Inc.(h)(2M LIBOR + 2.750%)
1,991,247	5.048		08/14/24		1,970,618
The Stars Group, Inc.
1,497,500	5.886		07/10/25		1,502,906

					6,710,338

Health Care – Medical Products(h) – 0.2%
Carestream Dental Equiment, Inc(3M LIBOR + 3.250%)
346,500	5.636		09/01/24		344,986
Carestream Health, Inc.
(1M LIBOR + 4.000%)
155,382	6.302		06/07/19		154,838
(1M LIBOR + 8.500%)
193,550	10.802		12/07/19		192,582
MedPlast Holdings, Inc.(3M LIBOR + 3.750%)
400,000	6.148		07/02/25		402,000

					1,094,406

Health Care – Pharmaceuticals(h) – 0.7%
Concordia International Corp.(1M LIBOR + 5.500%)
1,288,000	7.781		09/06/24		1,259,020

Bank Loans(k) – (continued)
Health Care – Pharmaceuticals(h) – (continued)
Grifols Worldwide Operations USA, Inc.(1 Week LIBOR + 2.250%)
1,492,500		4.467		01/31/25		1,493,171
PharMerica Corp.(1M LIBOR + 3.500%)
248,750		5.780		12/06/24		249,295
Valeant Pharmaceuticals International, Inc.(1M LIBOR + 3.000%)
1,865,000		5.274		06/01/25		1,864,571

						4,866,057

Health Care – Services(h) – 0.8%
AHP Health Partners, Inc.(1M LIBOR + 4.500%)
349,125		6.802		06/30/25		350,326
Air Medical Group Holdings, Inc.(1M LIBOR + 4.250%)
114,969		6.530		03/14/25		112,669
Change Healthcare Holdings, Inc.(1M LIBOR + 2.750%)
975,000		5.052		03/01/24		973,420
Community Health Systems, Inc.(3M LIBOR + 3.250%)
262,179		5.563		01/27/21		256,341
Gentiva Health Services, Inc.(1M LIBOR + 3.750%)
1,086,425		6.063		07/02/25		1,090,499
HCA, Inc.(1M LIBOR + 1.750%)
551,325		4.052		03/18/23		553,095
IQVIA, Inc.(3M LIBOR + 1.750%)
498,750		4.136		06/11/25		496,880
Parexel International Corp.(1M LIBOR + 2.750%)
995,000		5.052		09/27/24		979,458
Quorum Health Corp.(1M LIBOR + 6.750%)
71,348		9.052		04/29/22		71,950
Verscend Holding Corp.(1M LIBOR + 4.500%)
250,000		6.802		08/27/25		251,798

						5,136,436

Hotels, Restaurants & Leisure(h) – 0.1%
Caesars Entertainment Operating Co., Inc.(1M LIBOR + 2.000%)
745,619		4.302		10/06/24		741,518

Lodging(h) – 0.3%
Hilton Worldwide Finance LLC(1M LIBOR + 1.750%)
750,000		4.031		10/25/23		750,472
Las Vegas Sands LLC(1M LIBOR + 1.750%)
497,500		4.052		03/27/25		495,411
Station Casinos LLC(1M LIBOR + 2.500%)
497,433		4.810		06/08/23		496,762

						1,742,645

Machinery-Diversified – 0.2%
Gardner Denver, Inc.(h)(1M LIBOR + 2.750%)
598,518		5.052		07/30/24		599,344
NN, Inc.(m)
346,316		3.250		04/02/21		345,450
North American Lifting Holdings, Inc.(h)(3M LIBOR + 4.500%)
597,521		6.886		11/27/20		567,645

						1,512,439

Media(h) – 0.5%
Altice France SA(1M LIBOR + 4.000%)
500,000		6.280		08/14/26		489,065

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate			Maturity Date		Value
Bank Loans(k) – (continued)
Media(h) – (continued)
CSC Holdings LLC(1M LIBOR + 2.250%)
$496,222		4.530%		07/17/25		$494,629
Cumulus Media Holdings, Inc.(1M LIBOR + 4.500%)
1,597,387		6.810		05/15/22		1,576,429
Sinclair Television Group, Inc.(1M LIBOR + 2.250%)
497,468		4.560		01/03/24		498,244

						3,058,367

Media – Broadcasting & Radio – 0.8%
Communications Sales & Leasing, Inc.(h)(1M LIBOR + 3.000%)
517,295		5.302		10/24/22		488,326
Getty Images, Inc.(h)(1M LIBOR + 3.500%)
347,237		5.802		10/18/19		342,896
iHeart Communications, Inc.
3,350,000		0.000		01/30/19		2,412,938
250,000		0.000		07/30/19		179,653
Meredith Corp.(h)(1M LIBOR + 2.750%)
576,153		5.242		01/31/25		574,805
Metro-Goldwyn-Mayer, Inc.(h)(1M LIBOR + 2.500%)
500,000		4.810		07/03/25		501,250
Radio One, Inc.(h)(1M LIBOR + 4.000%)
536,560		6.310		04/18/23		524,488
Tribune Media Co.(h)(1M LIBOR + 3.000%)
342,824		5.302		12/27/20		343,359

						5,367,715

Media – Cable(h) – 0.5%
Charter Communications Operating LLC(1M LIBOR + 2.000%)
3,219,297		4.310		04/30/25		3,218,911
Ziggo Secured Finance BV(1M LIBOR + 2.500%)
500,000		4.780		04/15/25		490,085

						3,708,996

Media – Non Cable(h) – 0.6%
Advantage Sales & Marketing, Inc.(1M LIBOR + 3.250%)
241,206		5.552		07/23/21		218,895
Cengage Learning Acquisitions, Inc.(1M LIBOR + 4.250%)
2,540,965		6.530		06/07/23		2,351,180
EMI Music Publishing Ltd.(1M LIBOR + 2.250%)
466,388		4.530		08/20/23		466,304
Houghton Mifflin Harcourt Publishing Co.(1M LIBOR + 3.000%)
294,670		5.295		05/31/21		269,991
McGraw-Hill Global Education Holdings LLC(1M LIBOR + 4.000%)
689,125		6.302		05/04/22		660,271

						3,966,641

Metals & Mining(h) – 0.0%
Unimin Corp.(3M LIBOR + 3.750%)
153,778		6.136		06/01/25		128,117

Noncaptive – Financial(h) – 0.3%
Avolon TLB Borrower 1 (US) LLC(1M LIBOR + 2.000%)
1,745,625		4.280		01/15/25		1,740,091

Oil & Gas Services(h) – 0.1%
EG Finco Ltd.(3M LIBOR + 4.000%)
298,500		6.386		02/07/25		298,425

Bank Loans(k) – (continued)
Oil & Gas Services(h) – (continued)
McDermott Technology Americas, Inc.(1M LIBOR + 5.000%)
348,250	7.302		05/10/25		343,462

					641,887

Oil Field Services(h) – 0.3%
California Resources Corp.(1M LIBOR + 4.750%)
1,750,000	7.037		12/31/22		1,773,327

Packaging(h) – 0.2%
Reynolds Group Holdings, Inc.(1M LIBOR + 2.750%)
1,134,628	5.052		02/05/23		1,134,628

Pharmaceuticals(h) – 0.0%
Alphabet Holding Co., Inc.(1M LIBOR + 7.750%)
350,000	10.052		09/26/25		310,478

Pipelines(h) – 0.0%
Traverse Midstream Partners LLC(6M LIBOR + 4.000%)
218,750	6.600		09/27/24		219,981

Real Estate(h) – 0.2%
Empire Generating Co. LLC
(3M LIBOR + 4.250%)
2,442	6.640		03/14/21		1,825
(3M LIBOR + 4.250%)
24,696	6.640		03/14/21		18,460
GGP, Inc.(1M LIBOR + 2.500%)
550,000	4.795		08/27/25		540,672
MGM Growth Properties LLC(1M LIBOR + 2.000%)
500,000	2.000		03/21/25		498,215
Realogy Corp.(1M LIBOR + 2.250%)
496,250	4.530		02/08/25		494,543

					1,553,715

Restaurants(h) – 0.4%
1011778 B.C. Unlimited Liability Co.(1M LIBOR + 2.250%)
2,963,089	4.552		02/16/24		2,950,495

Retailers(h) – 0.6%
Academy Ltd.(1M LIBOR + 4.000%)
1,509,807	6.259		07/01/22		1,121,983
Neiman Marcus Group Ltd., Inc.(1M LIBOR + 3.250%)
951,611	5.531		10/25/20		865,433
Petco Animal Supplies, Inc.(3M LIBOR + 3.250%)
984,028	5.777		01/26/23		759,178
PetSmart, Inc.(1M LIBOR + 3.000%)
989,151	5.280		03/11/22		836,169
Serta Simmons Bedding LLC
(1M LIBOR + 3.500%)
691,703	5.775		11/08/23		622,284
(3M LIBOR + 8.000%)
250,000	10.277		11/08/24		193,515

					4,398,562

Semiconductors(h) – 0.0%
Bright Bidco BV(3M LIBOR + 3.500%)
198,798	5.830		06/30/24		194,160

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(k) – (continued)
Services Cyclical – Business Services – 0.4%
Global Payments, Inc.(m)
$500,000	1.750%	10/17/25	$498,440
Tempo Acquisition LLC(h)(1M LIBOR + 3.000%)
493,750	5.302	05/01/24	493,627
Trans Union LLC(h)(1M LIBOR + 2.000%)
497,487	4.302	04/10/23	496,298
Vantiv LLC(h)(1M LIBOR + 1.750%)
1,250,000	4.030	08/09/24	1,246,425

			2,734,790

Technology – Software/Services(h) – 1.9%
Almonde, Inc.(3M LIBOR + 7.250%)
61,134	9.636	06/13/25	60,090
Blackboard, Inc.(3M LIBOR + 5.000%)
998,728	7.445	06/30/21	951,388
BMC Software Finance, Inc.(m)(3M LIBOR + 4.250%)
1,000,000	4.250	10/02/25	1,002,400
Ceridian HCM Holding, Inc.(1M LIBOR + 3.250%)
750,000	5.552	04/30/25	750,937
Dell, Inc.(1M LIBOR + 2.000%)
2,331,466	4.310	09/07/23	2,327,968
Greeneden U.S. Holdings II, LLC(1M LIBOR + 3.500%)
497,494	5.802	12/01/23	499,111
Infor (US), Inc.(3M LIBOR + 2.750%)
743,750	5.136	02/01/22	740,589
Informatica Corp.(1M LIBOR + 3.250%)
496,240	5.552	08/05/22	497,947
MA FinanceCo. LLC(1M LIBOR + 2.500%)
192,660	4.802	06/21/24	191,997
Mavenir Systems, Inc.(j)(1M LIBOR + 6.000%)
598,496	8.280	05/08/25	599,992
McAfee LLC(1M LIBOR + 4.500%)
495,000	6.143	09/30/24	496,148
MModal, Inc.(3M LIBOR + 4.750%)
298,833	7.527	01/31/20	298,334
Seattle SpinCo, Inc.(1M LIBOR + 2.500%)
1,301,078	4.802	06/21/24	1,296,602
Sophia L.P.(3M LIBOR + 3.250%)
496,161	5.636	09/30/22	496,782
SS&C Technologies Holdings Europe S.a.r.l.(1M LIBOR + 2.250%)
314,865	4.552	04/16/25	313,114
SS&C Technologies, Inc.(1M LIBOR + 2.250%)
812,345	4.552	04/16/25	807,828
Syniverse Holdings, Inc.(1M LIBOR + 5.000%)
497,500	7.280	03/09/23	499,988
TIBCO Software, Inc.(3M LIBOR + 3.500%)
493,718	5.800	12/04/20	494,232
Veritas Bermuda Ltd.(1M LIBOR + 4.500%)
372,363	6.844	01/27/23	354,263
Western Digital Corp.(1M LIBOR + 1.750%)
498,747	4.044	04/29/23	495,161

			13,174,871

Bank Loans(k) – (continued)
Telecommunication Services(h) – 0.5%
Frontier Communications Corp.(1M LIBOR + 3.750%)
388,745	6.060	06/15/24	375,527
GTT Communications, Inc.(1M LIBOR + 2.750%)
748,125	5.050	05/31/25	737,330
Intelsat Jackson Holdings SA(1M LIBOR + 3.750%)
2,000,000	6.045	11/27/23	2,000,000
Plantronics, Inc.(1M LIBOR + 2.500%)
350,000	4.802	07/02/25	348,688
Windstream Corp.(1M LIBOR + 3.250%)
198,309	5.540	02/17/24	171,827

			3,633,372

Telecommunications – Internet & Data(h) – 0.2%
Avaya, Inc.(1M LIBOR + 4.250%)
994,987	6.530	12/15/24	997,943

Telecommunications – Satellites(h) – 0.4%
CenturyLink, Inc.(1M LIBOR + 2.750%)
2,153,351	5.052	01/31/25	2,129,126
West Corp.(3M LIBOR + 4.000%)
319,367	6.414	10/10/24	317,549
Windstream Corp.(1M LIBOR + 4.000%)
260,041	6.290	03/29/21	243,417

			2,690,092

Textiles(h) – 0.1%
Boardriders, Inc.(1M LIBOR + 6.500%)
462,675	8.802	03/21/24	470,388
Nine West Holdings, Inc.(3M LIBOR + 5.250%)
314,719	7.599	01/08/20	230,793

			701,181

Transportation – 0.2%
HGIM Corp.(m)
186,235	7.000	07/03/23	187,166
Savage Enterprises LLC(h)(1M LIBOR + 4.500%)
389,545	6.770	08/01/25	391,980
Uber Technologies(m)
500,000	5.000	04/04/25	499,585
(1M LIBOR + 3.500%)
497,462	5.780(h)	07/13/23	497,154

			1,575,885

Utilities(h) – 0.1%
TEX Operations Co. LLC(1M LIBOR + 2.000%)
681,692	4.302	08/04/23	679,797

Utilities – Electric(h) – 0.4%
Calpine Corp.(3M LIBOR + 2.500%)
1,240,434	4.890	01/15/23	1,237,643
NRG Energy, Inc.(3M LIBOR + 1.750%)
1,496,178	4.136	06/30/23	1,489,789

			2,727,432

Wireless Telecommunications(h) – 0.3%
Sprint Communications, Inc.(1M LIBOR + 2.500%)
1,738,101	4.813	02/02/24	1,736,467

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(k) – (continued)
Wirelines Telecommunications(h) – 0.1%
Level 3 Financing, Inc.(1M LIBOR + 2.250%)
$500,000	4.530%	02/22/24	$500,235

TOTAL BANK LOANS
(Cost $113,249,977)			$111,562,845

Shares	Description	Value
Common Stocks – 0.2%
Automobiles – 0.0%
438	HGIM Corp.	$23,214

Commercial Services & Supplies(f) – 0.1%
10,879	Cenveo, Inc.	315,491

Diversified Consumer Services – 0.0%
4,333	Gymboree Holding Corp.	20,582

Media(f) – 0.0%
19,908	Cumulus Media, Inc. Class A	308,574

Software(f) – 0.1%
21,550	Avaya Holdings Corp.(f)	353,851
2,776	MModal, Inc.(j)	143,888

		497,739

TOTAL COMMON STOCKS
(Cost $1,265,434)		$1,165,600

Shares	Dividend Rate	Value
Preferred Stock – 0.0%
Post Secondary Education (j) – 0.0%
Te Holdcorp LLC/Te Holdcorp
26,384	0.000%	$131,918
(Cost $160,674)

Units	Description	Expiration Date	Value
Warrants – 0.0%
Automobiles – 0.0%
HGIM Corp.
1,958		07/02/43	$103,774

Specialty Retail(j) – 0.0%
Guitar Center, Inc.
7,134		04/16/25	—

TOTAL WARRANTS
(Cost $75,229)			$103,774

Shares	Description	Value
Exchange Traded Fund – 0.2%
17,218	iShares iBoxx High Yield Corporate Bond ETF (Cost $1,474,894)	$1,452,338

Shares	Dividend Rate	Value
Investment Company(l) – 8.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
56,198,365	2.102%	$56,198,365
(Cost $56,198,365)

TOTAL INVESTMENTS – 101.1%
(Cost $716,668,334)		$691,088,844

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%		(7,259,169)

NET ASSETS – 100.0%		$683,829,675

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $141,646,559, which represents approximately 20.7% of the Fund’s net assets as of October 31, 2018. The liquidity determination is unaudited.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Actual maturity date is 06/28/2117.
(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on October 31, 2018.
(f)	Security is currently in default and/or non-income producing.
(g)	Actual maturity date is 10/12/2110.
(h)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on October 31, 2018.
(i)	Pay-in-kind securities.
(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(k)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on October 31, 2018. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(l)	Represents an affiliated issuer.
(m)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2018

Currency Abbreviations:
ARS	—Argentine Peso
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
OMR	—Omani Riyal
PEN	—Peruvian Nuevo Sol
PLN	—Polish Zloty
PHP	—Philippine Peso
RON	—New Romanian Leu
RUB	—Russian Ruble
THB	—Thai Baht
TRY	—Turkish Lira
USD	—U.S. Dollar
UYU	—Uruguayan Peso
ZAR	—South African Rand

Investment Abbreviations:
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Citibank NA (London)	ARS	24,064,015	USD	590,000	01/22/19	$12,876
	BRL	21,416,769	USD	5,622,396	11/07/18	126,918
	IDR	14,229,800,000	USD	925,000	12/10/18	4,090
	OMR	8,887	USD	23,000	11/14/18	85
	PHP	26,690,000	USD	500,000	11/13/18	16
	USD	61,000	CNH	394,231	02/28/19	4,796
	USD	697,682	COP	2,190,730,000	12/26/18	18,824
	USD	1,422,285	CZK	32,000,000	12/20/18	17,570
	USD	1,694,663	EUR	1,435,000	01/11/19	58,137
	USD	29,018,880	EUR	25,000,000	01/23/19	475,562
	USD	7,254,724	GBP	5,500,000	01/23/19	192,315
	USD	1,560,000	INR	115,050,000	12/27/18	18,147
	USD	4,192,293	KRW	4,758,760,237	01/10/19	13,237
	USD	1,650,000	PLN	6,105,825	11/19/18	58,148
	USD	1,000,000	THB	32,730,000	01/04/19	10,348
	USD	1,660,000	ZAR	23,688,449	11/14/18	57,042
TOTAL						$1,068,111

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Citibank NA (London)	CNH	394,231	USD	57,739	02/28/19	$(1,536)
	COP	2,190,730,000	USD	730,000	12/26/18	(51,140)
	CZK	195,075,000	USD	9,000,000	12/20/18	(436,724)
	EUR	1,435,000	USD	1,661,569	01/11/19	(25,043)
	EUR	333,000	USD	381,649	01/23/19	(1,452)
	IDR	8,024,625,000	USD	525,000	12/10/18	(1,057)
	INR	115,050,000	USD	1,544,088	12/27/18	(2,235)
	INR	104,847,700	USD	1,402,270	01/14/19	(725)
	PLN	34,630,198	USD	9,380,000	11/19/18	(351,550)
	THB	292,462,150	USD	9,070,000	01/04/19	(226,867)
	USD	5,232,000	BRL	21,416,769	11/07/18	(517,313)
	USD	2,450,000	BRL	9,197,300	01/29/19	(2,302)
	USD	1,390,000	INR	104,847,700	01/14/19	(11,545)
	USD	1,119,000	OMR	436,948	11/14/18	(16,007)
	ZAR	23,688,449	USD	1,660,017	11/14/18	(57,057)
TOTAL						$(1,702,553)

SWAP CONTRACTS — At October 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at October 31, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.HY Index 31	5.000%	1.047%	12/20/23	$7,300	$430,217	$345,467	$84,750

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED OPTIONS CONTRACTS — At October 31, 2018, the Fund had the following purchased options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Put USD/Call ZAR	BNP Paribas SA	$14.55	12/20/2018	1,630,000	$1,630,000	$44,251	$44,173	$78

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 92.9%
Argentina* – 0.0%
22,680	Corp. America Airports SA (Transportation Infrastructure)	$179,852

Australia – 4.6%
253,559	APA Group (Gas Utilities)	1,726,735
377,842	Atlas Arteria, Ltd. (Transportation Infrastructure)	1,830,332
167,125	Dexus (Equity Real Estate Investment Trusts (REITs))	1,207,531
574,466	Goodman Group (Equity Real Estate Investment Trusts (REITs))	4,222,006
1,411,400	Mirvac Group (Equity Real Estate Investment Trusts (REITs))	2,171,066
228,567	Scentre Group (Equity Real Estate Investment Trusts (REITs))	643,932
759,307	Spark Infrastructure Group (Electric Utilities)	1,237,932
419,060	Stockland (Equity Real Estate Investment Trusts (REITs))	1,072,003
197,588	Sydney Airport (Transportation Infrastructure)	903,090
260,039	Transurban Group (Transportation Infrastructure)	2,091,585
383,139	Vicinity Centres (Equity Real Estate Investment Trusts (REITs))	718,721

		17,824,933

Belgium* – 0.1%
15,123	Shurgard Self Storage Europe S.a.r.l. (Real Estate Management & Development)	424,544

Brazil – 0.1%
87,800	Transmissora Alianca de Energia Eletrica SA (Electric Utilities)	525,172

Canada – 6.5%
23,216	Allied Properties Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	745,974
26,962	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts (REITs))	958,708
63,887	Chartwell Retirement Residences (Health Care Providers & Services)	685,726
59,192	Emera, Inc. (Electric Utilities)	1,826,411
190,943	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	5,949,700
205,343	First Capital Realty, Inc. (Real Estate Management & Development)	3,063,494
79,706	Keyera Corp. (Oil, Gas & Consumable Fuels)	1,985,914
126,625	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	4,095,630
157,928	TransCanada Corp. (Oil, Gas & Consumable Fuels)	5,955,065

		25,266,622

Common Stocks – (continued)
China – 0.5%
960,000	Beijing Capital International Airport Co. Ltd. Class H (Transportation Infrastructure)	1,042,222
89,737	ENN Energy Holdings Ltd. (Gas Utilities)	765,687

		1,807,909

Denmark(a) – 0.3%
18,194	Orsted A/S (Electric Utilities)	1,153,695

France – 4.7%
7,335	Aeroports de Paris (Transportation Infrastructure)	1,534,137
15,809	Carmila SA (Real Estate Management & Development)	348,452
8,017	Covivio (Equity Real Estate Investment Trusts (REITs))	804,434
17,583	Eutelsat Communications SA (Media)	356,136
19,900	Gecina SA (Equity Real Estate Investment Trusts (REITs))	2,918,590
105,050	Getlink (Transportation Infrastructure)	1,321,351
24,071	Klepierre SA (Equity Real Estate Investment Trusts (REITs))	815,704
29,279	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts (REITs))	5,298,298
52,066	Vinci SA (Construction & Engineering)	4,633,843

		18,030,945

Germany – 2.3%
10,127	ADO Properties SA(a) (Real Estate Management & Development)	597,306
21,344	alstria office REIT AG (Equity Real Estate Investment Trusts (REITs))	307,262
6,964	LEG Immobilien AG (Real Estate Management & Development)	761,228
13,510	TLG Immobilien AG (Real Estate Management & Development)	343,011
149,102	Vonovia SE (Real Estate Management & Development)	6,813,436

		8,822,243

Hong Kong – 4.9%
660,000	China Merchants Port Holdings Co. Ltd. (Transportation Infrastructure)	1,124,197
826,309	CK Asset Holdings Ltd. (Real Estate Management & Development)	5,377,408
177,728	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	828,938
1,366,395	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	2,610,003
231,700	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	1,372,118

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – (continued)
445,181	Link REIT (Equity Real Estate Investment Trusts (REITs))	$3,956,363
173,777	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	2,258,437
199,011	Swire Properties Ltd. (Real Estate Management & Development)	680,085
124,574	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	774,119

		18,981,668

Ireland – 0.5%
365,344	Green REIT PLC (Equity Real Estate Investment Trusts (REITs))	603,331
495,736	Hibernia REIT PLC (Equity Real Estate Investment Trusts (REITs))	780,479
224,862	Irish Residential Properties REIT PLC (Equity Real Estate Investment Trusts (REITs))	362,169

		1,745,979

Italy – 1.1%
135,860	Atlantia SpA (Transportation Infrastructure)	2,729,955
318,870	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	1,647,120

		4,377,075

Japan – 6.5%
143	Activia Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	593,488
96	Daiwa Office Investment Corp. (Equity Real Estate Investment Trusts (REITs))	586,344
1,506	Invincible Investment Corp. (Equity Real Estate Investment Trusts (REITs))	623,783
31,100	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)	1,197,904
705	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	501,539
206	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts (REITs))	1,063,133
368	Kenedix Office Investment Corp. (Equity Real Estate Investment Trusts (REITs))	2,280,473
376	Kenedix Retail REIT Corp. (Equity Real Estate Investment Trusts (REITs))	799,482
2,056	LaSalle Logiport REIT (Equity Real Estate Investment Trusts (REITs))	1,893,244
55,366	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	884,848
363,405	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	8,184,691

Common Stocks – (continued)
Japan – (continued)
171	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	977,203
1,520	Orix JREIT, Inc. (Equity Real Estate Investment Trusts (REITs))	2,325,301
58,695	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	2,016,763
188,000	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	1,059,256

		24,987,452

Luxembourg – 0.5%
230,100	Aroundtown SA (Real Estate Management & Development)	1,906,751

Mexico – 0.6%
451,100	CFE Capital S de RL de CV (Banks)	370,194
576,100	GMexico Transportes SAB de CV(a) (Road & Rail)	788,714
281,600	Infraestructura Energetica Nova SAB de CV (Gas Utilities)	1,103,900
110,426	OHL Mexico SAB de CV (Transportation Infrastructure)	151,832

		2,414,640

Netherlands – 0.2%
15,397	Koninklijke Vopak NV (Oil, Gas & Consumable Fuels)	696,299

New Zealand – 0.2%
182,740	Auckland International Airport Ltd. (Transportation Infrastructure)	835,683

Singapore – 1.4%
228,816	Cache Logistics Trust (Equity Real Estate Investment Trusts (REITs))	113,237
1,093,200	CapitaLand Ltd. (Real Estate Management & Development)	2,483,188
1,846,870	Frasers Logistics & Industrial Trust (Equity Real Estate Investment Trusts (REITs))	1,359,800
813,912	Keppel REIT (Equity Real Estate Investment Trusts (REITs))	664,409
703,136	Suntec Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	899,867

		5,520,501

Spain – 2.8%
110,295	Cellnex Telecom SA(a) (Diversified Telecommunication Services)	2,743,730
260,731	Ferrovial SA (Construction & Engineering)	5,220,102
87,960	Inmobiliaria Colonial Socimi SA (Equity Real Estate Investment Trusts (REITs))	883,164
102,340	Red Electrica Corp. SA (Electric Utilities)	2,119,100

		10,966,096

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Sweden – 0.7%
15,282	Atrium Ljungberg AB Class B (Real Estate Management & Development)	$258,880
20,647	Cibus Nordic Real Estate AB (Real Estate Management & Development)	239,205
42,454	Fabege AB (Real Estate Management & Development)	542,111
106,483	Hufvudstaden AB Class A (Real Estate Management & Development)	1,574,195

		2,614,391

Switzerland – 0.1%
4,280	PSP Swiss Property AG (Real Estate Management & Development)	412,964

United Arab Emirates – 0.0%
5,782	DP World Ltd. (Transportation Infrastructure)	104,018

United Kingdom – 6.2%
51,946	Big Yellow Group PLC (Equity Real Estate Investment Trusts (REITs))	572,677
381,100	Capital & Counties Properties PLC (Real Estate Management & Development)	1,215,955
314,960	Land Securities Group PLC (Equity Real Estate Investment Trusts (REITs))	3,426,167
455,531	National Grid PLC (Multi-Utilities)	4,812,248
76,409	NewRiver REIT PLC (Equity Real Estate Investment Trusts (REITs))	246,398
130,201	Pennon Group PLC (Water Utilities)	1,240,368
122,362	Segro PLC (Equity Real Estate Investment Trusts (REITs))	959,302
157,907	Severn Trent PLC (Water Utilities)	3,752,559
32,337	Shaftesbury PLC (Equity Real Estate Investment Trusts (REITs))	370,290
47,790	The British Land Co. PLC (Equity Real Estate Investment Trusts (REITs))	360,926
317,108	Tritax Big Box REIT PLC (Equity Real Estate Investment Trusts (REITs))	578,931
287,838	Tritax EuroBox PLC*(a) (Equity Real Estate Investment Trusts (REITs))	366,772
143,900	UNITE Group PLC (Equity Real Estate Investment Trusts (REITs))	1,566,809
451,015	United Utilities Group PLC (Water Utilities)	4,179,421
133,566	Warehouse REIT PLC (Equity Real Estate Investment Trusts (REITs))	164,749

		23,813,572

United States – 48.1%
37,420	Ameren Corp. (Multi-Utilities)	2,416,584
30,033	American Assets Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,152,066

Common Stocks – (continued)
United States – (continued)
45,200	American Campus Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	1,785,852
20,800	American Electric Power Co., Inc. (Electric Utilities)	1,525,888
35,730	American Homes 4 Rent Class A (Equity Real Estate Investment Trusts (REITs))	752,831
37,122	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	5,783,979
39,952	American Water Works Co., Inc. (Water Utilities)	3,536,951
86,917	Americold Realty Trust (Equity Real Estate Investment Trusts (REITs))	2,151,196
42,100	Apartment Investment & Management Co. Class A (Equity Real Estate Investment Trusts (REITs))	1,811,984
12,100	Atmos Energy Corp. (Gas Utilities)	1,126,268
61,942	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	10,863,388
156,200	Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	2,530,440
92,578	Brookfield Property REIT, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	1,785,830
2,119	Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	191,282
63,029	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	3,807,582
1,438	Clearway Energy, Inc. Class C (Independent Power and Renewable Electricity Producers)	28,199
46,778	Columbia Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,050,166
27,126	Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	806,185
23,056	Consolidated Edison, Inc. (Multi-Utilities)	1,752,256
2,541	CoreSite Realty Corp. (Equity Real Estate Investment Trusts (REITs))	238,498
89,930	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	9,778,988
80,900	CubeSmart (Equity Real Estate Investment Trusts (REITs))	2,344,482
136,387	DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts (REITs))	1,425,244
66,500	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	6,866,790

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
7,344	Dominion Energy, Inc. (Multi-Utilities)	$524,508
55,280	Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	1,524,070
39,127	Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	710,938
53,314	Edison International (Electric Utilities)	3,699,458
90,987	Empire State Realty Trust, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	1,443,054
25,312	Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	2,396,793
1,664	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	417,298
40,162	Evergy, Inc. (Electric Utilities)	2,248,670
23,693	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	2,133,792
29,014	Federal Realty Investment Trust (Equity Real Estate Investment Trusts (REITs))	3,599,187
21,506	FirstEnergy Corp. (Electric Utilities)	801,744
45,872	Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,196,342
17,806	Genesee & Wyoming, Inc. Class A* (Road & Rail)	1,410,769
139,164	Healthcare Trust of America, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	3,654,447
3,090	Highwoods Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	131,758
34,412	Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	657,613
204,683	Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	6,201,895
226,000	Invitation Homes, Inc. (Equity Real Estate Investment Trusts (REITs))	4,944,880
38,224	JBG SMITH Properties (Equity Real Estate Investment Trusts (REITs))	1,432,635
30,991	Kilroy Realty Corp. (Equity Real Estate Investment Trusts (REITs))	2,134,660
34,698	Kimco Realty Corp. (Equity Real Estate Investment Trusts (REITs))	558,291
316,310	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	5,383,596
44,249	MedEquities Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	365,939

Common Stocks – (continued)
United States – (continued)
51,279	Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	762,006
41,524	MGM Growth Properties LLC Class A (Equity Real Estate Investment Trusts (REITs))	1,174,714
3,070	NextEra Energy, Inc. (Electric Utilities)	529,575
134,109	NiSource, Inc. (Multi-Utilities)	3,401,004
12,608	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	827,085
359,100	Paramount Group, Inc. (Equity Real Estate Investment Trusts (REITs))	5,131,539
9,170	Park Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	266,572
39,360	Pattern Energy Group, Inc. Class A (Independent Power and Renewable Electricity Producers)	705,331
155,500	Pennsylvania Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	1,391,725
85,001	PG&E Corp. (Electric Utilities)	3,978,897
210,858	Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	13,594,015
1,529	Public Storage (Equity Real Estate Investment Trusts (REITs))	314,164
39,612	Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	1,254,512
15,728	SBA Communications Corp.* (Equity Real Estate Investment Trusts (REITs))	2,550,610
48,981	SCANA Corp. (Multi-Utilities)	1,961,689
55,170	Sempra Energy (Multi-Utilities)	6,075,320
14,466	Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	2,654,800
61,679	STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	1,632,026
75,647	Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	1,094,612
126,972	The Macerich Co. (Equity Real Estate Investment Trusts (REITs))	6,554,295
228,482	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	5,558,967
56,807	UDR, Inc. (Equity Real Estate Investment Trusts (REITs))	2,226,266
12,708	Union Pacific Corp. (Road & Rail)	1,858,164
113,508	Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	7,499,473

		186,082,627

TOTAL COMMON STOCKS
(Cost $358,004,398)		$359,495,631

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Exchange Traded Funds – 4.1%
United States – 4.1%
199,000	SPDR Dow Jones International Real Estate ETF (Equity Real Estate Investment Trusts (REITs))	$7,251,560
93,000	SPDR Dow Jones REIT ETF (Equity Real Estate Investment Trusts (REITs))	8,451,840

TOTAL EXCHANGE TRADED FUNDS
(Cost $16,623,947)		$15,703,400

Shares	Dividend Rate	Value
Investment Company(b) – 2.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
10,604,129	2.102%	$10,604,129
(Cost $10,604,129)

TOTAL INVESTMENTS – 99.7%
(Cost $385,232,474)		$385,803,160

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		1,205,004

NET ASSETS – 100.0%		$387,008,164

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,650,217, which represents approximately 1.5% of the Fund’s net assets as of October 31, 2018. The liquidity determination is unaudited.
(b)	Represents an affiliated issuer.

Currency Abbreviations:
BRL	—Brazilian Real
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
LLC	—Limited Liability Company
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
State Street Bank and Trust	USD	17,598	BRL	65,365	11/05/18	$46

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2018, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 1, 2018, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Multi-Manager Global Equity Fund	$700,000	$700,043	$714,000

REPURCHASE AGREEMENTS — At October 31, 2018, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Multi-Manager Real Assets Strategy
Merrill Lynch & Co., Inc.	2.220%	$700,000

At October 31, 2018, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Government National Mortgage Association	4.000%	04/20/47

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Assets and Liabilities

October 31, 2018

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Assets:
Investments, at value (cost $606,182,705, $660,469,969 and $374,628,345, respectively)	$605,279,834	$634,890,479	$375,199,031
Investments of affiliated issuers, at value (cost $23,766,349, $56,198,365 and $10,604,129, respectively)	23,766,349	56,198,365	10,604,129
Foreign currencies, at value (cost $628,204, $4,409,470 and $0, respectively)	615,790	4,363,176	—
Purchased options, at value (cost $0, $44,173, $0, respectively)	—	44,251	—
Cash	1,285,750	1,370,141	844,467
Variation margin on swaps contracts	—	49,471	—
Variation margin on futures contracts	14,323	—	—
Unrealized gain on forward foreign currency exchange contracts	2,409,729	1,068,111	46
Receivables:
Fund shares sold	4,100,000	—	—
Investments sold	2,006,300	1,485,956	1,529,127
Dividends and interest	955,517	9,558,815	450,566
Foreign tax reclaims	306,784	75,265	53,406
Collateral on certain derivative contracts(a)	73,400	1,487,213	—
Due from custodian	52,459	209,442	—
Investments sold on an extended settlement basis	—	2,526,402	—
Reimbursement from investment adviser	—	152,682	—
Other assets	28,198	19,446	19,848
Total assets	640,894,433	713,499,215	388,700,620

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	28,613	1,702,553	—
Due to custodian	—	262,256	—
Foreign currency overdraft, at value (identified cost $0, $0 and $61,614, respectively)	—	—	61,787
Payables:
Investments purchased	6,177,940	6,222,229	1,067,590
Management fees	296,196	310,744	198,579
Investments purchased on an extended settlement basis	96,520	17,182,861	—
Transfer agency fees	10,963	12,062	6,657
Collateral on certain derivative contracts(b)	—	530,000	—
Fund shares redeemed	—	2,920,000	—
Accrued expenses and other liabilities	707,445	526,835	357,843
Total liabilities	7,317,677	29,669,540	1,692,456

Net Assets:
Paid-in capital	595,681,715	724,687,593	387,391,992
Total distributable earnings (loss)	37,895,041	(40,857,918)	(383,828)
NET ASSETS	$633,576,756	$683,829,675	$387,008,164
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	59,668,445	77,465,895	41,863,130
Net asset value, offering and redemption price per share:	$10.62	$8.83	$9.24

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps
Multi-Manager Global Equity Fund	$73,400	$—
Multi-Manager Non-Core Fixed Income Fund	—	1,487,213

(b)	Segregated for initial margin and/or collateral as follows:

Fund	Forward Foreign Currencies
Multi-Manager Non-Core Fixed Income Fund	$530,000

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2018

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $815,634, $0 and $532,965, respectively)	$11,549,562	$989,076	$7,830,158
Non-cash dividends — unaffiliated issuers	—	—	1,248,993
Dividends — affiliated issuers	169,442	461,773	67,056
Interest	—	33,058,364	31,235
Total investment income	11,719,004	34,509,213	9,177,442

Expenses:
Management fees	5,774,394	4,716,606	2,809,876
Custody, accounting and administrative services	1,312,672	648,998	378,354
Professional fees	350,221	290,397	330,847
Transfer Agency fees	112,124	110,979	56,198
Prime broker fees	—	3,248	—
Printing and mailing costs	48,010	42,281	29,613
Trustee fees	43,298	43,898	34,345
Registration fees	8,878	33,308	15,438
Other	136,456	84,431	55,658
Total expenses	7,786,053	5,974,146	3,710,329
Less — expense reductions	(3,293,121)	(2,101,080)	(1,187,541)
Net expenses	4,492,932	3,873,066	2,522,788
NET INVESTMENT INCOME	7,226,072	30,636,147	6,654,654

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $1,567, $0, $0)	31,681,312	(19,324,238)	(288,645)
Futures contracts	209,427	183,579	—
Swap contracts	—	(130,738)	—
Forward foreign currency exchange contracts	4,899,908	(551,629)	(40,669)
Foreign currency transactions	(160,523)	(726,308)	(164,955)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(71,843,924)	(28,066,261)	(16,748,717)
Purchased options	—	78	—
Futures contracts	(140,865)	(20,614)	—
Swap contracts	—	59,878	—
Forward foreign currency exchange contracts	(121,307)	(791,331)	(283)
Foreign currency translation	(20,028)	23,632	281
Net realized and unrealized loss	(35,496,000)	(49,343,952)	(17,242,988)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(28,269,928)	$(18,707,805)	$(10,588,334)

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets

	Multi-Manager Global Equity Fund			Multi-Manager Non-Core Fixed Income Fund
	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$7,226,072	$4,835,781		$30,636,147	$17,045,986
Net realized gain (loss)	36,630,124	29,542,042		(20,549,334)	2,454,821
Net change in unrealized gain (loss)	(72,126,124)	60,298,475		(28,794,618)	(1,778,127)
Net increase (decrease) in net assets resulting from operations	(28,269,928)	94,676,298		(18,707,805)	17,722,680

Distributions to shareholders:
From distributable earnings	(16,134,908)	(9,419,142	)(a)	(23,374,598)	(15,978,609	)(a)
From return of capital	—	—		(7,036,890)	(1,059,637)
Total distributions to shareholders	(16,134,908)	(9,419,142)		(30,411,488)	(17,038,246)

From share transactions:
Proceeds from sales of shares	224,350,010	124,275,010		343,095,015	156,040,015
Reinvestment of distributions	16,134,908	9,419,142		30,411,488	16,839,680
Cost of shares redeemed	(53,000,010)	(333,507,466)		(42,240,015)	(75,927,513)
Net increase (decrease) in net assets resulting from share transactions	187,484,908	(199,813,314)		331,266,488	96,952,182
TOTAL INCREASE (DECREASE)	143,080,072	(114,556,158)		282,147,195	97,636,616

Net assets:(b)
Beginning of year	490,496,684	605,052,842		401,682,480	304,045,864
End of year	$633,576,756	$490,496,684		$683,829,675	$401,682,480

(a)	Prior year information has been revised to conform to current year presentation. Distributions to share holders for Multi-Manager Global Equity Fund and Multi-Manager Non-Core Fixed Income Fund consisted solely of net investment income for the fiscal year ended October 31, 2017.

(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed (distributions in excess of) net investment income was $2,926,404 and $(1,062,911) for Multi-Manager Global Equity Fund and Multi-Manager Non-Core Fixed Income Fund respectively, as of October 31, 2017.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets (continued)

	Multi-Manager Real Assets Strategy Fund
	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$6,654,654	$4,667,070
Net realized gain (loss)	(494,269)	5,945,104
Net change in unrealized gain (loss)	(16,748,719)	6,298,956
Net increase (decrease) in net assets resulting from operations	(10,588,334)	16,911,130

Distributions to shareholders:
From distributable earnings	(5,483,013)	(7,119,599	)(a)

From share transactions:
Proceeds from sales of shares	272,441,005	41,100,000
Reinvestment of distributions	5,483,013	7,119,599
Cost of shares redeemed	(87,285,114)	(153,945,693)
Net increase (decrease) in net assets resulting from share transactions	190,638,904	(105,726,094)
TOTAL INCREASE (DECREASE)	174,567,557	(95,934,563)

Net assets:(b)
Beginning of year	212,440,607	308,375,170
End of year	$387,008,164	$212,440,607

(a)	Prior year information has been revised to conform to current year presentation. Distributions to share holders for Multi-Manager Real Assets Strategy Fund consisted solely of net investment income for the fiscal year ended October 31, 2017.

(b)	Prior fiscal year information has been revised to conform with current year presentation. Distributions in excess of net investment income was $(1,666,912) as of October 31, 2017.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Global Equity Fund
	Class R6 Shares(a)
	Year Ended October 31,			For the period ended, October 31, 2015(b)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$11.36	$9.49	$9.46	$10.00
Net investment income(c)	0.15	0.11	0.11	0.02
Net realized and unrealized gain (loss)	(0.52)	1.91	(0.04)	(0.56)
Total from investment operations	(0.37)	2.02	0.07	(0.54)
Distributions to shareholders from net investment income	(0.15)	(0.15)	(0.04)	—
Distributions to shareholder from net realized gains	(0.22)	—	—	—
Total distributions	(0.37)	(0.15)	(0.04)	—
Net asset value, end of period	$10.62	$11.36	$9.49	$9.46
Total return(d)	(3.43)%	21.63%	0.74%	(5.40)%
Net assets, end of year (in 000s)	$633,577	$490,497	$605,053	$439,155
Ratio of net expenses to average net assets	0.80%	0.85%	0.85%	0.85	%(e)
Ratio of total expenses to average net assets	1.39%	1.47%	1.31%	1.34	%(e)
Ratio of net investment income to average net assets	1.29%	1.03%	1.19%	0.74	%(e)
Portfolio turnover rate(f)	76%	88%	47%	10%

(a)	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.
(b)	Commenced operations on June 24, 2015.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund
	Class R6 Shares(a)
	Year Ended October 31,			For the period ended, October 31, 2015(b)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$9.60	$9.60	$9.37	$10.00
Net investment income(c)	0.51	0.50	0.46	0.25
Net realized and unrealized gain (loss)	(0.77)	—	0.23	(0.63)
Total from investment operations	(0.26)	0.50	0.69	(0.38)
Distributions to shareholders from net investment income	(0.39)	(0.47)	(0.43)	(0.24)
Distributions to shareholder from capital	(0.12)	(0.03)	(0.03)	(0.01)
Total distributions	(0.51)	(0.50)	(0.46)	(0.25)
Net asset value, end of period	$8.83	$9.60	$9.60	$9.37
Total return(d)	(2.84)%	5.38%	7.54%	(3.84)%
Net assets, end of year (in 000s)	$683,830	$401,682	$304,046	$270,687
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70	%(e)
Ratio of total expenses to average net assets	1.08%	1.12%	1.20%	1.19	%(e)
Ratio of net investment income to average net assets	5.52%	5.26%	4.91%	4.45	%(e)
Portfolio turnover rate(f)	123%	152%	96%	82%

(a)	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.
(b)	Commenced operations March 31, 2015.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Real Assets Strategy Fund
	Class R6 Shares(a)
	Year Ended October 31,				For the period ended, October 31, 2015(b)
	2018		2017	2016
Per Share Data
Net asset value, beginning of period	$9.66		$9.17	$9.57	$10.00
Net investment income(c)	0.23	(g)	0.20	0.18	0.02
Net realized and unrealized gain (loss)	(0.41)		0.58	(0.38)	(0.45)
Total from investment operations	(0.18)		0.78	(0.20)	(0.43)
Distributions to shareholders from net investment income	(0.05)		(0.29)	(0.20)	—
Distributions to shareholders from net realized gains	(0.19)		—	—	—
Total distributions	(0.24)		(0.29)	(0.20)	—
Net asset value, end of period	$9.24		$9.66	$9.17	$9.57
Total return(d)	(1.88)%		8.65%	(2.14)%	(4.30)%
Net assets, end of year (in 000s)	$387,008		$212,441	$308,375	$197,429
Ratio of net expenses to average net assets	0.90%		0.90%	0.87%	0.90	%(e)
Ratio of total expenses to average net assets	1.32%		1.32%	1.33%	1.42	%(e)
Ratio of net investment income to average net assets	2.37	%(g)	2.10%	1.96%	0.67	%(e)
Portfolio turnover rate(f)	86%		131%	93%	35%

(a)	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.
(b)	Commenced operations on June 30, 2015.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Assumes reinvestment of all dividends and distributions. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(g)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.45% of average net assets.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements

October 31, 2018

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager Global Equity Fund	Class R6 (formerly Institutional)(a)	Diversified
Multi-Manager Non-Core Fixed Income Fund	Class R6 (formerly Institutional)(a)	Diversified(b)
Mutli-Manager Real Assets Strategy Fund	Class R6 (formerly Institutional)(a)	Diversified

(a)	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.
(b)	The Multi-Manager Non-Core Fixed Income Fund was previously registered as a non-diversified investment company. Pursuant to current positions of the SEC staff, the Multi-Manager Non-Core Fixed Income Fund’s classification has changed from non diversified to diversified, and the Fund will not be able to become non-diversified unless it seeks and obtains the approval of shareholders. Accordingly, the Multi-Manager Non-Core Fixed Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreement”) with the Trust. As of October 31, 2018, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager Global Equity Fund with Boston Partners Global Investors, Inc., Causeway Capital Management LLC, Fisher Asset Management, LLC, GW&K Investment Management, LLC, Legal & General Investment Management America, Inc., Principal Global Investors, LLC, Quantitative Management Associates LLC, Russell Investments Implementation Services, LLC, Vaughan Nelson Investment Management, L.P., Vulcan Value Partners, LLC, WCM Investment Management and Wellington Management Company LLP; for the Multi-Manager Non-Core Fixed Income Fund with Ares Capital Management II LLC, BlueBay Asset Management LLP, Brigade Capital Management, LP, Lazard Asset Management LLC, Symphony Asset Management LLC, and TCW Investment Management Company LLC; and for the Multi-Manager Real Assets Strategy Fund with PGIM Real Estate, a business unit of PGIM, Inc., Presima Inc., RARE Infrastructure (North America) Pty Limited and RREEF America L.L.C. (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the

91

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Multi-Manager Global Equity	Annually	Annually
Multi-Manager Non-Core Fixed Income	Daily/Monthly	Annually
Multi-Manager Real Assets Strategy	Annually*	Annually

*	The Multi-Manager Real Assets Strategy Fund changed from quarterly to an annual distribution as of February 2018.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on

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Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

last bid price for long positions and the last ask price on short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

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Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2018:

MULTI-MANAGER GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$609,237	$4,181,564	$—
Asia	17,493,596	110,776,846	—
Australia and Oceania	222,571	8,038,209	—
Europe	16,019,674	115,445,955	—
North America	318,199,596	1,357,246	—
South America	10,228,970	1,818,322	—
Rights	—	2	—
Exchange Traded Fund	188,046	—	—
Investment Company	23,766,349	—	—
Short-term Investments	—	700,000	—
Total	$386,728,039	$242,318,144	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER GLOBAL EQUITY (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$2,409,729	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(28,613)	$—
Futures Contracts	(101,449)	—	—
Total	$(101,449)	$(28,613)	$—

MULTI-MANAGER NON-CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Debt Obligations	$6,926,172	$244,744,704	$—
Corporate Obligations	—	268,803,128	—
Bank Loans	—	110,749,728	957,005
Common Stock and/or Other Equity Investments(a)
North America	353,851	667,861	131,918
Warrants	—	103,774	—
Exchange Traded Fund	1,452,338	—	—
Investment Company	56,198,365	—	—
Total	$64,930,726	$625,069,195	$1,088,923

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(b)	$—	$1,068,111	$—
Credit Default Swap Contracts(b)	—	84,750	—
Options Purchased	—	44,251	—
Total	$—	$1,197,112	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(1,702,553)	$—

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Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER REAL ASSETS STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$104,018	$51,297,530	$—
Australia and Oceania	—	18,660,616	—
Europe	3,862,378	71,102,176	—
North America	213,763,889	—	—
South America	705,024	—	—
Exchange Traded Funds	15,703,400	—	—
Investment Company	10,604,129	—	—
Total	$244,742,838	$141,060,322	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$46	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager Global Equity
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	$2,409,729	Payable for unrealized loss on forward foreign currency exchange contracts	$(28,613)
Equity	—	—	Variation margin on futures contracts	(101,449)	(a)
Total		$2,409,729		$(130,062)

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4. INVESTMENTS IN DERIVATIVES (continued)

Multi-Manager Non-Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Variation margin on swap contracts	$84,750	(a)	—	$—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	1,112,362		Payable for unrealized loss on forward foreign currency exchange contracts.	(1,702,553)
Total		$1,197,112			$(1,702,553)

Multi-Manager Real Assets Strategy
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	$46		—	$—

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$4,899,908	$(121,307)	75
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	209,427	(140,865)	21
Total		$5,109,335	$(262,172)	96

Multi-Manager Non-Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts, /Net change in unrealized gain (loss) on purchased options, futures contracts and swap contracts	$105,822	$(45,486)	16
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(37,650)	84,750	—
Currency	Net realized gain (loss) from forward foreign currency exchange/ Net change in unrealized gain (loss) on forward foreign currency exchange	(566,960)	(791,253)	121
Total		$(498,788)	$(751,989)	137

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Notes to Financial Statements (continued)

October 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

Multi-Manager Real Assets Strategy
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange/ Net change in unrealized gain (loss) on forward foreign currency exchange	$(40,669)	$(283)	1
Total		$(40,669)	$(283)	1

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2018.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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For the fiscal year ended October 31, 2018 , contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate*^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Multi-Manager Global Equity	1.03%	0.93%	0.89%	0.87%	0.84%	1.03%	0.44%
Multi-Manager Non-Core Fixed Income	0.85	0.85	0.77	0.73	0.71	0.85	0.50
Multi-Manager Real Asset Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.60

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the Fiscal year ended October 31, 2018, GSAM waived $15,437, $41,023, $6,100 of the Fund’s management fee for the Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy Funds, respectively.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.02% of the average daily net assets of Class R6 Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund are 0.85%, 0.70%, and 0.90% respectively. These Other Expense limitations will remain in place through at least February 28, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Annual Operating Expense Reductions
Multi-Manager Global Equity	$3,323,002	$(29,881)	$3,293,121
Multi-Manager Non-Core Fixed Income	1,946,739	154,341	2,101,080
Multi-Manager Real Assets Strategy	1,136,177	51,364	1,187,541

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Notes to Financial Statements (continued)

October 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Line of Credit Facility — As of October 31, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2018, the Funds did not have any borrowings under the facility.

E.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2018 , Goldman Sachs earned $83, $4,238 and $6,496 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy Fund, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2018:

Fund	Market Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Market Value as of October 31, 2018	Shares as of October 31, 2018	Dividend Income from Affiliated Investment Companies
Multi-Manager Global Equity	$—	$136,022,682	$(112,256,333)	$23,766,349	23,766,349	$169,442
Multi-Manager Non-Core Fixed Income	—	563,465,902	(507,267,537)	56,198,365	56,198,365	461,773
Multi-Manager Real Asset Strategy	—	86,905,729	(76,301,600)	10,604,129	10,604,129	67,056

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2018, were as follows:

Fund	Purchases of Government Securities	Purchases Excluding Government Securities	Sales of Government Securities	Sales Excluding Government Securities
Multi-Manager Global Equity	$—	$588,138,866	$—	$408,481,383
Multi-Manager Non-Core Fixed Income	6,924,578	935,145,449	—	610,775,768
Multi-Manager Real Asset Strategy	—	430,233,297	—	233,971,421

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows:

	Multi-Manager Global Equity	Multi-Manager Non Core Fixed Income	Multi-Manager Real Assets Strategy
Distribution paid from:
Ordinary income	$6,769,105	$23,374,598	$2,894,587
Net long-term capital gains	9,365,803	—	2,588,426
Total taxable distributions	$16,134,908	$23,374,598	$5,483,013
Tax return of capital	$—	$7,036,890	$—

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7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows:

	Multi-Manager Global Equity	Multi-Manager Non Core Fixed Income	Multi-Manager Real Assets Strategy
Distribution paid from:
Ordinary income	$9,419,142	$15,159,106	$7,077,825
Net long-term capital gains	—	819,503	41,774
Total taxable distributions	$9,419,142	$15,978,609	$7,119,599
Tax return of capital	$—	$1,059,637	$—

As of October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non Core Fixed Income	Multi-Manager Real Assets Strategy
Undistributed ordinary income — net	$19,416,273	$—	$5,795,133
Undistributed long-term capital gains	24,319,130	—	2,242,399
Total undistributed earnings	$43,735,403	$—	$8,037,532
Capital loss carryforwards	$—	$(11,618,344)	$—
Timing differences (Straddle Loss Deferral)	(63,904)	(1,588,041)	—
Unrealized gains (losses) — net	(5,776,458)	(27,651,533)	(8,421,360)
Total accumulated earnings (losses) net	$37,895,041	$(40,857,918)	$(383,828)

	Multi-Manager Global Equity Fund	Multi-Manager Non Core Fixed Income	Multi-Manager Real Assets Strategy
Capital loss carryforward(1):
Perpetual short-term	$—	$(9,329,203)	$—
Perpetual long-term	—	(2,289,141)	—
Total capital loss carryforwards:	$—	$(11,618,344)	$—

(1)	Up to $539,048 of the capital loss carryforward for the Multi-Manager Non-Core Fixed Income Fund may be limited under section 382 of the Internal Revenue Code.

As of October 31, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non Core Fixed Income	Multi-Manager Real Assets Strategy
Tax Cost	$637,064,090	$718,131,776	$394,220,159
Gross unrealized gain	44,088,693	3,378,372	14,762,938
Gross unrealized loss	(49,865,151)	(31,029,905)	(23,184,298)
Net unrealized gains (losses) on securities	$(5,776,458)	$(27,651,533)	$(8,421,360)

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Notes to Financial Statements (continued)

October 31, 2018

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments, partnership investments, passive foreign investment company investments and swap transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

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8. OTHER RISKS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and

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Notes to Financial Statements (continued)

October 31, 2018

8. OTHER RISKS (continued)

property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal years beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager Global Equity Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class R6 Shares(a)
Shares sold	19,647,160	$224,350,010	11,205,777	$124,275,010
Reinvestment of distributions	1,422,831	16,134,908	978,104	9,419,142
Shares redeemed	(4,562,894)	(53,000,010)	(32,784,675)	(333,507,466)
NET INCREASE (DECREASE)	16,507,097	$187,484,908	(20,600,794)	$(199,813,314)

	Multi-Manager Non-Core Fixed Income Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class R6 Shares(a)
Shares sold	37,020,923	$343,095,015	16,314,787	$156,040,015
Reinvestment of distributions	3,298,557	30,411,488	1,761,790	16,839,680
Shares redeemed	(4,695,828)	(42,240,015)	(7,919,941)	(75,927,513)
NET INCREASE (DECREASE)	35,623,652	$331,266,488	10,156,636	$96,952,182

	Multi-Manager Real Assets Strategy Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class R6 Shares(a)
Shares sold	28,269,374	$272,441,005	4,307,024	$41,100,000
Reinvestment of distributions	567,208	5,483,013	778,245	7,119,599
Shares redeemed	(8,958,849)	(87,285,114)	(16,749,658)	(153,945,693)
NET INCREASE (DECREASE)	19,877,733	$190,638,904	(11,664,389)	$(105,726,094)

(a)	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.

107

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund and Goldman Sachs Multi-Manager Real Assets Strategy Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund and Goldman Sachs Multi-Manager Real Assets Strategy Fund (three of the funds constituting Goldman Sachs Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Fund Expenses — Six Months Ended October 31, 2018

As a shareholder of Class R6 Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Global Equity Fund				Multi-Manager Non-Core Fixed Income Fund				Multi-Manager Real Assets Strategy Fund
Share Class	Beginning Account Value 5/1/18	Ending Account Value 10/31/18		Expenses Paid for the 6 months ended 10/31/18*	Beginning Account Value 5/1/18	Ending Account Value 10/31/18		Expenses Paid for the 6 months ended 10/31/18*	Beginning Account Value 5/1/18	Ending Account Value 10/31/18		Expenses Paid for the 6 months ended 10/31/18*
Class R6(a)
Actual	$1,000.00	$938.20		$3.71	$1,000.00	$971.20		$3.48	$1,000.00	$986.10		$4.51
Hypothethical 5% return	1,000.00	1,021.37	+	3.87	1,000.00	1,021.68	+	3.57	1,000.00	1,020.67	+	4.58

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class R6
Multi-Manager Global Equity	0.80%
Multi-Manager Non-Core Fixed Income	0.70
Multi-Manager Real Assets Strategy	0.90

(a)	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.

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Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Funds.

The Management Agreement was most recently approved for continuation until August 31, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on August 7-8, 2018 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and (i) each of Boston Partners Global Investors, Inc., Causeway Capital Management LLC, Fisher Asset Management, LLC, GW&K Investment Management, LLC, Legal & General Investment Management Americas, Inc., Principal Global Investors, LLC, Russell Investment Implementation Services, LLC, Vulcan Value Partners, LLC, and WCM Investment Management (on behalf of Goldman Sachs Multi-Manager Global Equity Fund); (ii) each of Ares Capital Management II LLC, BlueBay Asset Management LLP, Brigade Capital Management, LP, Lazard Asset Management LLC, and Symphony Asset Management LLC (on behalf of Goldman Sachs Multi-Manager Non-Core Fixed Income Fund); and (iii) each of PGIM Real Estate (a business unit of PGIM, Inc.), Presima Inc., RARE Infrastructure (North America) Pty Limited, and RREEF America L.L.C. (on behalf of Goldman Sachs Multi-Manager Real Assets Strategy Fund) (each, a “Designated Sub-Adviser” and collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and, with respect to the Goldman Sachs Multi-Manager Global Equity Fund, commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, as well as general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:

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Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	with respect to the Goldman Sachs Multi-Manager Global Equity Fund, comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	with respect to the Investment Adviser, portfolio manager ownership of Fund shares and the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (including the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the services provided under the Management Agreement; and
(n)	the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets and share purchase and redemption activity.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Funds and the respective services of the Investment Adviser and its affiliates, and the Designated Sub-Advisers. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Independent Trustees periodically received written materials and oral presentations from the funds’ various sub-advisers, including the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees

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Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

Investment Performance

The Trustees considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that each Fund had significant differences from its Outside Data Provider peer group that caused them to be imperfect bases for comparison. The Trustees also compared the investment performance of the Goldman Sachs Multi-Manager Global Equity Fund to the performance of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Goldman Sachs Multi-Manager Global Equity Fund’s Institutional Shares had placed in the third quartile of the Fund’s performance peer group, and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2018. They noted that Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s Institutional Shares had placed in the second quartile of the Fund’s performance peer group, and had underperformed the Fund’s composite benchmark index for the one-year period ended March 31, 2018. They noted that the Goldman Sachs Real Assets Strategy Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s performance peer group, and had outperformed the Fund’s composite benchmark index for the one-year period ended March 31, 2018.
Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by each Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed the analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency and custody fees, other expenses, and fee waivers/reimbursements to those of the peer group and category medians. With respect to the Goldman Sachs Multi-Manager Global Equity Fund, the Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Fund. They also noted that, in some cases, collective investment vehicles have a compensation structure that includes performance fees and also pay additional asset-based fees and performance fees to the managers of underlying hedge funds. The Trustees considered that services provided to the Funds differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-sensitive. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

The Trustees considered the Investment Adviser’s undertaking to waive a portion of the management fee payable by each Fund. In this regard, the Trustees noted that the Investment Adviser’s institutional clients that are invested in the Funds pay a single management fee for the Investment Adviser’s management of their accounts, and that the Investment Adviser waives a

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Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

portion of the management fee with respect to each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s sub-advisers. They also considered the Investment Adviser’s undertaking to limit each Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Investment Adviser’s Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated.

The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees considered that the Funds are offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Funds and other funds act as core “building blocks” with which the client and the Investment Adviser form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees noted that, pursuant to the model, clients pay a management fee for the Investment Adviser’s management of their accounts, and that the fund-level management fee in excess of the weighted average sub-advisory fees are waived in order to avoid charging two layers of management fees. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Goldman Sachs Multi-Manager Global Equity Fund	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund Fund	Goldman Sachs Multi-Manager Real Assets Strategy Fund
First $1 billion	1.03%	0.85%	1.00%
Next $1 billion	0.93	0.85	0.90
Next $3 billion	0.89	0.77	0.86
Next $3 billion	0.87	0.73	0.84
Over $8 billion	0.84	0.71	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits (if any); information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

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Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Funds; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of the Investment Adviser’s other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with the Funds’ custodian on behalf of its other clients, as a result of the relationship with the Funds; and (f) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the investment management fees paid by each Fund were reasonable in light of the factors considered, and that the Management Agreement, and the terms thereof, should be approved and continued with respect to each Fund until August 31, 2019.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Funds by their respective Designated Sub-Advisers, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the applicable Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Funds. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate, which benefited shareholders of those Funds in light of the existing management fee waiver arrangement. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to each Fund in light of the overall management fee paid by each Fund.

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Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until August 31, 2019.

New Sub-Advisory Agreements

In addition to the actions taken by the Trustees to approve the continuation of the Management Agreement and the Designated Sub-Advisory Agreements, upon the recommendation of the Investment Adviser, at meetings held on May 8-9, 2018 and August 7-8, 2018, the Trustees, including all of the Independent Trustees present, approved sub-advisory agreements (the “New Sub-Advisory Agreements”) between the Investment Adviser and TCW Investment Management Company, LLC on behalf of the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund and DWS Investment Management Americas, Inc., Quantitative Management Associates LLC, and Vaughan Nelson Investment Management, L.P. (each a “New Sub-Adviser” and collectively the “New Sub-Advisers”) on behalf of Goldman Sachs Multi-Manager Global Equity Fund (the “New Sub-Advisory Agreements”). In connection with their evaluation of the New Sub-Advisory Agreements, the Trustees received written materials and oral presentations prepared by the Investment Adviser and each New Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by each New Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services to be Provided Under the New Sub-Advisory Agreement

In evaluating the New Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the New Sub-Advisers. In evaluating the nature, extent, and quality of services to be provided by each New Sub-Adviser, the Trustees considered information on the services to be provided to the Funds by the New Sub-Advisers, including information about the New Sub-Advisers’ (a) personnel and compensation structure; (b) track record in managing other funds and accounts, which have investment strategies similar to those to be employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of the New Sub-Advisers, the New Sub-Advisers’ investment strategies and personnel, and their compliance programs. They noted that, because the New Sub-Advisers had not previously provided services to the Funds, there was no performance information to evaluate with respect to the Funds.

Costs of Services to be Provided

The Trustees reviewed the terms of the New Sub-Advisory Agreements and the proposed fee schedules, including any breakpoints. They noted that the compensation paid to each New Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the New Sub-Advisory Agreements were the result of arm’s length negotiations between the Investment Adviser and each New Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to the Fund and how it would change upon hiring the New Sub-Advisers. They considered this information in light of the overall management fee expected to be retained by the Investment Adviser. They considered the Investment Adviser’s undertaking to waive the portion of its management fee which is in excess of the weighted average of the Funds’ sub-advisory fees.

Conclusion

In connection with their consideration of the New Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to the New Sub-Advisers were reasonable in light of the factors considered, and that each New Sub-Advisory Agreement, and the terms thereof, should be approved for a period of two years from its effective date.

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Cheryl K. Beebe Age: 62	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)	Ms. Beebe is retired. She is Director, Convergys Corporation (2015-Present); Director, Packaging Corporation of America (2008-Present); and was formerly Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014). Chair of the Board of Trustees — Goldman Sachs Trust II.	19	Convergys Corporation (a global leader in customer experience outsourcing); Packaging Corporation of America (producer of container board)
Lawrence Hughes Age: 60	Trustee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012-Present). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016). Trustee — Goldman Sachs Trust II.	19	None
John F. Killian Age: 63	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); Director, Houghton Mifflin Harcourt Publishing Company (2011-Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009- 2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II.	19	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company
Steven D. Krichmar Age: 60	Trustee	Since 2018	Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001). Trustee — Goldman Sachs Trust II.	19	None

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Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				154	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2018, Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 28 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2012 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2017

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust II — Strategic Multi-Asset Class Funds — Tax Information (Unaudited)

For the year ended October 31, 2018, 27.79% and 10.95% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity and Multi-Manager Real Assets Strategy Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2018, 100% and 44.35% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity and Multi-Manager Real Assets Strategy Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Multi-Manager Global Equity and Multi-Manager Real Assets Strategy Funds designate $9,365,803 and $2,588,426, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2018.

From distributions paid during the year ended October 31, 2018, the total amount of income received by the Multi-Manager Global Equity Fund from sources within foreign countries and possessions of the United States was $0.0961 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Multi-Manager Global Equity Fund was 56.49%. The total amount of taxes paid by the Multi-Manager Global Equity Fund to such countries was $0.0133 per share.

During the fiscal year ended October 31, 2018, the Multi-Manager Real Assets Strategy Fund designates $1,675,800 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

118

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of September 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[4]
∎	International Equity ESG Fund[5]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[5]Effective	after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of October 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about each Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2018 Goldman Sachs. All rights reserved. 152212-OTU-889466 SMACAR-18/183

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John F. Killian is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2018	2017	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$445,908	$632,965	Financial Statement audits.

Audit-Related Fees:

• PwC	$54,252	$25,795

Tax Fees:

• PwC	$233,440	$158,592

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2018	2017	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,862,076	$1,560,883	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust II (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended October 31, 2018 and October 31, 2017 were $287,692 and $184,387 respectively. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for the twelve months ended October 31, 2018 and October 31, 2017 were approximately $9.7 million and $11.4 million respectively. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2018 and 2017 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its Multi-Manager Non-Core Fixed Income Fund.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 3, 2019

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust II

Date:	January 3, 2019